UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-04391

                           Old Mutual Advisor Funds II
               (Exact name of registrant as specified in charter)
                                    --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                               Julian F. Sluyters
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                     (Name and address of agent for service)

                                   Copies to:

William H. Rheiner, Esq.                    Andra C. Ozols, Esq.
Ballard Spahr Andrews & Ingersoll           Old Mutual Capital, Inc.
1735 Market Street, 51st Floor              4643 South Ulster Street, Suite 600
Philadelphia, PA 19103-7599                 Denver, CO 80237
(215) 864-8600                              (888) 744-5050

       Registrant's telephone number, including area code: 1-888-724-4669

                        Date of fiscal year end: March 31

                  Date of reporting period: September 30, 2006

Item 1.    Reports to Stockholders.


[LOGO]  OLD MUTUAL
        ADVISOR FUNDS II

EQUITY FUNDS
------------
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Columbus Circle Technology and Communications Fund
Old Mutual Emerging Growth Fund
Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap Fund
Old Mutual Large Cap Growth Fund
Old Mutual Large Cap Growth Concentrated Fund
Old Mutual Mid-Cap Fund
Old Mutual Select Growth Fund
Old Mutual Small Cap Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Small Cap Value Fund

FIXED-INCOME FUNDS
------------------
Old Mutual Cash Reserves Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

SEMI-ANNUAL REPORT | September 30, 2006

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[PICTURE]

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

TABLE OF CONTENTS

ABOUT THIS REPORT                                                                    1

MESSAGE TO SHAREHOLDERS                                                              5

MANAGEMENT OVERVIEW AND SCHEDULES OF INVESTMENTS

EQUITY FUNDS

   Old Mutual Analytic U.S. Long/Short Fund
      Class Z (OBDEX), Class A (OADEX), Class C (OCDEX)                              6

   Old Mutual Barrow Hanley Value Fund
      Class Z (OBFOX), Advisor Class (OCLFX), Class A (OAFOX), Class C (OCFOX)      14

   Old Mutual Columbus Circle Technology and Communications Fund
      Class Z (OBTCX), Advisor Class (OTNAX), Class A (OATCX), Class C (OCOMX)      19

   Old Mutual Emerging Growth Fund
      Class Z (OBEAX), Class A (OAEGX), Class C (OCEGX)                             24

   Old Mutual Focused Fund
      Class Z (OBFVX), Class A (OAFCX), Class C (OCFCX)                             30

   Old Mutual Growth Fund
      Class Z (OBHGX), Advisor Class (OBGWX), Class A (OAHGX), Class C (OCHGX)      35

   Old Mutual Heitman REIT Fund
      Class Z (OBRTX), Advisor Class (OBRAX), Class A (OARTX), Class C (OCRTX)      44

   Old Mutual Large Cap Fund
      Class Z (OLCVX), Advisor Class (OBLWX), Class A (OALLX), Class C (OCCAX)      48

   Old Mutual Large Cap Growth Fund
      Class Z (OBHLX), Advisor Class (OBLAX), Class A (OALHX), Class C (OCLHX)      53

   Old Mutual Large Cap Growth Concentrated Fund
      Class Z (OLCPX), Advisor Class (OLTAX), Class A (OLGBX), Class C (OCLAX)      59

   Old Mutual Mid-Cap Fund
      Class Z (OBMEX), Advisor Class (OZZAX), Class A (OAMJX), Class C (OCCPX)      65

   Old Mutual Select Growth Fund
      Class Z (OBHEX), Class A (OAHEX), Class C (OCHEX)                             70

   Old Mutual Small Cap Fund
      Class Z (OBSWX), Advisor Class (OVAAX), Class A (OSAMX), Class C (OSCMX)      77

   Old Mutual Strategic Small Company Fund
      Class Z (OSSCX), Advisor Class (OBSSX), Class A (OSSAX), Class C (OCSSX)      85

   Old Mutual TS&W Small Cap Value Fund
      Class Z (OSMVX), Class A (OACVX), Class C (OCCVX)                             95

TABLE OF CONTENTS -- CONCLUDED

FIXED-INCOME FUNDS

   Old Mutual Cash Reserves Fund
      Class Z (OBCXX)                                                              101

   Old Mutual Dwight Intermediate Fixed Income Fund
      Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX)                            105

   Old Mutual Dwight Short Term Fixed Income Fund
      Class Z (OBCPX), Advisor Class (OACPX), Class A (OIRAX), Class C (OIRCX)     112

STATEMENTS OF ASSETS & LIABILITIES                                                 118

STATEMENTS OF OPERATIONS                                                           124

STATEMENTS OF CHANGES IN NET ASSETS                                                128

FINANCIAL HIGHLIGHTS                                                               134

NOTES TO FINANCIAL STATEMENTS                                                      143

PROXY VOTING AND PORTFOLIO HOLDINGS                                                166

FUND EXPENSES EXAMPLE                                                              167

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST                                        170

SHAREHOLDER PROXY RESULTS                                                          172

ABOUT THIS REPORT

HISTORICAL RETURNS
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All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-433-0051 or visit www.omfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Funds offer Class A, Class C, Class Z and Advisor Class shares of most Funds. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Advisor Class shares are subject to an annual service fee of 0.25%. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Fund holdings as of September 30, 2006, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of September 30, 2006 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology sector has been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decrease. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index or an average.

DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX

The unmanaged Dow Jones Wilshire Real Estate Securities Index is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

LEHMAN INTERMEDIATE U.S. AGGREGATE INDEX

The Lehman Intermediate U.S. Aggregate Index is an unmanaged index of fixed-income securities with medium term durations. The unmanaged index is market-value weighted inclusive of accrued interest.

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ABOUT THIS REPORT -- CONTINUED

MERRILL LYNCH 1-3 YEAR U.S. TREASURIES INDEX

The Merrill Lynch 1-3 Year U.S. Treasuries Index is a capitalization weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum outstanding of $1 billion.

NYSE ARCA TECH 100 INDEX

The NYSE Arca Tech 100 Index is a price-weighted index of the top 100 U.S. technology stocks from 16 different industries within the technology sector.

RUSSELL 3000(R) INDEX

The unmanaged Russell 3000(R) Index measures the performance of the largest 3,000 publicly traded U.S. companies based on market capitalization.

RUSSELL 3000(R) GROWTH INDEX

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) INDEX

The unmanaged Russell 1000(R) Index measures the performance of the largest 1,000 publicly traded U.S. companies.

RUSSELL 1000(R) GROWTH INDEX

The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000(R) INDEX

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

RUSSELL 2000(R) GROWTH INDEX

The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

RUSSELL 2000(R) VALUE INDEX

The unmanaged Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MIDCAP(R) GROWTH INDEX

The unmanaged Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with a greater than average growth orientation.

S&P 1500 INDEX

The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based, capitalization-weighted index comprising 1,500 large-cap, mid-cap, and small-cap U.S. companies.

S&P 500 INDEX

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

S&P MIDCAP 400 INDEX

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

S&P SMALLCAP 600 INDEX

The unmanaged S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

AVERAGES
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LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS AVERAGE

Funds that by portfolio practice invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than five to ten years. The Lipper Intermediate-Grade Debt Funds Average represents the average performance of 509 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Intermediate Investment-Grade Debt category.

LIPPER LARGE-CAP CORE FUNDS AVERAGE

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-book ratio, and three-year earnings growth figure, compared to the S&P 500 Index. The Lipper Large-Cap Core Funds Average represents the average performance of 890 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Large-Cap Core category.

LIPPER LARGE-CAP GROWTH FUNDS AVERAGE

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure compared to the S&P 500 Index. The Lipper Large-Cap Growth Funds Average represents the average performance of 759 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Large-Cap Growth category.

LIPPER MID-CAP CORE FUNDS AVERAGE

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Mid-cap core funds have wide latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the S&P MidCap 400 Index. The Lipper Mid-Cap Core Funds Average represents the average performance of 345 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Mid-Cap Core category.

LIPPER MID-CAP GROWTH FUNDS AVERAGE

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Mid-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure compared to the S&P MidCap 400 Index. The Lipper Mid-Cap Growth Funds Average represents the average performance of 651 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Mid-Cap Growth category.

LIPPER MONEY MARKET FUNDS AVERAGE

Funds that by portfolio practice invest in money market instruments with an average maturity of less than 6 months, including commercial paper, floating rate notes, certificates of deposit, and cash deposits. The Lipper Money Market Funds Average represents the average performance of 359 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Money Market category.

LIPPER MULTI-CAP CORE FUNDS AVERAGE

Funds that by portfolio practice invest in a variety of market capitalization ranges without concentrating assets in companies in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis)

ABOUT THIS REPORT -- CONCLUDED

above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure, compared to the S&P 1500 Index. The Multi-Cap Core Funds Average represents the average performance of 929 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Multi-Cap Core category.

LIPPER MULTI-CAP GROWTH FUNDS AVERAGE

Funds that by portfolio practice invest in a variety of market capitalization ranges without concentrating equity assets in companies in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure compared to the S&P 1500 Index. The Lipper Multi-Cap Growth Funds Average represents the average performance of 486 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Multi-Cap Growth category.

LIPPER MULTI-CAP VALUE FUNDS AVERAGE

Funds that by portfolio practice invest in a variety of market capitalization ranges without concentrating equity assets in companies in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Multi-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three year earnings growth figure, compared to the S&P 1500 Index. The Lipper Multi-Cap Value Funds Average represents the average performance of 529 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Multi-Cap Value category.

LIPPER REAL ESTATE FUNDS AVERAGE

Funds that by portfolio practice invest at least 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. The Lipper Real Estate Funds Average represents the average performance of 278 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Real Estate category.

LIPPER SCIENCE AND TECHNOLOGY FUNDS AVERAGE

Funds that by portfolio practice invest at least 65% of their equity portfolio in science and technology stocks. The Lipper Science & Technology Funds Average represents the average performance of 297 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Science & Technology category.

LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE

Funds that by portfolio practice invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. The Lipper Short Investment Grade Debt Funds Average represents the average performance of 244 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Short Investment Grade Debt category.

LIPPER SMALL-CAP CORE FUNDS AVERAGE

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P 1500 Index. Small-cap core funds have more latitude in the companies which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Average represents the average performance of 718 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Small-Cap Core category.

LIPPER SMALL-CAP GROWTH FUNDS AVERAGE

Funds that by portfolio practice invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Growth Funds Average represents the average performance of 595 mutual funds (as of September 30, 2006) classified by Lipper, Inc. in the Small-Cap Growth category.

MESSAGE TO SHAREHOLDERS

DEAR SHAREHOLDER:

As the recently appointed president of Old Mutual Advisor Funds II, it gives me great pleasure to share this investment update with you. More importantly, we are pleased to report that the six-month period concluding September 30, 2006 ended on a positive note.

That being said, it was not without its ups and downs. Whereas rising energy prices, inflationary pressures and continued monetary tightening negatively impacted investment returns during the first half of the reporting period, the second half saw impressive gains, as concerns subsided in conjunction with lower commodity costs, stabilizing interest rates and solid corporate earnings.

With blue-chip stocks approaching their all-time highs, other major market averages proved resilient in the face of difficult headwinds. The performance of the Old Mutual Advisor Funds II portfolios reflected late-period strength, particularly those employing a core investment strategy.

At the same time, as we head into the final months of 2006, growth-oriented funds also appear to be gaining traction. For more complete information, we invite you to refer to the following pages in which our sub-advisors discuss the Funds' individual activities and returns in greater detail.

In our last report to you, we conveyed the appointments of several new sub-advisors that had assumed portfolio management roles for certain Funds. Now that these outstanding managers have been at the helm of their respective Funds for a full nine months, we have seen firsthand the qualities that led to their initial selection. Going forward, we are confident that they will continue to deliver on their promise of consistency, depth and stability.

Besides bolstering our investment management team, we are continuing to strengthen our company-wide resources in order to best serve an array of shareholder needs. Old Mutual is always looking for ways to improve our communication with shareholders, and these enhancements play a key role in our efforts to do so. We encourage you to contact us if there is any way in which we may serve you better. You can contact me directly at President@oldmutualcapital.com or please see the back cover of this report for other appropriate contact information.

In closing, we believe that the financial markets continue to offer opportunities for the Funds' sub-advisors and their well-honed institutional disciplines. We look forward to the next six months with optimism, and, as always, we thank you for your continued investment.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
PRESIDENT
OLD MUTUAL ADVISOR FUNDS II

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: ANALYTIC INVESTORS, INC.

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PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006, THE OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND, CLASS Z SHARES OUTPERFORMED THE S&P 500 INDEX AND THE LIPPER LARGE-CAP CORE FUNDS AVERAGE.

o SECTORS THAT CONTRIBUTED POSITIVELY TO PERFORMANCE DURING THE PERIOD INCLUDED CONSUMER DISCRETIONARY, INFORMATION TECHNOLOGY AND FINANCIALS.

o DURING THE SIX-MONTH PERIOD, SECTORS THAT DETRACTED FROM PERFORMANCE INCLUDED HEALTH CARE, TELECOMMUNICATION SERVICES AND MATERIALS.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. During the six-month period ended September 30, 2006, the Old Mutual Analytic U.S. Long/Short Fund (the "Fund") Class Z shares gained 4.70%, outperforming both the 4.14% return of its benchmark, the S&P 500 Index, and the 2.33% return by its peer group, the Lipper Large-Cap Core Funds Average. Performance for all share classes can be found on page 8.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The U.S. equity market posted positive returns for the period with the S&P 500 Index gaining 4.14%. Economic news released during the period was mixed, however. Real gross domestic product ("GDP") reported for the first quarter of 2006 was the strongest it has been since 2003 and consumer confidence rose to a four-year high. However, housing starts continued to decline, slipping to its lowest level since February 2003 in August. The 10-Year Treasury yield hit a seven-month low of 4.56% in September and the Federal Reserve ("Fed") held the target rate steady at 5.25% after 17 consecutive rate increases.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. The Fund's sub-advisor, Analytic Investors, Inc.'s ("Analytic"), process is based on the premise that investor behavior changes, but changes slowly, and is persistent from month-to-month. Investor behavior observed during the period was fairly consistent with that observed over the prior three years. For example, stocks with above average sales-to-price and cash-flow-to-price ratios performed well, and the Fund was properly positioned to benefit from investor emphasis on these characteristics. An overweight to companies with strong recent earnings growth also contributed positively to performance. On the other hand, an overweight to companies with higher than average price momentum dampened performance during the period, as did an overweight to companies with above average return on equity.

      Sectors that contributed positively to performance during the period included the consumer discretionary, information technology, and financials sectors. Among the best performing securities for the period was a short position in information technology company PMC-Sierra, a designer of communications semiconductors and microprocessors. The company's stock price fell with the announcement of its Chief Financial Officer's departure. In addition, the company reported a net loss of $0.15 per share for the second quarter, compared to breaking even one year earlier. Also contributing positively during the period was a long position in oil and gas firm Exxon Mobil, whose stock rallied after reporting a strong second quarter that saw profits increase by 36% as a result of historically high crude oil prices, higher production, and larger margins at its refining network. A short position in XM Satellite Radio also contributed positively to performance during the period as the stock declined on news of weaker than expected subscriber gains, in addition to two board member departures.

      Sectors that detracted from performance during the period included health care, telecommunication services, and materials. Among the worst performing stocks was a long position in NVR (no longer a Fund holding), a U.S.-based homebuilder. The stock's price declined as a result of a slowing housing market and decreased orders for new homes, which investors feared would impact futures margins. A long position in Sprint Nextel also negatively impacted performance after the company reported a second-quarter profit that fell sharply because of merger-related costs. In addition, revenue growth fell short of analyst estimates as the phone company signed up fewer wireless

Analytic U.S. Long/Short Fund
      customers than anticipated. A short position in OSI Pharmaceuticals (no longer a Fund holding) also hurt performance as the stock's price moved higher after reporting better than expected earnings and announcing it had started the Phase IV trial of Macugen, its vision-loss drug.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE U.S. EQUITY MARKET?

A. Analytic's process is based on the belief that there is persistency in the types of stock characteristics investors prefer. The Fund is positioned towards stocks with above-average earnings-per-share growth, attractive sales and cash-flow-to-price ratios, while de-emphasizing stocks with higher than average dividend yields. Additionally, Analytic favors stocks with strong price momentum and avoids companies with higher than average trading volumes.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exxon Mobil                                                                 6.3%
--------------------------------------------------------------------------------
JPMorgan Chase                                                              4.3%
--------------------------------------------------------------------------------
Boeing                                                                      4.2%
--------------------------------------------------------------------------------
American Express                                                            3.6%
--------------------------------------------------------------------------------
Cardinal Health                                                             3.5%
--------------------------------------------------------------------------------
International Business Machines                                             3.5%
--------------------------------------------------------------------------------
Costco Wholesale                                                            3.2%
--------------------------------------------------------------------------------
DIRECTV Group                                                               3.1%
--------------------------------------------------------------------------------
McKesson                                                                    3.0%
--------------------------------------------------------------------------------
Metlife                                                                     2.7%
--------------------------------------------------------------------------------
As a % of Total Fund Investments*                                          37.4%
--------------------------------------------------------------------------------

*     Top Ten Holdings are all long positions.

                                                   Analytic U.S. Long/Short Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                    SIX       ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                      INCEPTION    MONTH      YEAR      3 YEAR       5 YEAR       10 YEAR     INCEPTION
                                         DATE     RETURN     RETURN     RETURN       RETURN       RETURN       TO DATE
-----------------------------------------------------------------------------------------------------------------------
Class Z*                               07/01/93     4.70%    10.54%     12.32%        5.73%        9.52%       10.70%
Class A with load                      07/31/03    (1.45)%    4.01%      9.83%         n/a          n/a         9.89%
Class A without load                   07/31/03     4.54%    10.37%     12.03%         n/a          n/a        11.97%
Class C with load                      07/31/03     3.14%     8.52%     11.18%         n/a          n/a        11.12%
Class C without load                   07/31/03     4.14%     9.52%     11.18%         n/a          n/a        11.12%
S&P 500 Index                          07/01/93     4.14%    10.79%     12.30%        6.97%        8.59%       10.59%
Lipper Large-Cap Core Funds Average+   06/30/93     2.33%     8.73%     10.51%        5.54%        6.83%        8.97%
-----------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

* Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic and had investment goals, strategies and policies that were substantially similar to the Fund.

+ Returns represent the average return of the funds that comprised the Lipper Large-Cap Core Funds Average as of the beginning of each applicable return period.

Prior to March 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to March, 2006 may not be indicative of how it will perform in the future.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                3/31/96      Mar-97      Mar-98       Mar-99        Mar-00        Mar-01
Old Mutual Analytic
   U.S. Long/Short Fund - Class Z     $  10,000   $  11,826   $ 17,664      $ 21,582      $ 25,288      $ 20,974
S&P 500 Index                         $  10,000   $  11,983   $ 17,735      $ 21,009      $ 24,778      $ 19,406
Lipper Large-Cap Core Funds Average   $  10,000   $  11,833   $ 16,803      $ 20,054      $ 24,406      $ 19,007

Initial Investment Date                 Mar-02      Mar-03      Mar-04       Mar-05        Mar-06        Sep-06
Old Mutual Analytic
   U.S. Long/Short Fund - Class Z     $  21,503   $  15,303   $ 20,583      $ 22,331      $ 24,823      $ 25,989
S&P 500 Index                         $  19,452   $  14,636   $ 19,776      $ 21,099      $ 23,574      $ 24,550
Lipper Large-Cap Core Funds Average   $  18,652   $  13,843   $ 18,165      $ 18,896      $ 21,093      $ 21,585

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1996 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Basic Materials                                                             (2%)
Cash                                                                        (3%)
Telecommunications                                                          (3%)
Consumer Cyclical                                                          (10%)
Consumer NonCyclical                                                        (9%)
Energy                                                                      (9%)
Financial                                                                  (22%)
Health Care                                                                (13%)
Industrial                                                                 (14%)
Technology                                                                 (13%)
Utilities                                                                   (2%)

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
INVESTMENTS -- 115.1%

COMMON STOCK -- 111.3%

AEROSPACE/DEFENSE -- 4.8%

Boeing (A)                                               17,724   $       1,397
                                                                  --------------
Total Aerospace/Defense                                                   1,397
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS -- 2.8%

Archer-Daniels-Midland (A)                               21,610             819
                                                                  --------------
Total Agricultural Operations                                               819
--------------------------------------------------------------------------------
AIRLINES -- 2.1%

AMR*                                                     22,284             516
Continental Airlines, Cl B*                               3,190              90
                                                                  --------------
Total Airlines                                                              606
--------------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS -- 1.5%

General Motors                                           12,788             425
                                                                  --------------
Total Auto-Cars/Light Trucks                                                425
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.4%

Johnson Controls                                          1,790             128
                                                                  --------------
Total Auto/Truck Parts & Equipment-Original                                 128
--------------------------------------------------------------------------------
BREWERY -- 0.2%

Anheuser-Busch                                            1,063              50
                                                                  --------------
Total Brewery                                                                50
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION PRODUCTS-MISCELLANEOUS -- 0.0%

USG*                                                        187               9
                                                                  --------------
Total Building & Construction
   Products-Miscellaneous                                                     9
--------------------------------------------------------------------------------
CABLE TV -- 6.7%

Cablevision Systems, Cl A                                17,091             388
DIRECTV Group* (A)                                       51,494           1,014
EchoStar Communications, Cl A*                           16,437             538
                                                                  --------------
Total Cable TV                                                            1,940
--------------------------------------------------------------------------------
CELLULAR TELECOM -- 0.5%

US Cellular*                                              2,590             155
                                                                  --------------
Total Cellular Telecom                                                      155
-------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 1.2%

Celanese, Ser A                                          16,330             292
Huntsman*                                                 3,058              56
                                                                  --------------
Total Chemicals-Diversified                                                 348
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.2%

Hercules*                                                 3,063              48
                                                                  --------------
Total Chemicals-Specialty                                                    48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COAL -- 0.4%

Consol Energy                                             3,682   $         117
                                                                  --------------
Total Coal                                                                  117
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 0.0%

North Fork Bancorporation                                   181               5
                                                                  --------------
Total Commercial Banks-Eastern US                                             5
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.0%

Computer Sciences*                                        2,883             141
Electronic Data Systems                                  17,773             436
                                                                  --------------
Total Computer Services                                                     577
--------------------------------------------------------------------------------
COMPUTERS -- 7.2%

Hewlett-Packard (A)                                      24,528             900
International Business Machines (A)                      14,227           1,166
                                                                  --------------
Total Computers                                                           2,066
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.2%

Kimberly-Clark                                              814              53
                                                                  --------------
Total Consumer Products-Miscellaneous                                        53
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.2%

Crown Holdings*                                             439               8
Owens-Illinois*                                           2,564              40
                                                                  --------------
Total Containers-Metal/Glass                                                 48
--------------------------------------------------------------------------------
CONTAINERS-PAPER/PLASTIC -- 0.1%

Pactiv*                                                   1,292              37
                                                                  --------------
Total Containers-Paper/Plastic                                               37
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.2%

Avon Products                                               628              19
Estee Lauder, Cl A                                          880              36
                                                                  --------------
Total Cosmetics & Toiletries                                                 55
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.6%

Ingram Micro, Cl A*                                       8,706             167
                                                                  --------------
Total Distribution/Wholesale                                                167
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 3.3%

Honeywell International                                   3,098             126
Tyco International (A)                                   29,361             822
                                                                  --------------
Total Diversified Manufacturing Operations                                  948
--------------------------------------------------------------------------------
ELECTRIC-GENERATION -- 1.0%

AES*                                                     13,883             283
                                                                  --------------
Total Electric-Generation                                                   283
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
ELECTRIC-INTEGRATED -- 1.1%

Edison International                                      4,400   $         183
Public Service Enterprise Group                             196              12
TXU                                                       1,808             113
                                                                  --------------
Total Electric-Integrated                                                   308
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.9%

Agere Systems*                                           11,351             170
Freescale Semiconductor, Cl B*                               87               3
Texas Instruments                                         2,589              86
                                                                  --------------
Total Electronic Components-Semiconductors                                  259
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 3.4%

Arrow Electronics* (A)                                   24,942             684
Avnet*                                                   15,726             309
                                                                  --------------
Total Electronic Parts Distribution                                         993
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 2.0%

Fluor                                                     5,738             441
Jacobs Engineering Group*                                 1,798             135
                                                                  --------------
Total Engineering/R&D Services                                              576
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 4.1%

American Express (A)                                     21,091           1,183
                                                                  --------------
Total Finance-Credit Card                                                 1,183
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 9.0%

Citigroup                                                 7,257             360
JPMorgan Chase (A)                                       30,346           1,425
Merrill Lynch (A)                                        10,405             814
                                                                  --------------
Total Finance-Investment Banker/Broker                                    2,599
--------------------------------------------------------------------------------
FOOD-MEAT PRODUCTS -- 0.2%

Smithfield Foods*                                         1,788              48
                                                                  --------------
Total Food-Meat Products                                                     48
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.8%

Kroger                                                    9,807             227
                                                                  --------------
Total Food-Retail                                                           227
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 3.5%

McKesson (A)                                             19,063           1,005
                                                                  --------------
Total Health Care Cost Containment                                        1,005
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.9%

Marriott International, Cl A                             14,221             549
                                                                  --------------
Total Hotels & Motels                                                       549
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 0.4%

AON                                                       3,278             111
                                                                  --------------
Total Insurance Brokers                                                     111
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.0%

Akamai Technologies*                                        364   $          18
                                                                  --------------
Total Internet Infrastructure Software                                       18
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.4%

Checkfree*                                                2,557             106
                                                                  --------------
Total Internet Security                                                     106
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 2.9%

Caterpillar                                               7,938             522
Terex*                                                    6,768             306
                                                                  --------------
Total Machinery-Construction & Mining                                       828
--------------------------------------------------------------------------------
MACHINERY-PUMPS -- 0.3%

Flowserve*                                                1,874              95
                                                                  --------------
Total Machinery-Pumps                                                        95
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.3%

Henry Schein*                                             4,329             217
Johnson & Johnson                                         2,554             166
                                                                  --------------
Total Medical Products                                                      383
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.5%

Amgen*                                                    4,725             338
Genentech*                                                1,062              88
                                                                  --------------
Total Medical-Biomedical/Genetic                                            426
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.5%

Health Net*                                               5,222             227
Humana*                                                   3,180             210
                                                                  --------------
Total Medical-HMO                                                           437
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.1%

HCA                                                         452              23
                                                                  --------------
Total Medical-Hospitals                                                      23
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTORS -- 4.8%

AmerisourceBergen                                         4,631             209
Cardinal Health (A)                                      17,774           1,169
                                                                  --------------
Total Medical-Wholesale Drug Distributors                                 1,378
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.1%

Metlife (A)                                              16,005             907
                                                                  --------------
Total Multi-Line Insurance                                                  907
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.0%

Walt Disney                                                 209               6
                                                                  --------------
Total Multimedia                                                              6
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.2%

Allied Waste Industries*                                  4,396              50
                                                                  --------------
Total Non-Hazardous Waste Disposal                                           50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
OIL COMP-EXPLORATION & PRODUCTION -- 0.6%

Anadarko Petroleum                                        4,021   $         176
                                                                  --------------
Total Oil Comp-Exploration & Production                                     176
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 9.7%

Chevron                                                   3,460             225
ConocoPhillips                                            2,636             157
Exxon Mobil (A)                                          31,325           2,102
Marathon Oil                                              3,958             304
                                                                  --------------
Total Oil Companies-Integrated                                            2,788
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.2%

Medco Health Solutions* (A)                              10,759             647
                                                                  --------------
Total Pharmacy Services                                                     647
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.0%

First American                                              298              13
                                                                  --------------
Total Property/Casualty Insurance                                            13
--------------------------------------------------------------------------------
QUARRYING -- 0.2%

Vulcan Materials                                            864              68
                                                                  --------------
Total Quarrying                                                              68
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.9%

CB Richard Ellis Group, Cl A*                            10,333             254
                                                                  --------------
Total Real Estate Management/Services                                       254
--------------------------------------------------------------------------------
REINSURANCE -- 0.1%

Transatlantic Holdings                                      400              24
                                                                  --------------
Total Reinsurance                                                            24
--------------------------------------------------------------------------------
REITS-HOTELS -- 2.9%

Host Hotels & Resorts (A)                                36,300             832
                                                                  --------------
Total REITs-Hotels                                                          832
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 0.2%

Home Depot                                                2,105              76
                                                                  --------------
Total Retail-Building Products                                               76
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.2%

Best Buy                                                  1,088              58
                                                                  --------------
Total Retail-Consumer Electronics                                            58
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 3.8%

Costco Wholesale (A)                                     21,035           1,045
Wal-Mart Stores                                           1,017              50
                                                                  --------------
Total Retail-Discount                                                     1,095
--------------------------------------------------------------------------------
RUBBER-TIRES -- 0.1%

Goodyear Tire & Rubber*                                   1,077              16
                                                                  --------------
Total Rubber-Tires                                                           16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Shares/Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 1.7%

Golden West Financial                                       274   $          21
Washington Mutual                                        10,629             462
                                                                  --------------
Total S&L/Thrifts-Western US                                                483
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 0.2%

Reliance Steel & Aluminum                                 1,518              49
                                                                  --------------
Total Steel-Producers                                                        49
--------------------------------------------------------------------------------
STEEL-SPECIALTY -- 0.9%

Allegheny Technologies                                    4,085             254
                                                                  --------------
Total Steel-Specialty                                                       254
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 2.6%

Bank of America                                           2,170             116
US Bancorp                                                  232               8
Wachovia                                                  3,157             176
Wells Fargo                                              12,226             442
                                                                  --------------
Total Super-Regional Banks-US                                               742
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.2%

Embarq                                                      968              47
                                                                  --------------
Total Telecommunications Services                                            47
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 2.6%

AT&T                                                        128               4
BellSouth                                                 3,407             146
Qwest Communications International*                          45              --
Sprint Nextel                                            33,762             579
Telephone & Data Systems                                    469              20
                                                                  --------------
Total Telephone-Integrated                                                  749
--------------------------------------------------------------------------------
TOBACCO -- 2.1%

Loews Corp-Carolina Group                                10,837             601
                                                                  --------------
Total Tobacco                                                               601
--------------------------------------------------------------------------------
TRANSPORT-RAIL -- 1.1%

Union Pacific                                             3,516             309
                                                                  --------------
Total Transport-Rail                                                        309
                                                                  --------------
TOTAL COMMON STOCK (COST $29,509)                                        32,077
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATION -- 0.5%

U.S. Treasury Bill
   5.100%, 01/11/07 (B)(C)                         $        150             148
                                                                  --------------
TOTAL U.S. TREASURY OBLIGATION (COST $148)                                  148
--------------------------------------------------------------------------------
WARRANTS -- 0.0%

Lucent Technologies, Expires 12/10/07*                    8,891               2
                                                                  --------------
TOTAL WARRANTS (COST $--)                                                     2
--------------------------------------------------------------------------------

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                    Face Amount
Description                                        (000)/Shares     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.3%

Morgan Stanley
   5.20%, dated 09/29/06, to be
   repurchased on 10/02/06, repurchase price
   $959,215 (collateralized by a U.S.
   Government obligation, par value $965,000,
   5.470%, 12/22/08; total market value
   $960,316)(D)                                    $        959   $         959
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $959)                                      959
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 115.1% (COST $30,616)                               33,186
--------------------------------------------------------------------------------
SECURITIES SOLD SHORT -- (18.3)%

COMMON STOCK -- (18.3)%

ADVERTISING SERVICES -- (1.6)%

RH Donnelley                                             (8,663)           (458)
                                                                  --------------
Total Advertising Services                                                 (458)
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- (0.3)%

DRS Technologies                                         (1,997)            (87)
                                                                  --------------
Total Aerospace/Defense-Equipment                                           (87)
--------------------------------------------------------------------------------
AIRLINES -- (0.4)%

Southwest Airlines                                       (6,913)           (115)
                                                                  --------------
Total Airlines                                                             (115)
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- (0.6)%

Salesforce.com*                                          (4,858)           (174)
                                                                  --------------
Total Applications Software                                                (174)
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- (1.5)%

Discovery Holding, Cl A*                                (25,341)           (366)
Liberty Media Capital, Cl A*                               (657)            (55)
                                                                  --------------
Total Broadcast Services/Programming                                       (421)
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- (0.3)%

Fair Isaac                                               (2,522)            (92)
                                                                  --------------
Total Data Processing/Management                                            (92)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- (2.9)%

Gentex                                                  (57,703)           (820)
                                                                  --------------
Total Electronic Components-Miscellaneous                                  (820)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- (1.5)%

PMC-Sierra*                                             (44,162)           (262)
Silicon Laboratories*                                    (5,148)           (160)
                                                                  --------------
Total Electronic Components-Semiconductors                                 (422)
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- (0.4)%

Stericycle*                                              (1,619)           (113)
                                                                  --------------
Total Hazardous Waste Disposal                                             (113)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- (0.2)%

American Capital Strategies                              (1,584)  $         (63)
                                                                  --------------
Total Investment Companies                                                  (63)
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- (0.3)%

PDL BioPharma*                                           (4,938)            (95)
                                                                  --------------
Total Medical-Biomedical/Genetic                                            (95)
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- (0.1)%

Dreamworks Animation SKG, Cl A*                            (804)            (20)
                                                                  --------------
Total Motion Pictures & Services                                            (20)
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- (0.3)%

Quicksilver Resources*                                   (2,642)            (84)
                                                                  --------------
Total Oil Companies-Exploration & Production                                (84)
--------------------------------------------------------------------------------
OPTICAL SUPPLIES -- (2.2)%

Bausch & Lomb                                           (12,714)           (637)
                                                                  --------------
Total Optical Supplies                                                     (637)
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- (0.1)%

Louisiana-Pacific                                        (2,209)            (41)
                                                                  --------------
Total Paper & Related Products                                              (41)
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- (0.0)%

Mcclatchy Company, Cl A                                     (51)             (2)
                                                                  --------------
Total Publishing-Newspapers                                                  (2)
--------------------------------------------------------------------------------
RACETRACKS -- (0.0)%

International Speedway, Cl A                                (60)             (3)
                                                                  --------------
Total Racetracks                                                             (3)
--------------------------------------------------------------------------------
RADIO -- (1.9)%

Sirius Satellite Radio*                                 (86,452)           (338)
XM Satellite Radio, Cl A*                               (14,997)           (193)
                                                                  --------------
Total Radio                                                                (531)
--------------------------------------------------------------------------------
S&L/THRIFTS -- EASTERN US -- (1.0)%

Hudson City Bancorp                                     (21,776)           (289)
                                                                  --------------
Total S&L/Thrifts-Eastern US                                               (289)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- (0.6)%

NTL                                                      (7,355)           (187)
                                                                  --------------
Total Telecommunications Services                                          (187)
--------------------------------------------------------------------------------
TELEVISION -- (0.1)%

Hearst-Argyle Television                                 (1,387)            (32)
                                                                  --------------
Total Television                                                            (32)
--------------------------------------------------------------------------------
THERAPEUTICS -- (1.7)%

Amylin Pharmaceuticals*                                 (11,187)           (494)
                                                                  --------------
Total Therapeutics                                                         (494)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
TRANSPORT-MARINE -- (0.3)%

Overseas Shipholding                                     (1,490)  $         (93)
                                                                  --------------
Total Transport-Marine                                                      (93)
                                                                  --------------
TOTAL COMMON STOCK (PROCEEDS $(5,618))                                   (5,273)
--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT (PROCEEDS $(5,618))                          (5,273)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 3.2%                                   916
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $      28,829
================================================================================

The following futures contracts were open as of September 30, 2006:

--------------------------------------------------------------------------------
                                                                   UNREALIZED
                                       CONTRACT                   APPRECIATION
CONTRACT                   NUMBER OF     VALUE                    (DEPRECIATION)
DESCRIPTION                CONTRACTS     (000)     EXPIRATION         (000)
--------------------------------------------------------------------------------
S&P 500
   E-Mini-Short              (10)       $ (673)   December 2006       $   (6)
S&P 500
   Future-Long                10         3,364    December 2006           95
                                                                      ------
                                                                      $   89
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL BARROW HANLEY VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006, THE OLD MUTUAL BARROW HANLEY VALUE FUND, CLASS Z SHARES POSTED STRONG ABSOLUTE PERFORMANCE AND OUTPERFORMED THE S&P 500 INDEX AND THE LIPPER MULTI-CAP VALUE FUNDS AVERAGE.

o THE INFORMATION TECHNOLOGY, HEALTH CARE AND CONSUMER STAPLES SECTORS WERE TOP CONTRIBUTORS DURING THE SIX-MONTH PERIOD.

o THE INDUSTRIALS, FINANCIALS AND CONSUMER DISCRETIONARY SECTORS DETRACTED FROM THE FUND'S RELATIVE PERFORMANCE DURING THE SIX-MONTH PERIOD.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2006, the Old Mutual Barrow Hanley Value Fund (the "Fund") Class Z shares returned 5.24%, outperforming the 4.14% return of the S&P 500 Index and the 3.80% gain of the Lipper Multi-Cap Value Funds Average. Performance for all share classes can be found on page 16.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. During the past six months, the equity market has exhibited a modest positive tone with leadership coming from electric utilities, telecommunication (telephone utilities), and consumer staples. While energy's short-term price trend was neutral over the period, the year-over-year price trend has turned decidedly negative. Sub-advisor Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") has avoided exposure to industrial raw materials, which includes energy as well as metals and mining, primarily because Barrow Hanley expects an end to the rapid escalation of prices in these areas. The Fund's electric utilities holdings do not reflect a defensive stance because Barrow Hanley expects increased pricing of base load rates for unregulated nuclear power plants during the next year.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. The information technology, health care, and consumer staples sectors were top contributors during the six-month period. Barrow Hanley's stock selection and weighting in the information technology sector contributed to relative performance. One of the primary contributors to the Fund's outperformance relative to the S&P 500 was strong stock selection in the health care sector. Drug manufacturer Pfizer was a top individual contributor to performance during the period as it offset pressures from patent expirations on several of its largest drugs with strong cost management and continues to use its strong free cash flow to the benefit of shareholders in the form of increasing dividends and share repurchases.

      Holdings in the consumer staples sector, particularly in food and tobacco, also contributed to relative performance. Tobacco manufacturer, Altria Group, was one of the top contributors to Fund performance during the six-month period. The company continued to gain market share around the world, and a series of favorable court rulings resulted in an expansion of Altria Group's stock multiple during the second and third quarters this year. Allstate was the Fund's largest individual contributor to performance during the period. Allstate, a best in class auto insurer, has been able to achieve record profitability by differentiating its product through a tiered pricing model and programs like Your Choice Auto. With no significant catastrophic events during the 2006 hurricane season, Allstate is capitalizing on its superior business model as it is expected to produce historic high earnings per share and return on equity, which has led to the stock's outperformance.

      Stock selections in the industrials, financials, and consumer discretionary sectors detracted from the Fund's relative performance during the six-month period. One of the Fund's primary detractors during the period was diversified technology company 3M. After handily beating estimates in the first quarter of 2006, the company pre-announced negatively for the second quarter after its optical films business, which sells

Barrow Hanley Value Fund
      to cyclical technology end markets, declined sharply. Illinois Tool Works, a designer and manufacturer of engineered products and specialty systems, also detracted from performance. The stock is at the very low end of the valuation range, and is positioned to offset a modestly disappointing quarterly earnings shortfall, which resulted from weakness in the housing and auto industries. Oil and gas company BP (no longer a Fund holding), also detracted from performance during the period as falling energy prices took a toll on the company's stock price.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE LARGE-CAP VALUE EQUITY MARKET?

A. Barrow Hanley believes that equity prices are poised to move higher, reflecting optimism on long-term interest rates and higher corporate profits. The sub-advisor remains cautious about earnings in 2007 as it expects negative momentum from commodities, which are a meaningful part of overall corporate profits. Barrow Hanley also believes the housing slowdown should be watched carefully for signs of an extreme correction.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Altria Group                                                                6.9%
--------------------------------------------------------------------------------
Pfizer                                                                      5.0%
--------------------------------------------------------------------------------
Verizon Communications                                                      4.7%
--------------------------------------------------------------------------------
Allstate                                                                    4.1%
--------------------------------------------------------------------------------
El Paso                                                                     3.8%
--------------------------------------------------------------------------------
Bank of America                                                             3.7%
--------------------------------------------------------------------------------
Imperial Tobacco ADR                                                        3.6%
--------------------------------------------------------------------------------
Bristol-Myers Squibb                                                        3.6%
--------------------------------------------------------------------------------
Wyeth                                                                       3.6%
--------------------------------------------------------------------------------
Duke Energy                                                                 3.6%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           42.6%
--------------------------------------------------------------------------------

                                                        Barrow Hanley Value Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                        SIX      ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED
                                          INCEPTION    MONTH     YEAR      3 YEAR       5 YEAR     INCEPTION
                                             DATE     RETURN    RETURN     RETURN       RETURN      TO DATE
-------------------------------------------------------------------------------------------------------------
Class Z*                                   09/10/98     5.24%    7.40%      8.14%        7.41%       11.33%
Advisor Class                              06/30/03     5.11%    7.07%      7.87%         n/a         8.59%
Class A with load                          07/31/03    (0.85)%   1.01%      5.79%         n/a         6.85%
Class A without load                       07/31/03     5.19%    7.18%      7.89%         n/a         8.87%
Class C with load                          07/31/03     4.06%    5.64%      7.11%         n/a         8.08%
Class C without load                       07/31/03     4.77%    6.33%      7.11%         n/a         8.08%
S&P 500 Index                              09/10/98     4.14%   10.79%     12.30%        6.97%        5.56%
Lipper Multi-Cap Value Funds Average+      08/31/98     3.80%   11.14%     14.78%        9.85%        9.03%
-------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

* Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

+ Returns represent the average return of the funds that comprised the Lipper Multi-Cap Value Funds Average as of the beginning of each applicable return period.

Prior to January 1, 2006, the Fund was managed by a sub-advisor different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                          9/10/98     Mar 99     Mar 00     Mar 01     Mar 02
---------------------------------------------   ---------   --------   --------   --------   --------
Old Mutual Barrow Hanley Value Fund - Class Z   $  10,000   $ 11,231   $ 10,847   $ 16,698   $ 20,175
S&P 500 Index                                   $  10,000   $ 13,233   $ 15,607   $ 12,223   $ 12,253
Lipper Multi-Cap Value Funds Average            $  10,000   $ 12,222   $ 13,190   $ 13,580   $ 14,322

Initial Investment Date                           Mar 03     Mar 04     Mar 05     Mar 06     Sep 06
---------------------------------------------   ---------   --------   --------   --------   --------
Old Mutual Barrow Hanley Value Fund - Class Z   $  14,984   $ 20,201   $ 21,543   $ 22,553   $ 23,735
S&P 500 Index                                   $   9,219   $ 12,457   $ 13,290   $ 14,849   $ 15,464
Lipper Multi-Cap Value Funds Average            $  10,884   $ 15,420   $ 16,956   $ 19,157   $ 19,885

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on the inception date of September 10, 1998 to an investment made in an unmanaged securities index on that date and a mutual fund average composite. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Multi-Cap Value Funds Average on August 31, 1998.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Consumer Non-Cyclical                                                      (15%)
Energy                                                                      (7%)
Basic Materials                                                             (2%)
Consumer Cyclical                                                           (5%)
Financial                                                                  (26%)
Health Care                                                                (15%)
Telecommunications                                                          (5%)
Industrial                                                                 (11%)
Technology                                                                  (6%)
Utilities                                                                   (8%)

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.5%

AEROSPACE/DEFENSE -- 3.0%

Northrop Grumman                                         86,500   $       5,888
                                                                  --------------
Total Aerospace/Defense                                                   5,888
--------------------------------------------------------------------------------
BEVERAGES-WINE/SPIRITS -- 3.5%

Diageo ADR                                               96,500           6,855
                                                                  --------------
Total Beverages-Wine/Spirits                                              6,855
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 2.3%

Lyondell Chemical                                       183,000           4,643
                                                                  --------------
Total Chemicals-Diversified                                               4,643
--------------------------------------------------------------------------------
COMPUTERS -- 2.4%

Hewlett-Packard                                         131,900           4,840
                                                                  --------------
Total Computers                                                           4,840
--------------------------------------------------------------------------------
CRUISE LINES -- 2.3%

Carnival                                                 95,500           4,491
                                                                  --------------
Total Cruise Lines                                                        4,491
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 7.2%

3M                                                        8,100             603
General Electric                                        175,800           6,206
Honeywell International                                  43,900           1,795
Illinois Tool Works                                     127,500           5,725
                                                                  --------------
Total Diversified Manufacturing Operations                               14,329
--------------------------------------------------------------------------------
ELECTRIC-INTEGRATED -- 8.2%

Dominion Resources                                       29,400           2,249
Duke Energy                                             233,900           7,064
Entergy                                                  88,000           6,884
                                                                  --------------
Total Electric-Integrated                                                16,197
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 4.8%

American Express                                         94,100           5,277
Capital One Financial                                    54,500           4,287
                                                                  --------------
Total Finance-Credit Card                                                 9,564
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 6.6%

Citigroup                                               124,500           6,184
Merrill Lynch                                            88,800           6,946
                                                                  --------------
Total Finance-Investment Banker/Broker                                   13,130
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 3.5%

Freddie Mac                                             104,900   $       6,958
                                                                  --------------
Total Finance-Mortgage Loan/Banker                                        6,958
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.2%

ConAgra Foods                                            95,500           2,338
                                                                  --------------
Total Food-Miscellaneous/Diversified                                      2,338
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 12.1%

Bristol-Myers Squibb                                    284,300           7,085
Pfizer                                                  348,500           9,883
Wyeth                                                   139,000           7,067
                                                                  --------------
Total Medical-Drugs                                                      24,035
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.2%

WellPoint*                                               80,900           6,233
                                                                  --------------
Total Medical-HMO                                                         6,233
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 7.0%

Allstate                                                128,800           8,080
American International Group                             88,000           5,831
                                                                  --------------
Total Multi-Line Insurance                                               13,911
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 3.5%

Occidental Petroleum                                    142,300           6,846
                                                                  --------------
Total Oil Companies-Integrated                                            6,846
--------------------------------------------------------------------------------
PIPELINES -- 3.7%

El Paso                                                 543,000           7,407
                                                                  --------------
Total Pipelines                                                           7,407
--------------------------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 1.1%

American Power Conversion                                95,500           2,097
                                                                  --------------
Total Power Conversion/Supply Equipment                                   2,097
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 3.7%

Bank of America                                         135,500           7,259
                                                                  --------------
Total Super-Regional Banks-US                                             7,259
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 4.7%

Verizon Communications                                  250,800           9,312
                                                                  --------------
Total Telephone-Integrated                                                9,312
--------------------------------------------------------------------------------

OLD MUTUAL BARROW HANLEY VALUE FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
TOBACCO -- 10.4%

Altria Group                                            177,100   $      13,557
Imperial Tobacco ADR                                    106,000           7,105
                                                                  --------------
Total Tobacco                                                            20,662
--------------------------------------------------------------------------------
TOOLS-HAND HELD -- 2.1%

Stanley Works                                            84,100           4,192
                                                                  --------------
Total Tools-Hand Held                                                     4,192
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.0%

Nokia ADR                                               302,100           5,948
                                                                  --------------
Total Wireless Equipment                                                  5,948
                                                                  --------------
TOTAL COMMON STOCK (COST $163,078)                                      197,135
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.5% (COST $163,078)                              197,135
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.5%                                 1,009
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $     198,144
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: COLUMBUS CIRCLE INVESTORS

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The Old Mutual Columbus Circle Technology and Communications Fund (the "Fund") Class Z shares posted a (6.21%) return for the six-month period ended September 30, 2006. The Fund underperformed its benchmarks, the NYSE Arca Tech 100 Index, which posted a (4.95%) return, and the Lipper Science and Technology Funds Average, which returned (6.10%) for the period. Performance for all share classes can be found on page 21.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The technology sector experienced increased volatility during the period due to concerns that monetary tightening by the central bank to ward off inflation would cause a recession. Technology spending remained healthy due to solid gross domestic product ("GDP") growth, record corporate margins, and resilient consumer spending. During the period, the U.S. consumer was aided by solid employment growth and falling energy prices, which together offset declining housing prices.

      Overall, technology companies exhibited signs of accelerating capital expenditures due to pent-up product demand. Enterprises were flush with cash during the period and sub-advisor Columbus Circle Investors ("Columbus Circle") notes that these firms began investing in new projects for growth during the period, reversing the cost-cutting trend of the past five years. During the latter half of the period, technology stocks rose despite a volatile market environment. After losing close to 10% in early July amidst concerns of a severe economic slowdown, technology stocks rebounded and ended the third quarter of 2006 in positive territory. While the NYSE Arca Tech 100 Index gained 5.83% during the third quarter, this increase was not sufficient to compensate for the technology stock decline during the first half of the period.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. Notable contributors to performance for the six months were: Akamai Technologies, a provider of content and application delivery technology that speeds up Internet performance for corporations; RSA Security (no longer a Fund holding), a security software company focused on authentication and identity management; and Apple Computer, a leading personal computer ("PC") and MP3 producer. Akamai Technologies, a repeat winner in the portfolio, again surpassed earnings estimates and raised future expectations as the firm continued to benefit from its position as an industry leader and the increased content delivered over the Internet. The World Cup and the downloading of popular network TV series are two examples of increasing amounts of high value content distributed via the Internet.

      PC designer and manufacturer Apple Computer significantly beat earnings expectations due to better than expected margins. Upside margin was driven by the success of the recent Intel-based iMac launch. In addition, the company announced several new products including the iPod Nano and iTV appliance. RSA Security benefited from a well-received announcement late during the period stating that EMC agreed to acquire RSA Security for $28 per share in cash.

      Communications equipment manufacturer Qualcomm and semiconductor and integrated circuit manufacturers Marvell Technology Group and Broadcom were notable detractors from performance during the period. Both companies' shares declined due to inventory corrections caused by over-ordering during late 2005 and

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o THE OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND CLASS Z SHARES UNDERPERFORMED ITS BENCHMARKS, THE NYSE ARCA TECH 100 INDEX AND THE LIPPER SCIENCE AND TECHNOLOGY FUNDS AVERAGE DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006.

o HOLDINGS QUALCOMM, MARVELL TECHNOLOGY GROUP AND BROADCOM DETRACTED FROM PERFORMANCE DURING THE PERIOD.

o NOTABLE CONTRIBUTORS DURING THE PERIOD INCLUDED: AKAMAI TECHNOLOGIES, RSA SECURITY AND APPLE COMPUTER.

                                                  Columbus Circle Technology and
                                                             Communications Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: COLUMBUS CIRCLE INVESTORS

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Google, Cl A                                                                4.0%
--------------------------------------------------------------------------------
Broadcom, Cl A                                                              3.7%
--------------------------------------------------------------------------------
Cisco Systems                                                               3.7%
--------------------------------------------------------------------------------
Adobe Systems                                                               3.6%
--------------------------------------------------------------------------------
Apple Computer                                                              3.5%
--------------------------------------------------------------------------------
Harris                                                                      3.2%
--------------------------------------------------------------------------------
Oracle                                                                      3.1%
--------------------------------------------------------------------------------
Citrix Systems                                                              3.1%
--------------------------------------------------------------------------------
Hewlett-Packard                                                             3.1%
--------------------------------------------------------------------------------
Qualcomm                                                                    3.0%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           34.0%
--------------------------------------------------------------------------------

      early 2006. Columbus Circle continues to hold these stocks in the portfolio in the belief that powerful secular trends are benefiting the companies, and the likelihood that the inventory correction will be short lived. Qualcomm's stock price declined due to intellectual property litigation concerns with Nokia. Columbus Circle maintains a position in Qualcomm in the belief that Nokia and Qualcomm will settle their dispute and that the market for third generation ("3G") cell phones will be greater than expected.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE TECHNOLOGY SECTOR?

A. Columbus Circle notes that stock market volatility has increased in the technology sector and is likely to continue in the near term due to the increased uncertainty over economic growth. The sub-advisor believes, however, that the sector will see continued evidence of solid fundamentals in 2006 and into 2007 as pent-up demand, caused by prolonged under-investment in technology, drives spending. As always, Columbus Circle will continue to focus on identifying dynamic companies in attractive markets positioned to benefit from positive industry dynamics and dominant secular trends. The emerging themes the firm remains focused on are Internet advertising, next-generation carrier data spending (voice over IP, 3G, bandwidth optimization), security and emerging consumer trends such as high definition televisions, music/video downloading and location-based services. The Fund is positioned to capitalize on all of these themes, emerging technologies and the resurgent information technology spending environment.

Columbus Circle Technology and
Communications Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                          SIX      ONE    ANNUALIZED  ANNUALIZED  ANNUALIZED  ANNUALIZED
                                            INCEPTION    MONTH    YEAR      3 YEAR      5 YEAR     10 YEAR    INCEPTION
                                               DATE     RETURN   RETURN     RETURN      RETURN      RETURN     TO DATE
------------------------------------------------------------------------------------------------------------------------
Class Z*                                     09/29/95   (6.21)%    4.44%     8.07%       0.33%     (0.36)%        4.39%
Advisor Class                                12/29/00   (6.06)%    4.49%     7.91%       0.17%       n/a        (16.61)%
Class A with load                            09/30/03  (11.71)%   (1.78)%    5.70%        n/a        n/a          5.70%
Class A without load                         09/30/03   (6.33)%    4.21%     7.80%        n/a        n/a          7.80%
Class C with load                            09/30/03   (7.62)%    2.40%     7.00%        n/a        n/a          7.00%
Class C without load                         09/30/03   (6.68)%    3.40%     7.00%        n/a        n/a          7.00%
NYSE Arca Tech 100 Index                     09/30/95   (4.95)%    1.74%    10.81%      10.28%     14.42%        13.95%
Lipper Science & Technology Funds Average+   09/30/95   (6.10)%    5.06%     7.67%       5.77%      6.61%         5.90%
------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

* Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

+ Returns represent the average return of the funds that comprised the Lipper Science & Technology Funds Average as of the beginning of each applicable return period.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date         3/31/96        Mar-97       Mar-98         Mar-99        Mar-00        Mar-01
Old Mutual Columbus
   Circle Technology and
   Communications
   Fund - Class Z             $    10,000   $    11,959   $  16,538     $ 24,035      $ 80,274      $ 20,711
NYSE Arca Tech 100 Index      $    10,000   $    12,077   $  17,326     $ 24,977      $ 58,460      $ 33,363
Lipper Science &
   Technology Funds Average   $    10,000   $    10,761   $  15,105     $ 23,010      $ 54,706      $ 20,668

Initial Investment Date          Mar-02        Mar-03        Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Columbus
   Circle Technology and
   Communications
   Fund - Class Z             $ 15,550      $  7,686      $ 11,324      $ 10,934      $ 13,710      $ 12,858
NYSE Arca Tech 100 Index      $ 34,591      $ 23,117      $ 36,287      $ 36,962      $ 44,768      $ 42,552
Lipper Science &
   Technology Funds Average   $ 17,923      $ 11,071      $ 17,509      $ 16,357      $ 20,333      $ 19,093

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1996 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Consumer Cyclical                                                           (6%)
Telecommunications                                                          (3%)
Health Care                                                                (11%)
Industrial                                                                  (2%)
Technology                                                                 (77%)
Cash                                                                        (1%)

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.5%

ADVERTISING SALES -- 1.3%

Lamar Advertising, Cl A*                                 45,900   $       2,452
                                                                  --------------
Total Advertising Sales                                                   2,452
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.0%

Lockheed Martin                                          43,300           3,727
                                                                  --------------
Total Aerospace/Defense                                                   3,727
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 5.2%

Citrix Systems*                                         158,600           5,743
Microsoft                                               140,000           3,826
                                                                  --------------
Total Applications Software                                               9,569
--------------------------------------------------------------------------------
CASINO SERVICES -- 2.0%

International Game Technology                            89,500           3,714
                                                                  --------------
Total Casino Services                                                     3,714
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.8%

NII Holdings*                                            54,600           3,394
                                                                  --------------
Total Cellular Telecommunications                                         3,394
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.4%

Alliance Data Systems*                                   45,302           2,500
                                                                  --------------
Total Commercial Services                                                 2,500
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 1.0%

DivX*                                                    74,300           1,766
                                                                  --------------
Total Communications Software                                             1,766
--------------------------------------------------------------------------------
COMPUTER GRAPHICS -- 1.5%

Trident Microsystems*                                   117,300           2,728
                                                                  --------------
Total Computer Graphics                                                   2,728
--------------------------------------------------------------------------------
COMPUTERS -- 6.6%

Apple Computer*                                          83,500           6,432
Hewlett-Packard                                         154,700           5,676
                                                                  --------------
Total Computers                                                          12,108
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 1.1%

Riverbed Technology*                                    101,550           1,980
                                                                  --------------
Total Computers-Integrated Systems                                        1,980
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 3.1%

Network Appliance*                                       90,000           3,331
SanDisk*                                                 42,700           2,286
                                                                  --------------
Total Computers-Memory Devices                                            5,617
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 9.6%

Broadcom, Cl A*                                         226,346   $       6,867
Micron Technology*                                      227,975           3,967
Netlogic Microsystems*                                  106,507           2,702
Nvidia*                                                  91,785           2,716
Volterra Semiconductor*                                  89,551           1,455
                                                                  --------------
Total Electronic Components-Semiconductors                               17,707
--------------------------------------------------------------------------------
ELECTRONIC FORMS -- 3.6%

Adobe Systems*                                          179,006           6,704
                                                                  --------------
Total Electronic Forms                                                    6,704
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 3.7%

Garmin                                                   97,552           4,758
Trimble Navigation*                                      42,200           1,987
                                                                  --------------
Total Electronic Measuring Instruments                                    6,745
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 8.4%

BEA Systems*                                            342,000           5,199
Informatica*                                            201,000           2,732
Oracle*                                                 326,400           5,790
Sybase*                                                  73,900           1,791
                                                                  --------------
Total Enterprise Software/Services                                       15,512
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 1.4%

Thermo Electron*                                         66,600           2,619
                                                                  --------------
Total Instruments-Controls                                                2,619
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.1%

Applera Corp-Applied Biosystems Group                    63,300           2,096
                                                                  --------------
Total Instruments-Scientific                                              2,096
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 4.5%

Akamai Technologies*                                    106,900           5,344
Opsware*                                                320,800           2,890
                                                                  --------------
Total Internet Infrastructure Software                                    8,234
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.1%

Checkfree*                                               48,700           2,012
                                                                  --------------
Total Internet Security                                                   2,012
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.6%

Intuitive Surgical*                                      28,300           2,984
                                                                  --------------
Total Medical Instruments                                                 2,984
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.8%

Celgene*                                                 71,607           3,101
Digene*                                                  46,800           2,019
                                                                  --------------
Total Medical-Biomedical/Genetic                                          5,120
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.0%

Shire ADR                                                75,700   $       3,739
                                                                  --------------
Total Medical-Drugs                                                       3,739
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.7%

Cisco Systems*                                          297,400           6,840
                                                                  --------------
Total Networking Products                                                 6,840
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 2.5%

Marvell Technology Group*                               237,300           4,597
                                                                  --------------
Total Semiconductor Components-
   Integrated Circuits                                                    4,597
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 5.2%

Applied Materials                                       263,000           4,663
ASML Holdings*                                          131,300           3,057
Formfactor*                                              42,700           1,799
                                                                  --------------
Total Semiconductor Equipment                                             9,519
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 3.2%

Harris                                                  132,200           5,882
                                                                  --------------
Total Telecommunications Equipment                                        5,882
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 2.4%
Corning*                                                178,600           4,360
                                                                  --------------
Total Telecommunications Equipment-
   Fiber Optics                                                           4,360
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 5.6%

Google, Cl A*                                            18,500           7,435
Yahoo!*                                                 112,000           2,832
                                                                  --------------
Total Web Portals/ISP                                                    10,267
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 8.1%

American Tower, Cl A*                                   116,100           4,238
Motorola                                                 88,600           2,215
Nokia ADR                                               143,700           2,829
Qualcomm                                                154,200           5,605
                                                                  --------------
Total Wireless Equipment                                                 14,887
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 2.0%

Hologic*                                                 82,600           3,595
                                                                  --------------
Total X-Ray Equipment                                                     3,595
                                                                  --------------
TOTAL COMMON STOCK (COST $143,341)                                      182,974
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%

Morgan Stanley
   5.20%, dated 09/29/06, to be repurchased on
   10/02/06, repurchase price $1,136,822
   (collateralized by various U.S. Government
   obligations, ranging in par values of
   $110,000 to $1,060,000, 4.720% to 5.470%,
   12/22/08 to 03/15/10, total market value
   $1,160,351)(D)                                  $      1,136   $       1,136
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $1,136)                                  1,136
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1% (COST $144,477)                             184,110
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.1)%                                (136)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $     183,974
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL EMERGING GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: COPPER ROCK CAPITAL PARTNERS, LLC

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006, THE OLD MUTUAL EMERGING GROWTH FUND UNDERPERFORMED THE RUSSELL 2000(R) GROWTH INDEX AND THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE.

o DURING THE PERIOD, INDUSTRIALS, TELECOMMUNICATION SERVICES AND HEALTH CARE WERE THE TOP CONTRIBUTING SECTORS TO FUND PERFORMANCE, PRIMARILY AS A RESULT OF STOCK SELECTION IN EACH SECTOR.

o INFORMATION TECHNOLOGY, CONSUMER DISCRETIONARY AND ENERGY WERE THE SECTORS THAT DETRACTED THE MOST FROM FUND PERFORMANCE RELATIVE TO THE BENCHMARK.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. During the six-month period ended September 30, 2006, the Old Mutual Emerging Growth Fund (the "Fund") Class Z shares posted a (11.88%) return, underperforming the (8.88%) return posted by its benchmark, the Russell 2000(R) Growth Index, and the (9.79%) return for its peer group, the Lipper Small-Cap Growth Funds Average. Performance for all share classes can be found on page 26.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The investment environment during the six-month period exhibited volatility, as the Federal Reserve ("Fed") continued to raise short-term interest rates into the second quarter of 2006. This cycle finally ended in the third quarter as the Fed paused and left interest rates unchanged at its last two meetings. During much of July and August, the markets sold off and many fundamental investment managers were hurt as less liquid, lower quality stocks outperformed. It was not until September, late into the six-month period, that the markets stabilized and active, fundamental managers were rewarded.

      The Fund's sub-advisor, Copper Rock Capital Partners, LLC ("Copper Rock"), is a bottom-up, fundamental growth manager. Economic factors are external to its process and do not have specific input into the fundamental investment criteria. Given the volatility of macroeconomic factors across the period fundamentals were often times not in-line with stock performance.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. With investor preference generally favoring value over growth across the period, the Fund's portfolio was positioned with a relative underweight toward growth sectors like information technology and consumer discretionary. But stock selection in each sector detracted from performance during the period, and information technology, consumer discretionary and energy were the sectors that detracted the most from Fund performance relative to the benchmark. Neoware (no longer a Fund holding), Rackable Systems and Centene (no longer a Fund holding) were the top three detractors from performance during the period. The stock of Neoware, which produces desktop workstations that help enterprises improve computer security, suffered as the company announced lower than expected sales numbers. Diversified computer systems firm Rackable Systems, reported negative news during the third quarter, largely due to a shift of revenue numbers. Copper Rock believes in Rackable Systems' fundamentals and took advantage of the disappointing news by adding to the Fund's position in this stock. Centene Corporation, a health care plan provider, experienced an increase in hospital-related costs among its members and, as a result, the stock was punished. Copper Rock exited the position because of a lack of confidence in the company's internal controls and financials.

      During the period, solid stock selection in the industrials, telecommunication services and health care sectors made these sectors top contributors to Fund performance. General Cable, Conceptus and Quidel were among the Fund's top performing stock holdings. General Cable, a supplier of copper, aluminum and fiber optic wire and cable products, was initially punished during the period when fundamentals were not rewarded, but Copper Rock added to the position and, shortly thereafter, the stock rose considerably. Conceptus, manufacturer of the Essure(R) permanent birth control system, outperformed largely due to increased usage by doctors in the United States and abroad. Additionally, Conceptus is forecasting profitability in early 2007 as a result

Emerging Growth Fund
of earlier than expected product adoption. Quidel, a company that provides point-of-service diagnostic testing, outperformed as inventory levels rose ahead of flu season, more doctors began offering in-office testing, and the Food and Drug Administration approved use of the company's diagnostic test for an infant respiratory disease.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE SMALL-CAP GROWTH MARKET?

A. The panic mode that prevailed during much of July and August disappeared in September and fundamentals came back in-line with stock prices. With the economy and inflation slowing, Copper Rock believes the Fed has most likely finished raising interest rates and could even possibly consider cutting rates early in 2007. As a result, the firm does not anticipate a recession. Against this backdrop, Copper Rock believes the investment environment may favor small-cap growth stocks with solid fundamentals.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Affiliated Managers Group                                                   5.0%
--------------------------------------------------------------------------------
Corporate Executive Board                                                   3.5%
--------------------------------------------------------------------------------
BE Aerospace                                                                2.7%
--------------------------------------------------------------------------------
Radiation Therapy Services                                                  2.6%
--------------------------------------------------------------------------------
Adams Respiratory Therapeutics                                              2.6%
--------------------------------------------------------------------------------
Rackable Systems                                                            2.3%
--------------------------------------------------------------------------------
Pinnacle Entertainment                                                      2.2%
--------------------------------------------------------------------------------
Healthways                                                                  2.2%
--------------------------------------------------------------------------------
ESCO Technologies                                                           2.1%
--------------------------------------------------------------------------------
ITT Educational Services                                                    2.0%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           27.2%
--------------------------------------------------------------------------------

                                                            Emerging Growth Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                       SIX       ONE      ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                         INCEPTION    MONTH     YEAR        3 YEAR       5 YEAR       10 YEAR     INCEPTION
                                            DATE     RETURN    RETURN       RETURN       RETURN       RETURN       TO DATE
---------------------------------------------------------------------------------------------------------------------------
Class Z                                   06/14/93   (11.88)%    2.57%       5.06%       2.27%        (4.75)%       4.71%
Class A with load                         09/30/03   (17.04)%   (3.56)%      2.72%        n/a           n/a         2.72%
Class A without load                      09/30/03   (11.97)%    2.29%       4.76%        n/a           n/a         4.76%
Class C with load                         09/30/03   (13.20)%    0.50%       3.97%        n/a           n/a         3.97%
Class C without load                      09/30/03   (12.32)%    1.50%       3.97%        n/a           n/a         3.97%
Russell 2000(R) Growth Index              06/14/93    (8.88)%    5.88%      11.81%      10.15%         4.03%        6.81%
Lipper Small-Cap Growth Funds Average+    05/31/93    (9.79)%    3.70%      10.41%       8.75%         7.05%        8.96%
---------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

+ Returns represent the average return of the funds that comprised the Lipper Small-Cap Growth Funds Average as of the beginning of each applicable return period.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date          3/31/96        Mar-97        Mar-98        Mar-99        Mar-00       Mar-01
Old Mutual Emerging
   Growth Fund - Class Z       $    10,000   $     8,629   $ 11,572      $  9,268      $ 18,660      $  8,033
Russell 2000(R) Growth Index   $    10,000   $     9,418   $ 13,295      $ 11,828      $ 18,811      $ 11,322
Lipper Small-Cap Growth
   Funds Average               $    10,000   $     9,534   $ 12,892      $ 11,300      $ 21,855      $ 14,481

Initial Investment Date           Mar-02        Mar-03        Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Emerging
   Growth Fund - Class Z       $  7,162      $  3,997      $  6,373      $  6,251      $  7,968      $  7,021
Russell 2000(R) Growth Index   $ 11,883      $  8,124      $ 13,255      $ 13,371      $ 17,093      $ 15,575
Lipper Small-Cap Growth
   Funds Average               $ 15,428      $ 10,676      $ 16,688      $ 16,865      $ 21,268      $ 19,186

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1996 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AT SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Telecommunications                                                          (3%)
Cash                                                                        (2%)
Consumer Cyclical                                                          (15%)
Energy                                                                      (7%)
Financial                                                                  (11%)
Health Care                                                                (22%)
Industrial                                                                 (21%)
Technology                                                                 (19%)

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.4%

AEROSPACE/DEFENSE-EQUIPMENT -- 2.7%

BE Aerospace*                                           197,389   $       4,163
                                                                  --------------
Total Aerospace/Defense-Equipment                                         4,163
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 2.5%

American Reprographics*                                  74,950           2,403
Nuance Communications*                                  176,550           1,442
                                                                  --------------
Total Applications Software                                               3,845
--------------------------------------------------------------------------------
AUTO-MEDIUM & HEAVY DUTY TRUCKS -- 0.5%

Force Protection*                                        91,850             769
                                                                  --------------
Total Auto-Medium & Heavy Duty Trucks                                       769
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.4%

Amerigon*                                                74,763             643
                                                                  --------------
Total Auto/Truck Parts & Equipment-Original                                 643
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 1.0%

Signature Bank*                                          48,500           1,500
                                                                  --------------
Total Commercial Banks-Eastern US                                         1,500
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 0.7%

Community Bancorp*                                       35,732           1,090
                                                                  --------------
Total Commercial Banks-Western US                                         1,090
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 4.0%

CoStar*                                                  43,743           1,808
PeopleSupport*                                           74,050           1,370
Providence Service*                                     108,350           2,989
                                                                  --------------
Total Commercial Services                                                 6,167
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.6%

Kanbay International*                                    43,800             901
                                                                  --------------
Total Computer Services                                                     901
--------------------------------------------------------------------------------
COMPUTERS -- 2.3%

Rackable Systems*                                       128,668           3,522
                                                                  --------------
Total Computers                                                           3,522
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.1%

SimpleTech*                                             182,950           1,667
                                                                  --------------
Total Computers-Memory Devices                                            1,667
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 5.8%

Corporate Executive Board                                60,672           5,455
Huron Consulting Group*                                  32,598           1,278
LECG*                                                   113,889           2,136
                                                                  --------------
Total Consulting Services                                                 8,869
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.0%

Bare Escentuals*                                          1,600   $          43
                                                                  --------------
Total Cosmetics & Toiletries                                                 43
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 1.7%

Quidel*                                                 182,600           2,578
                                                                  --------------
Total Diagnostic Kits                                                     2,578
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.1%

ESCO Technologies*                                       69,779           3,213
                                                                  --------------
Total Diversified Manufacturing Operations                                3,213
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 0.6%

Noven Pharmaceuticals*                                   35,200             849
                                                                  --------------
Total Drug Delivery Systems                                                 849
--------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 0.9%

Blackboard*                                              49,900           1,322
                                                                  --------------
Total Educational Software                                                1,322
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.1%

Diodes*                                                  25,600           1,105
Microsemi*                                              107,430           2,025
                                                                  --------------
Total Electronic Components-Semiconductors                                3,130
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.6%

Concur Technologies*                                     64,600             940
                                                                  --------------
Total Enterprise Software/Services                                          940
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.9%

THQ*                                                     48,900           1,426
                                                                  --------------
Total Entertainment Software                                              1,426
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.3%

Greenhill                                                28,850           1,934
                                                                  --------------
Total Finance-Investment Banker/Broker                                    1,934
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.8%

GFI Group*                                               26,050           1,440
International Securities Exchange                        29,151           1,367
                                                                  --------------
Total Finance-Other Services                                              2,807
--------------------------------------------------------------------------------
GAMBLING (NON-HOTEL) -- 2.2%

Pinnacle Entertainment*                                 121,000           3,402
                                                                  --------------
Total Gambling (Non-Hotel)                                                3,402
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 1.0%

Kenexa*                                                  60,850           1,535
                                                                  --------------
Total Human Resources                                                     1,535
--------------------------------------------------------------------------------

OLD MUTUAL EMERGING GROWTH FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
IMPORT/EXPORT -- 0.5%

Castle Brands*                                           94,100   $         687
                                                                  --------------
Total Import/Export                                                         687
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 1.6%

DealerTrack Holdings*                                    56,705           1,254
Vocus*                                                   71,209           1,123
                                                                  --------------
Total Internet Application Software                                       2,377
--------------------------------------------------------------------------------
INTERNET CONNECTIVE SERVICES -- 1.5%

Cogent Communications Group*                            201,325           2,333
                                                                  --------------
Total Internet Connective Services                                        2,333
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.7%

Opsware*                                                122,700           1,106
                                                                  --------------
Total Internet Infrastructure Software                                    1,106
--------------------------------------------------------------------------------
INTIMATE APPAREL -- 0.5%

Tefron                                                   64,212             738
                                                                  --------------
Total Intimate Apparel                                                      738
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 5.1%

Affiliated Managers Group*                               78,150           7,824
                                                                  --------------
Total Investment Management/Advisory Services                             7,824
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 1.4%

Bucyrus International, Cl A                              51,900           2,202
                                                                  --------------
Total Machinery-Construction & Mining                                     2,202
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 0.6%

Vital Images*                                            29,439             930
                                                                  --------------
Total Medical Imaging Systems                                               930
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 1.4%

Allscripts Healthcare Solutions*                         43,342             973
Phase Forward*                                           96,800           1,156
                                                                  --------------
Total Medical Information Systems                                         2,129
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 3.6%

Arthrocare*                                              58,900           2,760
Conceptus*                                              155,100           2,744
                                                                  --------------
Total Medical Instruments                                                 5,504
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.9%

Keryx Biopharmaceuticals*                               120,750           1,428
                                                                  --------------
Total Medical-Biomedical/Genetic                                          1,428
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 4.6%

Adams Respiratory Therapeutics*                         109,125           3,993
New River Pharmaceuticals*                               29,750             765
Santarus*                                               312,500           2,319
                                                                  --------------
Total Medical-Drugs                                                       7,077
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 2.7%

Radiation Therapy Services*                             139,625   $       4,081
                                                                  --------------
Total Medical-Outpatient/Home Medical                                     4,081
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 1.7%

Ladish*                                                  90,447           2,612
                                                                  --------------
Total Metal Processors & Fabricators                                      2,612
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.0%

Atheros Communications*                                  81,300           1,474
                                                                  --------------
Total Networking Products                                                 1,474
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 0.8%

Pioneer Drilling*                                        92,850           1,192
                                                                  --------------
Total Oil & Gas Drilling                                                  1,192
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.5%

ATP Oil & Gas*                                           25,650             947
Berry Petroleum, Cl A                                    33,050             931
Cabot Oil & Gas                                          21,400           1,026
Parallel Petroleum*                                      44,850             900
                                                                  --------------
Total Oil Companies-Exploration & Production                              3,804
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.5%

Dresser-Rand Group*                                      80,950           1,651
Metretek Technologies*                                   54,600             652
                                                                  --------------
Total Oil Field Machinery & Equipment                                     2,303
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 2.0%

Hercules Offshore*                                       36,150           1,123
Trico Marine Services*                                   29,900           1,009
W-H Energy Services*                                     22,600             937
                                                                  --------------
Total Oil-Field Services                                                  3,069
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 2.2%

Healthways*                                              75,450           3,365
                                                                  --------------
Total Physical Practice Management                                        3,365
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 1.1%

Psychiatric Solutions*                                   49,246           1,679
                                                                  --------------
Total Physical Therapy/Rehabilitation Centers                             1,679
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.1%

Trammell Crow*                                           44,000           1,606
                                                                  --------------
Total Real Estate Management/Services                                     1,606
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 4.4%

Aeropostale*                                             47,633           1,392
Charlotte Russe Holding*                                 55,800           1,537
Children's Place*                                        18,800           1,204
Christopher & Banks                                      89,000           2,624
                                                                  --------------
Total Retail-Apparel/Shoe                                                 6,757
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
RETAIL-ARTS & CRAFTS -- 0.8%

AC Moore Arts & Crafts*                                  66,450   $       1,265
                                                                  --------------
Total Retail-Arts & Crafts                                                1,265
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.7%

Citi Trends*                                             32,600           1,125
                                                                  --------------
Total Retail-Discount                                                     1,125
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 2.8%

Dick's Sporting Goods*                                   44,200           2,012
Hibbett Sporting Goods*                                  72,965           1,910
Zumiez*                                                  14,900             402
                                                                  --------------
Total Retail-Sporting Goods                                               4,324
--------------------------------------------------------------------------------
SCHOOLS -- 3.6%

DeVry*                                                   38,425             817
ITT Educational Services*                                45,950           3,047
Strayer Education                                        15,100           1,634
                                                                  --------------
Total Schools                                                             5,498
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.2%

Anadigics*                                              147,150           1,054
Standard Microsystems*                                   25,200             716
                                                                  --------------
Total Semiconductor Components-Integrated
   Circuits                                                               1,770
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.0%

CommScope*                                               90,750           2,982
                                                                  --------------
Total Telecommunications Equipment                                        2,982
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.5%

Cbeyond*                                                 80,302           2,204
                                                                  --------------
Total Telecommunications Services                                         2,204
--------------------------------------------------------------------------------
THERAPEUTICS -- 1.0%

Theravance*                                              53,800           1,455
                                                                  --------------
Total Therapeutics                                                        1,455
--------------------------------------------------------------------------------
TRANSACTIONAL SOFTWARE -- 1.4%

VeriFone Holdings*                                       76,191           2,175
                                                                  --------------
Total Transactional Software                                              2,175
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 1.7%

Equinix*                                                 25,300           1,521
Website Pros*                                           101,402           1,101
                                                                  --------------
Total Web Hosting/Design                                                  2,622
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Shares/Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 2.5%

General Cable*                                           50,300   $       1,922
Superior Essex*                                          54,025           1,850
                                                                  --------------
Total Wire & Cable Products                                               3,772
                                                                  --------------
TOTAL COMMON STOCK (COST $142,175)                                      151,784
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.5%

INDEX FUND-SMALL CAP -- 1.5%

iShares Russell 2000 Growth Index Fund                   31,700           2,295
                                                                  --------------
TOTAL INVESTMENT COMPANY (COST $2,240)                                    2,295
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%

Morgan Stanley
   5.20%, dated 09/29/06, to be
   repurchased on 10/02/06, repurchase
   price $1,251,887 (collateralized by
   various U.S. Government obligations,
   ranging in par values from $84,000 to
   $1,175,000, 2.000% to 5.470%,
   12/22/08 to 01/15/16, total market
   value $1,277,157)(D)                            $      1,251           1,251
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $1,251)                                  1,251
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.7% (COST $145,666)                             155,330
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (1.7)%                              (2,651)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $     152,679
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL FOCUSED FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: LIBERTY RIDGE CAPITAL, INC.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o THE OLD MUTUAL FOCUSED FUND CLASS Z SHARES SIGNIFICANTLY OUTPERFORMED THE S&P 500 INDEX, THE RUSSELL 3000(R) INDEX AND THE LIPPER MULTI-CAP CORE FUNDS AVERAGE DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006.

o MASTERCARD, COMCAST, AND SYMANTEC WERE SIGNIFICANT CONTRIBUTORS TO THE FUND'S OUTPERFORMANCE DURING THE PERIOD.

o LACK OF EXPOSURE IN TELECOMMUNICATION SERVICES AND UTILITIES PROVED TO BE A DRAG ON RETURNS AS WAS THE FUND'S UNDERWEIGHT IN THE HEALTH CARE SECTOR.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2006, the Old Mutual Focused Fund (the "Fund") Class Z shares posted strong absolute and relative performance, returning 9.38%. The Fund significantly outperformed the 4.14% return posted by the S&P 500 Index, the 2.57% return posted by the Russell 3000(R) Index and the 0.76% return posted by the Lipper Multi-Cap Core Funds Average for the same period. Performance for all share classes can be found on page 32.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. During the first half of the six-month period ended, rising interest rates, energy costs and commodity prices negatively impacted investment returns. This trend reversed during the second half of the period, however, as concerns subsided in conjunction with lower commodity costs, stabilizing interest rates and solid corporate earnings. Investors took heart in outsized corporate profits and continued share buybacks, pushing equity market indexes higher. Investor confidence was somewhat shaken during the period and a distinct flight to quality curbed appetites for riskier stocks.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. The Fund employs a non-diversified strategy and generally invests in 30 or fewer holdings. While the concentrated nature of the portfolio can amplify returns when security selection is favorable, it can also result in increased volatility and risk. The portfolio is not constructed using target ranges for sector weightings relative to the benchmark. Instead, a bottom-up approach is utilized that emphasizes companies the sub-advisor believes show signs of strong business fundamentals and the ability to exhibit positive earning surprises. This approach may lead to sectors being heavily over-or underweighted relative to the benchmark.

      Information technology, consumer discretionary and financials were the top sector contributors relative to the benchmark. An overweight to the information technology sector relative to the index contributed to performance while relative underweights in the consumer discretionary and financials sectors also proved constructive.

      MasterCard, Comcast, and Symantec were significant contributors to the Fund's outperformance during the period. Credit card company MasterCard, in the financials sector, went public in May and a cautious market sentiment towards IPOs in general caused what sub-advisor Liberty Ridge Capital, Inc. ("Liberty Ridge") believes was an irrational discount in MasterCard's pricing. Thus far MasterCard has exhibited outstanding near-term earnings results and continued progress in operational efficiency and volume gains.

      Cable operator Comcast was another notable contributor during the period. Comcast has been rolling out digital cable and voice services and recent results indicate a more rapid customer uptake than was previously expected.

      Symantec saw a rise in its stock price and helped the Fund outperform its benchmark during the six-month period. Symantec has had many skeptics regarding the firm's ability to integrate the large Veritas acquisition and the firm's overall business model viability, but the Fund's sub-advisor has remained firm in its belief in the firm's competitive position and high free cash flow profile.

Focused Fund

      On the other end of the spectrum, telecommunication services, health care and utilities detracted from relative results. Lack of exposure in telecommunication services and utilities proved to be a drag on returns as was the Fund's underweight in the health care sector. Notable holdings that detracted from Fund performance during the period included Nabors Industries, Medtronic and United Parcel Service (no longer a Fund holding). Oil and gas driller Nabors Industries hurt performance despite robust demand, pricing power, earnings upside and room for upward earnings-per-share revisions. The company suffered from negative sentiment toward onshore drilling, culminating in the collapse of natural gas prices late in the third quarter.

      Medical appliance and equipment manufacturer Medtronic, lowered expectations in early August due to weakness in its implantable cardioverter defibrillators ("ICDs"). Liberty Ridge continues to think Medtronic's collection of businesses are positioned to provide investors with better than market growth over a full market cycle. Air delivery and freight service provider United Parcel Service, also detracted from relative performance during the period. Although United Parcel Service posted in-line revenue growth, the company missed earnings estimates due to fewer operating days in the quarter and higher gas, pension and health care costs. The sub-advisor exited its position in United Parcel Service's stock as the valuation did not seem to reflect difficult near-term dynamics and the potential of a slowing U.S. economy.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE LARGE-CAP STOCK MARKET?

A. Macroeconomic preoccupations such as inflation and changing interest rate policy tend to drive investor sentiment in the short term. Liberty Ridge does not spend an inordinate amount of time worrying about short-term fluctuations. Instead, the sub-advisor implements a long-term outlook and focuses on finding companies positioned to produce strong performance regardless of newspaper headlines and event-driven pressures.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Microsoft                                                                  11.1%
--------------------------------------------------------------------------------
General Electric                                                            8.2%
--------------------------------------------------------------------------------
EMC                                                                         5.0%
--------------------------------------------------------------------------------
Berkshire Hathaway, Cl A                                                    4.8%
--------------------------------------------------------------------------------
Applied Materials                                                           4.6%
--------------------------------------------------------------------------------
St Paul Travelers                                                           3.8%
--------------------------------------------------------------------------------
XL Capital, Cl A                                                            3.7%
--------------------------------------------------------------------------------
Morgan Stanley                                                              3.6%
--------------------------------------------------------------------------------
El Paso                                                                     3.5%
--------------------------------------------------------------------------------
Marsh & McLennan                                                            3.5%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           51.8%
--------------------------------------------------------------------------------

                                                                    Focused Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                     SIX     ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED
                                       INCEPTION    MONTH    YEAR      3 YEAR       5 YEAR     INCEPTION
                                          DATE     RETURN   RETURN     RETURN       RETURN      TO DATE
---------------------------------------------------------------------------------------------------------
Class Z                                 02/12/99    9.38%   14.46%     14.78%        7.16%       12.12%
Class A with load                       09/30/03    2.93%    7.57%     12.27%         n/a        12.27%
Class A without load                    09/30/03    9.22%   14.15%     14.50%         n/a        14.50%
Class C with load                       09/30/03    7.82%   12.31%     13.65%         n/a        13.65%
Class C without load                    09/30/03    8.82%   13.31%     13.65%         n/a        13.65%
S&P 500 Index(1)                        02/12/99    4.14%   10.79%     12.30%        6.97%        2.35%
Russell 3000(R) Index(1)                02/12/99    2.57%   10.22%     13.00%        8.08%        3.68%
Lipper Multi-Cap Core Funds Average+    01/31/99    0.76%    8.38%     11.79%        7.41%        4.14%
---------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

(1) The Fund has changed its performance benchmark from the Russell 3000(R) Index to the S&P 500 Index as the S&P 500 Index better reflects the Fund's investment strategy.

+ Returns represent the average return of the funds that comprised the Lipper Multi-Cap Core Funds Average as of the beginning of each applicable return period.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date               2/12/99    Mar-99    Mar-00    Mar-01    Mar-02
-----------------------------------   -------   -------   -------   -------   -------
Old Mutual Focused Fund - Class Z     $10,000   $10,136   $19,174   $18,485   $17,343
S&P 500 Index                         $10,000   $10,475   $12,354   $ 9,675   $ 9,699
Russell 3000(R) Index                 $10,000   $10,427   $12,750   $ 9,912   $10,088
Lipper Multi-Cap Core Funds Average   $10,000   $ 9,981   $12,528   $ 9,986   $10,077

Initial Investment Date                Mar-03    Mar-04    Mar-05    Mar-06    Sep-06
-----------------------------------   -------   -------   -------   -------   -------
Old Mutual Focused Fund - Class Z     $12,858   $18,404   $19,924   $21,892   $23,946
S&P 500 Index                         $ 7,297   $ 9,860   $10,520   $11,754   $12,240
Russell 3000(R) Index                 $ 7,600   $10,502   $11,247   $12,853   $13,183
Lipper Multi-Cap Core Funds Average   $ 7,615   $10,544   $11,156   $12,779   $12,876

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on the inception date of February 12, 1999 to an investment made in unmanaged securities indexes on that date and a mutual fund average composite. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Multi-Cap Core Funds Average on January 31, 1999.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Cash                                                                        (3%)
Consumer Cyclical                                                           (3%)
Consumer Non-Cyclical                                                      (10%)
Energy                                                                      (6%)
Financial                                                                  (21%)
Health Care                                                                 (3%)
Industrial                                                                 (13%)
Technology                                                                 (39%)
Basic Materials                                                             (2%)

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.4%

APPLICATIONS SOFTWARE -- 11.1%

Microsoft                                                72,600   $       1,984
                                                                  --------------
Total Applications Software                                               1,984
--------------------------------------------------------------------------------
CABLE TV -- 3.1%

Comcast, Cl A*                                           14,900             548
                                                                  --------------
Total Cable TV                                                              548
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 1.5%

E.I. du Pont de Nemours                                   6,300             270
                                                                  --------------
Total Chemicals-Diversified                                                 270
--------------------------------------------------------------------------------
COMPUTERS -- 3.4%

Dell*                                                    26,400             603
                                                                  --------------
Total Computers                                                             603
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 5.0%

EMC*                                                     74,300             890
                                                                  --------------
Total Computers-Memory Devices                                              890
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 5.0%

Automatic Data Processing                                 8,100             383
MasterCard, Cl A                                          7,200             507
                                                                  --------------
Total Data Processing/Management                                            890
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 11.3%

Dover                                                    11,960             568
General Electric                                         41,200           1,454
                                                                  --------------
Total Diversified Manufacturing Operations                                2,022
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.6%

Intel                                                    13,800             284
                                                                  --------------
Total Electronic Components-Semiconductors                                  284
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 3.6%

Morgan Stanley                                            8,900             649
                                                                  --------------
Total Finance-Investment Banker/Broker                                      649
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 3.2%

Unilever                                                 23,300             572
                                                                  --------------
Total Food-Miscellaneous/Diversified                                        572
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 3.3%

Sysco                                                    17,800             595
                                                                  --------------
Total Food-Wholesale/Distribution                                           595
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 3.5%

Marsh & McLennan                                         22,000             619
                                                                  --------------
Total Insurance Brokers                                                     619
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.4%

Symantec*                                                28,181   $         600
                                                                  --------------
Total Internet Security                                                     600
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 3.0%

Medtronic                                                11,400             529
                                                                  --------------
Total Medical Instruments                                                   529
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 5.2%

Hartford Financial Services Group                         3,200             278
XL Capital, Cl A                                          9,600             659
                                                                  --------------
Total Multi-Line Insurance                                                  937
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.8%

Cisco Systems*                                           21,400             492
                                                                  --------------
Total Networking Products                                                   492
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 2.0%

Waste Management                                          9,900             363
                                                                  --------------
Total Non-Hazardous Waste Disposal                                          363
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 2.9%

Nabors Industries*                                       17,700             527
                                                                  --------------
Total Oil & Gas Drilling                                                    527
--------------------------------------------------------------------------------
PIPELINES -- 3.5%

El Paso                                                  45,600             622
                                                                  --------------
Total Pipelines                                                             622
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 3.8%

St Paul Travelers                                        14,600             685
                                                                  --------------
Total Property/Casualty Insurance                                           685
--------------------------------------------------------------------------------
REINSURANCE -- 4.8%

Berkshire Hathaway, Cl A*                                     9             862
                                                                  --------------
Total Reinsurance                                                           862
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 3.0%

CVS                                                      16,890             542
                                                                  --------------
Total Retail-Drug Store                                                     542
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.6%

Applied Materials                                        46,200             819
                                                                  --------------
Total Semiconductor Equipment                                               819
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.8%

Nokia ADR                                                16,100             318
                                                                  --------------
Total Wireless Equipment                                                    318
                                                                  --------------
TOTAL COMMON STOCK (COST $14,918)                                        17,222
--------------------------------------------------------------------------------

OLD MUTUAL FOCUSED FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                       Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.5%

Morgan Stanley
   5.05%, dated 09/29/09, to be repurchased on
   10/02/06, repurchase price $623,498
   (collateralized by a U.S. Government
   obligation, par value $1,671,562, 6.500%,
   11/15/26, total market value $630,898)(D)       $        619   $         619
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $619)                                      619
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9% (COST $15,537)                                17,841
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%                                    22
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $      17,863
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISORS: MUNDER CAPITAL MANAGEMENT AND TURNER INVESTMENT PARTNERS, INC.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The Old Mutual Growth Fund (the "Fund") Class Z shares returned (7.15%) for the six-month period ended September 30, 2006. The Fund trailed the (3.85%) return posted by the Russell Midcap(R) Growth Index, the (4.19%) return posted by the S&P MidCap 400 Index, and the (6.87%) return of its peer group, the Lipper Mid-Cap Growth Funds Average. Performance for all share classes can be found on page 37.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. A general lack of clarity regarding the Federal Reserve's ("Fed") plans for further future interest rate increases and continued concerns over inflation caused instability and increased volatility in the mid-cap growth market in which the Fund primarily invests. A broad-based stock market sell-off developed during the period, spanning most economic sectors. Following a difficult second quarter, U.S. equity markets responded favorably to contained inflation and a pullback in crude oil and other commodity prices during the third quarter. As a result, the Fed decided to pause from its two-year-plus interest increase campaign. The broad market responded and advanced positively to this news.

      Market sentiment appeared to shift toward large-cap stocks after a prolonged period of small-cap dominance and value stocks outperformed across the period. Investors even appeared to favor growth stocks with a value bias, as stocks with more reasonable valuations and lower earnings growth prospects led the way during the six-month period.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. The consumer discretionary sector was the Fund's most significant detractor during the period. Within the sector, retailers and homebuilders lost the most ground, with consumer spending apparently suffering the consequences of increased interest rates and the higher fuel prices. Housing stocks continued to struggle during the period, with order growth slowing and housing stock inventory continuing to rise. Information technology and health care also detracted from relative performance during the six-month period. Florida Rock Industries (no longer a Fund holding), JOS A Bank Clothiers and JDS Uniphase all detracted from the Fund's relative performance during the period. Construction and materials company Florida Rock Industries, reported fiscal third quarter results well below consensus estimates. The lower earnings relative to estimates was primarily driven by lower than forecasted sales, as volume growth in its core product lines was significantly below second quarter results. JOS A Bank Clothiers, from the consumer discretionary sector, a designer, retailer and direct marketer of men's tailored and casual clothing and accessories, detracted from performance during the period as did JDS Uniphase. JDS Uniphase is a provider of broadband and optical products and solutions. The company's stock declined by 47% during the period and detracted from returns relative to the Index.

      Industrials, led by strong stock selection, was the Fund's leading sector for the six-month period. Overweights in the financials and telecommunication services sectors also contributed to Fund performance. The Fund's leading stock contributor was Akamai Technologies in the information technology sector. The firm provides services for accelerating and improving the delivery of content and applications over the Internet. Business software and service provider Cognizant Technology Solutions, was also a top contributing holding for the period. Cognizant Technology Solutions, like

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o THE OLD MUTUAL GROWTH FUND UNDERPERFORMED THE RUSSELL MIDCAP(R) GROWTH INDEX, THE S&P MIDCAP 400 INDEX AND THE LIPPER MID-CAP GROWTH FUNDS AVERAGE FOR THE PERIOD.

o CONSUMER DISCRETIONARY, INFORMATION TECHNOLOGY AND HEALTH CARE DETRACTED FROM PERFORMANCE DURING THE PERIOD.

o HOLDINGS IN THE INDUSTRIALS, FINANCIALS AND TELECOMMUNICATION SERVICES SECTORS CONTRIBUTED POSITIVELY TO PERFORMANCE DURING THE PERIOD.

                                                                     Growth Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: MUNDER CAPITAL MANAGEMENT AND TURNER INVESTMENT PARTNERS, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Affiliated Managers Group                                                   1.6%
--------------------------------------------------------------------------------
NII Holdings                                                                1.6%
--------------------------------------------------------------------------------
Cognizant Technology Solutions, Cl A                                        1.5%
--------------------------------------------------------------------------------
Akamai Technologies                                                         1.5%
--------------------------------------------------------------------------------
National Oilwell Varco                                                      1.3%
--------------------------------------------------------------------------------
International Game Technology                                               1.2%
--------------------------------------------------------------------------------
EMCOR Group                                                                 1.2%
--------------------------------------------------------------------------------
L-3 Communications Holdings                                                 1.1%
--------------------------------------------------------------------------------
McDermott International                                                     1.1%
--------------------------------------------------------------------------------
aQuantive                                                                   1.1%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           13.2%
--------------------------------------------------------------------------------

      many companies in the information technology sector, experienced strong margins and improved bottom lines. Health care sector firm VCA Antech, also contributed to Fund performance during the period. The firm's network of veterinary diagnostic laboratories provides sophisticated testing and consulting services used by veterinarians in the detection, diagnosis, evaluation, monitoring, treatment and prevention of diseases and other conditions affecting animals.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE MID-CAP GROWTH MARKET?

A. Turner Investment Partners, Inc. remains optimistic that corporate earnings will continue to beat Wall Street analysts' expectations, furnishing a measure of upside potential for stocks in aggregate -- whether they happen to be large-, medium-, or small-cap stocks. In the firm's view, growth may take the lead in the months ahead, as investors gravitate to the shares of companies with the best earnings and turn away from non-growth firms that are less able to sustain profitability.

      Munder Capital Management ("Munder") believes the outlook for the U.S. economy is still positive, with economic growth expected to moderate but remain reasonable. Although inflation has ticked up recently, Munder believes that it will remain contained as the effects of the previous interest-rate rises, higher energy costs and a cooling housing market combine to gently slow consumer spending. At the same time, the firm notes that corporate balance sheets are generally healthy and generating good cash flow. Munder will continue to concentrate on identifying companies that have strong competitive advantages and that can visibly grow earnings.

Growth Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                      SIX       ONE    ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                       INCEPTION     MONTH     YEAR      3 YEAR       5 YEAR       10 YEAR     INCEPTION
                                         DATE       RETURN    RETURN     RETURN       RETURN       RETURN      TO DATE
------------------------------------------------------------------------------------------------------------------------
Class Z                                 12/19/85    (7.15)%    8.56%      8.91%        4.12%        (0.73)%     10.86%
Advisor Class                           08/16/96    (7.25)%    8.31%      8.62%        3.85%        (0.97)%      0.07%
Class A with load                       09/30/03   (12.58)%    2.15%      6.53%         n/a           n/a        6.53%
Class A without load                    09/30/03    (7.24)%    8.35%      8.66%         n/a           n/a        8.66%
Class C with load                       09/30/03    (8.52)%    6.50%      7.84%         n/a           n/a        7.84%
Class C without load                    09/30/03    (7.60)%    7.50%      7.84%         n/a           n/a        7.84%
Russell Midcap(R) Growth Index          12/19/85    (3.85)%    7.03%     14.53%       12.01%         8.20%      11.68%
S&P MidCap 400 Index                    12/19/85    (4.19)%    6.56%     15.23%       13.08%        13.37%      14.82%
Lipper Mid-Cap Growth Funds Average+    12/31/85    (6.87)%    4.91%     12.08%        8.37%         6.78%      10.51%
------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

+ Returns represent the average return of the funds that comprised the Lipper Mid-Cap Growth Funds Average as of the beginning of each applicable return period.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                 3/31/96        Mar-97        Mar-98        Mar-99        Mar-00        Mar-01
Old Mutual Growth Fund - Class Z      $    10,000   $     8,324   $ 11,158      $  9,688      $ 24,081      $ 10,458
Russell Midcap(R) Growth Index        $    10,000   $    10,634   $ 15,139      $ 16,484      $ 29,210      $ 15,943
Lipper Mid-Cap Growth Funds Average   $    10,000   $    10,733   $ 14,554      $ 15,513      $ 30,688      $ 19,079
S&P MidCap 400 Index                  $    10,000   $    11,065   $ 16,486      $ 16,562      $ 22,870      $ 21,278

Initial Investment Date                  Mar-02        Mar-03        Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Growth Fund - Class Z      $  9,111      $    6,687    $  8,822      $  8,832      $ 11,166      $ 10,367
Russell Midcap(R) Growth Index        $ 16,692      $   12,334    $ 18,455      $ 19,989      $ 24,522      $ 23,578
Lipper Mid-Cap Growth Funds Average   $ 18,901      $   13,709    $ 19,666      $ 20,682      $ 25,580      $ 23,823
S&P MidCap 400 Index                  $ 25,298      $   19,365    $ 28,874      $ 31,885      $ 38,779      $ 37,154

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1996 to an investment made in unmanaged securities indexes and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Basic Materials                                                             (3%)
Cash                                                                        (2%)
Consumer Cyclical                                                          (17%)
Consumer Non-Cyclical                                                       (3%)
Energy                                                                      (8%)
Financial                                                                  (14%)
Health Care                                                                (13%)
Industrial                                                                 (14%)
Telecommunications                                                          (4%)
Technology                                                                 (19%)
Utilities                                                                   (3%)

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.2%

ADVANCED MATERIALS/PRODUCTS -- 0.2%

Ceradyne*                                                29,200   $       1,200
                                                                  --------------
Total Advanced Materials/Products                                         1,200
--------------------------------------------------------------------------------
ADVERTISING SALES -- 0.2%

Lamar Advertising, Cl A*                                 25,210           1,346
                                                                  --------------
Total Advertising Sales                                                   1,346
--------------------------------------------------------------------------------
AGRICULTURAL CHEMICALS -- 0.3%

Syngenta ADR                                             49,125           1,483
                                                                  --------------
Total Agricultural Chemicals                                              1,483
--------------------------------------------------------------------------------
AIRLINES -- 0.5%

Continental Airlines*                                    28,650             811
US Airways Group*                                        41,670           1,847
                                                                  --------------
Total Airlines                                                            2,658
--------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 1.7%

Coach*                                                  172,933           5,949
Guess?*                                                  36,350           1,764
Gymboree*                                                41,530           1,752
                                                                  --------------
Total Apparel Manufacturers                                               9,465
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 0.6%

Citrix Systems*                                          85,490           3,096
                                                                  --------------
Total Applications Software                                               3,096
--------------------------------------------------------------------------------
AUCTION HOUSE/ART DEALER -- 0.5%

Sotheby's                                                77,475           2,498
                                                                  --------------
Total Auction House/Art Dealer                                            2,498
--------------------------------------------------------------------------------
AUTO-MEDIUM & HEAVY DUTY TRUCKS -- 1.1%

Oshkosh Truck                                           117,850           5,948
                                                                  --------------
Total Auto-Medium & Heavy Duty Trucks                                     5,948
--------------------------------------------------------------------------------
BATTERIES/BATTERY SYSTEMS -- 0.1%

Energy Conversion Devices*                               15,029             557
                                                                  --------------
Total Batteries/Battery Systems                                             557
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 0.3%

Pepsi Bottling Group                                     51,720           1,837
                                                                  --------------
Total Beverages-Non-Alcoholic                                             1,837
--------------------------------------------------------------------------------
BEVERAGES-WINE/SPIRITS -- 0.8%

Constellation Brands, Cl A*                             152,800           4,398
                                                                  --------------
Total Beverages-Wine/Spirits                                              4,398
--------------------------------------------------------------------------------
BUILDING-MOBILE HOME/MANUFACTURED HOUSING -- 0.5%

Thor Industries                                          69,250           2,851
                                                                  --------------
Total Building-Mobile Home/Manufactured Housing                           2,851
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 1.1%

KB Home                                                  57,725   $       2,528
Pulte Homes                                             104,925           3,343
                                                                  --------------
Total Building-Residential/Commercial                                     5,871
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.6%

Wynn Resorts*                                            50,690           3,447
                                                                  --------------
Total Casino Hotels                                                       3,447
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.6%

International Game Technology                           157,570           6,539
Scientific Games, Cl A*                                  65,170           2,073
                                                                  --------------
Total Casino Services                                                     8,612
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.9%

Leap Wireless International*                             30,897           1,498
NII Holdings*                                           141,725           8,810
                                                                  --------------
Total Cellular Telecommunications                                        10,308
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.5%

Ecolab                                                   65,220           2,793
                                                                  --------------
Total Chemicals-Specialty                                                 2,793
--------------------------------------------------------------------------------
COMMERCIAL BANKS NON-US -- 0.6%

HDFC Bank ADR                                            52,950           3,233
                                                                  --------------
Total Commercial Banks Non-US                                             3,233
--------------------------------------------------------------------------------
COMMERCIAL BANKS-SOUTHERN US -- 0.9%

Colonial BancGroup                                       49,670           1,217
Compass Bancshares                                       63,100           3,595
                                                                  --------------
Total Commercial Banks-Southern US                                        4,812
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 0.4%

East West Bancorp                                        57,640           2,283
                                                                  --------------
Total Commercial Banks-Western US                                         2,283
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.0%

Euronet Worldwide*                                       82,500           2,026
Wright Express*                                         151,675           3,649
                                                                  --------------
Total Commercial Services-Finance                                         5,675
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 2.1%

Cognizant Technology Solutions, Cl A*                   109,391           8,102
SRA International, Cl A*                                113,175           3,402
                                                                  --------------
Total Computer Services                                                  11,504
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.7%

Blackbaud                                               179,050           3,937
                                                                  --------------
Total Computer Software                                                   3,937
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.0%

Riverbed Technology*                                     11,160   $         218
                                                                  --------------
Total Computers-Integrated Systems                                          218
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.2%

Network Appliance*                                       74,650           2,763
SanDisk*                                                 70,150           3,756
                                                                  --------------
Total Computers-Memory Devices                                            6,519
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.6%

Logitech International ADR*                             147,225           3,204
                                                                  --------------
Total Computers-Peripheral Equipment                                      3,204
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.6%

Jarden*                                                  97,450           3,213
                                                                  --------------
Total Consumer Products-Miscellaneous                                     3,213
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.3%

Alberto-Culver                                           27,770           1,405
                                                                  --------------
Total Cosmetics & Toiletries                                              1,405
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.8%

Fiserv*                                                  39,460           1,858
MoneyGram International                                  44,020           1,279
NAVTEQ*                                                  55,100           1,439
                                                                  --------------
Total Data Processing/Management                                          4,576
--------------------------------------------------------------------------------
DENTAL SUPPLIES & EQUIPMENT -- 0.3%

Dentsply International                                   50,221           1,512
                                                                  --------------
Total Dental Supplies & Equipment                                         1,512
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.5%

Cytyc*                                                  100,850           2,469
                                                                  --------------
Total Diagnostic Equipment                                                2,469
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 0.4%

Dade Behring Holdings                                    48,350           1,942
                                                                  --------------
Total Diagnostic Kits                                                     1,942
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 0.7%

DaVita*                                                  64,960           3,760
                                                                  --------------
Total Dialysis Centers                                                    3,760
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.3%

WESCO International*                                     26,440           1,534
                                                                  --------------
Total Distribution/Wholesale                                              1,534
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.0%

Harsco                                                   26,730           2,076
Roper Industries                                         52,870           2,365
Trinity Industries                                       39,670           1,276
                                                                  --------------
Total Diversified Manufacturing Operations                                5,717
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 0.8%

Nutri/System*                                            66,070   $       4,115
                                                                  --------------
Total E-Commerce/Products                                                 4,115
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 0.2%

Ctrip.com International ADR                              27,300           1,227
                                                                  --------------
Total E-Commerce/Services                                                 1,227
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 1.1%

aQuantive*                                              253,075           5,978
                                                                  --------------
Total E-Marketing/Information                                             5,978
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 0.4%

Ametek                                                   50,870           2,215
                                                                  --------------
Total Electric Products-Miscellaneous                                     2,215
--------------------------------------------------------------------------------
ELECTRIC-INTEGRATED -- 1.0%

Entergy                                                  31,775           2,486
Northeast Utilities                                     127,275           2,961
                                                                  --------------
Total Electric-Integrated                                                 5,447
--------------------------------------------------------------------------------
ELECTRIC-TRANSMISSION -- 0.3%

ITC Holdings                                             52,800           1,647
                                                                  --------------
Total Electric-Transmission                                               1,647
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.3%

Benchmark Electronics*                                   61,560           1,655
                                                                  --------------
Total Electronic Components-Miscellaneous                                 1,655
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.4%

MEMC Electronic Materials*                               52,890           1,937
Microchip Technology                                     85,275           2,765
Micron Technology*                                      142,320           2,476
Nvidia*                                                 121,610           3,599
Silicon Laboratories*                                    70,109           2,175
                                                                  --------------
Total Electronic Components-Semiconductors                               12,952
--------------------------------------------------------------------------------
ELECTRONICS-MILITARY -- 1.1%

L-3 Communications Holdings                              78,250           6,129
                                                                  --------------
Total Electronics-Military                                                6,129
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 2.3%

EMCOR Group*                                            118,675           6,508
McDermott International*                                145,872           6,098
                                                                  --------------
Total Engineering/R&D Services                                           12,606
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.8%

Electronic Arts*                                         80,840           4,501
                                                                  --------------
Total Entertainment Software                                              4,501
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 0.4%

Northern Trust                                           38,140   $       2,228
                                                                  --------------
Total Fiduciary Banks                                                     2,228
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.7%

E*Trade Financial*                                       93,090           2,227
Investment Technology*                                   39,880           1,785
Jefferies Group                                          55,680           1,587
TD Ameritrade Holding                                   190,215           3,585
                                                                  --------------
Total Finance-Investment Banker/Broker                                    9,184
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.2%

Chicago Mercantile Exchange Holdings                      8,925           4,268
Nasdaq Stock Market*                                     84,180           2,546
                                                                  --------------
Total Finance-Other Services                                              6,814
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 0.8%

PMI Group                                                98,800           4,328
                                                                  --------------
Total Financial Guarantee Insurance                                       4,328
--------------------------------------------------------------------------------
FOOD-BAKING -- 0.8%

Flowers Foods                                           154,625           4,156
                                                                  --------------
Total Food-Baking                                                         4,156
--------------------------------------------------------------------------------
FOOD-CONFECTIONERY -- 0.1%

Hershey                                                  11,640             622
                                                                  --------------
Total Food-Confectionery                                                    622
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 0.3%

Campbell Soup                                            40,490           1,478
                                                                  --------------
Total Food-Miscellaneous/Diversified                                      1,478
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.5%

Whole Foods Market                                       42,620           2,533
                                                                  --------------
Total Food-Retail                                                         2,533
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.6%

New Jersey Resources                                     67,300           3,318
                                                                  --------------
Total Gas-Distribution                                                    3,318
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 1.1%

Stericycle*                                              83,175           5,805
                                                                  --------------
Total Hazardous Waste Disposal                                            5,805
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.9%

Hilton Hotels                                            48,690           1,356
Starwood Hotels & Resorts Worldwide                      61,850           3,537
                                                                  --------------
Total Hotels & Motels                                                     4,893
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.8%

Manpower                                                 29,100   $       1,783
Monster Worldwide*                                       66,570           2,409
                                                                  --------------
Total Human Resources                                                     4,192
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT -- 0.4%

Cogent*                                                 158,925           2,182
                                                                  --------------
Total Identification Systems/Development                                  2,182
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 1.2%

Airgas                                                   96,275           3,482
Praxair                                                  54,625           3,232
                                                                  --------------
Total Industrial Gases                                                    6,714
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.6%

Thermo Electron*                                         77,640           3,054
                                                                  --------------
Total Instruments-Controls                                                3,054
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.7%

Akamai Technologies*                                    161,585           8,078
F5 Networks*                                             25,420           1,365
                                                                  --------------
Total Internet Infrastructure Software                                    9,443
--------------------------------------------------------------------------------
INTERNET TELEPHONY -- 0.9%

j2 Global Communications*                               173,425           4,712
                                                                  --------------
Total Internet Telephony                                                  4,712
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 3.3%

Affiliated Managers Group*                               88,295           8,839
BlackRock, Cl A                                          20,875           3,110
T Rowe Price Group                                      123,610           5,915
                                                                  --------------
Total Investment Management/Advisory Services                            17,864
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.5%

Cymer*                                                   56,230           2,469
                                                                  --------------
Total Lasers-Systems/Components                                           2,469
--------------------------------------------------------------------------------
LEISURE & RECREATIONAL PRODUCTS -- 0.0%

WMS Industries*                                           5,700             166
                                                                  --------------
Total Leisure & Recreational Products                                       166
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.7%

Stancorp Financial Group                                 82,725           3,692
                                                                  --------------
Total Life/Health Insurance                                               3,692
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 0.3%

Gardner Denver*                                          48,640           1,609
                                                                  --------------
Total Machinery-General Industry                                          1,609
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
MACHINERY-PUMPS -- 0.5%

Graco                                                    76,650   $       2,994
                                                                  --------------
Total Machinery-Pumps                                                     2,994
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.6%

Intuitive Surgical*                                      26,520           2,797
Techne*                                                  13,675             695
                                                                  --------------
Total Medical Instruments                                                 3,492
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 1.7%

Covance*                                                 33,420           2,219
Laboratory Corp of America Holdings*                     51,600           3,383
Quest Diagnostics                                        64,670           3,955
                                                                  --------------
Total Medical Labs & Testing Services                                     9,557
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.3%

Henry Schein*                                            28,180           1,413
                                                                  --------------
Total Medical Products                                                    1,413
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.0%

Celgene*                                                 85,370           3,696
Nektar Therapeutics*                                     41,450             597
Vertex Pharmaceuticals*                                  36,125           1,216
                                                                  --------------
Total Medical-Biomedical/Genetic                                          5,509
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 1.0%

Allergan                                                 38,240           4,306
Shire ADR                                                28,080           1,387
                                                                  --------------
Total Medical-Drugs                                                       5,693
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.2%

Coventry Health Care*                                    95,375           4,914
Health Net*                                              35,100           1,527
                                                                  --------------
Total Medical-HMO                                                         6,441
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.3%

Universal Health Services, Cl B                          29,340           1,758
                                                                  --------------
Total Medical-Hospitals                                                   1,758
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 1.1%

Precision Castparts                                      92,100           5,817
                                                                  --------------
Total Metal Processors & Fabricators                                      5,817
--------------------------------------------------------------------------------
METAL-COPPER -- 0.8%

Phelps Dodge                                             50,050           4,239
                                                                  --------------
Total Metal-Copper                                                        4,239
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.2%

HCC Insurance Holdings                                   41,540           1,366
                                                                  --------------
Total Multi-Line Insurance                                                1,366
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.4%

Polycom*                                                 85,010   $       2,085
                                                                  --------------
Total Networking Products                                                 2,085
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 1.2%

Helmerich & Payne                                        77,275           1,779
Noble                                                    30,300           1,945
Precision Drilling                                      101,175           3,118
                                                                  --------------
Total Oil & Gas Drilling                                                  6,842
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.0%

Chesapeake Energy                                       123,925           3,591
CNX Gas*                                                 52,030           1,206
Denbury Resources*                                       57,430           1,660
Range Resources                                         118,630           2,994
Southwestern Energy*                                     40,860           1,221
Ultra Petroleum*                                         33,550           1,614
XTO Energy                                              104,325           4,395
                                                                  --------------
Total Oil Companies-Exploration & Production                             16,681
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 2.2%

Cameron International*                                   60,960           2,945
Grant Prideco*                                           39,540           1,504
National Oilwell Varco*                                 126,905           7,430
                                                                  --------------
Total Oil Field Machinery & Equipment                                    11,879
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.2%

Sunoco                                                   21,880           1,361
                                                                  --------------
Total Oil Refining & Marketing                                            1,361
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.4%

Oil States International*                                62,275           1,713
Smith International                                      64,390           2,498
Superior Energy Services*                                45,200           1,187
Weatherford International*                               53,800           2,244
                                                                  --------------
Total Oil-Field Services                                                  7,642
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.6%

Express Scripts*                                         46,760           3,530
                                                                  --------------
Total Pharmacy Services                                                   3,530
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.3%

Psychiatric Solutions*                                   47,800           1,629
                                                                  --------------
Total Physical Therapy/Rehabilitation Centers                             1,629
--------------------------------------------------------------------------------
PIPELINES -- 1.2%

Equitable Resources                                     147,400           5,156
Questar                                                  16,210           1,326
                                                                  --------------
Total Pipelines                                                           6,482
--------------------------------------------------------------------------------

OLD MUTUAL GROWTH FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 0.3%

VistaPrint*                                              71,080   $       1,844
                                                                  --------------
Total Printing-Commercial                                                 1,844
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.8%

Arch Capital Group*                                      22,560           1,432
ProAssurance*                                            65,300           3,218
                                                                  --------------
Total Property/Casualty Insurance                                         4,650
--------------------------------------------------------------------------------
RACETRACKS -- 1.0%

Penn National Gaming*                                   157,275           5,744
                                                                  --------------
Total Racetracks                                                          5,744
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.4%

CB Richard Ellis Group, Cl A*                            94,800           2,332
                                                                  --------------
Total Real Estate Management/Services                                     2,332
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 0.9%

Global Signal                                            98,025           4,958
                                                                  --------------
Total REITs-Diversified                                                   4,958
--------------------------------------------------------------------------------
REITS-HOTELS -- 0.5%

Host Hotels & Resorts                                   108,230           2,482
                                                                  --------------
Total REITs-Hotels                                                        2,482
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.7%

American Home Mortgage Investment                       103,600           3,613
                                                                  --------------
Total REITs-Mortgage                                                      3,613
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.2%

Kilroy Realty                                            15,890           1,197
                                                                  --------------
Total REITs-Office Property                                               1,197
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 1.1%

Resmed*                                                 127,125           5,117
Respironics*                                             29,730           1,148
                                                                  --------------
Total Respiratory Products                                                6,265
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.3%

Abercrombie & Fitch, Cl A                                34,580           2,403
AnnTaylor Stores*                                        35,110           1,470
JOS A Bank Clothiers*                                   101,700           3,047
Nordstrom                                                88,800           3,756
Under Armour, Cl A*                                      53,060           2,123
                                                                  --------------
Total Retail-Apparel/Shoe                                                12,799
--------------------------------------------------------------------------------
RETAIL-AUTOMOBILE -- 0.6%

United Auto Group                                       139,975           3,275
                                                                  --------------
Total Retail-Automobile                                                   3,275
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 1.0%

GameStop, Cl A*                                         113,100   $       5,234
                                                                  --------------
Total Retail-Computer Equipment                                           5,234
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.4%

Circuit City Stores                                      89,150           2,239
                                                                  --------------
Total Retail-Consumer Electronics                                         2,239
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.6%

TJX                                                     125,900           3,529
                                                                  --------------
Total Retail-Discount                                                     3,529
--------------------------------------------------------------------------------
RETAIL-GARDENING PRODUCTS -- 0.6%

Tractor Supply*                                          67,325           3,249
                                                                  --------------
Total Retail-Gardening Products                                           3,249
--------------------------------------------------------------------------------
RETAIL-JEWELRY -- 0.5%

Tiffany                                                  80,450           2,671
                                                                  --------------
Total Retail-Jewelry                                                      2,671
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.2%

Ruby Tuesday                                             38,320           1,080
                                                                  --------------
Total Retail-Restaurants                                                  1,080
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.8%

Dick's Sporting Goods*                                   98,650           4,491
                                                                  --------------
Total Retail-Sporting Goods                                               4,491
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.3%

Integrated Device Technology*                           115,100           1,848
                                                                  --------------
Total Semiconductor Components-Integrated Circuits                        1,848
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.2%

ASML Holdings*                                           87,030           2,026
Formfactor*                                              76,250           3,212
Kla-Tencor                                               29,360           1,306
Varian Semiconductor Equipment Associates*               86,980           3,192
Veeco Instruments*                                      117,325           2,364
                                                                  --------------
Total Semiconductor Equipment                                            12,100
--------------------------------------------------------------------------------
STEEL-SPECIALTY -- 0.3%

Allegheny Technologies                                   27,120           1,687
                                                                  --------------
Total Steel-Specialty                                                     1,687
--------------------------------------------------------------------------------
STORAGE/WAREHOUSING -- 0.5%

Mobile Mini*                                            101,875           2,894
                                                                  --------------
Total Storage/Warehousing                                                 2,894
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.1%

CommScope*                                               23,550   $         773
                                                                  --------------
Total Telecommunications Equipment                                          773
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 0.8%

Ciena*                                                   45,843           1,249
Finisar*                                                435,810           1,582
JDS Uniphase*                                           797,300           1,746
                                                                  --------------
Total Telecommunications Equipment-Fiber Optics                           4,577
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.3%

Time Warner Telecom, Cl A*                               71,900           1,367
                                                                  --------------
Total Telecommunications Services                                         1,367
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.9%

Gilead Sciences*                                         73,100           5,022
                                                                  --------------
Total Therapeutics                                                        5,022
--------------------------------------------------------------------------------
TRANSPORT-MARINE -- 0.8%

American Commercial Lines*                               75,775           4,505
                                                                  --------------
Total Transport-Marine                                                    4,505
--------------------------------------------------------------------------------
TRANSPORT-RAIL -- 0.3%

CSX                                                      56,100           1,842
                                                                  --------------
Total Transport-Rail                                                      1,842
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 0.5%

CH Robinson Worldwide                                    65,310           2,911
                                                                  --------------
Total Transport-Services                                                  2,911
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 1.0%

Landstar System*                                         39,780           1,699
Old Dominion Freight Line*                              117,700           3,534
                                                                  --------------
Total Transport-Truck                                                     5,233
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 1.1%

VCA Antech*                                             164,575           5,935
                                                                  --------------
Total Veterinary Diagnostics                                              5,935
--------------------------------------------------------------------------------
VITAMINS & NUTRITION PRODUCTS -- 0.2%

NBTY*                                                    46,680           1,366
                                                                  --------------
Total Vitamins & Nutrition Products                                       1,366
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.3%

General Cable*                                           49,140           1,878
                                                                  --------------
Total Wire & Cable Products                                               1,878
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Shares/Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 1.4%

American Tower, Cl A*                                   112,100   $       4,092
Crown Castle International*                             101,420           3,574
                                                                  --------------
Total Wireless Equipment                                                  7,666
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 0.7%

Hologic*                                                 93,825           4,083
                                                                  --------------
Total X-Ray Equipment                                                     4,083
                                                                  --------------
TOTAL COMMON STOCK (COST $487,342)                                      539,558
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.2%

INDEX FUND-MIDCAP -- 0.2%

Midcap SPDR Trust Series 1                                6,525             900
                                                                  --------------
TOTAL INVESTMENT COMPANY (COST $876)                                        900
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.8%

Morgan Stanley
   5.20%, dated 09/29/06, to be repurchased on
   10/02/06, repurchase price $9,965,555
   (collateralized by various U.S. Government
   obligations, ranging in par values from
   $710,000 - $5,065,000, 3.300% - 6.000%,
   12/22/08 - 07/20/20, total market value
   $9,975,521)(D)                                  $      9,961           9,961
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $9,961)                                  9,961
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.2% (COST $498,179)                             550,419
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.2)%                              (1,008)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $     549,411
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL HEITMAN REIT FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: HEITMAN REAL ESTATE SECURITIES, LLC

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006, THE OLD MUTUAL HEITMAN REIT FUND CLASS Z SHARES POSTED STRONG ABSOLUTE PERFORMANCE, BUT FELL SLIGHTLY SHORT OF ITS BENCHMARK, THE DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX, AND OF ITS PEER GROUP, THE LIPPER REAL ESTATE FUNDS AVERAGE.

o SECURITY SELECTION WAS POSITIVE IN MOST SECTORS, INCLUDING THE REGIONAL RETAIL AND THE APARTMENT SECTORS.

o SECURITY SELECTION IN THE OFFICE SECTOR WAS THE MOST SIGNIFICANT NEGATIVE FACTOR BEHIND THE FUND'S LAG IN PERFORMANCE RELATIVE TO THE DOW JONES WILSHIRE REAL ESTATE SECURITIES INDEX.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2006, the Old Mutual Heitman REIT Fund (the "Fund") Class Z shares posted a 7.03% gain. Despite producing strong absolute performance, the Fund fell short of its benchmark, the Dow Jones Wilshire Real Estate Securities Index, which gained 7.97% and its peer group, the Lipper Real Estate Funds Average, which gained 7.11% for the same time period. Performance for all share classes can be found on page 46.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Over the course of the six-month period, strong performance was driven by a strong flow of capital into the real estate sector, numerous mergers and acquisitions and strong fundamentals. Real estate fundamentals improved over the period and economic growth generated healthy job growth resulting in strong demand for all property types. One year ago, real estate sectors with the shortest lease terms were seeing the strongest demand: lodging, self-storage and multi-family. By period end, real estate sectors with longer lease terms saw noteworthy demand, specifically office and industrial. The retail sector was also strong. On the supply side of the equation, most markets were in check as higher construction costs and somewhat tighter lending requirements helped keep supply in line with demand.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. Security selection contributed positively to Fund performance in most sectors, most notably in regional retail, apartments and lodging. Security selection in the office sector was the most significant negative factor behind the Fund's lag in performance relative to its benchmark. A lack of exposure to Equity Office Properties during a period of outperformance, due primarily to speculation regarding merger and acquisition activity, was the greatest detractor at the security level.

      Simon Property Group, Vornado Realty Trust and Archstone-Smith Trust were the top contributing securities to relative performance during the six-month period. Simon Property Group exhibited an attractive valuation in the retail sector. Additionally, it had a large, geographically diverse portfolio dominated by Class A malls and a capital structure that is conservative relative to its regional mall peers. The majority of Vornado Realty Trust's earnings come from its office portfolio in Washington, D.C. and New York City, two of the strongest office markets in the country. The remaining Vornado Realty Trust portfolio, which is primarily retail, continues to perform well. The firm also produced strong performance on some of its opportunistic investments in real estate rich companies (such as Sears and McDonald's). Archstone-Smith Trust owns/operates/acquires and develops multi-family properties primarily in high barrier to entry markets, such as New York City, Los Angeles, and Washington, D.C. The fundamentals for multi-family were very strong during the period, driven by good employment growth and a slowdown in the single-family housing/condo markets. Archstone-Smith Trust also has a very large development pipeline. Heitman Real Estate Securities, LLC ("Heitman"), the Fund's sub-advisor believes this pipeline will help grow Archstone-Smith Trust's net asset value over time.

      Equity One (no longer a Fund holding), American Financial Realty (no longer a Fund holding), and Liberty Property Trust (no longer a Fund holding) all detracted from relative performance for the period. Equity One underperformed most of the period due to concerns that management was not moving the company forward. Following the announcement on August 7, 2006 of major changes in the management team,

Heitman REIT Fund
      however, the stock reacted positively. American Financial Realty owns net leased buildings and a number of the properties are leased to financial institutions. The company has had inconsistent earnings over the past year, which hurt investor confidence. Liberty Property Trust had a modestly positive second-quarter earnings call, which gave the stock a quick jump in price. However, given the slow growth/high-supply markets in which the firm is located, future growth is expected to be below its peers.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE REIT MARKET?

A. The bond market appears to be pricing slower growth in the economy and the 10-year Treasury Inflation-Protected Securities market is pointing toward a slight moderation in inflation expectations. Energy prices, while very volatile, have moderated in the short term. These factors would appear to point to a soft landing for the economy. Heitman believes that these factors provide favorable conditions for the REIT market.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Simon Property Group                                                        9.0%
--------------------------------------------------------------------------------
Vornado Realty Trust                                                        5.6%
--------------------------------------------------------------------------------
Equity Residential                                                          4.9%
--------------------------------------------------------------------------------
Boston Properties                                                           4.8%
--------------------------------------------------------------------------------
Archstone-Smith Trust                                                       4.7%
--------------------------------------------------------------------------------
AvalonBay Communities                                                       4.7%
--------------------------------------------------------------------------------
Kimco Realty                                                                4.6%
--------------------------------------------------------------------------------
Prologis                                                                    4.6%
--------------------------------------------------------------------------------
Host Hotels & Resorts                                                       4.2%
--------------------------------------------------------------------------------
Public Storage                                                              3.8%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           50.9%
--------------------------------------------------------------------------------

                                                               Heitman REIT Fund

OLD MUTUAL HEITMAN REIT FUND -- CONCLUDED
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                               SIX      ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                                  INCEPTION   MONTH     YEAR      3 YEAR       5 YEAR      10 YEAR      INCEPTION
                                                     DATE     RETURN   RETURN     RETURN       RETURN       RETURN       TO DATE
---------------------------------------------------------------------------------------------------------------------------------
Class Z*                                           03/13/89    7.03%   26.23%     25.99%       22.51%       15.74%       12.34%
Advisor Class**                                    05/15/95    6.87%   25.89%     25.68%       22.20%       15.30%       16.00%
Class A with load                                  09/30/03    0.77%   18.74%     23.24%         n/a          n/a        23.24%
Class A without load                               09/30/03    6.91%   26.03%     25.70%         n/a          n/a        25.70%
Class C with load                                  09/30/03    5.49%   24.02%     24.77%         n/a          n/a        24.77%
Class C without load                               09/30/03    6.49%   25.02%     24.77%         n/a          n/a        24.77%
Dow Jones Wilshire Real Estate Securities Index    03/13/89    7.97%   28.33%     27.84%       23.19%       15.98%       10.57%
S&P 500 Index                                      03/13/89    4.14%   10.79%     12.30%        6.97%        8.59%       11.38%
Lipper Real Estate Funds Average+                  02/28/89    7.11%   25.53%     25.51%       22.10%       15.41%       11.65%
---------------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

 * Data includes performance of a predecessor fund class whose inception date was March 13, 1989.

** Data includes performance of a predecessor fund class whose inception date was May 15, 1995.

+ Returns represent the average return of the funds that comprised the Lipper Real Estate Funds Average as of the beginning of each applicable return period.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                  3/31/96       Mar-97        Mar-98        Mar-99        Mar-00        Mar-01
Old Mutual Heitman REIT Fund -
   Class Z                            $    10,000   $    13,732   $ 16,400      $ 13,023      $ 13,751      $ 16,506
Dow Jones Wilshire Real Estate
   Securities Index                   $    10,000   $    13,373   $ 15,610      $ 12,537      $ 12,927      $ 16,265
S&P 500 Index                         $    10,000   $    11,983   $ 17,735      $ 21,009      $ 24,778      $ 19,406
Lipper Real Estate Funds Average      $    10,000   $    12,990   $ 15,767      $ 12,549      $ 12,911      $ 15,695

Initial Investment Date                  Mar-02        Mar-03        Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Heitman REIT Fund -
   Class Z                            $    20,673      $ 19,489   $ 29,639      $ 32,887      $ 45,210      $ 48,388
Dow Jones Wilshire Real Estate
   Securities Index                   $    19,797      $ 18,823   $ 28,639     $  32,221      $ 45,326      $ 48,925
S&P 500 Index                         $    19,452      $ 14,636   $ 19,776     $  21,099      $ 23,574      $ 24,550
Lipper Real Estate Funds Average      $    18,828      $ 18,367   $ 27,776     $  30,582      $ 41,787      $ 44,758

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1996 to an investment made in unmanaged securities indexes and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                  [PIE CHART]

Consumer Cyclical                                                           (2%)
Cash                                                                        (2%)
Real Estate Operation/Development                                           (1%)
Apartments                                                                 (21%)
Diversified                                                                 (9%)
Hotels & Motels                                                            (10%)
Office Property                                                            (18%)
Regional Malls                                                             (14%)
Shopping Centers                                                           (11%)
Storage                                                                     (5%)
Warehouse/Industrial                                                        (6%)
Manufactured Homes                                                          (1%)

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.5%

HOTELS & MOTELS -- 1.9%

Starwood Hotels & Resorts Worldwide                      73,900   $       4,226
                                                                  --------------
Total Hotels & Motels                                                     4,226
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT -- 1.1%

Brookfield Properties                                    69,650           2,460
                                                                  --------------
Total Real Estate Operation/Development                                   2,460
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 21.3%

Archstone-Smith Trust                                   190,800          10,387
AvalonBay Communities                                    85,600          10,306
BRE Properties, Cl A                                     15,100             902
Camden Property Trust                                    68,000           5,169
Equity Residential                                      214,700          10,859
GMH Communities Trust                                   260,900           3,293
United Dominion Realty Trust                            201,800           6,094
                                                                  --------------
Total REITs-Apartments                                                   47,010
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 9.5%

Digital Realty Trust                                    137,200           4,297
PS Business Parks                                        54,200           3,268
Spirit Finance                                           89,200           1,036
Vornado Realty Trust                                    112,500          12,263
                                                                  --------------
Total REITs-Diversified                                                  20,864
--------------------------------------------------------------------------------
REITS-HOTELS -- 7.9%

Host Hotels & Resorts                                   408,830           9,375
LaSalle Hotel Properties                                114,700           4,971
Sunstone Hotel Investors                                103,600           3,079
                                                                  --------------
Total REITs-Hotels                                                       17,425
--------------------------------------------------------------------------------
REITS-MANUFACTURED HOMES -- 1.0%

Equity Lifestyle Properties                              46,400           2,121
                                                                  --------------
Total REITs-Manufactured Homes                                            2,121
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 18.5%

Alexandria Real Estate Equities                          69,400           6,510
BioMed Realty Trust                                     169,400           5,140
Boston Properties                                       102,100          10,551
Columbia Equity Trust                                   124,400           2,071
Corporate Office Properties Trust                       114,800           5,138
Mack-Cali Realty                                        109,400           5,667
SL Green Realty                                          52,200           5,831
                                                                  --------------
Total REITs-Office Property                                              40,908
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Shares/Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 13.8%

General Growth Properties                               151,700   $       7,228
Simon Property Group                                    218,600          19,810
Taubman Centers                                          78,100           3,469
                                                                  --------------
Total REITs-Regional Malls                                               30,507
--------------------------------------------------------------------------------
REITS-SHOPPING CENTERS -- 11.2%

Acadia Realty Trust                                     130,800           3,335
Developers Diversified Realty                            71,400           3,981
Kimco Realty                                            236,500          10,139
Regency Centers                                         104,400           7,179
                                                                  --------------
Total REITs-Shopping Centers                                             24,634
--------------------------------------------------------------------------------
REITS-STORAGE -- 5.3%

Public Storage                                           97,400           8,376
U-Store-It Trust                                        159,100           3,414
                                                                  --------------
Total REITs-Storage                                                      11,790
--------------------------------------------------------------------------------
REITS-WAREHOUSE/INDUSTRIAL -- 6.0%

EastGroup Properties                                     62,800           3,131
Prologis                                                177,480          10,127
                                                                  --------------
Total REITs-Warehouse/Industrial                                         13,258
                                                                  --------------
TOTAL COMMON STOCK (COST $152,694)                                      215,203
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%

Morgan Stanley
   5.20%, dated 09/29/06, to be repurchased on
   10/02/06, repurchase price $5,659,684
   (collateralized by a U.S. Government
   obligation, par value $5,765,000, 2.000%,
   01/15/16, total market value $5,797,563)(D)     $      5,657           5,657
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $5,657)                                  5,657
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1% (COST $158,351)                             220,860
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.1)%                                (231)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $     220,629
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: LIBERTY RIDGE CAPITAL, INC.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o THE OLD MUTUAL LARGE CAP FUND CLASS Z SHARES POSTED STRONG ABSOLUTE PERFORMANCE AND SIGNIFICANTLY OUTPERFORMED THE RETURNS OF THE S&P 500 INDEX AND THE LIPPER LARGE-CAP CORE FUNDS AVERAGE.

o MASTERCARD'S MARKET DEBUT DURING A TOUGH WEEK FOR IPO'S ALLOWED THE FUND TO TAKE ADVANTAGE OF IRRATIONAL SHORT TERM SENTIMENT.

o COMCAST HELPED RESULTS AS THE FIRM IS TAKING ON NEW CUSTOMERS AT A MORE RAPID CLIP THAN GENERALLY EXPECTED.

o A LACK OF EXPOSURE TO THE UTILITIES AND TELECOMMUNICATION SERVICES SECTORS PROVED TO BE A DRAG ON FUND RETURNS AS WAS THE FUND'S OVERWEIGHT TOWARD THE CONSUMER STAPLES SECTOR.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2006, the Old Mutual Large Cap Fund (the "Fund") Class Z shares returned 10.81%, significantly outperforming the 4.14% return posted by the S&P 500 Index and the 2.33% gain of the Lipper Large-Cap Core Funds Average. Performance for all share classes can be found on page 50.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Increasing interest rates, energy costs, and commodity prices negatively impacted investment returns during the first half of the period. This trend was reversed during the second half of the period, however, as concerns subsided in conjunction with lower commodity costs, stabilizing interest rates, and solid corporate earnings. Investors took heart in outsized corporate profits and share buybacks, pushing equity market indexes higher. Investor confidence was somewhat shaken during the period and a distinct flight to quality curbed appetites for riskier stocks. Large-cap stocks in general benefited from the flight to quality.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. Financials, information technology and consumer discretionary were the top contributing sectors to relative performance for the six-month period. Overweights in the financials and information technology sectors contributed to the Fund's performance, and a relative underweight in the consumer discretionary sector proved constructive. Credit card company MasterCard, which became a publicly traded company in May, was one of the top contributors to performance during the period. With the market still digesting the bungled initial public offering ("IPO") of Vonage (not a Fund holding), and with a cautious market sentiment towards IPOs in general, the Fund's sub-advisor, Liberty Ridge Capital, Inc. ("Liberty Ridge") believed MasterCard's IPO was assigned an irrational discount. Thus far MasterCard has exhibited outstanding near-term earnings results and continued progress in operational efficiency and volume gains. Liberty Ridge currently perceives the market is valuing MasterCard's prospects more accurately and remains optimistic about the company's fundamental profile.

      Comcast and Bank of America were also top contributors to the Fund's outperformance during the six-month period. Comcast has been aggressively rolling out digital cable and voice services, and recent results indicate a more rapid customer uptake than was previously expected. The Fund's sub-advisor believes Comcast may continue to succeed with this strategy, and that the firm will ultimately emerge as the largest player in the rapidly merging voice/cable/broadband communications industry. Financial services provider Bank of America, contributed to returns as investors warmed to the company's scale advantage, low valuation and dividend yield of over 4%. While the current shape of the yield curve and the slowdown in housing is a negative for financials, Liberty Ridge believes Bank of America is one of the best positioned financial services providers given these headwinds.

      On the other end of the spectrum, the utilities, telecommunication services and consumer staples sectors were the most significant detractors from performance. A lack of exposure to the utilities and telecommunication services sectors proved to be a drag on Fund returns as was the Fund's overweight toward the consumer staples sector. Medical appliance and equipment manufacturer, Medtronic, medical instrument and supply manufacturer Boston Scientific and air delivery and freight service provider United Parcel Service (no longer a Fund holding) were notable detractors. Medtronic

Large Cap Fund
      lowered expectations in early August due to weakness in their implantable cardioverter defibrillators ("ICDs"). The sub-advisor continues to believe that Medtronic's collection of business (many of which are number one or number two in market share) will provide investors with better than market growth over a full market cycle. Boston Scientific's ICD business was also weak and the company continues to struggle with their acquisition and integration of Guidant. Liberty Ridge believes in the long-term value of Boston Scientific and will continue to closely monitor progress in operational execution. Although United Parcel Service posted in-line revenue growth, the company missed earnings estimates due to fewer operating days in the quarter and higher gas, pension and health care costs. The stock was sold as the valuation did not seem to reflect United Parcel Service's difficult near-term dynamics and the potential of a slowing U.S. economy.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE LARGE-CAP STOCK MARKET?

A. As always, macroeconomic preoccupations such as inflation and changing interest rate policy tend to drive investor sentiment in the short term. Liberty Ridge maintains a long-term outlook, focusing on companies that are positioned to perform well regardless of newspaper headlines and event-driven pressures.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

General Electric                                                            5.4%
--------------------------------------------------------------------------------
Microsoft                                                                   4.4%
--------------------------------------------------------------------------------
Berkshire Hathaway, Cl A                                                    4.4%
--------------------------------------------------------------------------------
American International Group                                                4.2%
--------------------------------------------------------------------------------
EMC                                                                         4.2%
--------------------------------------------------------------------------------
Applied Materials                                                           4.1%
--------------------------------------------------------------------------------
St Paul Travelers                                                           3.7%
--------------------------------------------------------------------------------
Morgan Stanley                                                              3.5%
--------------------------------------------------------------------------------
El Paso                                                                     3.4%
--------------------------------------------------------------------------------
Dell                                                                        3.3%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           40.6%
--------------------------------------------------------------------------------

                                                                  Large Cap Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                               SIX       ONE    ANNUALIZED   ANNUALIZED   ANNUALIZED
                                                  INCEPTION   MONTH     YEAR      3 YEAR       5 YEAR      INCEPTION
                                                    DATE      RETURN   RETURN     RETURN       RETURN       TO DATE
--------------------------------------------------------------------------------------------------------------------
Class Z                                            12/31/96   10.81%   16.69%     10.56%        4.10%       10.10%
Advisor Class                                      12/29/00   10.70%   16.46%     10.28%        3.85%        1.34%
Class A with load                                  09/30/03    4.24%    9.70%      8.10%         n/a         8.10%
Class A without load                               09/30/03   10.59%   16.37%     10.27%         n/a        10.27%
Class C with load                                  09/30/03    9.29%   14.53%      9.47%         n/a         9.47%
Class C without load                               09/30/03   10.29%   15.53%      9.47%         n/a         9.47%
S&P 500 Index                                      12/31/96    4.14%   10.79%     12.30%        6.97%        7.92%
Lipper Large-Cap Core Funds Average+               12/31/96    2.33%    8.73%     10.51%        5.54%        6.34%
--------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

+ Returns represent the average return of the funds that comprised the Lipper Large-Cap Core Funds Average as of the beginning of each applicable return period.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                 12/31/96       Mar-97        Mar-98        Mar-99        Mar-00        Mar-01
Old Mutual Large Cap Fund - Class Z   $    10,000   $ 10,110      $ 14,101      $ 16,962      $ 19,379      $ 23,336
S&P 500 Index                         $    10,000   $ 10,268      $ 15,196      $ 18,002      $ 21,231      $ 16,628
Lipper Large-Cap Core Funds Average   $    10,000   $ 10,086      $ 14,860      $ 17,288      $ 21,039      $ 16,386

Initial Investment Date                   Mar-02        Mar-03       Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Large Cap Fund - Class Z   $    22,435   $ 16,214      $ 20,624      $ 21,187      $ 23,064      $ 25,558
S&P 500 Index                         $    16,668   $ 12,541      $ 16,945      $ 18,079      $ 20,200      $ 21,036
Lipper Large-Cap Core Funds Average   $    16,079   $ 11,934      $ 15,660      $ 16,289      $ 18,184      $ 18,607

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on the inception date of December 31, 1996 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                  [PIE CHART]

Cash                                                                        (4%)
Consumer Cyclical                                                           (3%)
Consumer Non-Cyclical                                                       (9%)
Energy                                                                      (6%)
Financial                                                                  (26%)
Health Care                                                                 (9%)
Industrial                                                                  (9%)
Technology                                                                 (28%)
Basic Materials                                                             (6%)

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.3%

APPLICATIONS SOFTWARE -- 4.4%

Microsoft                                               148,200   $       4,050
                                                                  --------------
Total Applications Software                                               4,050
--------------------------------------------------------------------------------
CABLE TV -- 1.9%

Comcast, Cl A*                                           48,600           1,789
                                                                  --------------
Total Cable TV                                                            1,789
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 2.9%

E.I. du Pont de Nemours                                  62,600           2,682
                                                                  --------------
Total Chemicals-Diversified                                               2,682
--------------------------------------------------------------------------------
COMPUTERS -- 3.3%

Dell*                                                   134,200           3,065
                                                                  --------------
Total Computers                                                           3,065
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 4.2%

EMC*                                                    323,500           3,876
                                                                  --------------
Total Computers-Memory Devices                                            3,876
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 1.0%

Avon Products                                            29,700             911
                                                                  --------------
Total Cosmetics & Toiletries                                                911
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.8%

MasterCard, Cl A                                         36,600           2,575
                                                                  --------------
Total Data Processing/Management                                          2,575
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 6.7%

General Electric                                        140,000           4,942
Tyco International                                       43,700           1,223
                                                                  --------------
Total Diversified Manufacturing Operations                                6,165
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.5%

Intel                                                    68,700           1,413
                                                                  --------------
Total Electronic Components-Semiconductors                                1,413
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 3.5%

Morgan Stanley                                           43,700           3,186
                                                                  --------------
Total Finance-Investment Banker/Broker                                    3,186
--------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.3%

Unilever                                                 50,100           1,230
                                                                  --------------
Total Food-Miscellaneous/Diversified                                      1,230
--------------------------------------------------------------------------------
FOOD-WHOLESALE/DISTRIBUTION -- 2.7%

Sysco                                                    73,301           2,452
                                                                  --------------
Total Food-Wholesale/Distribution                                         2,452
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 2.8%

Marsh & McLennan                                         92,300   $       2,598
                                                                  --------------
Total Insurance Brokers                                                   2,598
--------------------------------------------------------------------------------
INTERNET SECURITY -- 3.2%

Symantec*                                               138,117           2,939
                                                                  --------------
Total Internet Security                                                   2,939
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 4.6%

Boston Scientific*                                      127,500           1,886
Medtronic                                                50,500           2,345
                                                                  --------------
Total Medical Instruments                                                 4,231
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.2%

Amgen*                                                   15,600           1,116
                                                                  --------------
Total Medical-Biomedical/Genetic                                          1,116
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.8%

Pfizer                                                   91,200           2,586
                                                                  --------------
Total Medical-Drugs                                                       2,586
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 8.8%

American International Group                             58,700           3,890
Hartford Financial Services Group                        16,200           1,405
XL Capital, Cl A                                         41,200           2,830
                                                                  --------------
Total Multi-Line Insurance                                                8,125
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.7%

Cisco Systems*                                          106,900           2,459
                                                                  --------------
Total Networking Products                                                 2,459
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 2.0%

Waste Management                                         49,200           1,805
                                                                  --------------
Total Non-Hazardous Waste Disposal                                        1,805
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 1.4%

Nabors Industries*                                       41,800           1,244
                                                                  --------------
Total Oil & Gas Drilling                                                  1,244
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 1.6%

ConocoPhillips                                           25,400           1,512
                                                                  --------------
Total Oil Companies-Integrated                                            1,512
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 2.9%

International Paper                                      75,800           2,625
                                                                  --------------
Total Paper & Related Products                                            2,625
--------------------------------------------------------------------------------
PIPELINES -- 3.4%

El Paso                                                 230,300           3,141
                                                                  --------------
Total Pipelines                                                           3,141
--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 3.7%

St Paul Travelers                                        71,700   $       3,362
                                                                  --------------
Total Property/Casualty Insurance                                         3,362
--------------------------------------------------------------------------------
REINSURANCE -- 4.4%

Berkshire Hathaway, Cl A*                                    42           4,024
                                                                  --------------
Total Reinsurance                                                         4,024
--------------------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 1.6%

Lowe's                                                   52,900           1,484
                                                                  --------------
Total Retail-Building Products                                            1,484
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 1.0%

Wal-Mart Stores                                          17,900             883
                                                                  --------------
Total Retail-Discount                                                       883
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 2.9%

CVS                                                      84,300           2,708
                                                                  --------------
Total Retail-Drug Store                                                   2,708
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.1%

Applied Materials                                       214,900           3,810
                                                                  --------------
Total Semiconductor Equipment                                             3,810
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 2.8%

Bank of America                                          48,500           2,598
                                                                  --------------
Total Super-Regional Banks-US                                             2,598
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 2.2%

Nokia ADR                                                79,400           1,563
Qualcomm                                                 14,000             509
                                                                  --------------
Total Wireless Equipment                                                  2,072
                                                                  --------------
TOTAL COMMON STOCK (COST $79,910)                                        88,716
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.6%

Morgan Stanley
   5.200%, dated 09/29/06, to be repurchased on
   10/02/06, repurchase price $3,276,897
   (collateralized by various U.S. Government
   obligations, par values ranging from $11,000
   to $1,960,000, 0.000% - 2.000%,
   07/15/15 - 09/26/19,total market value
   $3,359,645)(D)                                  $      3,275   $       3,275
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $3,275)                                  3,275
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9% (COST $83,185)                                91,991
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%                                   116
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $      92,107
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISORS: CASTLEARK MANAGEMENT, LLC AND TURNER INVESTMENT PARTNERS, INC.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2006, the Old Mutual Large Cap Growth Fund (the "Fund") Class Z shares posted a (3.90%) return underperforming the (0.12%) return of the Russell 1000(R) Growth Index, as well as the (2.59%) return for its peer group, the Lipper Large-Cap Growth Funds Average. Performance for all share classes can be found on the following page.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The domestic equity markets responded favorably to economic news late in the period after getting off to a bumpy start. Inflation was contained as crude oil and other commodities pulled back and, as a result, the Federal Reserve ("Fed") decided to pause in its campaign of rate increases. After a prolonged period of small-cap dominance, market sentiment shifted toward large-cap stocks which generated superior returns for the second consecutive quarter. Despite this positive backdrop, the Fund trailed its benchmark by a noticeable margin.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. The financials, telecommunication services and industrials sectors contributed positively to performance across the period, while energy, information technology and consumer staples were a drag on a relative basis. Despite information technology's negative contribution to performance as a sector, two information technology stocks were among the most notable positive contributors to performance during the period: Apple Computer, designer and manufacturer of personal computers and related software, services and peripherals, and Hewlett-Packard, a diversified computer systems company. PepsiCo, a processed and packaged goods manufacturer and marketer, was also a top contributor. Stocks that detracted from performance during the six-month period include apparel retailer, Chicos FAS (no longer a Fund holding); Internet software and service provider, eBay (no longer a Fund holding) and communications equipment manufacturer, Qualcomm.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE LARGE-CAP GROWTH MARKET?

A. CastleArk Management, LLC's ("CastleArk") broad view is that the Fed is finished tightening for the time being. Energy prices have corrected sufficiently, consumption growth is slowing at a moderate rate and overall economic growth is slowing moderately. While stock selection remains critical as broad economic growth slows, the sub-advisor believes the opportunity to see price/earnings ("P/E") ratio expansion is now present for growth stocks.

      Turner Investment Partners, Inc. ("Turner") is optimistic that corporate earnings will continue to beat Wall Street Analysts' expectations, furnishing upside potential for stocks of all capitalizations. The sub-advisor believes the recent decline in the 10-year Treasury yield helps to bolster the case for stocks. In Turner's view, growth may be positioned to take the lead in the months ahead, as investors gravitate toward the shares of companies with the best earnings and turn away from non-growth firms that are less able to sustain profitability.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006, THE OLD MUTUAL LARGE CAP GROWTH FUND CLASS Z SHARES UNDERPERFORMED THE RUSSELL 1000(R) GROWTH INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE.

o FINANCIALS, TELECOMMUNICATION SERVICES AND INDUSTRIALS CONTRIBUTED POSITIVELY TO PERFORMANCE.

o ENERGY, INFORMATION TECHNOLOGY AND CONSUMER STAPLES WERE A DRAG ON RELATIVE PERFORMANCE DURING THE PERIOD.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Apple Computer                                                              3.1%
--------------------------------------------------------------------------------
Cisco Systems                                                               2.9%
--------------------------------------------------------------------------------
Chicago Mercantile Exchange Holdings                                        2.8%
--------------------------------------------------------------------------------
Google, Cl A                                                                2.8%
--------------------------------------------------------------------------------
PepsiCo                                                                     2.7%
--------------------------------------------------------------------------------
General Electric                                                            2.5%
--------------------------------------------------------------------------------
Goldman Sachs Group                                                         2.4%
--------------------------------------------------------------------------------
Gilead Sciences                                                             2.3%
--------------------------------------------------------------------------------
Hewlett-Packard                                                             2.1%
--------------------------------------------------------------------------------
Valero Energy                                                               2.0%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           25.6%
--------------------------------------------------------------------------------

                                                           Large Cap Growth Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                       SIX      ONE    ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                         INCEPTION    MONTH    YEAR      3 YEAR       5 YEAR       10 YEAR     INCEPTION
                                            DATE     RETURN   RETURN     RETURN       RETURN       RETURN       TO DATE
------------------------------------------------------------------------------------------------------------------------
Class Z                                   04/05/95   (3.90)%   5.18%      7.98%        2.93%        6.98%       10.99%
Advisor Class                             12/29/00   (4.04)%   4.90%      7.70%        2.66%         n/a        (5.04)%
Class A with load                         07/31/03   (9.52)%  (1.14)%     5.60%         n/a          n/a         5.24%
Class A without load                      07/31/03   (4.01)%   4.92%      7.70%         n/a          n/a         7.22%
Class C with load                         07/31/03   (5.32)%   3.12%      6.91%         n/a          n/a         6.42%
Class C without load                      07/31/03   (4.37)%   4.12%      6.91%         n/a          n/a         6.42%
Russell 1000(R) Growth Index              04/05/95   (0.12)%   6.04%      8.35%        4.42%        5.45%        8.14%
Lipper Large-Cap Growth Funds Average+    03/31/95   (2.59)%   3.53%      7.74%        3.60%        5.37%        7.72%
------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

+ Returns represent the average return of the funds that comprised the Lipper Large-Cap Growth Funds Average as of the beginning of each applicable return period.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                   3/31/96        Mar-97        Mar-98        Mar-99        Mar-00        Mar-01
Old Mutual Large Cap Growth Fund -
   Class Z                              $    10,000   $     9,823   $ 15,795      $ 18,307      $ 36,357      $ 23,069
Russell 1000(R) Growth Index            $    10,000   $    11,748   $ 17,559      $ 22,494      $ 30,169      $ 17,281
Lipper Large-Cap Growth Funds Average   $    10,000   $    11,630   $ 17,535      $ 21,485      $ 29,667      $ 18,515

Initial Investment Date                    Mar-02        Mar-03        Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Large Cap Growth Fund -
   Class Z                              $    19,816   $    15,213   $ 19,949      $ 19,344      $ 22,990      $ 22,094
Russell 1000(R) Growth Index            $    16,935   $    12,403   $ 16,395      $ 16,585      $ 18,764      $ 18,742
Lipper Large-Cap Growth Funds Average   $    17,417   $    12,706   $ 16,409      $ 16,606      $ 18,971      $ 18,480

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1996 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                  [PIE CHART]

Utilities                                                                   (1%)
Cash                                                                        (1%)
Consumer Cyclical                                                          (11%)
Consumer Non-Cyclical                                                       (7%)
Energy                                                                     (13%)
Financial                                                                  (16%)
Health Care                                                                (18%)
Industrial                                                                  (7%)
Telecommunications                                                          (2%)
Technology                                                                 (23%)
Basic Materials                                                             (1%)

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.3%

ADVERTISING AGENCIES -- 0.5%

Omnicom Group                                             5,030   $         471
                                                                  --------------
Total Advertising Agencies                                                  471
--------------------------------------------------------------------------------
AGRICULTURAL CHEMICALS -- 0.5%

Monsanto                                                  9,990             470
                                                                  --------------
Total Agricultural Chemicals                                                470
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS -- 0.6%

Archer-Daniels-Midland                                   15,370             582
                                                                  --------------
Total Agricultural Operations                                               582
--------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 1.8%

Coach*                                                   12,580             433
Polo Ralph Lauren                                        19,600           1,268
                                                                  --------------
Total Apparel Manufacturers                                               1,701
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 0.2%

Salesforce.com*                                           5,490             197
                                                                  --------------
Total Applications Software                                                 197
--------------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS -- 0.7%

Toyota Motor ADR                                          6,050             659
                                                                  --------------
Total Auto-Cars/Light Trucks                                                659
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 2.7%

PepsiCo                                                  38,230           2,495
                                                                  --------------
Total Beverages-Non-Alcoholic                                             2,495
--------------------------------------------------------------------------------
BREWERY -- 0.5%

Fomento Economico Mexicano
   SA de CV ADR                                           4,360             423
                                                                  --------------
Total Brewery                                                               423
--------------------------------------------------------------------------------
CABLE TV -- 0.9%

Comcast, Cl A*                                           21,980             810
                                                                  --------------
Total Cable TV                                                              810
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.4%

Las Vegas Sands*                                          5,010             342
                                                                  --------------
Total Casino Hotels                                                         342
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.0%

International Game Technology                            15,170             629
Scientific Games, CL A*                                   9,780             311
                                                                  --------------
Total Casino Services                                                       940
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.6%

Leap Wireless International*                              9,580             464
NII Holdings*                                            16,120           1,002
                                                                  --------------
Total Cellular Telecommunications                                         1,466
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMERCIAL BANKS NON-US -- 0.4%

Kookmin Bank ADR*                                         4,290   $         335
                                                                  --------------
Total Commercial Banks Non-US                                               335
--------------------------------------------------------------------------------
COMPUTERS -- 5.2%

Apple Computer*                                          37,750           2,908
Hewlett-Packard                                          53,900           1,977
                                                                  --------------
Total Computers                                                           4,885
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.4%

SanDisk*                                                  6,220             333
                                                                  --------------
Total Computers-Memory Devices                                              333
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 1.6%

Colgate-Palmolive                                         9,310             578
Procter & Gamble                                         15,290             948
                                                                  --------------
Total Cosmetics & Toiletries                                              1,526
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.8%

Global Payments                                           7,440             327
NAVTEQ*                                                  15,000             392
                                                                  --------------
Total Data Processing/Management                                            719
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.9%

General Electric                                         65,015           2,295
Roper Industries                                          8,160             365
                                                                  --------------
Total Diversified Manufacturing Operations                                2,660
--------------------------------------------------------------------------------
DIVERSIFIED MINERALS -- 0.6%

BHP Billiton ADR                                         13,570             514
                                                                  --------------
Total Diversified Minerals                                                  514
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 1.5%

Hospira*                                                 35,500           1,359
                                                                  --------------
Total Drug Delivery Systems                                               1,359
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 0.3%

Nutri/System*                                             3,880             242
                                                                  --------------
Total E-Commerce/Products                                                   242
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.7%

aQuantive*                                               26,300             621
                                                                  --------------
Total E-Marketing/Information                                               621
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.5%

Emerson Electric                                         17,000           1,426
                                                                  --------------
Total Electric Products-Miscellaneous                                     1,426
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.3%

Flextronics International*                               19,100             241
                                                                  --------------
Total Electronic Components-Miscellaneous                                   241
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.5%

MEMC Electronic Materials*                                8,770   $         321
Micron Technology*                                       22,220             387
Texas Instruments                                        21,400             711
                                                                  --------------
Total Electronic Components-Semiconductors                                1,419
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 1.2%

Foster Wheeler*                                          28,400           1,096
                                                                  --------------
Total Engineering/R&D Services                                            1,096
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.3%

Electronic Arts*                                          5,830             325
                                                                  --------------
Total Entertainment Software                                                325
--------------------------------------------------------------------------------
FIDUCIARY BANKS -- 1.1%

Mellon Financial                                         26,110           1,021
                                                                  --------------
Total Fiduciary Banks                                                     1,021
--------------------------------------------------------------------------------
FINANCE-CREDIT CARD -- 0.9%

American Express                                         15,060             845
                                                                  --------------
Total Finance-Credit Card                                                   845
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 4.5%

Charles Schwab                                           52,830             946
Goldman Sachs Group                                      13,100           2,216
UBS                                                      17,600           1,044
                                                                  --------------
Total Finance-Investment Banker/Broker                                    4,206
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 3.0%

Chicago Mercantile Exchange Holdings                      5,515           2,638
Nasdaq Stock Market*                                      6,760             204
                                                                  --------------
Total Finance-Other Services                                              2,842
--------------------------------------------------------------------------------
FOOD-CONFECTIONERY -- 1.3%

Wm Wrigley Jr.                                           26,700           1,230
                                                                  --------------
Total Food-Confectionery                                                  1,230
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 0.4%

Starwood Hotels & Resorts Worldwide                       7,140             408
                                                                  --------------
Total Hotels & Motels                                                       408
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.4%

Thermo Electron*                                         10,170             400
                                                                  --------------
Total Instruments-Controls                                                  400
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.2%

Akamai Technologies*                                      4,340             217
                                                                  --------------
Total Internet Infrastructure Software                                      217
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.2%

Checkfree*                                               26,200           1,083
                                                                  --------------
Total Internet Security                                                   1,083
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.1%

T Rowe Price Group                                       21,490   $       1,028
                                                                  --------------
Total Investment Management/
   Advisory Services                                                      1,028
--------------------------------------------------------------------------------
MACHINERY-FARM -- 1.0%

Deere                                                    11,300             948
                                                                  --------------
Total Machinery-Farm                                                        948
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.2%

Intuitive Surgical*                                       2,000             211
                                                                  --------------
Total Medical Instruments                                                   211
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 1.5%

Baxter International                                     14,210             646
Henry Schein*                                             7,000             351
Varian Medical Systems*                                   7,000             374
                                                                  --------------
Total Medical Products                                                    1,371
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 3.1%

Celgene*                                                  7,020             304
Genentech*                                               11,600             959
Genzyme*                                                 24,800           1,673
                                                                  --------------
Total Medical-Biomedical/Genetic                                          2,936
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 5.3%

Abbott Laboratories                                      14,520             705
Allergan                                                 13,910           1,567
Novartis ADR                                              7,910             462
Roche Holdings Limited ADR                                6,080             524
Wyeth                                                    33,100           1,683
                                                                  --------------
Total Medical-Drugs                                                       4,941
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.4%

WellPoint*                                               16,500           1,271
                                                                  --------------
Total Medical-HMO                                                         1,271
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.4%

Precision Castparts                                       5,430             343
                                                                  --------------
Total Metal Processors & Fabricators                                        343
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.1%

ACE                                                      18,100             991
                                                                  --------------
Total Multi-Line Insurance                                                  991
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.5%

News, Cl A                                               24,230             476
                                                                  --------------
Total Multimedia                                                            476
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 2.9%

Cisco Systems*                                          118,570           2,727
                                                                  --------------
Total Networking Products                                                 2,727
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
NON-FERROUS METALS -- 0.2%

Cameco                                                    6,090   $         223
                                                                  --------------
Total Non-Ferrous Metals                                                    223
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 2.8%

Nabors Industries*                                       57,900           1,722
Rowan                                                    28,800             911
                                                                  --------------
Total Oil & Gas Drilling                                                  2,633
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.2%

Anadarko Petroleum                                       13,900             609
Southwestern Energy*                                     46,400           1,386
Ultra Petroleum*                                          7,520             362
XTO Energy                                               15,160             639
                                                                  --------------
Total Oil Companies-Exploration & Production                              2,996
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 1.5%

Exxon Mobil                                               6,900             463
Occidental Petroleum                                     19,640             945
                                                                  --------------
Total Oil Companies-Integrated                                            1,408
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.7%

Cameron International*                                   12,760             617
National Oilwell Varco*                                  17,000             995
                                                                  --------------
Total Oil Field Machinery & Equipment                                     1,612
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 2.0%

Valero Energy                                            36,070           1,856
                                                                  --------------
Total Oil Refining & Marketing                                            1,856
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.4%

Schlumberger                                             13,450             835
Weatherford International*                               11,680             487
                                                                  --------------
Total Oil-Field Services                                                  1,322
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 0.5%

Express Scripts*                                          5,770             436
                                                                  --------------
Total Pharmacy Services                                                     436
--------------------------------------------------------------------------------
PIPELINES -- 0.4%

Questar                                                   4,580             374
                                                                  --------------
Total Pipelines                                                             374
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.5%

Chubb                                                    16,010             832
WR Berkley                                               16,980             601
                                                                  --------------
Total Property/Casualty Insurance                                         1,433
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.4%

CB Richard Ellis Group, Cl A*                            15,180             373
                                                                  --------------
Total Real Estate Management/Services                                       373
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
REINSURANCE -- 0.6%

PartnerRe                                                 8,800   $         595
                                                                  --------------
Total Reinsurance                                                           595
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.7%

Under Armour, Cl A*                                      17,000             680
                                                                  --------------
Total Retail-Apparel/Shoe                                                   680
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.2%

GameStop, Cl A*                                           4,900             227
                                                                  --------------
Total Retail-Computer Equipment                                             227
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.4%

TJX                                                      13,460             377
                                                                  --------------
Total Retail-Discount                                                       377
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 0.3%

CVS                                                       9,440             303
                                                                  --------------
Total Retail-Drug Store                                                     303
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 1.3%

Petsmart                                                 45,000           1,249
                                                                  --------------
Total Retail-Pet Food & Supplies                                          1,249
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.4%

Starbucks*                                               39,180           1,334
                                                                  --------------
Total Retail-Restaurants                                                  1,334
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.4%

Dick's Sporting Goods*                                    8,800             400
                                                                  --------------
Total Retail-Sporting Goods                                                 400
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.4%

Applied Materials                                        46,000             815
Kla-Tencor                                               11,130             495
                                                                  --------------
Total Semiconductor Equipment                                             1,310
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 1.2%

Wells Fargo                                              30,540           1,105
                                                                  --------------
Total Super-Regional Banks-US                                             1,105
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 2.0%

Corning*                                                 74,800           1,826
                                                                  --------------
Total Telecommunications Equipment-Fiber Optics                           1,826
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.6%

Time Warner Telecom, Cl A*                               30,300             576
                                                                  --------------
Total Telecommunications Services                                           576
--------------------------------------------------------------------------------
THERAPEUTICS -- 2.3%

Gilead Sciences*                                         31,530           2,166
                                                                  --------------
Total Therapeutics                                                        2,166
--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                    Shares/Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 0.3%

CH Robinson Worldwide                                     6,570   $         293
                                                                  --------------
Total Transport-Services                                                    293
--------------------------------------------------------------------------------
WATER -- 0.5%

Aqua America                                             19,630             431
                                                                  --------------
Total Water                                                                 431
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 2.8%

Google, Cl A*                                             6,470           2,600
                                                                  --------------
Total Web Portals/ISP                                                     2,600
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.5%

Crown Castle International*                               9,320             328
Motorola                                                 25,580             640
Nokia ADR                                                58,600           1,154
Qualcomm                                                 30,740           1,117
                                                                  --------------
Total Wireless Equipment                                                  3,239
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 1.7%

Hologic*                                                 35,700           1,554
                                                                  --------------
Total X-Ray Equipment                                                     1,554
                                                                  --------------
TOTAL COMMON STOCK (COST $84,591)                                        92,683
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.8%

Morgan Stanley
   5.20%, dated 09/29/06, to be
   repurchased on 10/02/06, repurchase
   price $739,935 (collateralized by a
   U.S. Government obligation, par value
   $1,350,000, 4.625%, 06/01/10, total
   market value $1,355,696)(D)                     $        740             740
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $740)                                      740
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.1% (COST $85,331)                               93,423
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.1)%                                (115)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $      93,308
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISORS: CASTLEARK MANAGEMENT, LLC AND TURNER INVESTMENT PARTNERS, INC.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. Over the six-month period ended September 30, 2006, the Old Mutual Large Cap Growth Concentrated Fund (the "Fund") Class Z shares returned (3.94%), underperforming the (0.12%) return for its benchmark, the Russell 1000(R) Growth Index, and the (2.59%) return of its peer group, the Lipper Large-Cap Growth Funds Average. Performance for all share classes can be found on page 61.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Following a difficult second quarter, U.S. equity markets responded favorably to economic news in the third quarter. The market experienced a strong rally as investors cheered the "expected" end of the Federal Reserve Bank's ("Fed") money supply tightening cycle. Inflation appeared to be contained late in the period as crude oil and other commodity prices pulled back, and as a result, the Fed decided to pause from its two-year-plus campaign of raising interest rates. Signs of further weakness in the housing and auto sectors, plus significant declines in energy prices encouraged investors to look beyond the unfolding economic slowdown. At the same time, many other indicators suggested continued sustainable economic growth with capital investment supporting consumer spending as the more significant growth driver. Growth stocks suffered significant price/earnings ("P/E") ratio compression in the period, and largely failed to recover as the broad market rallied.

      After a prolonged period of small-cap dominance, market sentiment appeared to shift toward large-cap stocks during the period. However, value stocks outperformed growth stocks during the period and investors seemed to favor stocks with a value bias as stocks with more reasonable valuations and lower earnings growth prospects led the way.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. Stocks in the industrials, materials and telecommunication services sectors contributed to performance, but detractors in the energy, information technology and consumer staples sectors more than offset the positive contributions. Stock selection was the dominant contributor to the relative underperformance, but sector selection also contributed to the Fund's lag relative to the index.

      Three notable stocks that contributed to the Fund's relative performance for the six-month period were: Apple Computer, designer and manufacturer of personal computers and related software, services and peripherals; Gilead Sciences, a biopharmaceutical company that engages in the discovery, development, and commercialization of therapeutics to patients suffering from life-thretening diseases; and PepsiCo, a processed and packaged goods manufacturer and marketer. Communications equipment manufacturer, Qualcomm, Internet software and service provider, eBay (no longer a Fund holding), and refining and retailing company, Valero Energy, detracted from the Fund's relative performance during the period.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o OVER THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006, THE OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND CLASS Z SHARES UNDERPERFORMED THE RUSSELL 1000(R) GROWTH INDEX AND THE LIPPER LARGE-CAP GROWTH FUNDS AVERAGE.

o STOCKS IN THE INDUSTRIALS, MATERIALS, AND TELECOMMUNICATION SERVICES SECTORS CONTRIBUTED TO PERFORMANCE.

o THE ENERGY, INFORMATION TECHNOLOGY AND CONSUMER STAPLES SECTORS DETRACTED FROM RELATIVE PERFORMANCE DURING THE PERIOD.

                                              Large Cap Growth Concentrated Fund

OLD MUTUAL LARGE CAP GROWTH
CONCENTRATED FUND -- CONTINUED
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISORS: CASTLEARK MANAGEMENT, LLC AND TURNER INVESTMENT PARTNERS, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Gilead Sciences                                                             4.2%
--------------------------------------------------------------------------------
Chicago Mercantile Exchange Holdings                                        4.0%
--------------------------------------------------------------------------------
Apple Computer                                                              3.9%
--------------------------------------------------------------------------------
Google, Cl A                                                                3.8%
--------------------------------------------------------------------------------
Cisco Systems                                                               3.7%
--------------------------------------------------------------------------------
Goldman Sachs Group                                                         3.3%
--------------------------------------------------------------------------------
Corning                                                                     2.8%
--------------------------------------------------------------------------------
Southwestern Energy                                                         2.6%
--------------------------------------------------------------------------------
Hewlett-Packard                                                             2.5%
--------------------------------------------------------------------------------
General Electric                                                            2.5%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           33.3%
--------------------------------------------------------------------------------

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE LARGE-CAP GROWTH MARKET?

A. Large-cap stocks have taken a battering over the past six years, markedly underperforming small-cap stocks. Many market analysts believe large-cap stocks will inevitably revert to the mean and begin to outperform. Indeed, some of the most bullish observers point to the performance of the last three months of the period as a sign that large-cap stocks are at last coming into vogue. Sub-advisor Turner Investment Partners, Inc. believes that large-cap stocks have two very favorable attributes at this time: generally, large-cap stocks have historically led the market when the economy is slowing, as is the case now, and the firm believes that large-cap valuations are currently attractive.

      The Fund's other sub-advisor, CastleArk Management, LLC's ("CastleArk"), is of the broad view that the Fed has completed the tightening cycle for the time being, and with that overall economic growth will slow moderately. While stock selection remains critical as broad economic growth slows, CastleArk believes the opportunity for P/E ratio expansion is present for growth stocks that the firm holds in its portion of the Fund's portfolio.

Large Cap Growth Concentrated Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                          SIX     ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED
                                            INCEPTION    MONTH    YEAR      3 YEAR       5 YEAR     INCEPTION
                                              DATE      RETURN   RETURN     RETURN       RETURN      TO DATE
---------------------------------------------------------------------------------------------------------------
Class Z                                      11/29/96   (3.94)%   9.14%      8.67%        3.30%        9.09%
Advisor Class                                12/29/00   (4.05)%   8.86%      8.37%        3.04%       (6.76)%
Class A with load                            09/30/03   (9.55)%   2.60%      6.28%         n/a         6.28%
Class A without load                         09/30/03   (4.02)%   8.86%      8.39%         n/a         8.39%
Class C with load                            09/30/03   (5.40)%   7.02%      7.58%         n/a         7.58%
Class C without load                         09/30/03   (4.44)%   8.02%      7.58%         n/a         7.58%
Russell 1000(R) Growth Index                 11/29/96   (0.12)%   6.04%      8.35%        4.42%        4.71%
Lipper Large-Cap Growth Funds Average+       11/30/96   (2.59)%   3.53%      7.74%        3.60%        4.73%
---------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

+ Returns represent the average return of the funds that comprised the Lipper Large-Cap Growth Funds Average as of the beginning of each applicable return period.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

VALUE OF A $10,000 INVESTMENT
---------------------------------------------------------------------------

                                  [LINE GRAPH]

                                          11/29/96       Mar-97        Mar-98        Mar-99        Mar-00        Mar-01
Old Mutual Large Cap Growth
   Concentrated Fund - Class Z          $    10,000   $ 9,261       $ 15,998      $ 24,401      $ 53,165      $ 24,541
Russell 1000(R) Growth Index            $    10,000   $ 9,856       $ 14,731      $ 18,872      $ 25,311      $ 14,498
Lipper Large-Cap Growth Funds Average   $    10,000   $ 9,667       $ 14,575      $ 17,859      $ 24,659      $ 15,390

                                           Mar-02        Mar-03        Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Large Cap Growth
   Concentrated Fund - Class Z          $    20,874   $15,639       $ 20,834     $ 19,332       $ 24,500      $ 23,534
Russell 1000(R) Growth Index            $    14,208   $10,406       $ 13,755     $ 13,914       $ 15,743      $ 15,724
Lipper Large-Cap Growth Funds Average   $    14,477   $10,561       $ 13,640     $ 13,803       $ 15,769      $ 15,361

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on the inception date of November 29, 1996 to an investment made in an unmanaged securities index on that date and a mutual fund average composite. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The chart assumes $10,000 invested in the Lipper Large-Cap Growth Funds Average on November 30, 1996.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Basic Materials                                                             (2%)
Cash                                                                        (1%)
Consumer Cyclical                                                          (13%)
Consumer Non-Cyclical                                                       (4%)
Energy                                                                     (13%)
Financial                                                                  (15%)
Health Care                                                                (16%)
Industrial                                                                  (7%)
Telecommunications                                                          (3%)
Technology                                                                 (26%)

OLD MUTUAL LARGE CAP GROWTH
CONCENTRATED FUND -- CONTINUED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.9%

AGRICULTURAL CHEMICALS -- 1.6%

Monsanto                                                 42,130   $       1,980
                                                                  --------------
Total Agricultural Chemicals                                              1,980
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS -- 1.3%

Archer-Daniels-Midland                                   40,100           1,519
                                                                  --------------
Total Agricultural Operations                                             1,519
--------------------------------------------------------------------------------
APPAREL MANUFACTURERS -- 2.9%

Coach*                                                   54,390           1,871
Polo Ralph Lauren                                        24,800           1,604
                                                                  --------------
Total Apparel Manufacturers                                               3,475
--------------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS -- 1.0%

Toyota Motor ADR                                         11,410           1,242
                                                                  --------------
Total Auto-Cars/Light Trucks                                              1,242
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 1.6%

PepsiCo                                                  29,350           1,915
                                                                  --------------
Total Beverages-Non-Alcoholic                                             1,915
--------------------------------------------------------------------------------
CABLE TV -- 2.0%

Comcast, Cl A*                                           66,750           2,460
                                                                  --------------
Total Cable TV                                                            2,460
--------------------------------------------------------------------------------
CASINO HOTELS -- 0.9%

Las Vegas Sands*                                         16,380           1,120
                                                                  --------------
Total Casino Hotels                                                       1,120
--------------------------------------------------------------------------------
CASINO SERVICES -- 1.0%

International Game Technology                            28,570           1,186
                                                                  --------------
Total Casino Services                                                     1,186
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.1%

NII Holdings*                                            39,730           2,470
                                                                  --------------
Total Cellular Telecommunications                                         2,470
--------------------------------------------------------------------------------
COMPUTERS -- 6.5%

Apple Computer*                                          61,610           4,746
Hewlett-Packard                                          83,400           3,060
                                                                  --------------
Total Computers                                                           7,806
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 1.4%

Procter & Gamble                                         28,100           1,742
                                                                  --------------
Total Cosmetics & Toiletries                                              1,742
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.4%

NAVTEQ*                                                  19,000             496
                                                                  --------------
Total Data Processing/Management                                            496
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.5%

General Electric                                         84,210   $       2,973
                                                                  --------------
Total Diversified Manufacturing Operations                                2,973
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 1.2%

Hospira*                                                 36,500           1,397
                                                                  --------------
Total Drug Delivery Systems                                               1,397
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 0.9%

Nutri/System*                                            17,470           1,088
                                                                  --------------
Total E-Commerce/Products                                                 1,088
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.6%

aQuantive*                                               32,800             775
                                                                  --------------
Total E-Marketing/Information                                               775
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 2.0%

Emerson Electric                                         28,700           2,407
                                                                  --------------
Total Electric Products-Miscellaneous                                     2,407
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.0%

Micron Technology*                                       53,820             936
Texas Instruments                                        44,520           1,480
                                                                  --------------
Total Electronic Components-Semiconductors                                2,416
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 1.6%

Foster Wheeler*                                          50,500           1,949
                                                                  --------------
Total Engineering/R&D Services                                            1,949
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 7.7%

Charles Schwab                                          143,150           2,562
Goldman Sachs Group                                      23,480           3,972
UBS                                                      45,160           2,679
                                                                  --------------
Total Finance-Investment Banker/Broker                                    9,213
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 4.0%

Chicago Mercantile Exchange Holdings                     10,040           4,802
                                                                  --------------
Total Finance-Other Services                                              4,802
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.4%

Checkfree*                                               39,600           1,636
                                                                  --------------
Total Internet Security                                                   1,636
--------------------------------------------------------------------------------
MACHINERY-FARM -- 1.0%

Deere                                                    14,200           1,191
                                                                  --------------
Total Machinery-Farm                                                      1,191
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.3%

Intuitive Surgical*                                      14,780           1,559
                                                                  --------------
Total Medical Instruments                                                 1,559
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.2%

Varian Medical Systems*                                   5,600   $         299
                                                                  --------------
Total Medical Products                                                      299
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.4%

Genzyme*                                                 43,400           2,928
                                                                  --------------
Total Medical-Biomedical/Genetic                                          2,928
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.4%

Allergan                                                 25,510           2,873
                                                                  --------------
Total Medical-Drugs                                                       2,873
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 3.7%

Cisco Systems*                                          191,480           4,404
                                                                  --------------
Total Networking Products                                                 4,404
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 3.3%

Nabors Industries*                                       76,100           2,264
Rowan                                                    54,900           1,736
                                                                  --------------
Total Oil & Gas Drilling                                                  4,000
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 5.1%

Anadarko Petroleum                                       23,600           1,034
Southwestern Energy*                                    106,200           3,172
XTO Energy                                               45,770           1,928
                                                                  --------------
Total Oil Companies-Exploration & Production                              6,134
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 1.3%

Occidental Petroleum                                     31,780           1,529
                                                                  --------------
Total Oil Companies-Integrated                                            1,529
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.5%

National Oilwell Varco*                                  31,510           1,845
                                                                  --------------
Total Oil Field Machinery & Equipment                                     1,845
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.5%

Valero Energy                                            35,200           1,812
                                                                  --------------
Total Oil Refining & Marketing                                            1,812
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.5%

Schlumberger                                              9,600             595
                                                                  --------------
Total Oil-Field Services                                                    595
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 1.5%

Express Scripts*                                         24,210           1,828
                                                                  --------------
Total Pharmacy Services                                                   1,828
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.7%

Chubb                                                    38,300           1,990
                                                                  --------------
Total Property/Casualty Insurance                                         1,990
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 1.5%

CB Richard Ellis Group, Cl A*                            74,420   $       1,831
                                                                  --------------
Total Real Estate Management/Services                                     1,831
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.6%

Under Armour, Cl A*                                      18,700             748
                                                                  --------------
Total Retail-Apparel/Shoe                                                   748
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 1.3%

Petsmart                                                 56,800           1,576
                                                                  --------------
Total Retail-Pet Food & Supplies                                          1,576
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.4%

Starbucks*                                               47,800           1,628
                                                                  --------------
Total Retail-Restaurants                                                  1,628
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.5%

Dick's Sporting Goods*                                   14,500             660
                                                                  --------------
Total Retail-Sporting Goods                                                 660
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.3%

Applied Materials                                        86,740           1,538
                                                                  --------------
Total Semiconductor Equipment                                             1,538
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-
FIBER OPTICS -- 2.8%

Corning*                                                139,300           3,400
                                                                  --------------
Total Telecommunications Equipment-Fiber Optics                           3,400
--------------------------------------------------------------------------------
THERAPEUTICS -- 4.2%

Gilead Sciences*                                         73,040           5,018
                                                                  --------------
Total Therapeutics                                                        5,018
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 3.8%

Google, Cl A*                                            11,480           4,614
                                                                  --------------
Total Web Portals/ISP                                                     4,614
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 5.0%

Crown Castle International*                              37,400           1,318
Motorola                                                 61,670           1,542
Nokia ADR                                                89,200           1,756
Qualcomm                                                 39,550           1,438
                                                                  --------------
Total Wireless Equipment                                                  6,054
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 2.5%

Hologic*                                                 67,800           2,951
                                                                  --------------
Total X-Ray Equipment                                                     2,951
                                                                  --------------
Total Common Stock (Cost $111,217)                                      119,072
--------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH
CONCENTRATED FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                      Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.1%

   Morgan Stanley
      5.20%, dated 09/29/06, to be
      repurchased on 10/02/06, repurchase
      price $1,274,675 (collateralized by a
      U.S. Government obligation, par value
      $1,765,000, 3.75%, 05/17/07, total
      market value $1,737,971)(D)                  $      1,274   $       1,274
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $1,274)                                  1,274
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0% (COST $112,491)                             120,346
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.0)%                                  (5)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $     120,341
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL MID-CAP FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: LIBERTY RIDGE CAPITAL, INC.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2006, the Old Mutual Mid-Cap Fund (the "Fund") outperformed both the S&P MidCap 400 Index and the Lipper Mid-Cap Core Funds Average despite posting a negative return on an absolute basis. The Fund's Class Z shares returned (2.00%) while the S&P MidCap 400 Index returned (4.19%) and the Lipper Mid-Cap Core Funds Average returned (2.82%). Performance for all share classes can be found on the following page.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. During the first half of the period, rising interest rates, energy costs and commodity prices negatively impacted investment returns. This trend was reversed during the second half of the period, however, as concerns subsided in conjunction with lower commodity costs, stabilizing interest rates and solid corporate earnings. Investor confidence was somewhat shaken during the period, and a distinct flight to quality curbed appetites for riskier stocks. As a result, mid-cap stocks declined across the latter half of the period, giving back some of their outsized gains relative to large-cap stocks.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. Fund performance was aided by positions in the financials, industrials and consumer discretionary sectors. In the financial sector, First Marblehead continued its strong recovery from what sub-advisor Liberty Ridge Capital, Inc. ("Liberty Ridge") believes was a severe overreaction in the fourth quarter of 2005 to potential client losses. As the leading provider of outsourced solutions in the private student lending space, Liberty Ridge believes First Marblehead may be well positioned in a fast-growing and relatively untapped market. Another significant contributor to the Fund's outperformance was an overweight position in the insurance and reinsurance industries, specifically Bermuda-based reinsurer Odyssey Re Holdings. The reinsurance sector benefited from the post-hurricane Katrina market in catastrophe policies and a light storm season in 2006 to date. Stocks in this sector recovered strongly from their low book value multiples. The Fund also benefited from its position in OfficeMax as the office supply retailer started to show signs of a successful turnaround in operations. The sub-advisor continues to believe that company management will drive margins higher and the stock will be rewarded further with higher prices.

      Fund performance was hindered by positions in the health care, materials and utilities sectors during the six-month period. Health care proved the costliest sector in terms of the Fund's relative results in large part due to CV Therapeutics, whose Ranexa angina medication reported slightly slower than expected patient sales. The Fund's sub-advisor believes available data is being over-emphasized. Holdings in business software and service provider NAVTEQ and drug manufacturer Angiotech Pharmaceuticals also detracted from performance during the period. The sub-advisor believes NAVTEQ is a good case of a great company in a fast growing market being priced for perfection, as the stock fell sharply following reduced sales projections. Angiotech Pharmaceuticals fell sharply on Boston Scientific's lower sales and market share announcement. Liberty Ridge believes the risk/reward tradeoff of the company's stock is still compelling.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE MID-CAP EQUITY MARKET?

A. As always, macroeconomic preoccupations with things like inflation and interest rate policy tend to drive investor sentiment in the short term. Liberty Ridge focuses on finding mid-cap companies positioned to perform well regardless of newspaper headlines and event-driven pressures. The firm does not focus on factors that cause short-term market fluctuations and have dubious correlation to long-term performance.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o FOR THE SEMI-ANNUAL PERIOD ENDED SEPTEMBER 30, 2006, THE OLD MUTUAL MID-CAP FUND CLASS Z SHARES OUTPERFORMED BOTH THE S&P MIDCAP 400 INDEX AND THE LIPPER MID-CAP CORE FUNDS AVERAGE DESPITE POSTING A NEGATIVE RETURN ON AN ABSOLUTE BASIS.

o PERFORMANCE AMONG SELECT HOLDINGS IN THE FINANCIALS, INDUSTRIALS AND CONSUMER DISCRETIONARY SECTORS CONTRIBUTED TO THE FUND'S RELATIVE RETURNS.

o THE HEALTH CARE, MATERIALS AND UTILITIES SECTORS DETRACTED FROM THE FUND'S RELATIVE RETURNS.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Lincare Holdings                                                            2.7%
--------------------------------------------------------------------------------
Lawson Software                                                             2.4%
--------------------------------------------------------------------------------
Aspen Insurance Holdings                                                    2.4%
--------------------------------------------------------------------------------
Smurfit-Stone Container                                                     2.2%
--------------------------------------------------------------------------------
Pitney Bowes                                                                2.1%
--------------------------------------------------------------------------------
Axis Capital Holdings                                                       2.0%
--------------------------------------------------------------------------------
First Marblehead                                                            1.9%
--------------------------------------------------------------------------------
Citrix Systems                                                              1.9%
--------------------------------------------------------------------------------
Sunrise Senior Living                                                       1.8%
--------------------------------------------------------------------------------
Avnet                                                                       1.8%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           21.2%
--------------------------------------------------------------------------------

                                                                    Mid-Cap Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                     SIX      ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED
                                       INCEPTION    MONTH     YEAR      3 YEAR       5 YEAR     INCEPTION
                                         DATE      RETURN    RETURN     RETURN       RETURN      TO DATE
-----------------------------------------------------------------------------------------------------------
Class Z                                 04/30/97   (2.00)%    5.59%      14.85%      11.25%       16.63%
Advisor Class                           10/31/01   (2.14)%    5.33%      14.56%        n/a        10.13%
Class A with load                       07/31/03   (7.71)%   (0.70)%     12.33%        n/a        12.46%
Class A without load                    07/31/03   (2.08)%    5.36%      14.57%        n/a        14.58%
Class C with load                       07/31/03   (3.33)%    3.73%      13.69%        n/a        13.75%
Class C without load                    07/31/03   (2.52)%    4.54%      13.69%        n/a        13.75%
S&P MidCap 400 Index                    04/30/97   (4.19)%    6.56%      15.23%      13.08%       13.41%
Lipper Mid-Cap Core Funds Average+      04/30/97   (2.82)%    7.27%      14.32%      11.76%       10.65%
-----------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

+ Returns represent the average return of the funds that comprised the Lipper Mid-Cap Core Funds Average as of the beginning of each applicable return period.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date               4/30/97        Mar-98        Mar-99        Mar-00        Mar-01
Old Mutual Mid Cap Fund - Class Z   $    10,000   $ 16,107      $ 17,452      $ 24,819      $ 27,159
S&P MidCap 400 Index                $    10,000   $ 14,524      $ 14,590      $ 20,148      $ 18,746
Lipper Mid-Cap Core Funds Average   $    10,000   $ 14,459      $ 14,821      $ 23,748      $ 20,967

Initial Investment Date                Mar-02        Mar-03        Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Mid Cap Fund - Class Z   $    29,604   $ 23,115      $ 33,722      $ 36,956      $ 43,430      $ 42,562
S&P MidCap 400 Index                $    22,287   $ 17,060      $ 25,437      $ 28,090      $ 34,163      $ 32,732
Lipper Mid-Cap Core Funds Average   $    23,263   $ 17,705      $ 26,163      $ 28,648      $ 34,415      $ 33,445

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on the inception date of April 30, 1997 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Utilities                                                                   (3%)
Basic Materials                                                             (6%)
Cash                                                                        (1%)
Consumer Cyclical                                                           (8%)
Energy                                                                      (8%)
Financial                                                                  (18%)
Health Care                                                                (16%)
Industrial                                                                 (13%)
Technology                                                                 (27%)

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%

ADVERTISING SERVICES -- 0.7%

Getty Images*                                            43,750   $       2,174
                                                                  --------------
Total Advertising Services                                                2,174
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.6%

Goodrich                                                120,950           4,901
                                                                  --------------
Total Aerospace/Defense-Equipment                                         4,901
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS -- 0.2%

Tejon Ranch*                                             16,460             698
                                                                  --------------
Total Agricultural Operations                                               698
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 4.4%

Citrix Systems*                                         155,470           5,630
Nuance Communications*                                  385,320           3,148
Satyam Computer Services ADR                            118,400           4,581
                                                                  --------------
Total Applications Software                                              13,359
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 1.1%

Chemtura                                                381,700           3,309
                                                                  --------------
Total Chemicals-Specialty                                                 3,309
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.5%

ChoicePoint*                                            127,240           4,555
                                                                  --------------
Total Commercial Services                                                 4,555
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 0.5%

Manhattan Associates*                                    61,830           1,493
                                                                  --------------
Total Computer Services                                                   1,493
--------------------------------------------------------------------------------
COMPUTERS -- 0.3%

Palm*                                                    63,650             927
                                                                  --------------
Total Computers                                                             927
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.0%

Bare Escentuals*                                          3,330              90
                                                                  --------------
Total Cosmetics & Toiletries                                                 90
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 4.3%

Dun & Bradstreet*                                        60,960           4,571
Fair Isaac                                               42,890           1,568
MasterCard, Cl A                                         44,830           3,154
NAVTEQ*                                                  46,890           1,224
SEI Investments                                          47,610           2,675
                                                                  --------------
Total Data Processing/Management                                         13,192
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 1.3%

DaVita*                                                  70,410           4,075
                                                                  --------------
Total Dialysis Centers                                                    4,075
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.7%

Dover                                                    88,020   $       4,176
Trinity Industries                                       32,110           1,033
                                                                  --------------
Total Diversified Manufacturing Operations                                5,209
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 1.4%

Expedia*                                                273,090           4,282
                                                                  --------------
Total E-Commerce/Services                                                 4,282
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.7%

Flextronics International*                              396,930           5,017
                                                                  --------------
Total Electronic Components-Miscellaneous                                 5,017
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.2%

International Rectifier*                                 51,370           1,790
QLogic*                                                  98,850           1,868
Semtech*                                                243,480           3,107
                                                                  --------------
Total Electronic Components-Semiconductors                                6,765
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 1.8%

Avnet*                                                  270,610           5,309
                                                                  --------------
Total Electronic Parts Distribution                                       5,309
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.4%

Lawson Software*                                      1,013,080           7,345
                                                                  --------------
Total Enterprise Software/Services                                        7,345
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.9%

Activision*                                             154,870           2,339
Electronic Arts*                                         62,280           3,468
                                                                  --------------
Total Entertainment Software                                              5,807
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.9%

First Marblehead                                         81,940           5,675
                                                                  --------------
Total Finance-Consumer Loans                                              5,675
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 1.0%

Greenhill                                                44,200           2,962
                                                                  --------------
Total Finance-Investment Banker/Broker                                    2,962
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.0%

Asset Acceptance Capital*                               190,580           3,097
                                                                  --------------
Total Finance-Other Services                                              3,097
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 0.9%

Peoples Energy                                           14,300             581
WGL Holdings                                             66,130           2,073
                                                                  --------------
Total Gas-Distribution                                                    2,654
--------------------------------------------------------------------------------
GOLF -- 0.7%

Callaway Golf                                           151,560           1,987
                                                                  --------------
Total Golf                                                                1,987
--------------------------------------------------------------------------------

OLD MUTUAL MID-CAP FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
HOTELS & MOTELS -- 1.1%

InterContinental Hotels ADR                             183,700   $       3,240
                                                                  --------------
Total Hotels & Motels                                                     3,240
--------------------------------------------------------------------------------
IDENTIFICATION SYSTEMS/DEVELOPMENT -- 1.4%

Symbol Technologies                                     295,240           4,387
                                                                  --------------
Total Identification Systems/Development                                  4,387
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCER -- 2.2%

Mirant*                                                  80,890           2,209
Reliant Energy*                                         362,490           4,462
                                                                  --------------
Total Independent Power Producer                                          6,671
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOT -- 0.8%

Cognex                                                   95,420           2,410
                                                                  --------------
Total Industrial Automation/Robot                                         2,410
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 0.9%

Air Products & Chemicals                                 41,390           2,747
                                                                  --------------
Total Industrial Gases                                                    2,747
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 0.7%

Avocent*                                                 70,840           2,134
                                                                  --------------
Total Internet Infrastructure Equipment                                   2,134
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.1%

Symantec*                                               162,433           3,457
                                                                  --------------
Total Internet Security                                                   3,457
--------------------------------------------------------------------------------
MACHINERY-PRINT TRADE -- 1.2%

Zebra Technologies, Cl A*                               105,470           3,770
                                                                  --------------
Total Machinery-Print Trade                                               3,770
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 2.2%

Eclipsys*                                               132,850           2,379
IMS Health                                              160,070           4,264
                                                                  --------------
Total Medical Information Systems                                         6,643
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.4%

Becton Dickinson                                         17,920           1,266
                                                                  --------------
Total Medical Products                                                    1,266
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.6%

Invitrogen*                                              77,450           4,911
Medimmune*                                              106,690           3,117
                                                                  --------------
Total Medical-Biomedical/Genetic                                          8,028
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 0.8%

Angiotech Pharmaceuticals*                              261,830           2,296
                                                                  --------------
Total Medical-Drugs                                                       2,296
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.0%

Barr Pharmaceuticals*                                    59,350   $       3,083
                                                                  --------------
Total Medical-Generic Drugs                                               3,083
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 3.0%

AmSurg*                                                  40,200             895
Lincare Holdings*                                       236,460           8,191
                                                                  --------------
Total Medical-Outpatient/Home Medical                                     9,086
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.9%

Aptargroup                                               51,610           2,626
                                                                  --------------
Total Miscellaneous Manufacturing                                         2,626
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 1.6%

XL Capital, Cl A                                         71,850           4,936
                                                                  --------------
Total Multi-Line Insurance                                                4,936
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.3%

Netgear*                                                 41,700             859
                                                                  --------------
Total Networking Products                                                   859
--------------------------------------------------------------------------------
NON-FERROUS METALS -- 0.8%

USEC                                                    263,230           2,538
                                                                  --------------
Total Non-Ferrous Metals                                                  2,538
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.4%

Allied Waste Industries*                                363,790           4,100
                                                                  --------------
Total Non-Hazardous Waste Disposal                                        4,100
--------------------------------------------------------------------------------
OFFICE AUTOMATION & EQUIPMENT -- 2.1%

Pitney Bowes                                            145,500           6,456
                                                                  --------------
Total Office Automation & Equipment                                       6,456
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 2.7%

Pride International*                                     83,190           2,281
Rowan                                                    87,600           2,771
Todco                                                    91,270           3,158
                                                                  --------------
Total Oil & Gas Drilling                                                  8,210
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.2%

Mariner Energy*                                          93,150           1,711
Pogo Producing                                           45,990           1,883
                                                                  --------------
Total Oil Companies-Exploration & Production                              3,594
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.9%

Hanover Compressor*                                     166,880           3,041
Tidewater                                                61,210           2,705
                                                                  --------------
Total Oil-Field Services                                                  5,746
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 3.6%

Abitibi-Consolidated                                  1,673,810   $       4,134
Smurfit-Stone Container*                                599,540           6,715
                                                                  --------------
Total Paper & Related Products                                           10,849
--------------------------------------------------------------------------------
PIPELINES -- 1.7%

El Paso                                                 383,280           5,228
                                                                  --------------
Total Pipelines                                                           5,228
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 1.5%

RR Donnelley & Sons                                     138,940           4,579
                                                                  --------------
Total Printing-Commercial                                                 4,579
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.2%

Scholastic*                                             115,870           3,609
                                                                  --------------
Total Publishing-Books                                                    3,609
--------------------------------------------------------------------------------
REINSURANCE -- 9.4%

Allied World Assurance Holdings*                        118,680           4,795
Aspen Insurance Holdings                                283,560           7,324
Axis Capital Holdings                                   177,060           6,142
Everest Re Group                                         31,220           3,045
Montpelier Re Holdings                                  263,720           5,114
Odyssey Re Holdings                                      63,620           2,149
                                                                  --------------
Total Reinsurance                                                        28,569
--------------------------------------------------------------------------------
REITS-HOTELS -- 0.9%

Host Hotels & Resorts                                   114,570           2,627
                                                                  --------------
Total REITs-Hotels                                                        2,627
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 0.6%

Avis Budget Group                                       105,890           1,937
                                                                  --------------
Total Rental Auto/Equipment                                               1,937
--------------------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 1.2%

OfficeMax                                                89,500           3,646
                                                                  --------------
Total Retail-Office Supplies                                              3,646
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 0.8%

PETCO Animal Supplies*                                   85,680           2,454
                                                                  --------------
Total Retail-Pet Food & Supplies                                          2,454
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.9%

Cheesecake Factory*                                      98,650           2,682
                                                                  --------------
Total Retail-Restaurants                                                  2,682
--------------------------------------------------------------------------------
RETIREMENT/AGED CARE -- 1.8%

Sunrise Senior Living*                                  187,040           5,587
                                                                  --------------
Total Retirement/Aged Care                                                5,587
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Shares/Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.1%

NewAlliance Bancshares                                  221,570   $       3,246
                                                                  --------------
Total S&L/Thrifts-Eastern US                                              3,246
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 1.7%

Cypress Semiconductor*                                  242,420           4,308
Marvell Technology Group*                                46,320             897
                                                                  --------------
Total Semiconductor Components-Integrated Circuits                        5,205
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%

Plantronics                                             231,215           4,053
                                                                  --------------
Total Telecommunications Equipment                                        4,053
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.4%

Amdocs*                                                 108,320           4,290
                                                                  --------------
Total Telecommunications Services                                         4,290
--------------------------------------------------------------------------------
THERAPEUTICS -- 2.4%

CV Therapeutics*                                        172,510           1,922
Medicines*                                              230,770           5,206
                                                                  --------------
Total Therapeutics                                                        7,128
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASING -- 0.7%

GATX                                                     50,430           2,086
                                                                  --------------
Total Transport-Equipment & Leasing                                       2,086
                                                                  --------------
TOTAL COMMON STOCK (COST $265,260)                                      300,940
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.7%

Morgan Stanley
   5.20%, dated 09/29/06, to be
   repurchased on 10/02/06, repurchase
   price $2,265,355 (collateralized by a
   U.S. Government obligation, par value
   $2,880,000, 5.75%, 05/18/20, total
   market value $2,828,791)(D)                     $      2,264           2,264
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $2,264)                                  2,264
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7% (COST $267,524)                              303,204
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.3%                                 1,042
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $     304,246
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL SELECT GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISORS: CASTLEARK MANAGEMENT, LLC AND TURNER INVESTMENT PARTNERS, INC.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o OVER THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006, THE OLD MUTUAL SELECT GROWTH FUND CLASS Z SHARES UNDERPERFORMED THE RUSSELL 3000(R) GROWTH INDEX AND SLIGHTLY OUTPERFORMED THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE.

o STOCKS IN THE INDUSTRIALS, MATERIALS, AND TELECOMMUNICATION SERVICES SECTORS CONTRIBUTED TO RELATIVE PERFORMANCE.

o INFORMATION TECHNOLOGY, ENERGY, AND FINANCIALS DETRACTED FROM PERFORMANCE RELATIVE TO THE INDEX.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. Over the six-month period ended September 30, 2006, the Old Mutual Select Growth Fund (the "Fund") Class Z shares returned (3.74%), underperforming the (0.93%) return for its benchmark, the Russell 3000(R) Growth Index, and slightly outperforming the (3.81%) return of its peer group, the Lipper Multi-Cap Growth Funds Average. Performance for all share classes can be found on page 72.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Following a difficult second quarter, U.S. equity markets responded favorably to economic news in the third quarter. The market experienced a strong rally as investors cheered the "expected" end of the Federal Reserve Bank's ("Fed") money supply tightening cycle. Inflation appeared to be contained late in the period as crude oil and other commodity prices pulled back, and as a result, the Fed decided to pause from its two-year-plus campaign of raising interest rates. Signs of further weakness in the housing and auto sectors, plus significant declines in energy prices encouraged investors to look beyond the unfolding economic slowdown. At the same time, many other indicators suggest continued sustainable economic growth with capital investment supporting consumer spending as the more significant growth driver. Growth stocks suffered significant price/earnings ("P/E") ratio compression in the period, and largely failed to recover as the broad market rallied.

      After a prolonged period of small-cap dominance, market sentiment appeared to shift toward large-cap stocks during the period. However, value stocks outperformed growth stocks during the period and investors seemed to favor stocks with a value bias as stocks with more reasonable valuations and lower earnings growth prospects led the way.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. Stocks in the industrials, materials and telecommunication services sectors contributed to relative performance, but detractors in the information technology, energy and financials sectors more than offset the positive contributions. Stock selection was the dominant contributor to the relative underperformance, but sector selection also contributed to the Fund's lag relative to the index.

      Notable stocks that contributed to the Fund's relative performance for the six-month period included: Apple Computer, designer and manufacturer of personal computers and related software, services and peripherals; Akamai Technologies, an Internet software and services firm; and Gilead Sciences, a biopharmaceutical company that engages in the discovery, development, and commercialization of therapeutics to patients suffering from life-threatening diseases. Communications equipment manufacturer Qualcomm, Internet software and service provider eBay (no longer a Fund holding), and apparel retailer Chico's FAS (no longer a Fund holding), detracted from the Fund's relative performance during the period.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE LARGE-CAP GROWTH MARKET?

A. Large-cap stocks have taken a battering over the past six years, markedly underperforming small-cap stocks. Many market analysts believe large-cap stocks will inevitably revert to the mean and begin a period of outperformance. Indeed, some of the most bullish observers point to the performance of the last three months of the period as a sign that large-cap stocks are at last coming into vogue. One of the Fund's

Select Growth Fund
      sub-advisors, CastleArk Management, LLC's ("CastleArk"), is of the broad view that the Fed has completed its tightening cycle for the time being, and with that overall economic growth will slow moderately. While stock selection remains critical as broad economic growth slows, CastleArk believes the opportunity for P/E ratio expansion is present for growth stocks that the firm holds in its portion of the Fund's portfolio. The Fund's other sub-advisor, Turner Investment Partners, Inc., believes that large-cap stocks have two very favorable attributes at this time: generally, large-cap stocks have historically led the market when the economy is slowing, as is the case now, and the firm believes that large-cap valuations are currently attractive.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Gilead Sciences                                                             4.3%
--------------------------------------------------------------------------------
Apple Computer                                                              4.2%
--------------------------------------------------------------------------------
Google, Cl A                                                                3.8%
--------------------------------------------------------------------------------
Chicago Mercantile Exchange Holdings                                        3.6%
--------------------------------------------------------------------------------
General Electric                                                            2.6%
--------------------------------------------------------------------------------
Allergan                                                                    2.6%
--------------------------------------------------------------------------------
Coach                                                                       2.5%
--------------------------------------------------------------------------------
NII Holdings                                                                2.3%
--------------------------------------------------------------------------------
UBS                                                                         2.2%
--------------------------------------------------------------------------------
Toyota Motor ADR                                                            2.1%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           30.2%
--------------------------------------------------------------------------------

                                                              Select Growth Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                       SIX      ONE    ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                         INCEPTION    MONTH    YEAR      3 YEAR       5 YEAR       10 YEAR    INCEPTION
                                           DATE      RETURN   RETURN     RETURN       RETURN       RETURN      TO DATE
------------------------------------------------------------------------------------------------------------------------
Class Z                                  04/05/95    (3.74)%   8.81%      6.86%        2.48%        3.07%        9.77%
Class A with load                        09/30/03    (9.36)%   2.35%      4.50%         n/a          n/a         4.50%
Class A without load                     09/30/03    (3.84)%   8.58%      6.59%         n/a          n/a         6.59%
Class C with load                        09/30/03    (5.16)%   6.73%      5.78%         n/a          n/a         5.78%
Class C without load                     09/30/03    (4.21)%   7.73%      5.78%         n/a          n/a         5.78%
Russell 3000(R) Growth Index             04/05/95    (0.93)%   6.05%      8.64%        4.83%        5.27%        7.71%
Lipper Multi-Cap Growth Funds Average+   03/31/95    (3.81)%   4.86%     10.72%        6.76%        6.73%        9.59%
------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

+ Returns represent the average return of the funds that comprised the Lipper Multi-Cap Growth Funds Average as of the beginning of each applicable return period.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                     3/31/96      Mar-97      Mar-98        Mar-99        Mar-00       Mar-01
Old Mutual Select Growth Fund - Class Z   $  10,000    $   9,306    $ 14,126      $ 15,167      $ 51,691      $ 18,490
Russell 3000(R) Growth Index              $  10,000    $  11,501    $ 17,095      $ 21,258      $ 28,862      $ 16,590
Lipper Multi-Cap Growth Funds Average     $  10,000    $  11,402    $ 16,672      $ 20,398      $ 33,684      $ 20,139

Initial Investment Date                      Mar-02      Mar-03      Mar-04        Mar-05        Mar-06       Sep-06
Old Mutual Select Growth Fund - Class Z   $  15,818    $  10,929    $ 14,546      $ 13,878      $ 17,134      $ 16,493
Russell 3000(R) Growth Index              $  16,346    $  11,919    $ 15,990      $ 16,174      $ 18,503      $ 18,331
Lipper Multi-Cap Growth Funds Average     $  18,675    $  13,568    $ 18,934      $ 19,520      $ 23,503      $ 22,607

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1996 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Cash                                                                        (4%)
Consumer Cyclical                                                          (13%)
Consumer Non-Cyclical                                                       (3%)
Energy                                                                      (8%)
Financial                                                                   (7%)
Health Care                                                                (16%)
Industrial                                                                  (8%)
Telecommunications                                                          (4%)
Technology                                                                 (37%)

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.8%

APPAREL MANUFACTURERS -- 3.8%

Coach*                                                   94,830   $       3,262
Polo Ralph Lauren                                        26,600           1,721
                                                                  --------------
Total Apparel Manufacturers                                               4,983
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 2.5%

American Reprographics*                                     900              29
Citrix Systems*                                          51,560           1,867
Nuance Communications*                                    4,900              40
Salesforce.com*                                          35,860           1,287
                                                                  --------------
Total Applications Software                                               3,223
--------------------------------------------------------------------------------
AUTO-CARS/LIGHT TRUCKS -- 2.2%

Toyota Motor ADR                                         25,590           2,787
                                                                  --------------
Total Auto-Cars/Light Trucks                                              2,787
--------------------------------------------------------------------------------
BEVERAGES-NON-ALCOHOLIC -- 1.4%

PepsiCo                                                  27,100           1,769
                                                                  --------------
Total Beverages-Non-Alcoholic                                             1,769
--------------------------------------------------------------------------------
BUILDING-MOBILE HOME/MANUFACTURED HOUSING -- 0.0%

Williams Scotsman International*                          2,000              43
                                                                  --------------
Total Building-Mobile Home/Manufactured Housing                              43
--------------------------------------------------------------------------------
CASINO SERVICES -- 2.0%

International Game Technology                            60,840           2,525
                                                                  --------------
Total Casino Services                                                     2,525
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.3%

NII Holdings*                                            48,560           3,018
                                                                  --------------
Total Cellular Telecommunications                                         3,018
--------------------------------------------------------------------------------
COAL -- 0.0%

Foundation Coal Holdings                                    700              23
                                                                  --------------
Total Coal                                                                   23
--------------------------------------------------------------------------------
COMMERCIAL BANKS-CENTRAL US -- 0.1%

PrivateBancorp                                            1,300              59
                                                                  --------------
Total Commercial Banks-Central US                                            59
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.1%

CoStar Group*                                               700              29
PeopleSupport*                                            2,700              50
                                                                  --------------
Total Commercial Services                                                    79
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 0.1%

Heartland Payment Systems                                 2,200              57
                                                                  --------------
Total Commercial Services-Finance                                            57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.0%

Smith Micro Software*                                     2,500   $          36
                                                                  --------------
Total Communications Software                                                36
--------------------------------------------------------------------------------
COMPUTERS -- 8.2%

Apple Computer*                                          70,670           5,444
Hewlett-Packard                                          73,200           2,686
Rackable Systems*                                         1,000              27
Sun Microsystems*                                       501,270           2,491
                                                                  --------------
Total Computers                                                          10,648
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.0%

Maxwell Technologies*                                     1,500              31
                                                                  --------------
Total Computers-Integrated Systems                                           31
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.9%

SanDisk*                                                 45,730           2,448
Smart Modular Technologies*                               4,100              41
                                                                  --------------
Total Computers-Memory Devices                                            2,489
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.0%

Advisory Board*                                           1,000              51
                                                                  --------------
Total Consulting Services                                                    51
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.4%

NAVTEQ*                                                  20,400             533
                                                                  --------------
Total Data Processing/Management                                            533
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.0%

Neurometrix*                                              1,400              27
                                                                  --------------
Total Diagnostic Equipment                                                   27
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.1%

Beacon Roofing Supply*                                    1,500              30
LKQ*                                                      2,300              51
                                                                  --------------
Total Distribution/Wholesale                                                 81
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 2.7%

Actuant, Cl A                                               500              25
General Electric                                         97,750           3,451
                                                                  --------------
Total Diversified Manufacturing Operations                                3,476
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 1.2%

Hospira*                                                 39,200           1,500
                                                                  --------------
Total Drug Delivery Systems                                               1,500
--------------------------------------------------------------------------------
E-COMMERCE/PRODUCTS -- 1.2%

Nutri/System*                                            25,720           1,602
                                                                  --------------
Total E-Commerce/Products                                                 1,602
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.7%

aQuantive*                                               35,000   $         827
Valueclick*                                               2,600              48
                                                                  --------------
Total E-Marketing/Information                                               875
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.1%

Access Integrated Technologies, Cl A*                     2,400              23
RightNow Technologies*                                    1,900              30
WebSideStory*                                             2,900              38
                                                                  --------------
Total E-Services/Consulting                                                  91
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.5%

Emerson Electric                                         23,100           1,937
                                                                  --------------
Total Electric Products-Miscellaneous                                     1,937
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 1.3%

Flextronics International*                              134,360           1,698
                                                                  --------------
Total Electronic Components-Miscellaneous                                 1,698
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 4.8%

Broadcom, Cl A*                                          70,240           2,131
MEMC Electronic Materials*                               61,980           2,270
Netlogic Microsystems*                                    1,300              33
Texas Instruments                                        52,560           1,748
                                                                  --------------
Total Electronic Components-Semiconductors                                6,182
--------------------------------------------------------------------------------
ENGINEERING/R&D SERVICES -- 2.6%

ABB ADR                                                 149,230           1,967
Foster Wheeler*                                          36,800           1,420
                                                                  --------------
Total Engineering/R&D Services                                            3,387
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.1%

Concur Technologies*                                      2,800              41
Ultimate Software Group*                                  2,700              64
                                                                  --------------
Total Enterprise Software/Services                                          105
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.0%

Activision*                                              89,650           1,354
                                                                  --------------
Total Entertainment Software                                              1,354
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 0.0%

Asta Funding                                              1,400              52
                                                                  --------------
Total Finance-Consumer Loans                                                 52
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 3.2%

Goldman Sachs Group                                       7,000           1,184
UBS                                                      49,340           2,926
                                                                  --------------
Total Finance-Investment Banker/Broker                                    4,110
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 3.6%

Chicago Mercantile Exchange Holdings                      9,830           4,701
                                                                  --------------
Total Finance-Other Services                                              4,701
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
FOOD-CONFECTIONERY -- 1.3%

Wm Wrigley Jr.                                           36,200   $       1,667
                                                                  --------------
Total Food-Confectionery                                                  1,667
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 0.0%

Airgas                                                    1,000              36
                                                                  --------------
Total Industrial Gases                                                       36
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.0%

DealerTrack Holdings*                                     2,100              46
                                                                  --------------
Total Internet Application Software                                          46
--------------------------------------------------------------------------------
INTERNET CONTENT-ENTERTAINMENT -- 0.0%

NetFlix*                                                  1,800              41
                                                                  --------------
Total Internet Content-Entertainment                                         41
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 2.2%

Akamai Technologies*                                     55,320           2,765
Opsware*                                                  5,000              45
                                                                  --------------
Total Internet Infrastructure Software                                    2,810
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.1%

Checkfree*                                               35,700           1,475
                                                                  --------------
Total Internet Security                                                   1,475
--------------------------------------------------------------------------------
INTERNET TELEPHONY -- 0.0%

j2 Global Communications*                                 1,800              49
                                                                  --------------
Total Internet Telephony                                                     49
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.0%

Bucyrus International, Cl A                                 600              25
                                                                  --------------
Total Machinery-Construction & Mining                                        25
--------------------------------------------------------------------------------
MACHINERY-FARM -- 1.0%

Deere                                                    15,300           1,284
                                                                  --------------
Total Machinery-Farm                                                      1,284
--------------------------------------------------------------------------------
MACHINERY-GENERAL INDUSTRY -- 0.0%

Flow International*                                       2,300              30
                                                                  --------------
Total Machinery-General Industry                                             30
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.1%

Allscripts Healthcare Solutions*                          1,700              38
Phase Forward*                                            4,100              49
                                                                  --------------
Total Medical Information Systems                                            87
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 1.8%

Arthrocare*                                               1,400              66
ev3*                                                      2,600              44
Intuitive Surgical*                                      21,330           2,249
                                                                  --------------
Total Medical Instruments                                                 2,359
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.3%

PSS World Medical*                                        3,500   $          70
Solexa*                                                   3,100              27
Varian Medical Systems*                                   6,000             320
                                                                  --------------
Total Medical Products                                                      417
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.8%

Genzyme*                                                 33,600           2,267
Illumina*                                                   700              23
Lifecell*                                                 2,600              84
                                                                  --------------
Total Medical-Biomedical/Genetic                                          2,374
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 4.5%

Allergan                                                 30,540           3,439
Cubist Pharmaceuticals*                                   2,200              48
Wyeth                                                    44,900           2,283
                                                                  --------------
Total Medical-Drugs                                                       5,770
--------------------------------------------------------------------------------
MEDICAL-HMO -- 0.5%

WellPoint*                                                7,800             601
                                                                  --------------
Total Medical-HMO                                                           601
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.0%

Dynamic Materials                                         1,300              42
                                                                  --------------
Total Metal Processors & Fabricators                                         42
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.2%

Cisco Systems*                                           68,100           1,566
                                                                  --------------
Total Networking Products                                                 1,566
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 2.9%

Nabors Industries*                                       82,300           2,448
Rowan                                                    39,200           1,240
Todco                                                       800              28
                                                                  --------------
Total Oil & Gas Drilling                                                  3,716
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.2%

Anadarko Petroleum                                       18,900             828
Arena Resources*                                          1,000              32
Parallel Petroleum*                                       1,200              24
Southwestern Energy*                                     63,000           1,882
Toreador Resources*                                       1,300              24
Unit*                                                       900              41
                                                                  --------------
Total Oil Companies-Exploration & Production                              2,831
--------------------------------------------------------------------------------
OIL COMPANIES-INTEGRATED -- 0.5%

Exxon Mobil                                               9,200             617
                                                                  --------------
Total Oil Companies-Integrated                                              617
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.5%

Dril-Quip*                                                  400   $          27
Hydril*                                                     300              17
National Oilwell Varco*                                  10,000             585
                                                                  --------------
Total Oil Field Machinery & Equipment                                       629
--------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 1.5%

Tesoro                                                      300              17
Valero Energy                                            37,800           1,946
                                                                  --------------
Total Oil Refining & Marketing                                            1,963
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 0.5%

Oil States International*                                 1,100              30
Schlumberger                                              9,800             608
Superior Well Services*                                   1,000              20
Union Drilling*                                           2,400              26
                                                                  --------------
Total Oil-Field Services                                                    684
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.0%

Psychiatric Solutions*                                    1,600              55
                                                                  --------------
Total Physical Therapy/Rehabilitation Centers                                55
--------------------------------------------------------------------------------
PRINTING-COMMERCIAL -- 0.0%

VistaPrint*                                               1,600              42
                                                                  --------------
Total Printing-Commercial                                                    42
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.8%

Children's Place*                                         1,000              64
DSW, Cl A*                                                1,800              57
Under Armour, Cl A*                                      22,100             884
                                                                  --------------
Total Retail-Apparel/Shoe                                                 1,005
--------------------------------------------------------------------------------
RETAIL-PET FOOD & SUPPLIES -- 1.3%

Petsmart                                                 61,100           1,696
                                                                  --------------
Total Retail-Pet Food & Supplies                                          1,696
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.2%

Panera Bread, Cl A*                                         700              41
Ruth's Chris Steak House*                                 2,300              43
Starbucks*                                               40,300           1,372
Texas Roadhouse, Cl A*                                    2,600              32
                                                                  --------------
Total Retail-Restaurants                                                  1,488
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 0.6%

Dick's Sporting Goods*                                   15,600             710
                                                                  --------------
Total Retail-Sporting Goods                                                 710
--------------------------------------------------------------------------------
SCHOOLS-DAY CARE -- 0.1%

Bright Horizons Family Solutions*                         1,500              63
                                                                  --------------
Total Schools-Day Care                                                       63
--------------------------------------------------------------------------------

OLD MUTUAL SELECT GROWTH FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.8%

Applied Materials                                       128,730   $       2,282
Tessera Technologies*                                       600              21
                                                                  --------------
Total Semiconductor Equipment                                             2,303
--------------------------------------------------------------------------------
STORAGE/WAREHOUSING -- 0.0%

Mobile Mini*                                              1,200              34
                                                                  --------------
Total Storage/Warehousing                                                    34
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 0.0%

Arris Group*                                              3,500              40
                                                                  --------------
Total Telecommunications Equipment                                           40
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 5.1%

Ciena*                                                   75,957           2,070
Corning*                                                 94,300           2,302
JDS Uniphase*                                         1,031,140           2,258
                                                                  --------------
Total Telecommunications Equipment-Fiber Optics                           6,630
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.1%

Cbeyond*                                                  2,600              71
NeuStar, Cl A*                                            1,900              53
                                                                  --------------
Total Telecommunications Services                                           124
--------------------------------------------------------------------------------
THERAPEUTICS -- 4.3%

BioMarin Pharmaceuticals*                                 2,800              40
Gilead Sciences*                                         80,980           5,563
Nuvelo*                                                   1,600              29
                                                                  --------------
Total Therapeutics                                                        5,632
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 0.0%

Old Dominion Freight Line*                                  700              21
                                                                  --------------
Total Transport-Truck                                                        21
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 0.1%

Equinix*                                                  1,200              72
Website Pros*                                             3,100              34
                                                                  --------------
Total Web Hosting/Design                                                    106
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 3.8%

Google, Cl A*                                            12,410           4,988
                                                                  --------------
Total Web Portals/ISP                                                     4,988
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Shares/Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.0%

Crown Castle International*                              58,330   $       2,056
ID Systems*                                               2,300              54
Nokia ADR                                                49,600             977
Qualcomm                                                 21,465             780
                                                                  --------------
Total Wireless Equipment                                                  3,867
--------------------------------------------------------------------------------
X-RAY EQUIPMENT -- 1.6%

Hologic*                                                 48,500           2,111
                                                                  --------------
Total X-Ray Equipment                                                     2,111
                                                                  --------------
TOTAL COMMON STOCK (COST $118,007)                                      125,566
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.8%

Morgan Stanley
   5.20%, dated 09/29/06, to be
   repurchased on 10/02/06, repurchase
   price $4,944,775 (collateralized by
   a U.S. Government obligation, par
   value $8,070,000, 4.72%, 03/15/10,
   total market value $7,983,938)(D)               $      4,943           4,943
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $4,943)                                  4,943
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.6% (COST $122,950)                             130,509
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.6)%                                (747)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $     129,762
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL SMALL CAP FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISORS: EAGLE ASSET MANAGEMENT, INC. AND LIBERTY RIDGE CAPITAL, INC.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2006, the Old Mutual Small Cap Fund (the "Fund") Class Z shares posted a (2.67%) return, outperforming the (4.61%) return of its benchmark, the Russell 2000(R) Index, and the (5.26%) return of its peer group, the Lipper Small-Cap Core Funds Average. Performance for all share classes can be found on page 79.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. Following a period of concern about the possibility of a recession during the second quarter, lower energy costs and falling commodity prices had investors feeling optimistic toward the end of the six-month period. These positive factors struggled to overcome the loss of investor confidence earlier in the period, which had led many investors to favor stable, risk-averse larger cap growth stocks. All of this contributed to small-cap stocks underperforming large-cap stocks for the six-month period under review.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. Top sector contributors to the Fund's relative outperformance included information technology, telecommunication services and industrials. Private education lending firm First Marblehead, cotton seed producer Delta & Pine Land, and cable TV broadcaster Mediacom Communications, were notable contributors to the Fund's performance during the period. The Fund saw strong results from financial holdings in general, and First Marblehead in particular, which continued its strong recovery.

      The Fund's other sub-advisor, Eagle Asset Management, Inc.'s ("Eagle") position in Delta & Pine Land, also positively, impacted the Fund's performance during the period. Delta & Pine Land breeds, produces, conditions and markets a variety of cotton planting seeds in the United States and other cotton-producing nations. A month after reporting a quarter that saw exceptional sales growth due to market share gains in the key mid-South and Southeast regions, as well as better than expected performance from the company's premium seed treatments, the company announced that it agreed to be taken over at a considerable premium to the stock's valuation.

      Cable TV broadcaster Mediacom Communications also contributed to the Fund's performance. The firm rebounded during the period even though revenue growth in this sector has not met expectations, as advertisers have more outlets to choose from than ever. Liberty Ridge Capital, Inc. ("Liberty Ridge") is committed to this holding as it is positioned to benefit from continued economic expansion, increased political advertising revenue in 2006 and sound capital decisions at the company level that will benefit stock prices in the coming year.

      The financials, materials and utilities sectors hindered Fund performance during the period. Angiotech Pharmaceuticals, Abitibi-Consolidated and IMAX (no longer a Fund holding) were the largest detractors. Angiotech Pharmaceuticals makes drug delivery systems and biomaterials for the pharmaceutical industry, including the drug-coating Paclitaxel which is used in stent systems. The company's stock fell after studies released in August suggested drug-coated stents may actually increase the risk of deadly blood clots. Abitibi-Consolidated suffered from negative sentiment toward cyclical names, as well as concerns about weakened demand for newsprint and a strengthening Canadian dollar. Liberty Ridge continues to believe the paper industry, and newsprint in particular, is experiencing significant capacity reductions worldwide, which are beginning to cause

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006, THE OLD MUTUAL SMALL CAP FUND CLASS Z SHARES POSTED NEGATIVE ABSOLUTE RETURNS BUT OUTPERFORMED THE RUSSELL 2000(R) INDEX AND THE LIPPER SMALL-CAP CORE FUNDS AVERAGE.

o TOP SECTOR CONTRIBUTORS TO THE FUND'S OUTPERFORMANCE INCLUDED INFORMATION TECHNOLOGY, TELECOMMUNICATION SERVICES AND INDUSTRIALS.

o THE FINANCIALS, MATERIALS AND UTILITIES SECTORS HINDERED FUND PERFORMANCE DURING THE PERIOD.

                                                                  Small Cap Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISORS: EAGLE ASSET MANAGEMENT, INC. AND LIBERTY RIDGE CAPITAL, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Mediacom Communications, Cl A                                               1.4%
--------------------------------------------------------------------------------
Amphenol, Cl A                                                              1.4%
--------------------------------------------------------------------------------
Teledyne Technologies                                                       1.4%
--------------------------------------------------------------------------------
Scholastic                                                                  1.3%
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Cl A                                              1.3%
--------------------------------------------------------------------------------
Netgear                                                                     1.3%
--------------------------------------------------------------------------------
Harman International                                                        1.2%
--------------------------------------------------------------------------------
Arch Capital Group                                                          1.2%
--------------------------------------------------------------------------------
John Wiley & Sons, Cl A                                                     1.1%
--------------------------------------------------------------------------------
Affiliated Managers Group                                                   1.1%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           12.7%
--------------------------------------------------------------------------------

      price increases throughout the industry. In the sub-advisor's view, stock prices do not yet reflect that sector's fundamental improvement. Despite the strong performance generated by Mediacom Communications, the Fund had difficulties elsewhere in the media space. Movie-theatre designer and operator IMAX disappointed investors when it failed to attract a buyer at a sufficiently attractive bid after a five-month auction process.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE SMALL-CAP EQUITY MARKET?

A. Eagle is concerned over the possibility a weak consumer and systematic risk in the energy sector. As a result, the sub-advisor has taken a market weight in energy and is modestly underweight in consumer names. Eagle is continuing its gradual shift toward larger companies in the small-/mid-cap space, as it continues to see more attractive valuations among larger the companies in the Russell 2000(R) Index. Given the fully inverted yield curve and the possibility of recession, Eagle's investments are skewed toward stable growth companies that are positioned to do well in a slowing environment.

      While macroeconomic preoccupations such as inflation and changes in interest rate policy tend to drive investor sentiment in the short term, Liberty Ridge focuses on finding companies that are positioned to do well regardless of the headlines in the paper. The firm believes a long-term outlook rewards investors over time and is comfortable with its current holdings.

Small Cap Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                     SIX     ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED
                                       INCEPTION    MONTH    YEAR      3 YEAR       5 YEAR      INCEPTION
                                         DATE      RETURN   RETURN     RETURN       RETURN       TO DATE
---------------------------------------------------------------------------------------------------------
Class Z                                 04/30/97   (2.67)%   4.82%     13.22%        8.23%       11.86%
Advisor Class                           12/29/00   (2.83)%   4.52%     12.93%        7.97%        3.55%
Class A with load                       09/30/03   (8.40)%  (1.47)%    10.74%         n/a        10.74%
Class A without load                    09/30/03   (2.81)%   4.54%     12.94%         n/a        12.94%
Class C with load                       09/30/03   (4.16)%   2.77%     12.09%         n/a        12.09%
Class C without load                    09/30/03   (3.19)%   3.77%     12.09%         n/a        12.09%
Russell 2000(R) Index                   04/30/97   (4.61)%   9.92%     15.48%       13.78%        9.63%
Lipper Small-Cap Core Funds Average+    04/30/97   (5.26)%   7.55%     15.46%       13.53%       11.03%
---------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

+ Returns represent the average return of the funds that comprised the Lipper Small-Cap Core Funds Average as of the beginning of each applicable return period.

As of January 1, 2006, certain of the Fund's assets began to be managed by a sub-advisor different than the Fund's former advisor, and the Fund's former advisor became a sub-advisor to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                 4/30/97        Mar-98        Mar-99        Mar-00        Mar-01
Old Mutual Small Cap Fund - Class Z   $    10,000   $ 16,228      $ 12,832      $ 21,142      $ 21,774
Russell 2000(R) Index                 $    10,000   $ 14,162      $ 11,859      $ 16,281      $ 13,785
Lipper Small-Cap Core Funds Average   $    10,000   $ 14,483      $ 12,273      $ 18,932      $ 17,919

Initial Investment Date                 Mar-02       Mar-03        Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Small Cap Fund - Class Z   $    24,330   $ 15,634      $ 23,905      $ 26,109      $ 29,514      $ 28,726
Russell 2000(R) Index                 $    15,712   $ 11,476      $ 18,802      $ 19,819      $ 24,942      $ 23,792
Lipper Small-Cap Core Funds Average   $    21,429   $ 15,894      $ 25,488      $ 27,499      $ 33,936      $ 32,151

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on the inception date of April 30, 1997 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Investment Company                                                          (1%)
Basic Materials                                                             (5%)
Cash                                                                        (1%)
Consumer Cyclical                                                          (15%)
Consumer Non-Cyclical                                                       (1%)
Energy                                                                      (4%)
Financial                                                                  (20%)
Health Care                                                                (13%)
Industrial                                                                 (13%)
Telecommunications                                                          (4%)
Technology                                                                 (22%)
Utilities                                                                   (1%)

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.8%

AEROSPACE/DEFENSE -- 1.4%

Teledyne Technologies*                                   14,820   $         587
                                                                  --------------
Total Aerospace/Defense                                                     587
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.1%

Alliant Techsystems*                                      3,915             317
BE Aerospace*                                             7,355             155
                                                                  --------------
Total Aerospace/Defense-Equipment                                           472
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS -- 0.8%

Delta & Pine Land                                         1,155              47
Tejon Ranch*                                              6,385             271
                                                                  --------------
Total Agricultural Operations                                               318
--------------------------------------------------------------------------------
AIRLINES -- 0.4%

Republic Airways Holdings*                                9,900             154
                                                                  --------------
Total Airlines                                                              154
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 1.1%

American Reprographics*                                   6,620             212
Progress Software*                                       10,355             269
                                                                  --------------
Total Applications Software                                                 481
--------------------------------------------------------------------------------
AUCTION HOUSE/ART DEALER -- 0.6%

Sotheby's                                                 7,925             256
                                                                  --------------
Total Auction House/Art Dealer                                              256
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.2%

Harman International                                      6,255             522
                                                                  --------------
Total Audio/Video Products                                                  522
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.5%

i2 Technologies*                                         11,800             221
                                                                  --------------
Total B2B/E-Commerce                                                        221
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.6%

Nexstar Broadcasting Group, Cl A*                        63,100             249
                                                                  --------------
Total Broadcast Services/Programming                                        249
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION-MISCELLANEOUS -- 0.3%

Insituform Technologies, Cl A*                            4,965             121
                                                                  --------------
Total Building & Construction-Miscellaneous                                 121
--------------------------------------------------------------------------------
BUILDING PRODUCTS-DOORS & WINDOWS -- 0.3%

Apogee Enterprises                                        9,460             144
                                                                  --------------
Total Building Products-Doors & Windows                                     144
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 0.2%

Washington Group International*                           1,625              96
                                                                  --------------
Total Building-Heavy Construction                                            96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
BUILDING-MOBILE HOME/MANUFACTURED HOUSING -- 0.5%

Williams Scotsman International*                          9,600   $         205
                                                                  --------------
Total Building-Mobile Home/Manufactured Housing                             205
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.4%

Levitt, Cl A                                             14,900             175
                                                                  --------------
Total Building-Residential/Commercial                                       175
--------------------------------------------------------------------------------
CABLE TV -- 2.4%

Mediacom Communications, Cl A*                           84,510             602
Rodgers Communications, Cl B                              7,170             393
                                                                  --------------
Total Cable TV                                                              995
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.6%

NII Holdings*                                             4,040             251
                                                                  --------------
Total Cellular Telecommunications                                           251
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.5%

Olin                                                     13,315             205
                                                                  --------------
Total Chemicals-Diversified                                                 205
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.8%

Hercules*                                                 4,995              79
MacDermid                                                 7,530             246
                                                                  --------------
Total Chemicals-Specialty                                                   325
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.7%

Park Electrochemical                                      9,000             285
                                                                  --------------
Total Circuit Boards                                                        285
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 0.6%

SVB Financial Group*                                      5,400             241
                                                                  --------------
Total Commercial Banks-Western US                                           241
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 1.2%

Euronet Worldwide*                                        5,682             139
Wright Express*                                          14,895             358
                                                                  --------------
Total Commercial Services-Finance                                           497
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.9%

Ansys*                                                    8,165             361
                                                                  --------------
Total Computer Aided Design                                                 361
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.5%

Ceridian*                                                 8,160             182
Perot Systems, Cl A*                                     31,695             437
                                                                  --------------
Total Computer Services                                                     619
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.9%

Blackbaud                                                16,680             367
                                                                  --------------
Total Computer Software                                                     367
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.3%

Micros Systems*                                           2,715   $         133
                                                                  --------------
Total Computers-Integrated Systems                                          133
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 0.4%

Corporate Executive Board                                 1,810             163
                                                                  --------------
Total Consulting Services                                                   163
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.5%

Scotts Miracle-Gro, Cl A                                  4,985             222
                                                                  --------------
Total Consumer Products-Miscellaneous                                       222
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.1%

Greif, Cl A                                                 680              54
                                                                  --------------
Total Containers-Metal/Glass                                                 54
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.0%

Bare Escentuals*                                            230               6
                                                                  --------------
Total Cosmetics & Toiletries                                                  6
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 1.3%

Dun & Bradstreet*                                         4,465             335
MoneyGram International                                   3,065              89
Schawk                                                    6,230             114
                                                                  --------------
Total Data Processing/Management                                            538
--------------------------------------------------------------------------------
DENTAL SUPPLIES & EQUIPMENT -- 0.5%

Patterson*                                                5,125             172
Sirona Dental Systems                                     1,555              51
                                                                  --------------
Total Dental Supplies & Equipment                                           223
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.5%

Cytyc*                                                    8,705             213
                                                                  --------------
Total Diagnostic Equipment                                                  213
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 1.5%

Dade Behring Holdings                                     9,225             370
Meridian Bioscience                                      10,935             257
                                                                  --------------
Total Diagnostic Kits                                                       627
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 0.1%

Dialysis Corp Of America*                                 4,200              56
                                                                  --------------
Total Dialysis Centers                                                       56
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.8%

C.R. Bard                                                 4,435             333
                                                                  --------------
Total Disposable Medical Products                                           333
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.8%

Beacon Roofing Supply*                                    6,600             134
Bell Microproducts*                                      39,200             203
                                                                  --------------
Total Distribution/Wholesale                                                337
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.4%

Actuant, Cl A                                             5,325   $         267
ESCO Technologies*                                        7,035             324
                                                                  --------------
Total Diversified Manufacturing Operations                                  591
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 0.1%

Conor Medsystems*                                         2,490              59
                                                                  --------------
Total Drug Delivery Systems                                                  59
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.5%

Keynote Systems*                                         21,950             231
                                                                  --------------
Total E-Services/Consulting                                                 231
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 0.5%

Ametek                                                    4,455             194
                                                                  --------------
Total Electric Products-Miscellaneous                                       194
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.7%

International DisplayWorks*                              44,000             280
                                                                  --------------
Total Electronic Components-Miscellaneous                                   280
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.6%

ON Semiconductor*                                        13,485              79
Skyworks Solutions*                                      35,100             182
                                                                  --------------
Total Electronic Components-Semiconductors                                  261
--------------------------------------------------------------------------------
ELECTRONIC CONNECTORS -- 1.4%

Amphenol, Cl A                                            9,580             593
                                                                  --------------
Total Electronic Connectors                                                 593
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.7%

Synplicity*                                              48,600             311
                                                                  --------------
Total Electronic Design Automation                                          311
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.6%

Molecular Devices*                                        1,350              25
Orbotech*                                                 9,715             230
                                                                  --------------
Total Electronic Measuring Instruments                                      255
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.1%

Lawson Software*                                         40,900             297
Packeteer*                                               17,100             147
                                                                  --------------
Total Enterprise Software/Services                                          444
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 2.3%

Encore Capital Group*                                    17,300             225
First Marblehead                                          6,525             452
Portfolio Recovery Associates*                            6,970             306
                                                                  --------------
Total Finance-Consumer Loans                                                983
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.1%

Asset Acceptance Capital*                                22,715   $         369
GFI Group*                                                2,055             114
                                                                  --------------
Total Finance-Other Services                                                483
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 2.3%

AMBAC Financial Group                                     2,905             240
Assured Guaranty                                          3,870             100
MBIA                                                      5,270             324
Primus Guaranty*                                         10,290             125
Ram Holdings*                                             8,950             116
Security Capital Assurance*                               2,170              52
                                                                  --------------
Total Financial Guarantee Insurance                                         957
--------------------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 0.8%

Dean Foods*                                               8,115             341
                                                                  --------------
Total Food-Dairy Products                                                   341
--------------------------------------------------------------------------------
INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 0.5%

Dolby Laboratories, Cl A*                                11,690             232
                                                                  --------------
Total Industrial Audio & Video Products                                     232
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOT -- 0.7%

Cognex                                                   11,415             288
                                                                  --------------
Total Industrial Automation/Robot                                           288
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.5%

Dionex*                                                   2,140             109
Varian*                                                   2,215             102
                                                                  --------------
Total Instruments-Scientific                                                211
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 0.4%

Hub International                                         5,725             166
                                                                  --------------
Total Insurance Brokers                                                     166
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.8%

Checkfree*                                                5,645             233
Ipass*                                                   18,900              88
                                                                  --------------
Total Internet Security                                                     321
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 2.1%

Affiliated Managers Group*                                4,585             459
AllianceBernstein                                         3,990             275
W. P. Stewart                                            11,200             140
                                                                  --------------
Total Investment Management/Advisory Services                               874
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.7%

Electro Scientific Industries*                           14,400             297
                                                                  --------------
Total Lasers-Systems/Components                                             297
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.1%

KMG America*                                             30,325   $         223
Stancorp Financial Group                                  5,820             260
                                                                  --------------
Total Life/Health Insurance                                                 483
--------------------------------------------------------------------------------
MACHINERY-PUMPS -- 0.6%

Graco                                                     6,585             257
                                                                  --------------
Total Machinery-Pumps                                                       257
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 3.3%

Cambridge Heart*                                        123,700             276
DJO*                                                      6,805             283
Edwards Lifesciences*                                     7,100             331
Natus Medical*                                           22,200             303
Symmetry Medical*                                        14,600             220
                                                                  --------------
Total Medical Instruments                                                 1,413
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.8%

Orthofix International*                                   7,385             336
                                                                  --------------
Total Medical Products                                                      336
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 2.0%

Barrier Therapeutics*                                    57,300             370
Cambrex                                                   5,300             110
Enzon Pharmaceuticals*                                   14,920             123
Qiagen*                                                  15,840             251
                                                                  --------------
Total Medical-Biomedical/Genetic                                            854
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 0.8%

Angiotech Pharmaceuticals*                               22,015             193
Aspreva Pharmaceuticals*                                  5,900             153
                                                                  --------------
Total Medical-Drugs                                                         346
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.7%

Perrigo                                                  17,180             292
                                                                  --------------
Total Medical-Generic Drugs                                                 292
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.0%

Lincare Holdings*                                        12,075             418
                                                                  --------------
Total Medical-Outpatient/Home Medical                                       418
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.3%

Alliance Atlantis Communication, Cl B*                    3,485             111
                                                                  --------------
Total Motion Pictures & Services                                            111
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.7%

Assurant                                                  5,200             278
                                                                  --------------
Total Multi-Line Insurance                                                  278
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
MULTIMEDIA -- 1.0%

Entravision Communications, Cl A*                        19,515   $         145
Gemstar-TV Guide International*                          86,500             287
                                                                  --------------
Total Multimedia                                                            432
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.8%

Foundry Networks*                                        16,245             214
Netgear*                                                 25,600             527
                                                                  --------------
Total Networking Products                                                   741
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 1.0%

Waste Connections*                                        5,260             199
WCA Waste*                                               39,690             223
                                                                  --------------
Total Non-Hazardous Waste Disposal                                          422
--------------------------------------------------------------------------------
OFFICE FURNISHINGS -- 0.5%

Steelcase, Cl A                                          14,245             224
                                                                  --------------
Total Office Furnishings                                                    224
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.3%

Forest Oil*                                               6,390             202
Mariner Energy*                                           5,172              95
Stone Energy*                                             5,715             231
                                                                  --------------
Total Oil Companies-Exploration & Production                                528
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.5%

Dril-Quip*                                                4,075             276
FMC Technologies*                                         4,890             263
NATCO Group, Cl A*                                        3,900             112
                                                                  --------------
Total Oil Field Machinery & Equipment                                       651
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.1%

Core Laboratories*                                          485              31
Helix Energy Solutions*                                   3,830             128
Superior Energy Services*                                 7,215             189
W-H Energy Services*                                      2,705             112
                                                                  --------------
Total Oil-Field Services                                                    460
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 3.2%

Abitibi-Consolidated                                    145,200             359
Bowater                                                  12,500             257
Caraustar Industries*                                    50,000             399
Neenah Paper                                              9,865             338
                                                                  --------------
Total Paper & Related Products                                            1,353
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.2%

Arch Capital Group*                                       7,745             492
CNA Surety*                                              10,545             213
RLI                                                       4,775             242
                                                                  --------------
Total Property/Casualty Insurance                                           947
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 2.4%

John Wiley & Sons, Cl A                                  12,955   $         467
Scholastic*                                              17,430             543
                                                                  --------------
Total Publishing-Books                                                    1,010
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.5%

Playboy Enterprises, Cl B*                               22,400             211
                                                                  --------------
Total Publishing-Periodicals                                                211
--------------------------------------------------------------------------------
RADIO -- 1.0%

Radio One, Cl D*                                         31,480             197
Spanish Broadcasting System, Cl A*                       48,920             214
                                                                  --------------
Total Radio                                                                 411
--------------------------------------------------------------------------------
REINSURANCE -- 3.9%

Allied World Assurance Holdings*                          2,655             107
Aspen Insurance Holdings                                 17,350             448
Endurance Specialty Holdings                             11,350             400
Montpelier Re Holdings                                   19,400             376
Platinum Underwriters Holdings                           10,100             311
                                                                  --------------
Total Reinsurance                                                         1,642
--------------------------------------------------------------------------------
REITS-HOTELS -- 0.7%

Ashford Hospitality Trust                                23,340             278
                                                                  --------------
Total REITs-Hotels                                                          278
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 1.1%

Gramercy Capital                                          7,960             201
HomeBanc                                                  1,295               8
KKR Financial                                            10,125             248
                                                                  --------------
Total REITs-Mortgage                                                        457
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.6%

American Financial Realty Trust                          21,650             242
                                                                  --------------
Total REITs-Office Property                                                 242
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 0.9%

Vail Resorts*                                             9,225             369
                                                                  --------------
Total Resorts/Theme Parks                                                   369
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.5%

Footstar*                                                40,600             209
                                                                  --------------
Total Retail-Apparel/Shoe                                                   209
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.8%

Advance Auto Parts                                       10,540             347
                                                                  --------------
Total Retail-Auto Parts                                                     347
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.1%

MSC Industrial Direct, Cl A                               1,060              43
                                                                  --------------
Total Retail-Catalog Shopping                                                43
--------------------------------------------------------------------------------

OLD MUTUAL SMALL CAP FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
RETAIL-PROPANE DISTRIBUTION -- 0.8%

Star Gas Partners*                                      132,300   $         329
                                                                  --------------
Total Retail-Propane Distribution                                           329
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.2%

Morton's Restaurant Group*                                6,700             103
                                                                  --------------
Total Retail-Restaurants                                                    103
--------------------------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 1.0%

Blockbuster, Cl A*                                      113,215             435
                                                                  --------------
Total Retail-Video Rental                                                   435
--------------------------------------------------------------------------------
SATELLITE TELECOM -- 0.6%

Loral Space & Communications*                             9,700             255
                                                                  --------------
Total Satellite Telecom                                                     255
--------------------------------------------------------------------------------
SCHOOLS-DAY CARE -- 0.3%

Bright Horizons Family Solutions*                         2,935             122
                                                                  --------------
Total Schools-Day Care                                                      122
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.1%

Standard Microsystems*                                    1,800              51
                                                                  --------------
Total Semiconductor Components-Integrated
   Circuits                                                                  51
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 2.5%

Brooks Automation*                                       18,300             239
Cabot Microelectronics*                                   9,800             282
Credence Systems*                                        46,300             132
Entegris*                                                23,345             255
Varian Semiconductor
   Equipment Associates*                                  4,042             148
                                                                  --------------
Total Semiconductor Equipment                                             1,056
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.3%

Borland Software*                                        21,550             123
                                                                  --------------
Total Software Tools                                                        123
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%

CommScope*                                                9,950             327
Plantronics                                              13,100             230
                                                                  --------------
Total Telecommunications Equipment                                          557
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 2.4%

Global Crossing*                                         12,000             246
Iowa Telecommunications Services                          8,000             158
NeuStar, Cl A*                                            8,565             238
Time Warner Telecom, Cl A*                               18,865             359
                                                                  --------------
Total Telecommunications Services                                         1,001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Shares/Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 0.5%

IDT, Cl B*                                               14,200   $         205
                                                                  --------------
Total Telephone-Integrated                                                  205
--------------------------------------------------------------------------------
TELEVISION -- 1.3%

Sinclair Broadcast Group, Cl A                           68,780             540
                                                                  --------------
Total Television                                                            540
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASING -- 1.1%

GATX                                                      6,500             269
Greenbrier                                                6,400             186
                                                                  --------------
Total Transport-Equipment & Leasing                                         455
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 1.2%

Forward Air                                               7,025             232
JB Hunt Transport Services                               14,105             293
                                                                  --------------
Total Transport-Truck                                                       525
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.5%

Ambassadors Group                                         8,105             229
                                                                  --------------
Total Travel Services                                                       229
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 0.2%

General Cable*                                            1,695              65
                                                                  --------------
Total Wire & Cable Products                                                  65
                                                                  --------------
TOTAL COMMON STOCK (COST $39,632)                                        41,240
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 0.5%

INDEX FUND-SMALL CAP -- 0.5%
iShares Russell 2000 Index Fund                           2,800             202
                                                                  --------------
TOTAL INVESTMENT COMPANY (COST $188)                                        202
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%

Morgan Stanley
   5.20%, dated 09/29/06, to be repurchased
   on 10/02/06, repurchase price $591,467
   (collateralized by a U.S. Government
   obligation, par value $570,000,
   6.00%, 06/15/11, total
   market value $606,066)(D)                       $        591             591
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $591)                                      591
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7% (COST $40,411)                                42,033
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.3%                                   113
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $      42,146
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL STRATEGIC SMALL COMPANY FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISORS: COPPER ROCK CAPITAL PARTNERS, LLC; EAGLE ASSET MANAGEMENT, INC.; AND LIBERTY RIDGE CAPITAL, INC.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2006, the Old Mutual Strategic Small Company Fund (the "Fund") Class Z shares posted a (7.54%) return, underperforming the (4.61%) return of the Russell 2000(R) Index, but outperforming the (9.79%) return for its peer group, the Lipper Small-Cap Growth Funds Average. Performance for all share classes can be found on page 87.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The six-month period proved volatile for small-cap growth stocks as investors continued to prefer value stocks and began rotating toward stocks of larger companies. The first half of the period witnessed signs of an economic slowdown, which continued to a lesser degree throughout the latter half. Inflationary pressures, rising gas costs and a cooling real estate market caused concern amongst investors though energy prices were down sharply by period end. Toward the end of the period, the market became more optimistic about the economy and retail stocks recovered nicely.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. The telecommunication services, industrials and health care sectors contributed to performance during the six-month period, with securities from General Cable, Conceptus and First Marblehead being among the top contributors to Fund performance. General Cable, a supplier of copper, aluminum and fiber optic wire and cable products, was punished during the period when fundamentals were not rewarded, but sub-advisor Copper Rock Capital Partners, LLC ("Copper Rock") added to the position and, shortly thereafter, the stock rose considerably. Conceptus, manufacturer of the Essure(R) permanent birth control system, outperformed largely due to increased usage by doctors in the United States and abroad. Additionally, Conceptus is forecasting profitability in early 2007 as a result of earlier than expected product adoption. The Fund also benefited from its holding in First Marblehead, which continued its strong recovery from what the Fund's sub-advisor, Liberty Ridge Capital, Inc. ("Liberty Ridge"), believes was an overreaction in the fourth quarter of 2005 to potential client losses. Liberty Ridge believes that First Marblehead, the leading provider of outsourced solutions in the private student lending space, may be well positioned in a fast-growing and as yet relatively untapped market. The company stands to benefit from rising education prices, further limitations on federal funding for student loans and expanded awareness of private lending opportunities available to students and their parents.

      At the same time the financials, information technology and energy sectors detracted from relative performance. The Fund's performance was hindered by holdings in Neoware (no longer a Fund holding), Rackable Systems and CoStar. Neoware, which produces desktop workstations known as thin clients, announced lower than expected sales numbers and detracted from Fund performance. Diversified computer systems firm Rackable Systems, reported negative news during the third quarter, largely due to a shift of revenue numbers. Copper Rock believes in Rackable Systems' fundamentals and took advantage of the disappointing news by adding to the Fund's position in this stock. CoStar, which provides information services to the commercial real estate industry, also detracted from performance during the period. The stock fell on the news of CB Richard Ellis' acquisition of Trammell Crow, a move many investors believe will reduce CoStar's renewal rates and revenue growth.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006, THE OLD MUTUAL STRATEGIC SMALL COMPANY FUND CLASS Z POSTED NEGATIVE ABSOLUTE PERFORMANCE, UNDERPERFORMING THE RUSSELL 2000(R) INDEX BUT OUTPERFORMING THE LIPPER SMALL-CAP GROWTH FUNDS AVERAGE.

o THE TELECOMMUNICATION SERVICES, INDUSTRIALS AND HEALTH CARE SECTORS CONTRIBUTED TO PERFORMANCE DURING THE SIX-MONTH PERIOD.

o AT THE SAME TIME THE FINANCIALS, INFORMATION TECHNOLOGY AND ENERGY SECTORS DETRACTED FROM RELATIVE PERFORMANCE.

                                                    Strategic Small Company Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISORS: COPPER ROCK CAPITAL PARTNERS, LLC; EAGLE ASSET MANAGEMENT, INC; AND LIBERTY RIDGE CAPITAL, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Affiliated Managers Group                                                   3.1%
--------------------------------------------------------------------------------
Corporate Executive Board                                                   1.9%
--------------------------------------------------------------------------------
BE Aerospace                                                                1.5%
--------------------------------------------------------------------------------
ESCO Technologies                                                           1.4%
--------------------------------------------------------------------------------
CommScope                                                                   1.3%
--------------------------------------------------------------------------------
Radiation Therapy Services                                                  1.3%
--------------------------------------------------------------------------------
Adams Respiratory Therapeutics                                              1.3%
--------------------------------------------------------------------------------
Rackable Systems                                                            1.1%
--------------------------------------------------------------------------------
Pinnacle Entertainment                                                      1.1%
--------------------------------------------------------------------------------
Healthways                                                                  1.1%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           15.1%
--------------------------------------------------------------------------------

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE SMALL-CAP EQUITY MARKET?

A. With the economy and inflation slowing, Copper Rock believes the Federal Reserve ("Fed") is probably finished raising rates. Against this backdrop, the firm believes the market is positioned to reward small-cap growth stocks with solid fundamentals. Copper Rock believes growth areas, such as technology and consumer discretionary, will begin to outperform over the next several months.

      Sub-advsior Eagle Asset Management, Inc. ("Eagle") is concerned over the possibility of a weak consumer and systematic risk in the energy sector. As a result, Eagle has taken a market weight in energy and is modestly underweight in consumer names. Eagle is continuing its gradual shift toward larger companies in the small-/mid-cap space, as it continues to see more attractive valuations among those companies. Although consumers benefit from the drop in energy prices, Eagle believes structural problems remain. As a result of the housing boom, consumers sourced more than half of U.S. debt growth in recent years (compared to their normal 1/3 share). Debt has also been more than double its normal level.

      While macroeconomic preoccupations such as inflation and changes in interest rate policy tend to drive investor sentiment in the short term, Liberty Ridge focuses on finding companies that are positioned to perform well regardless of headlines. The firm believes a long-term outlook rewards investors over time.

Strategic Small Company Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                       SIX       ONE       ANNUALIZED   ANNUALIZED   ANNUALIZED
                                         INCEPTION    MONTH      YEAR        3 YEAR       5 YEAR     INCEPTION
                                            DATE     RETURN     RETURN       RETURN       RETURN      TO DATE
--------------------------------------------------------------------------------------------------------------
Class Z                                   12/31/96    (7.54)%     3.37%       9.99%        8.00%        8.94%
Advisor Class                             08/30/02    (7.67)%     3.19%       9.74%         n/a        13.34%
Class A with load                         07/31/03   (12.99)%    (2.83)%      7.57%         n/a         8.24%
Class A without load                      07/31/03    (7.66)%     3.12%       9.72%         n/a        10.29%
Class C with load                         07/31/03    (8.72)%     1.57%       8.89%         n/a         9.47%
Class C without load                      07/31/03    (8.03)%     2.35%       8.89%         n/a         9.47%
Russell 2000(R) Index                     12/31/96    (4.61)%     9.92%      15.48%       13.78%        8.73%
Lipper Small-Cap Growth Funds Average+    12/31/96    (9.79)%     3.70%      10.41%        8.75%        7.40%
--------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

+ Returns represent the average return of the funds that comprised the Lipper Small-Cap Growth Funds Average as of the beginning of each applicable return period.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisors different than the Fund's former advisor, and the Fund's former advisor became a sub-advisor to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                   12/31/96     Mar-97        Mar-98        Mar-99        Mar-00        Mar-01
Old Mutual Strategic
   Small Company Fund - Class Z         $    10,000   $  8,860       $ 13,869      $ 11,856      $  23,680     $ 17,277
Russell 2000(R) Index                   $    10,000   $  9,482       $ 13,466      $ 11,276      $  15,481     $ 13,108
Lipper Small-Cap Growth Funds Average   $    10,000   $  9,402       $ 13,193      $ 13,503      $  26,116     $ 17,305

Initial Investment Date                  Mar-02        Mar-03        Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Strategic
   Small Company Fund - Class Z         $    19,122   $ 12,472       $ 19,565      $ 20,694      $  24,928     $ 23,049
Russell 2000(R) Index                   $    14,941   $ 10,913       $ 17,878      $ 18,845      $  23,717     $ 22,623
Lipper Small-Cap Growth Funds Average   $    18,436   $ 12,758       $ 19,942      $ 20,153      $  25,415     $ 22,927

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on the inception date of December 31, 1996 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                  [PIE CHART]

Basic Materials                                                             (3%)
Investment Company                                                          (1%)
Consumer Cyclical                                                          (15%)
Consumer Non-Cyclical                                                       (1%)
Energy                                                                      (5%)
Financial                                                                  (16%)
Health Care                                                                (17%)
Industrial                                                                 (17%)
Telecommunications                                                          (4%)
Technology                                                                 (20%)
Cash                                                                        (1%)

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 98.4%

AEROSPACE/DEFENSE -- 0.7%

Teledyne Technologies*                                    7,315   $         290
                                                                  --------------
Total Aerospace/Defense                                                     290
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE-EQUIPMENT -- 1.9%

Alliant Techsystems*                                      1,925             156
BE Aerospace*                                            29,294             618
                                                                  --------------
Total Aerospace/Defense-Equipment                                           774
--------------------------------------------------------------------------------
AGRICULTURAL OPERATIONS -- 0.4%

Delta & Pine Land                                           610              25
Tejon Ranch*                                              3,157             134
                                                                  --------------
Total Agricultural Operations                                               159
--------------------------------------------------------------------------------
AIRLINES -- 0.2%

Republic Airways Holdings*                                4,900              76
                                                                  --------------
Total Airlines                                                               76
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE -- 1.8%

American Reprographics*                                  13,015             417
Nuance Communications*                                   22,830             187
Progress Software*                                        5,105             133
                                                                  --------------
Total Applications Software                                                 737
--------------------------------------------------------------------------------
AUCTION HOUSE/ART DEALER -- 0.3%

Sotheby's                                                 3,905             126
                                                                  --------------
Total Auction House/Art Dealer                                              126
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 0.6%

Harman International                                      3,040             254
                                                                  --------------
Total Audio/Video Products                                                  254
--------------------------------------------------------------------------------
AUTO-MEDIUM & HEAVY DUTY TRUCKS -- 0.2%

Force Protection*                                        11,850              99
                                                                  --------------
Total Auto-Medium & Heavy Duty Trucks                                        99
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.2%

Amerigon*                                                 9,646              83
                                                                  --------------
Total Auto/Truck Parts & Equipment-Original                                  83
--------------------------------------------------------------------------------
B2B/E-COMMERCE -- 0.3%

i2 Technologies*                                          6,000             112
                                                                  --------------
Total B2B/E-Commerce                                                        112
--------------------------------------------------------------------------------
BROADCAST SERVICES/PROGRAMMING -- 0.3%

Nexstar Broadcasting Group, Cl A*                        31,973             126
                                                                  --------------
Total Broadcast Services/Programming                                        126
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION-MISCELLANEOUS -- 0.1%

Insituform Technologies, Cl A*                            2,476   $          60
                                                                  --------------
Total Building & Construction-Miscellaneous                                  60
--------------------------------------------------------------------------------
BUILDING PRODUCTS-DOORS & WINDOWS -- 0.2%

Apogee Enterprises                                        4,750              72
                                                                  --------------
Total Building Products-Doors & Windows                                      72
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 0.1%

Washington Group International*                             764              45
                                                                  --------------
Total Building-Heavy Construction                                            45
--------------------------------------------------------------------------------
BUILDING-MOBILE HOME/MANUFACTURED HOUSING -- 0.3%

Williams Scotsman International*                          4,900             105
                                                                  --------------
Total Building-Mobile Home/Manufactured Housing                             105
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.2%

Levitt, Cl A                                              7,600              89
                                                                  --------------
Total Building-Residential/Commercial                                        89
--------------------------------------------------------------------------------
CABLE TV -- 1.2%

Mediacom Communications, Cl A*                           42,852             305
Rodgers Communications, Cl B                              3,525             193
                                                                  --------------
Total Cable TV                                                              498
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 0.3%

NII Holdings*                                             1,985             123
                                                                  --------------
Total Cellular Telecommunications                                           123
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.3%

Olin                                                      6,780             104
                                                                  --------------
Total Chemicals-Diversified                                                 104
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.4%

Hercules*                                                 2,552              40
MacDermid                                                 3,700             121
                                                                  --------------
Total Chemicals-Specialty                                                   161
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 0.4%

Park Electrochemical                                      4,600             146
                                                                  --------------
Total Circuit Boards                                                        146
--------------------------------------------------------------------------------
COMMERCIAL BANKS-EASTERN US -- 0.5%

Signature Bank*                                           6,461             200
                                                                  --------------
Total Commercial Banks-Eastern US                                           200
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 0.6%

Community Bancorp*                                        4,723             144
SVB Financial Group*                                      2,734             122
                                                                  --------------
Total Commercial Banks-Western US                                           266
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 2.0%

CoStar*                                                   5,707   $         236
PeopleSupport*                                            9,600             178
Providence Service*                                      14,002             386
                                                                  --------------
Total Commercial Services                                                   800
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 0.6%

Euronet Worldwide*                                        2,790              68
Wright Express*                                           7,427             179
                                                                  --------------
Total Commercial Services-Finance                                           247
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.4%

Ansys*                                                    4,010             177
                                                                  --------------
Total Computer Aided Design                                                 177
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.0%

Ceridian*                                                 4,010              90
Kanbay International*                                     5,700             117
Perot Systems, Cl A*                                     15,825             218
                                                                  --------------
Total Computer Services                                                     425
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 0.4%

Blackbaud                                                 8,195             180
                                                                  --------------
Total Computer Software                                                     180
--------------------------------------------------------------------------------
COMPUTERS -- 1.1%

Rackable Systems*                                        16,595             454
                                                                  --------------
Total Computers                                                             454
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.2%

Micros Systems*                                           1,335              65
                                                                  --------------
Total Computers-Integrated Systems                                           65
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 0.5%

SimpleTech*                                              23,650             215
                                                                  --------------
Total Computers-Memory Devices                                              215
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 3.0%

Corporate Executive Board                                 8,710             783
Huron Consulting Group*                                   4,302             169
LECG*                                                    14,706             276
                                                                  --------------
Total Consulting Services                                                 1,228
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.3%

Scotts Miracle-Gro, Cl A                                  2,450             109
                                                                  --------------
Total Consumer Products-Miscellaneous                                       109
--------------------------------------------------------------------------------
CONTAINERS-METAL/GLASS -- 0.2%

Greif, Cl A                                                 820              66
                                                                  --------------
Total Containers-Metal/Glass                                                 66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES -- 0.0%

Bare Escentuals*                                            320   $           9
                                                                  --------------
Total Cosmetics & Toiletries                                                  9
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.7%

Dun & Bradstreet*                                         2,195             165
MoneyGram International                                   1,629              47
Schawk                                                    3,060              56
                                                                  --------------
Total Data Processing/Management                                            268
--------------------------------------------------------------------------------
DENTAL SUPPLIES & EQUIPMENT -- 0.3%

Patterson*                                                2,505              84
Sirona Dental Systems                                       770              26
                                                                  --------------
Total Dental Supplies & Equipment                                           110
--------------------------------------------------------------------------------
DIAGNOSTIC EQUIPMENT -- 0.3%

Cytyc*                                                    4,290             105
                                                                  --------------
Total Diagnostic Equipment                                                  105
--------------------------------------------------------------------------------
DIAGNOSTIC KITS -- 1.6%

Dade Behring Holdings                                     4,535             182
Meridian Bioscience                                       5,390             127
Quidel*                                                  23,650             334
                                                                  --------------
Total Diagnostic Kits                                                       643
--------------------------------------------------------------------------------
DIALYSIS CENTERS -- 0.1%

Dialysis Corp Of America*                                 2,000              27
                                                                  --------------
Total Dialysis Centers                                                       27
--------------------------------------------------------------------------------
DISPOSABLE MEDICAL PRODUCTS -- 0.4%

C.R. Bard                                                 2,175             163
                                                                  --------------
Total Disposable Medical Products                                           163
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 0.4%

Beacon Roofing Supply*                                    3,400              69
Bell Microproducts*                                      19,900             103
                                                                  --------------
Total Distribution/Wholesale                                                172
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.7%

Actuant, Cl A                                             2,615             131
ESCO Technologies*                                       12,526             577
                                                                  --------------
Total Diversified Manufacturing Operations                                  708
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 0.3%

Conor Medsystems*                                         1,310              31
Noven Pharmaceuticals*                                    4,600             111
                                                                  --------------
Total Drug Delivery Systems                                                 142
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.3%

Keynote Systems*                                         11,192             118
                                                                  --------------
Total E-Services/Consulting                                                 118
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 0.4%

Blackboard*                                               6,500   $         172
                                                                  --------------
Total Educational Software                                                  172
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 0.2%

Ametek                                                    2,190              95
                                                                  --------------
Total Electric Products-Miscellaneous                                        95
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.3%

International DisplayWorks*                              22,400             143
                                                                  --------------
Total Electronic Components-Miscellaneous                                   143
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.3%

Diodes*                                                   3,325             144
Microsemi*                                               13,901             262
ON Semiconductor*                                         6,615              39
Skyworks Solutions*                                      17,800              92
                                                                  --------------
Total Electronic Components-Semiconductors                                  537
--------------------------------------------------------------------------------
ELECTRONIC CONNECTORS -- 0.7%

Amphenol, Cl A                                            4,710             292
                                                                  --------------
Total Electronic Connectors                                                 292
--------------------------------------------------------------------------------
ELECTRONIC DESIGN AUTOMATION -- 0.4%

Synplicity*                                              24,600             157
                                                                  --------------
Total Electronic Design Automation                                          157
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.3%

Molecular Devices*                                          660              12
Orbotech*                                                 4,775             113
                                                                  --------------
Total Electronic Measuring Instruments                                      125
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 0.8%

Concur Technologies*                                      8,400             122
Lawson Software*                                         20,700             150
Packeteer*                                                8,700              75
                                                                  --------------
Total Enterprise Software/Services                                          347
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 0.4%

THQ*                                                      6,300             184
                                                                  --------------
Total Entertainment Software                                                184
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 1.2%

Encore Capital Group*                                     8,800             114
First Marblehead                                          3,275             227
Portfolio Recovery Associates*                            3,479             153
                                                                  --------------
Total Finance-Consumer Loans                                                494
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.6%

Greenhill                                                 3,700             248
                                                                  --------------
Total Finance-Investment Banker/Broker                                      248
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
FINANCE-OTHER SERVICES -- 1.5%

Asset Acceptance Capital*                                11,497   $         187
GFI Group*                                                4,506             249
International Securities Exchange                         3,756             176
                                                                  --------------
Total Finance-Other Services                                                612
--------------------------------------------------------------------------------
FINANCIAL GUARANTEE INSURANCE -- 1.2%

AMBAC Financial Group                                     1,430             119
Assured Guaranty                                          1,900              49
MBIA                                                      2,590             159
Primus Guaranty*                                          5,055              61
Ram Holdings*                                             4,400              57
Security Capital Assurance*                               1,070              26
                                                                  --------------
Total Financial Guarantee Insurance                                         471
--------------------------------------------------------------------------------
FOOD-DAIRY PRODUCTS -- 0.4%

Dean Foods*                                               3,990             168
                                                                  --------------
Total Food-Dairy Products                                                   168
--------------------------------------------------------------------------------
GAMBLING (NON-HOTEL) -- 1.1%

Pinnacle Entertainment*                                  15,715             442
                                                                  --------------
Total Gambling (Non-Hotel)                                                  442
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.5%

Kenexa*                                                   7,892             199
                                                                  --------------
Total Human Resources                                                       199
--------------------------------------------------------------------------------
IMPORT/EXPORT -- 0.2%

Castle Brands*                                           12,570              92
                                                                  --------------
Total Import/Export                                                          92
--------------------------------------------------------------------------------
INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 0.3%

Dolby Laboratories, Cl A*                                 5,735             114
                                                                  --------------
Total Industrial Audio & Video Products                                     114
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOT -- 0.3%

Cognex                                                    5,610             142
                                                                  --------------
Total Industrial Automation/Robot                                           142
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.3%

Dionex*                                                   1,055              54
Varian*                                                   1,095              50
                                                                  --------------
Total Instruments-Scientific                                                104
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 0.2%

Hub International                                         3,225              93
                                                                  --------------
Total Insurance Brokers                                                      93
--------------------------------------------------------------------------------
INTERNET APPLICATION SOFTWARE -- 0.8%

DealerTrack Holdings*                                     7,147             158
Vocus*                                                    9,482             150
                                                                  --------------
Total Internet Application Software                                         308
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
INTERNET CONNECTIVE SERVICES -- 0.7%

Cogent Communications Group*                             26,090   $         302
                                                                  --------------
Total Internet Connective Services                                          302
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 0.3%

Opsware*                                                 15,900             143
                                                                  --------------
Total Internet Infrastructure Software                                      143
--------------------------------------------------------------------------------
INTERNET SECURITY -- 0.4%

Checkfree*                                                2,785             115
Ipass*                                                    9,600              45
                                                                  --------------
Total Internet Security                                                     160
--------------------------------------------------------------------------------
INTIMATE APPAREL -- 0.2%

Tefron                                                    8,486              98
                                                                  --------------
Total Intimate Apparel                                                       98
--------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 3.6%

Affiliated Managers Group*                               12,633           1,265
AllianceBernstein Holding                                 1,960             135
W. P. Stewart                                             5,800              72
                                                                  --------------
Total Investment Management/
   Advisory Services                                                      1,472
--------------------------------------------------------------------------------
LASERS-SYSTEMS/COMPONENTS -- 0.4%

Electro Scientific Industries*                            7,300             150
                                                                  --------------
Total Lasers-Systems/Components                                             150
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 0.6%

KMG America*                                             15,425             113
Stancorp Financial Group                                  2,860             128
                                                                  --------------
Total Life/Health Insurance                                                 241
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 0.7%

Bucyrus International, Cl A                               6,750             286
                                                                  --------------
Total Machinery-Construction & Mining                                       286
--------------------------------------------------------------------------------
MACHINERY-PUMPS -- 0.3%

Graco                                                     3,245             127
                                                                  --------------
Total Machinery-Pumps                                                       127
--------------------------------------------------------------------------------
MEDICAL IMAGING SYSTEMS -- 0.3%

Vital Images*                                             3,806             120
                                                                  --------------
Total Medical Imaging Systems                                               120
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.7%

Allscripts Healthcare Solutions*                          5,680             128
Phase Forward*                                           12,550             150
                                                                  --------------
Total Medical Information Systems                                           278
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 3.5%

Arthrocare*                                               7,600   $         356
Cambridge Heart*                                         62,600             140
Conceptus*                                               20,095             355
DJO*                                                      3,345             139
Edwards Lifesciences*                                     3,490             163
Natus Medical*                                           11,300             154
Symmetry Medical*                                         7,300             110
                                                                  --------------
Total Medical Instruments                                                 1,417
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 0.3%

Orthofix International*                                   2,315             105
                                                                  --------------
Total Medical Products                                                      105
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 1.5%

Barrier Therapeutics*                                    29,100             188
Cambrex                                                   2,700              56
Enzon Pharmaceuticals*                                    7,198              60
Keryx Biopharmaceuticals*                                15,665             185
Qiagen*                                                   7,785             123
                                                                  --------------
Total Medical-Biomedical/Genetic                                            612
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 2.7%

Adams Respiratory Therapeutics*                          14,110             516
Angiotech Pharmaceuticals*                               11,194              98
Aspreva Pharmaceuticals*                                  3,100              81
New River Pharmaceuticals*                                3,820              98
Santarus*                                                40,503             301
                                                                  --------------
Total Medical-Drugs                                                       1,094
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.4%

Perrigo                                                   8,679             147
                                                                  --------------
Total Medical-Generic Drugs                                                 147
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.8%

Lincare Holdings*                                         5,950             206
Radiation Therapy Services*                              18,095             529
                                                                  --------------
Total Medical-Outpatient/Home Medical                                       735
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.8%

Ladish*                                                  11,743             339
                                                                  --------------
Total Metal Processors & Fabricators                                        339
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.1%

Alliance Atlantis Communication, Cl B*                    1,760              56
                                                                  --------------
Total Motion Pictures & Services                                             56
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.3%

Assurant                                                  2,555             137
                                                                  --------------
Total Multi-Line Insurance                                                  137
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
MULTIMEDIA -- 0.5%

Entravision Communications, Cl A*                         9,857   $          73
Gemstar-TV Guide International*                          43,900             146
                                                                  --------------
Total Multimedia                                                            219
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.4%

Atheros Communications*                                  10,500             190
Foundry Networks*                                         8,356             110
Netgear*                                                 13,100             270
                                                                  --------------
Total Networking Products                                                   570
--------------------------------------------------------------------------------
NON-HAZARDOUS WASTE DISPOSAL -- 0.5%

Waste Connections*                                        2,585              98
WCA Waste*                                               20,136             113
                                                                  --------------
Total Non-Hazardous Waste Disposal                                          211
--------------------------------------------------------------------------------
OFFICE FURNISHINGS -- 0.3%

Steelcase, Cl A                                           7,020             110
                                                                  --------------
Total Office Furnishings                                                    110
--------------------------------------------------------------------------------
OIL & GAS DRILLING -- 0.4%

Pioneer Drilling*                                        11,980             154
                                                                  --------------
Total Oil & Gas Drilling                                                    154
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.9%

ATP Oil & Gas*                                            3,350             124
Berry Petroleum, Cl A                                     4,250             120
Cabot Oil & Gas                                           2,785             133
Forest Oil*                                               3,140              99
Mariner Energy*                                           2,540              47
Parallel Petroleum*                                       5,850             117
Stone Energy*                                             2,922             118
                                                                  --------------
Total Oil Companies-Exploration & Production                                758
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.5%

Dresser-Rand Group*                                      10,500             214
Dril-Quip*                                                2,000             135
FMC Technologies*                                         2,420             130
Metretek Technologies*                                    7,100              85
NATCO Group, Cl A*                                        1,915              55
                                                                  --------------
Total Oil Field Machinery & Equipment                                       619
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.5%

Core Laboratories*                                          218              14
Helix Energy Solutions*                                   1,914              64
Hercules Offshore*                                        4,700             146
Superior Energy Services*                                 3,545              93
Trico Marine Services*                                    3,835             129
W-H Energy Services*                                      4,348             180
                                                                  --------------
Total Oil-Field Services                                                    626
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 1.7%

Abitibi-Consolidated                                     73,600   $         182
Bowater                                                   6,350             131
Caraustar Industries*                                    25,300             202
Neenah Paper                                              4,989             171
                                                                  --------------
Total Paper & Related Products                                              686
--------------------------------------------------------------------------------
PHYSICAL PRACTICE MANAGEMENT -- 1.1%

Healthways*                                               9,785             436
                                                                  --------------
Total Physical Practice Management                                          436
--------------------------------------------------------------------------------
PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.5%

Psychiatric Solutions*                                    6,349             216
                                                                  --------------
Total Physical Therapy/Rehabilitation Centers                               216
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 1.1%

Arch Capital Group*                                       3,805             242
CNA Surety*                                               5,175             105
RLI                                                       2,345             119
                                                                  --------------
Total Property/Casualty Insurance                                           466
--------------------------------------------------------------------------------
PUBLISHING-BOOKS -- 1.2%

John Wiley & Sons, Cl A                                   6,365             229
Scholastic*                                               8,737             272
                                                                  --------------
Total Publishing-Books                                                      501
--------------------------------------------------------------------------------
PUBLISHING-PERIODICALS -- 0.3%

Playboy Enterprises, Cl B*                               11,200             105
                                                                  --------------
Total Publishing-Periodicals                                                105
--------------------------------------------------------------------------------
RADIO -- 0.5%

Radio One, Cl D*                                         16,022             100
Spanish Broadcasting System, Cl A*                       24,784             108
                                                                  --------------
Total Radio                                                                 208
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.5%

Trammell Crow*                                            5,700             208
                                                                  --------------
Total Real Estate Management/Services                                       208
--------------------------------------------------------------------------------
REINSURANCE -- 2.0%

Allied World Assurance Holdings*                          1,310              53
Aspen Insurance Holdings                                  8,936             231
Endurance Specialty Holdings                              5,742             202
Montpelier Re Holdings                                    9,900             192
Platinum Underwriters Holdings                            5,100             157
                                                                  --------------
Total Reinsurance                                                           835
--------------------------------------------------------------------------------
REITS-HOTELS -- 0.3%

Ashford Hospitality Trust                                11,853             141
                                                                  --------------
Total REITs-Hotels                                                          141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.5%

Gramercy Capital                                          3,910   $          99
HomeBanc                                                    631               4
KKR Financial                                             4,975             122
                                                                  --------------
Total REITs-Mortgage                                                        225
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.3%

American Financial Realty Trust                          10,965             122
                                                                  --------------
Total REITs-Office Property                                                 122
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 0.4%

Vail Resorts*                                             4,535             182
                                                                  --------------
Total Resorts/Theme Parks                                                   182
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 2.4%

Aeropostale*                                              6,202             181
Charlotte Russe Holding*                                  7,150             197
Children's Place*                                         2,500             160
Christopher & Banks                                      11,500             339
Footstar*                                                20,500             106
                                                                  --------------
Total Retail-Apparel/Shoe                                                   983
--------------------------------------------------------------------------------
RETAIL-ARTS & CRAFTS -- 0.4%

AC Moore Arts & Crafts*                                   8,600             164
                                                                  --------------
Total Retail-Arts & Crafts                                                  164
--------------------------------------------------------------------------------
RETAIL-AUTO PARTS -- 0.4%

Advance Auto Parts                                        5,180             171
                                                                  --------------
Total Retail-Auto Parts                                                     171
--------------------------------------------------------------------------------
RETAIL-CATALOG SHOPPING -- 0.1%

MSC Industrial Direct, Cl A                                 520              21
                                                                  --------------
Total Retail-Catalog Shopping                                                21
--------------------------------------------------------------------------------
RETAIL-DISCOUNT -- 0.4%

Citi Trends*                                              4,200             145
                                                                  --------------
Total Retail-Discount                                                       145
--------------------------------------------------------------------------------
RETAIL-PROPANE DISTRIBUTION -- 0.4%

Star Gas Partners*                                       67,200             167
                                                                  --------------
Total Retail-Propane Distribution                                           167
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.1%

Morton's Restaurant Group*                                3,400              52
                                                                  --------------
Total Retail-Restaurants                                                     52
--------------------------------------------------------------------------------
RETAIL-SPORTING GOODS -- 1.4%

Dick's Sporting Goods*                                    5,700             259
Hibbett Sporting Goods*                                   9,499             249
Zumiez*                                                   1,900              51
                                                                  --------------
Total Retail-Sporting Goods                                                 559
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 0.5%

Blockbuster, Cl A*                                       57,351   $         220
                                                                  --------------
Total Retail-Video Rental                                                   220
--------------------------------------------------------------------------------
SATELLITE TELECOM -- 0.3%

Loral Space & Communications*                             4,900             129
                                                                  --------------
Total Satellite Telecom                                                     129
--------------------------------------------------------------------------------
SCHOOLS -- 1.8%

DeVry*                                                    4,985             106
ITT Educational Services*                                 5,960             395
Strayer Education                                         2,000             217
                                                                  --------------
Total Schools                                                               718
--------------------------------------------------------------------------------
SCHOOLS-DAY CARE -- 0.1%

Bright Horizons Family Solutions*                         1,440              60
                                                                  --------------
Total Schools-Day Care                                                       60
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.6%

Anadigics*                                               19,050             137
Standard Microsystems*                                    4,200             119
                                                                  --------------
Total Semiconductor Components-Integrated
   Circuits                                                                 256
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 1.3%

Brooks Automation*                                        9,300             121
Cabot Microelectronics*                                   4,900             141
Credence Systems*                                        23,500              67
Entegris*                                                11,505             126
Varian Semiconductor Equipment Associates*                1,995              73
                                                                  --------------
Total Semiconductor Equipment                                               528
--------------------------------------------------------------------------------
SOFTWARE TOOLS -- 0.2%

Borland Software*                                        10,976              63
                                                                  --------------
Total Software Tools                                                         63
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 1.6%

CommScope*                                               16,675             548
Plantronics                                               6,600             116
                                                                  --------------
Total Telecommunications Equipment                                          664
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 1.9%

Cbeyond*                                                 10,427             286
Global Crossing*                                          6,100             125
Iowa Telecommunications Services                          4,053              80
NeuStar, Cl A*                                            4,205             117
Time Warner Telecom, Cl A*                                9,270             176
                                                                  --------------
Total Telecommunications Services                                           784
--------------------------------------------------------------------------------

OLD MUTUAL STRATEGIC SMALL COMPANY FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 0.3%

IDT, Cl B*                                                7,200   $         104
                                                                  --------------
Total Telephone-Integrated                                                  104
--------------------------------------------------------------------------------
TELEVISION -- 0.7%

Sinclair Broadcast Group, Cl A                           34,916             274
                                                                  --------------
Total Television                                                            274
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.5%

Theravance*                                               6,935             188
                                                                  --------------
Total Therapeutics                                                          188
--------------------------------------------------------------------------------
TRANSACTIONAL SOFTWARE -- 0.7%

VeriFone Holdings*                                        9,835             281
                                                                  --------------
Total Transactional Software                                                281
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASING -- 0.6%

GATX                                                      3,394             140
Greenbrier                                                3,300              96
                                                                  --------------
Total Transport-Equipment & Leasing                                         236
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 0.6%

Forward Air                                               3,450             114
JB Hunt Transport Services                                6,930             144
                                                                  --------------
Total Transport-Truck                                                       258
--------------------------------------------------------------------------------
TRAVEL SERVICES -- 0.3%

Ambassadors Group                                         3,990             113
                                                                  --------------
Total Travel Services                                                       113
--------------------------------------------------------------------------------
WEB HOSTING/DESIGN -- 0.8%

Equinix*                                                  3,295             198
Website Pros*                                            13,157             143
                                                                  --------------
Total Web Hosting/Design                                                    341
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS -- 1.3%

General Cable*                                            7,180             274
Superior Essex*                                           7,000             240
                                                                  --------------
Total Wire & Cable Products                                                 514
                                                                  --------------
TOTAL COMMON STOCK (COST $38,294)                                        40,285
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES -- 1.0%

INDEX FUND-SMALL CAP -- 1.0%

iShares Russell 2000 Growth Index Fund                    4,100   $         297
iShares Russell 2000 Index Fund                           1,400             101
                                                                  --------------
TOTAL INVESTMENT COMPANIES (COST $388)                                      398
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%

Morgan Stanley
   5.05%, dated 09/29/06, to be repurchased on
   10/02/06, repurchase price $491,275
   (collaterlized by a U.S. Treasury obligation,
   par value $1,327,075, 6.50%, 11/15/26, total
   market value $500,878)(D)                       $        491             491
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $491)                                      491
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.6% (COST $39,173)                               41,174
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.6)%                                (259)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0 %                                             $      40,915
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL TS&W SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: THOMPSON, SIEGEL & WALMSLEY, INC.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. For the six-month period ended September 30, 2006, the Old Mutual TS&W Small Cap Value Fund (the "Fund") Class Z shares posted a (3.20%) return, underperforming the (0.22%) return posted by its benchmark, the Russell 2000(R) Value Index. The Fund outperformed the (5.26%) return posted by its peer group, the Lipper Small-Cap Core Funds Average, for the same time period. Performance for all shares classes can be found on page 97.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The six-month period ending September 30, 2006 can be characterized by volatility sparked by a pronounced shift in market psychology that took hold during the third quarter. This shift was evidenced by a distinct flight to quality as investors moved toward more defensive stocks and away from cyclical holdings, as increasing interest rates heightened fears of a global economic deceleration and potential recession. In the months leading up to the third quarter, more economically-sensitive, higher beta stocks delivered the strongest returns.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. Sub-advisor, Thompson, Siegel & Walmsley, Inc. ("TS&W"), was able to generate relative outperformance in the financials, health care and energy sectors. World Acceptance, a small loan consumer financing company, produced robust results fueled by stronger than expected organic loan growth, coupled with growth opportunities in Mexico. Secure ID card, printer and software manufacturer, Fargo Electronics, was acquired by HID Global Corporation (no longer a Fund holding) and had strong performance during the period. Maverick Tube, a manufacturer of tubular steel products, was acquired by Tenaris (no longer a Fund holding) and was also a top performer during the period.

      The Fund's outperforming sectors were offset by index-trailing returns in other economic sectors including the industrials, materials and consumer discretionary sectors. American Science & Engineering, JOS A Bank Clothiers and DRS Technologies (no longer a Fund holding) detracted from returns relative to the index. American Science & Engineering, a manufacturer of x-ray inspection equipment, was negatively impacted by a deceleration in orders for its Z-Backscatter vans compared to the prior year. Men's apparel retailer, JOS A Bank Clothiers was negatively impacted by an adverse shift in its sales mix toward lower margin, discounted goods. A supplier of defense electronics to the U.S. military, DRS Technologies, was negatively impacted by integration issues surrounding its acquisition of Engineered Support Solutions. The position in DRS Technologies was sold in the last quarter of the period as the catalyst for owning the stock was viewed as being impaired. TS&W continues to own American Science & Engineering and views the risk/reward as attractive. The catalysts with respect to the company's leading technologies in passenger and baggage screening at airports, as well as container screening at ports, remain. Moreover, the political environment continues to favor those companies with superior technology in the homeland defense area. The Fund also continues to own JOS A Bank, as the adverse shift in gross margins appears to be a one-quarter occurrence. Indeed, the company has since seen a return to a more normalized sales mix, and the stock has risen from its lows.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006, THE OLD MUTUAL TS&W SMALL CAP VALUE FUND CLASS Z UNDERPERFORMED THE RUSSELL 2000(R) VALUE INDEX, BUT OUTPERFORMED THE LIPPER SMALL-CAP CORE FUNDS AVERAGE.

o THE SUB-ADVISOR WAS ABLE TO GENERATE RELATIVE OUTPERFORMANCE IN THE FINANCIALS, HEALTH CARE, AND ENERGY SECTORS.

o THE FUND'S OUTPERFORMING SECTORS WERE OFFSET BY INDEX-TRAILING RETURNS IN OTHER ECONOMIC SECTORS INCLUDING THE INDUSTRIALS, MATERIALS AND CONSUMER DISCRETIONARY SECTORS.

                                                       TS&W Small Cap Value Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: THOMPSON, SIEGEL & WALMSLEY, INC.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

Philadelphia Consolidated Holding                                           2.1%
--------------------------------------------------------------------------------
Jones Lang LaSalle                                                          2.1%
--------------------------------------------------------------------------------
El Paso Electric                                                            1.9%
--------------------------------------------------------------------------------
GATX                                                                        1.9%
--------------------------------------------------------------------------------
Airgas                                                                      1.6%
--------------------------------------------------------------------------------
LaSalle Hotel Properties                                                    1.6%
--------------------------------------------------------------------------------
Selective Insurance Group                                                   1.6%
--------------------------------------------------------------------------------
Aaron Rents                                                                 1.5%
--------------------------------------------------------------------------------
World Fuel Services                                                         1.5%
--------------------------------------------------------------------------------
Energen                                                                     1.5%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           17.3%
--------------------------------------------------------------------------------

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE SMALL-CAP VALUE EQUITY MARKET?

A. TS&W believes that economic data are likely to continue sending mixed signals in the months ahead, but the firm maintains a positive outlook for small-cap stocks heading into the final quarter of 2006. TS&W's belief is based on its expectation of continued expansion of corporate profits and cash flow, a favorable inflation and interest rate environment, and reasonable equity valuations. TS&W believes that U.S. economic growth will continue at a sustainable pace, albeit at a slower rate than that of the last three years. Inflation pressures, a prominent market concern earlier this year, may gradually abate. Moderate growth and mild inflation can be very attractive for stock investors, especially if such an environment keeps long-term interest rates at favorable levels and prompts the Federal Reserve to resume a more accommodative monetary policy.

      The firm's value investment philosophy and disciplined process are focused on identifying small-cap opportunities in new areas while avoiding being swayed by news headlines and event-driven pressures.

TS&W Small Cap Value Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                     SIX      ONE     THREE    FIVE    ANNUALIZED
                                       INCEPTION    MONTH    YEAR     YEAR     YEAR     INCEPTION
                                          DATE     RETURN   RETURN   RETURN   RETURN     TO DATE
-------------------------------------------------------------------------------------------------
Class Z*                                07/31/00   (3.20)%   8.24%   22.53%   20.20%     19.99%
Class A with load                       07/31/03   (8.84)%   1.80%   19.83%     n/a      19.80%
Class A without load                    07/31/03   (3.29)%   8.02%   22.23%     n/a      22.06%
Class C with load                       07/31/03   (4.62)%   6.23%   21.31%     n/a      21.15%
Class C without load                    07/31/03   (3.66)%   7.21%   21.31%     n/a      21.15%
Russell 2000(R) Value Index             07/31/00   (0.22)%  14.01%   19.04%   16.96%     15.25%
Lipper Small-Cap Core Funds Average+    07/31/00   (5.26)%   7.55%   15.46%   13.53%      9.69%
-------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

* Data prior to July 25, 2003 includes performance of a predecessor fund whose inception date was July 31, 2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the 1940 Act, nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

+ Returns represent the average return of the funds that comprised the Lipper Small-Cap Core Funds Average as of the beginning of each applicable return period.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                 7/31/00        Mar-01        Mar-02        Mar-03
Old Mutual TS&W Small Cap Value
   Fund - Class Z                     $    10,000   $ 11,863      $  15,439      $ 13,254
Russell 2000(R) Value Index           $    10,000   $ 11,338      $  14,030      $ 10,765
Lipper Small-Cap Core Funds Average   $    10,000   $  9,761      $  11,673      $ 8,658

Initial Investment Date                  Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual TS&W Small Cap Value
   Fund - Class Z                     $    21,020   $ 25,903      $  31,781      $ 30,764
Russell 2000(R) Value Index           $    17,708   $ 19,441      $  24,062      $ 24,009
Lipper Small-Cap Core Funds Average   $    13,884   $ 14,980      $  18,486      $ 17,514

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2000 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Basic Materials                                                             (6%)
Cash                                                                        (1%)
Consumer Cyclical                                                          (11%)
Consumer Non-Cyclical                                                       (3%)
Investment Company                                                          (1%)
Energy                                                                      (8%)
Financial                                                                  (27%)
Health Care                                                                 (6%)
Industrial                                                                 (19%)
Technology                                                                 (13%)
Utilities                                                                   (5%)

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.1%

AEROSPACE/DEFENSE-EQUIPMENT -- 0.9%

Curtiss-Wright                                           19,900   $         604
                                                                  --------------
Total Aerospace/Defense-Equipment                                           604
--------------------------------------------------------------------------------
AIRLINES -- 0.7%

Mesa Air Group*                                          56,800             441
                                                                  --------------
Total Airlines                                                              441
--------------------------------------------------------------------------------
AUCTION HOUSE/ART DEALER -- 1.1%

Sotheby's                                                22,300             719
                                                                  --------------
Total Auction House/Art Dealer                                              719
--------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT/AGGREGATE -- 1.1%

Texas Industries                                         13,400             698
                                                                  --------------
Total Building Products-Cement/Aggregate                                    698
--------------------------------------------------------------------------------
BUILDING-HEAVY CONSTRUCTION -- 2.4%

Chicago Bridge & Iron                                    39,100             941
Granite Construction                                     11,700             624
                                                                  --------------
Total Building-Heavy Construction                                         1,565
--------------------------------------------------------------------------------
COMMERCIAL BANKS-CENTRAL US -- 1.9%

Sterling Bancshares                                      31,000             628
Wintrust Financial                                       12,550             629
                                                                  --------------
Total Commercial Banks-Central US                                         1,257
--------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 3.8%

CVB Financial                                            38,356             567
Hanmi Financial                                          32,200             631
Sterling Financial                                       18,900             613
UCBH Holdings                                            39,700             693
                                                                  --------------
Total Commercial Banks-Western US                                         2,504
--------------------------------------------------------------------------------
COMPUTER AIDED DESIGN -- 0.9%

Ansys*                                                   13,600             601
                                                                  --------------
Total Computer Aided Design                                                 601
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.2%

Perot Systems, Cl A*                                     57,250             789
                                                                  --------------
Total Computer Services                                                     789
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.1%

Micros Systems*                                          13,400             656
MTS Systems                                              22,000             711
                                                                  --------------
Total Computers-Integrated Systems                                        1,367
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 1.3%

Imation                                                  20,500             823
                                                                  --------------
Total Computers-Memory Devices                                              823
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares    Value (000)
--------------------------------------------------------------------------------
COMPUTERS-VOICE RECOGNITION -- 0.9%

Talx                                                     25,250   $         619
                                                                  --------------
Total Computers-Voice Recognition                                           619
--------------------------------------------------------------------------------
CONSUMER PRODUCTS-MISCELLANEOUS -- 1.0%

Yankee Candle                                            23,200             679
                                                                  --------------
Total Consumer Products-Miscellaneous                                       679
--------------------------------------------------------------------------------
DECISION SUPPORT SOFTWARE -- 0.6%

SPSS*                                                    15,500             386
                                                                  --------------
Total Decision Support Software                                             386
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.9%

AO Smith                                                 19,750             779
ESCO Technologies*                                       10,700             492
                                                                  --------------
Total Diversified Manufacturing Operations                                1,271
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS-MISCELLANEOUS -- 1.1%

Lamson & Sessions*                                       29,000             691
                                                                  --------------
Total Electric Products-Miscellaneous                                       691
--------------------------------------------------------------------------------
ELECTRIC-INTEGRATED -- 2.9%

El Paso Electric*                                        56,700           1,267
Westar Energy                                            27,200             639
                                                                  --------------
Total Electric-Integrated                                                 1,906
--------------------------------------------------------------------------------
ELECTRONIC SECURITY DEVICES -- 1.0%

American Science & Engineering*                          13,500             655
                                                                  --------------
Total Electronic Security Devices                                           655
--------------------------------------------------------------------------------
ENERGY-ALTERNATE SOURCES -- 0.5%

Headwaters*                                              14,900             348
                                                                  --------------
Total Energy-Alternate Sources                                              348
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.1%

Sybase*                                                  29,200             708
                                                                  --------------
Total Enterprise Software/Services                                          708
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.1%

THQ*                                                     25,500             744
                                                                  --------------
Total Entertainment Software                                                744
--------------------------------------------------------------------------------
FILTRATION/SEPARATION PRODUCTS -- 1.1%

Clarcor                                                  23,000             701
                                                                  --------------
Total Filtration/Separation Products                                        701
--------------------------------------------------------------------------------
FINANCE-CONSUMER LOANS -- 2.6%

Asta Funding                                             21,200             795
World Acceptance*                                        21,200             932
                                                                  --------------
Total Finance-Consumer Loans                                              1,727
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
FOOD-RETAIL -- 0.6%

Great Atlantic & Pacific Tea                             17,550   $         423
                                                                  --------------
Total Food-Retail                                                           423
--------------------------------------------------------------------------------
GAMBLING (NON-HOTEL) -- 0.6%

Isle of Capri Casinos*                                   18,450             389
                                                                  --------------
Total Gambling (Non-Hotel)                                                  389
--------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 1.5%

Energen                                                  23,550             986
                                                                  --------------
Total Gas-Distribution                                                      986
--------------------------------------------------------------------------------
GOLD MINING -- 1.4%

Royal Gold                                               32,700             887
                                                                  --------------
Total Gold Mining                                                           887
--------------------------------------------------------------------------------
INDUSTRIAL GASES -- 1.6%

Airgas                                                   29,600           1,071
                                                                  --------------
Total Industrial Gases                                                    1,071
--------------------------------------------------------------------------------
INSURANCE BROKERS -- 1.4%

Hilb Rogal & Hobbs                                       21,200             904
                                                                  --------------
Total Insurance Brokers                                                     904
--------------------------------------------------------------------------------
MACHINERY-CONSTRUCTION & MINING -- 2.2%

Bucyrus International, Cl A                              15,700             666
JLG Industries                                           38,800             769
                                                                  --------------
Total Machinery-Construction & Mining                                     1,435
--------------------------------------------------------------------------------
MACHINERY-FARM -- 1.0%

AGCO*                                                    26,700             677
                                                                  --------------
Total Machinery-Farm                                                        677
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.0%

Sierra Health Services*                                  17,200             651
                                                                  --------------
Total Medical-HMO                                                           651
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.2%

Amedisys*                                                20,300             805
                                                                  --------------
Total Medical-Outpatient/Home Medical                                       805
--------------------------------------------------------------------------------
OFFICE SUPPLIES & FORMS -- 1.0%

John H. Harland                                          18,800             685
                                                                  --------------
Total Office Supplies & Forms                                               685
--------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 3.7%

Berry Petroleum, Cl A                                    24,600             693
GMX Resources*                                           15,500             486
Penn Virginia                                             9,650             612
Unit*                                                    14,200             653
                                                                  --------------
Total Oil Companies-Exploration & Production                              2,444
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 0.6%

Gulf Island Fabrication                                  16,100   $         420
                                                                  --------------
Total Oil Field Machinery & Equipment                                       420
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.0%

Universal Compression Holdings*                          12,400             663
                                                                  --------------
Total Oil-Field Services                                                    663
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 5.5%

FPIC Insurance Group*                                    16,700             661
Philadelphia Consolidated Holding*                       34,400           1,368
PMA Capital, Cl A*                                       59,600             526
Selective Insurance Group                                19,400           1,021
                                                                  --------------
Total Property/Casualty Insurance                                         3,576
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 2.1%

Jones Lang LaSalle                                       15,800           1,351
                                                                  --------------
Total Real Estate Management/Services                                     1,351
--------------------------------------------------------------------------------
REITS-APARTMENTS -- 1.1%

Post Properties                                          14,600             694
                                                                  --------------
Total REITs-Apartments                                                      694
--------------------------------------------------------------------------------
REITS-DIVERSIFIED -- 1.1%

PS Business Parks                                        11,700             706
                                                                  --------------
Total REITs-Diversified                                                     706
--------------------------------------------------------------------------------
REITS-HEALTH CARE -- 1.0%

Omega Healthcare Investors                               44,400             666
                                                                  --------------
Total REITs-Health Care                                                     666
--------------------------------------------------------------------------------
REITS-HOTELS -- 1.6%

LaSalle Hotel Properties                                 24,100           1,044
                                                                  --------------
Total REITs-Hotels                                                        1,044
--------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 2.4%

Corporate Office Properties Trust                        17,200             770
Parkway Properties                                       17,200             799
                                                                  --------------
Total REITs-Office Property                                               1,569
--------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 2.9%

Aaron Rents                                              43,725           1,005
Dollar Thrifty Automotive Group*                         20,400             909
                                                                  --------------
Total Rental Auto/Equipment                                               1,914
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.4%

Kendle International*                                    29,200             935
                                                                  --------------
Total Research & Development                                                935
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 0.3%

Intrawest                                                 5,980             207
                                                                  --------------
Total Resorts/Theme Parks                                                   207
--------------------------------------------------------------------------------

OLD MUTUAL TS&W SMALL CAP VALUE FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Description                                              Shares     Value (000)
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 1.2%

Respironics*                                             21,000   $         811
                                                                  --------------
Total Respiratory Products                                                  811
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 3.5%

Charming Shoppes*                                        53,900             770
Children's Place*                                        11,200             717
JOS A Bank Clothiers*                                    26,925             807
                                                                  --------------
Total Retail-Apparel/Shoe                                                 2,294
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 1.2%

Casey's General Stores                                   36,550             814
                                                                  --------------
Total Retail-Convenience Store                                              814
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 1.1%

Longs Drug Stores                                        15,200             699
                                                                  --------------
Total Retail-Drug Store                                                     699
--------------------------------------------------------------------------------
RETAIL-PAWN SHOPS -- 2.4%

Cash America International                               22,600             883
Ezcorp, Cl A*                                            17,300             669
                                                                  --------------
Total Retail-Pawn Shops                                                   1,552
--------------------------------------------------------------------------------
RETAIL-PETROLEUM PRODUCTS -- 1.5%

World Fuel Services                                      24,400             987
                                                                  --------------
Total Retail-Petroleum Products                                             987
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 1.3%

Jack in the Box*                                         16,600             866
                                                                  --------------
Total Retail-Restaurants                                                    866
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 0.5%

WSFS Financial                                            4,800             299
                                                                  --------------
Total S&L/Thrifts-Eastern US                                                299
--------------------------------------------------------------------------------
STEEL-PRODUCERS -- 1.1%

Schnitzer Steel Industries, Cl A                         23,300             735
                                                                  --------------
Total Steel-Producers                                                       735
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.7%

CommScope*                                               24,300             798
Comtech Telecommunications*                              28,650             959
                                                                  --------------
Total Telecommunications Equipment                                        1,757
--------------------------------------------------------------------------------
TOYS -- 1.1%

Marvel Entertainment*                                    30,300             731
                                                                  --------------
Total Toys                                                                  731
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Shares/Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
TRANSACTIONAL SOFTWARE -- 1.0%

Transaction Systems Architects*                          18,700   $         642
                                                                  --------------
Total Transactional Software                                                642
--------------------------------------------------------------------------------
TRANSPORT-EQUIPMENT & LEASING -- 1.9%

GATX                                                     30,600           1,266
                                                                  --------------
Total Transport-Equipment & Leasing                                       1,266
--------------------------------------------------------------------------------
TRANSPORT-MARINE -- 1.2%

Kirby*                                                   24,100             755
                                                                  --------------
Total Transport-Marine                                                      755
--------------------------------------------------------------------------------
TRANSPORT-SERVICES -- 1.3%

Bristow Group*                                           24,800             853
                                                                  --------------
Total Transport-Services                                                    853
--------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 1.2%

Celadon Group*                                           47,525             791
                                                                  --------------
Total Transport-Truck                                                       791
--------------------------------------------------------------------------------
VETERINARY DIAGNOSTICS -- 1.5%

VCA Antech*                                              26,800             966
                                                                  --------------
Total Veterinary Diagnostics                                                966
                                                                  --------------
TOTAL COMMON STOCK (COST $46,964)                                        63,723
--------------------------------------------------------------------------------
INVESTMENT COMPANY -- 1.0%

INDEX FUND-SMALL CAP -- 1.0%

iShares Russell 2000 Value Index Fund                     8,900             656
                                                                  --------------
TOTAL INVESTMENT COMPANY (COST $604)                                        656
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%

Morgan Stanley
   5.20%, dated 09/29/06, to be
   repurchased on 10/02/06, repurchase
   price $782,197 (collateralized by
   various U.S. Government obligations,
   ranging in par value from $110,000 -
   $705,000, 5.20% - 5.50%,
   09/28/07 - 07/20/20, total market
   value $797,558)(D)                              $        782             782
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $782)                                      782
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.3% (COST $48,350)                                65,161
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.7%                                   476
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $      65,637
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL CASH RESERVES FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: WELLINGTON MANAGEMENT COMPANY, LLP

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?

A. The Old Mutual Cash Reserves Fund (the "Fund") Class Z shares returned 2.20% for the six-month period ended September 30, 2006, outperforming the 2.13% return of its peer group, the Lipper Money Market Funds Average.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. The U.S. financial markets remained volatile during the period as economic data continued to be mixed. The economy showed signs of slowing as manufacturing expanded less than forecast while housing and construction dragged the index lower, even as retailers, health care and finance firms reported an increase in activity. Meanwhile, consumers, faced with high energy prices, higher interest rates, and a slowing housing market, spent less and worried about the short-term outlook of the economy.

      During the first half of the period, inflation concerns led the Federal Reserve ("Fed") to uphold its reputation as an inflation-fighter and raise rates for the seventeenth straight time to 5.25% at its meeting on June 29, 2006. However, these inflation concerns moderated and at period end the rate was unchanged at 5.25%, in-line with market expectations. The money market yield curve gyrated during the period, with the back end of the curve inverted based on the prospect of lower interest rates.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. As the Fed's rate hikes continued, most of the Fund's purchases were concentrated in shorter term issues in order to react quickly to rising interest rates. The Fund's sub-advisor, Wellington Management Company, LLP ("Wellington"), focused on high quality commercial paper, bank issues and floating-rate issues.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE SHORT-TERM FIXED-INCOME MARKET?

A. Wellington believes that the Fed's most recent pause with the Fed Funds rate at 5.25% may be maintained into much of 2007. The Fed is waiting to see the delayed impact to the economy of the cumulative rate hikes since 2004, including the impact to consumers and the housing market. In addition, Wellington believes the Fed will watch for signs that inflation remains contained. Yields in the short-term fixed-income market are still the highest along the yield curve and the sub-advisor will look to extend the average maturity of the Fund if additional Fed hikes get priced into the market.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o THE OLD MUTUAL CASH RESERVES FUND OUTPERFORMED ITS PEER GROUP, THE LIPPER MONEY MARKET FUNDS AVERAGE, FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006.

o AS THE FEDERAL RESERVE'S RATE HIKES CONTINUED, MOST OF THE FUND'S PURCHASES WERE CONCENTRATED IN SHORTER TERM ISSUES IN ORDER TO REACT QUICKLY TO THE RISING INTEREST RATES.

o THE SUB-ADVISOR FOCUSED ON HIGH QUALITY COMMERCIAL PAPER, BANK ISSUES AND FLOATING RATE ISSUES DURING THE PERIOD.

                                                              Cash Reserves Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                  SIX      ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED   ANNUALIZED
                                     INCEPTION   MONTH     YEAR      3 YEAR       5 YEAR       10 YEAR     INCEPTION
                                       DATE      RETURN   RETURN     RETURN       RETURN       RETURN       TO DATE
--------------------------------------------------------------------------------------------------------------------
Class Z                              04/04/95    2.20%     3.99%      2.07%        1.61%        3.29%        3.53%
Lipper Money Market Funds Average+   03/31/95    2.13%     3.83%      2.03%        1.59%        3.25%        3.53%
--------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

+ Returns represent the average return of the funds that comprised the Lipper Money Market Funds Average as of the beginning of each applicable return period.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [BAR CHART]

                                                                      Six Months
Old Mutual Cash Reserves Fund -- Class Z                                 2.20%
Lipper Money Market Funds Average                                        2.13%

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Cash                                                                       (19%)
Commercial Paper                                                           (53%)
Corporate Bonds                                                             (7%)
Certificates of Deposit                                                    (21%)

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                       Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 21.3%

Abbey National
   5.420%, 02/08/07                                $        700   $         700
Anz Delaware
   4.810%, 01/29/07                                         600             600
Bank of America
   5.210%, 04/19/07                                         500             500
Barclays Bank
   5.500%, 06/18/07                                         500             500
BNP Paribas Finance
   5.330%, 04/30/07                                         500             500
Credit Suisse
   4.535%, 10/17/06                                         600             600
Deutsche Bank Financial
   4.940%, 02/06/07                                         350             350
Fortis Bank
   5.690%, 07/23/07                                         350             350
HBOS Treasury Services
   4.840%, 01/30/07                                         600             600
Societe Generale
   5.670%, 07/23/07                                         350             350
State Street Bank
   5.360%, 12/15/06                                       1,000           1,000
Svenska Handels
   4.810%, 12/27/06                                         700             700
Wells Fargo Bank
   5.090%, 03/29/07                                         700             700
                                                                  --------------
TOTAL CERTIFICATES OF DEPOSIT (COST $7,450)                               7,450
--------------------------------------------------------------------------------
COMMERCIAL PAPER (E) -- 52.3%

Cargill
   5.270%, 10/20/06                                       1,000             997
Clipper Receivables
   5.260%, 10/18/06                                         700             698
CRC Funding
   5.270%, 10/10/06                                         500             499
Fairway Finance
   5.260%, 10/16/06                                         700             699
Galaxy Funding
   5.260%, 12/18/06                                         700             692
General Electric Capital
   5.240%, 11/06/06                                       1,100           1,094
Greyhawk Funding
   5.265%, 11/08/06                                         500             497
International Lease Financing
   5.270%, 10/06/06                                       1,000             999
Jupiter Securitization
   5.260%, 10/11/06                                         700             699
Mass Mutual Funding
   5.350%, 10/26/06                                       1,000             996
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (E) -- CONTINUED

Metlife Funding
   5.270%, 12/05/06                                $      1,000   $         991
Mont Blanc
   5.250%, 10/10/06                                         500             499
Morgan Stanley
   5.340%, 10/20/06                                         700             698
National Rural Utilities
   5.250%, 10/25/06                                       1,000             997
Old Line Funding
   5.260%, 10/12/06                                         700             699
Park Avenue
   5.260%, 10/12/06                                         700             699
Preferred Receivable Funding
   5.260%, 10/24/06                                         700             698
Prudential Funding
   5.250%, 10/20/06                                       1,000             997
Sysco
   5.250%, 10/05/06                                       1,000             999
Thunder Bay
   5.290%, 10/05/06                                         700             700
Total Capital
   5.240%, 10/30/06                                       1,000             996
Variable Funding
   5.250%, 10/19/06                                         700             698
Windmill Funding
   5.270%, 10/03/06                                         700             700
                                                                  --------------
TOTAL COMMERCIAL PAPER (COST $18,241)                                    18,241
--------------------------------------------------------------------------------
CORPORATE BONDS -- 3.9%

Credit Suisse First Boston
   4.790%, 01/24/07                                         400             400
International Business Machines (F)
   5.364%, 06/28/07                                         500             500
Royal Bank Scotland
   4.815%, 01/18/07                                         450             450
                                                                  --------------
TOTAL CORPORATE BONDS (COST $1,350)                                       1,350
--------------------------------------------------------------------------------
MORTGAGE RELATED -- 3.0%

Holmes Finance, 144A (F)
   5.399%, 07/15/07                                         230             230
IMT, 144A (F)
   5.306%, 05/27/38                                         295             295
Mound Financing, 144A (F)
   5.300%, 05/08/07                                         180             180
Perma (F)
   5.360%, 03/10/07                                         360             360
                                                                  --------------
TOTAL MORTGAGE RELATED (COST $1,065)                                      1,065
--------------------------------------------------------------------------------

OLD MUTUAL CASH RESERVES FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                       Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 18.6%

Deutsche Bank
   5.33%, dated 09/29/06, to be repurchased
   on 10/02/06, repurchase price $6,502,887
   (collateralized by various U.S. Government
   obligations, 5.00% - 5.50%, 09/01/19 -
   06/01/36, ranging in par value from
   $3,539,975 - $4,051,574, total market
   value $6,630,000)(D)                            $      6,500   $       6,500
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $6,500)                                  6,500
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.1% (COST $34,606)                                34,606
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.9%                                   302
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $      34,908
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: DWIGHT ASSET MANAGEMENT COMPANY

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund") Class Z shares posted a positive return of 3.27% for the six-month period ended September 30, 2006. The Fund slightly underperformed its benchmark, the Lehman Intermediate U.S. Aggregate Index, which gained 3.54%, and the Lipper Intermediate Investment-Grade Debt Funds Average return of 3.30%. Performance for all share classes can be found on page 107.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. For the past two plus years, the Federal Open Market Committee ("FOMC") has increased interest rates to help slow domestic economic growth and to ward off inflation. From June 2004 to June 2006 the FOMC increased interest rates from 1.00% to 5.25%. During that time, U.S. Treasury yields increased as well, providing a challenging backdrop for fixed-income investors. As it became apparent domestic economic growth was slowing and the housing market was cooling off, speculation increased as to when the FOMC would take a pause in its cycle of increasing interest rates. After seventeen consecutive 0.25% rate increases, the FOMC did indeed take a break at its August 8 meeting, leaving interest rates unchanged for the first time since May of 2004. The pause in rate increases spurred a strong rally in domestic financial markets, with major stock and bond indexes posting impressive gains during the third quarter.

      There was a significant amount of volatility in the Treasury market during the period. U.S. Treasury yields rose sharply during the second quarter, increasing by 0.20% to 0.40% across the yield curve as continued increases in interest rates by the Federal Reserve Bank ("Fed") coupled with the uncertainty surrounding the future direction of Fed policy pushed yields higher. U.S. Treasury yields fell just as quickly during the third quarter as evidence of slowing growth and the Fed's pause in raising interest rates spurred a rally that dropped yields at least 40 basis points across the curve. The rally in the Treasury market during the third quarter boosted bond fund returns, leading to one of the best quarters for bonds in the past several years.

      The movements in U.S. Treasury yields over the period had the largest impact on the Fund's performance relative to its benchmark. The duration of the Fund was positioned defensively across the period to help mitigate the adverse price impact of rising interest rates. This strategy was additive to the Fund's relative performance during the second quarter as interest rates rose, but detracted from performance during the third quarter as a result of the bond market rally. In general, a shorter duration fund will outperform a longer duration fund with similar holdings in a rising interest rate environment and underperform the longer duration fund in a falling interest rate environment.

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o THE OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS Z SHARES SLIGHTLY UNDERPERFORMED ITS BENCHMARK, THE LEHMAN INTERMEDIATE U.S. AGGREGATE INDEX, AND THE LIPPER INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS AVERAGE DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006.

o THE FUND BENEFITED FROM ITS OVERWEIGHT TO NON-TREASURY ISSUES, SPECIFICALLY ASSET-BACKED SECURITIES AND COMMERCIAL AND RESIDENTIAL MORTGAGE-BACKED SECURITIES DURING THE LATTER HALF OF THE PERIOD.

                                           Dwight Intermediate Fixed Income Fund

OLD MUTUAL DWIGHT INTERMEDIATE
FIXED INCOME FUND -- CONTINUED
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: DWIGHT ASSET MANAGEMENT COMPANY

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

FGLMC TBA, 5.500%, 10/15/36                                                 9.5%
--------------------------------------------------------------------------------
FNMA TBA, 5.000%, 10/01/36                                                  6.9%
--------------------------------------------------------------------------------
FNMA TBA, 5.000%, 10/01/21                                                  4.6%
--------------------------------------------------------------------------------
FNMA TBA, 5.500%, 10/15/21                                                  2.8%
--------------------------------------------------------------------------------
FNMA TBA, 6.500%, 10/01/36                                                  1.8%
--------------------------------------------------------------------------------
JPMorgan Mortgage Acquisition Ser 2006-FRE2, Cl A3                          1.6%
--------------------------------------------------------------------------------
Long Beach Mortgage Loan Trust, Ser 2006-WL3, Cl 2A2                        1.5%
--------------------------------------------------------------------------------
ACE Securities, Ser 2006-FM1, Cl A2B                                        1.5%
--------------------------------------------------------------------------------
Merril Lynch Mortgage Investors, Ser 2006-SL2, Cl A                         1.5%
--------------------------------------------------------------------------------
U.S. Treasury Bond,4.625%, 08/31/11                                         1.5%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           33.2%
--------------------------------------------------------------------------------

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. During the latter half of the period, the Fund benefited from its overweight to non-Treasury issues, specifically asset-backed securities and commercial and residential mortgage-backed securities. Each of these sectors outperformed duration-matched U.S. Treasuries during the third quarter. Commercial mortgage-backed securities were the best performing sector of the Lehman Intermediate U.S. Aggregate Index during the third quarter. Investors were drawn to the sector's relative stability amid concerns about corporate bonds, and the prepayment risk in residential mortgage-backed securities.

      The Fund's overweight allocation to non-Treasury securities modestly detracted from performance during the second quarter as investors reduced risk in their portfolios and favored U.S. Treasuries. However, the Fund's higher yield relative to the benchmark has contributed positively to Fund performance.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE INTERMEDIATE-TERM BOND MARKET?

A. The Fund's sub-advisor, Dwight Asset Management Company ("Dwight"), is forecasting that the economy will grow at a more moderate yet steady growth rate in the coming quarters, and that core inflation will remain above the Fed's 1-2% comfort level for the near term. Given these expectations, Dwight believes it is likely that the Fed will remain on hold in the near term, but the firm does not rule out the possibility that they will have to increase interest rates if inflationary pressures continue to persist.

      Risks to Dwight's outlook for a steady Fed include a much deeper than expected downturn in the housing market and/or an exogenous shock that disrupts consumer and business confidence. While the sub-advisor believes housing market weakness on its own will not undercut overall growth, it does make the economy vulnerable to other shocks. For signs of stress in the economy Dwight closely monitors the labor market, which acts as a linchpin in the firm's view.

      With the economy in decent shape and the Fed in a holding pattern, Dwight is biased towards higher interest rates in the coming quarter. The firm does not believe that the relatively low level of U.S. Treasury yields at quarter-end can be justified by current fundamentals. As a result, the Fund is positioned for higher interest rates in the coming months.

Dwight Intermediate Fixed Income Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                               SIX      ONE      THREE   ANNUALIZED
                                                  INCEPTION   MONTH     YEAR     YEAR    INCEPTION
                                                    DATE      RETURN   RETURN   RETURN    TO DATE
---------------------------------------------------------------------------------------------------
Class Z                                            07/31/03    3.27%    4.11%    4.07%      5.03%
Class A with load                                  07/31/03   (1.76)%  (1.01)%   2.16%      3.17%
Class A without load                               07/31/03    3.17%    3.88%    3.81%      4.77%
Class C with load                                  07/31/03    1.65%    2.08%    3.02%      3.98%
Class C without load                               07/31/03    2.65%    3.07%    3.02%      3.98%
Lehman Intermediate U.S. Aggregate Index           07/31/03    3.54%    3.84%    3.15%      3.84%
Lipper Intermediate Investment-Grade Debt Funds
   Average+                                        07/31/03    3.30%    3.15%    2.99%      3.89%
---------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

+ Returns represent the average return of the funds that comprised the Lipper Intermediate Investment-Grade Debt Funds Average as of the beginning of each applicable return period.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                                       7/31/03    Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Dwight Intermediate Fixed Income Fund - Class Z   $ 10,000   $ 10,618      $ 11,013      $ 11,311      $ 11,681
Lehman Intermediate U.S. Aggregate Index                     $ 10,000   $ 10,542      $ 10,635      $ 10,882      $ 11,267
Lipper Intermediate Investment-Grade Debt Funds Average      $ 10,000   $ 10,613      $ 10,699      $ 10,898      $ 11,257

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                  [PIE CHART]

Asset-Backed Securities                                                    (25%)
Cash                                                                        (8%)
Commercial Mortgages                                                       (14%)
Corporate Bonds                                                            (15%)
Mortgage Related                                                            (6%)
U.S. Treasury Obligations                                                   (3%)
U.S. Government Mortgage-Backed Obligations                                (29%)

OLD MUTUAL DWIGHT INTERMEDIATE
FIXED INCOME FUND -- CONTINUED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                      Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 39.6%

FGLMC TBA
   5.500%, 10/15/06                                $      1,025   $       1,011
FNMA TBA
   6.500%, 10/01/36                                         190             193
   6.000%, 10/20/21                                         140             142
   5.500%, 10/15/21                                         300             300
   5.000%, 10/01/21                                         500             491
   5.000%, 10/01/36                                         765             735
   4.500%, 10/20/21                                         140             135
                                                                  --------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS (COST $2,998)                                              3,007
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 35.2%

AUTO & TRANSPORTATION -- 2.3%

Chase Manhattan Auto Owner Trust,
   Ser 2003-A, Cl A4
   2.060%, 12/15/09                                          34              33
Harley-Davidson Motorcycle Trust,
   Ser 2002-1, Cl A2
   4.500%, 01/15/10                                          25              25
Harley-Davidson Motorcycle Trust,
   Ser 2003-1, Cl A2
   2.630%, 11/15/10                                          37              36
Harley-Davidson Motorcycle Trust,
   Ser 2003-3, Cl B
   2.280%, 05/15/11                                          20              20
WFS Financial Owner Trust ABA,
   Ser 2005-2, Cl A3
   4.170%, 12/17/09                                          58              58
                                                                  --------------
                                                                            172
--------------------------------------------------------------------------------
CREDIT CARD -- 2.0%

Metris Master Trust, Ser 2002-4, Cl A (F)
   5.710%, 05/20/11                                         150             150
--------------------------------------------------------------------------------
EQUIPMENT -- 2.9%

Aircraft Certificate Owner Trust,
   Ser 2003-1A, Cl D, 144A
   6.455%, 09/20/22                                          73              73
Aircraft Certificate Owner Trust,
   Ser 2003-1A, Cl C
   5.551%, 09/20/22                                           5               5
CNH Equipment Trust,
   Ser 2003-A, Cl A4B
   2.570%, 09/15/09                                          18              18
GE Corporate Asset Funding,
   Ser 2004-1A, Cl A2 (F)
   5.500%, 09/25/13                                          69              69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
EQUIPMENT -- CONTINUED

John Deere Owner Trust,
   Ser 2003-A, Cl A4
   2.440%, 06/15/10                                $         57   $          57
                                                                  --------------
                                                                            222
--------------------------------------------------------------------------------
HOME EQUITY LOANS -- 23.4%

ACE Securities, Ser 2006-FM1,
   Cl A2B (F)
   5.414%, 07/25/36                                         155             155
Centex Home Equity, Ser 2005-C,
   Cl AV2 (F)
   5.480%, 06/25/35                                          86              86
CIT Group Home Equity Loan Trust,
   Ser 2002-1, Cl AF5 (F)
   6.710%, 02/25/33                                           9              10
Countrywide Asset Backed Certificates,
   Ser 2003-5, Cl MF2
   5.959%, 11/25/33                                         100             100
Countrywide Asset-Backed Certificates,
   Ser 7, Cl AF6
   4.693%, 11/25/35                                          38              36
Equivantage Home Equity Loan Trust,
   Ser 1996-3, Cl A3
   7.700%, 09/25/27                                          14              14
Fannie Mae Whole Loan
   4.978%, 11/25/32                                          16              16
GEWMC, Ser 2005-1, Cl A2A (F)
   5.450%, 10/25/35                                          53              53
Household Home Equity Loan Trust,
   Ser 2006-2, Cl A1 (F)
   5.520%, 03/20/36                                         148             148
Indymac Home Equity Loan,
   Ser 2001-A, Cl AF6
   6.537%, 11/25/30                                           8               8
IXIS, Ser 2006-HE2, Cl A1 (F)
   5.390%, 08/25/36                                          56              56
JPMorgan Mortgage Acquisition,
   Ser 2006-FRE2, Cl A3 (F)
   5.510%, 02/25/36                                         165             165
JPMorgan Mortgage Acquisition,
   Ser 2006-CW1, Cl A2 (F)
   5.370%, 07/25/28                                          94              94
Long Beach Mortgage Loan Trust,
   Ser 2004-1, Cl A3 (F)
   5.624%, 02/25/34                                           1               1
Long Beach Mortgage Loan Trust,
   Ser 2006-WL3, Cl 2A2 (F)
   5.480%, 01/25/36                                         155             155
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
HOME EQUITY LOANS -- CONTINUED

Merril Lynch Mortgage Investors,
   Ser 2006-SL2, Cl A (F)
   5.480%, 05/25/37                                $        155   $         155
People's Financial Realty,
   Ser 2006-1, Cl 1A1 (F)
   5.438%, 09/25/36                                         147             147
Popular ABS Mortgage Pass Through Trust,
   Ser 2005-3, Cl AF1 (F)
   5.430%, 07/25/35                                          30              30
RAAC, Ser 2006-SP2, Cl A1 (F)
   5.400%, 02/25/36                                          76              76
Renaissance Home Equity Loan,
   Ser 2005-2, Cl AV1 (F)
   5.420%, 08/25/35                                          30              30
Residential Asset Mortgage Products,
   Ser 2004-RS4, Cl AI3
   4.003%, 01/25/30                                          42              41
Residential Asset Securities,
   Ser 2001-KS2, Cl AI5 (F)
   7.014%, 06/25/31                                          41              41
Residential Asset Securities,
   Ser 3002-KS3, Cl AI6
   5.960%, 09/25/31                                          37              37
Securitized Asset Backed Receivables (F)
   5.390%, 03/25/36                                          42              42
Structured Asset Investment Loan,
   Ser 2003-BC3, Cl M2 (F)
   8.255%, 04/25/33                                          75              75
Terwin Mortgage Trust,
   Ser 2004-1HE, Cl A1 (F)
   5.840%, 02/25/34                                           5               5
                                                                  --------------
                                                                          1,776
--------------------------------------------------------------------------------
INFRASTRUCTURE -- 1.3%

Comed Transitional Funding Trust,
   Ser 1998-1, Cl A6
   5.630%, 06/25/09                                          21              21
PP&L Transition Bond Company,
   Ser 1999-1, Cl A8
   7.150%, 06/25/09                                          25              26
TXU, Ser 2004-1, Cl A2
   4.810%, 11/17/14                                          50              49
                                                                  --------------
                                                                             96
--------------------------------------------------------------------------------
OTHER -- 1.7%

Oil And Gas Royalty Trust,
   Ser 2005-1A, Cl A
   5.090%, 07/28/12                                         134             133
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
STUDENT LOANS -- 1.6%

SLMA, Ser 2002-5, Cl A4L (F)
   5.540%, 09/17/18                                $         53   $          53
SLMA, Ser 2002-7, Cl A4 (F)
   5.570%, 09/15/17                                          72              72
                                                                  --------------
                                                                            125
                                                                  --------------
TOTAL ASSET-BACKED SECURITIES (COST $2,676)                               2,674
--------------------------------------------------------------------------------
CORPORATE BONDS -- 21.3%

America West Airlines, Ser 2001-1
   7.100%, 04/02/21                                          80              83
American Airlines
   7.250%, 02/05/09                                         150             150
Andarko Petroleum
   5.950%, 09/15/16                                          60              61
AOL Time Warner
   6.875%, 05/01/12                                          60              64
Berkley
   5.600%, 05/15/15                                          50              49
Brasil Telecom
   9.375%, 02/18/14                                          80              87
Delta Air Lines, Ser 2002-1
   6.417%, 07/02/12                                          25              26
Duke Capital
   6.250%, 02/15/13                                          50              51
Embarq
   7.082%, 06/01/16                                          60              61
Endurance Specialty Holdings
   6.150%, 10/15/15                                          30              30
Falconbridge
   8.375%, 02/15/11                                          50              55
Gazprom International Eurobond
   7.201%, 02/01/20                                          40              42
Glitnir Banki, 144A
   4.750%, 10/15/10                                          30              29
Harrahs Operating
   5.500%, 07/01/10                                          60              59
Istar Financial
   5.650%, 09/15/11                                          75              75
Kaupthing Bank, 144A
   7.125%, 05/19/16                                         100             105
Liberty Media
   5.700%, 05/15/13                                          50              47
Northwest Airlines, Ser 2002-1 (F)
   6.143%, 05/20/14                                         103             104
Northwest Airlines, Ser 2002-1, Cl G2
   6.264%, 11/20/21                                          72              72
PSE&G Power
   7.750%, 04/15/11                                          60              65
--------------------------------------------------------------------------------

OLD MUTUAL DWIGHT INTERMEDIATE
FIXED INCOME FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                      Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED

Residential Capital
   6.000%, 02/22/11                                $         75   $          75
Simon Property Group
   5.100%, 06/15/15                                          50              48
Superior Wholesale Inventory
   Financing Trust, Ser 2004-A9, Cl A (F)
   5.380%, 05/15/09                                         117             117
Verizon Communications
   5.350%, 02/15/11                                          60              60
                                                                  --------------
TOTAL CORPORATE BONDS (COST $1,595)                                       1,615
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES -- 19.4%

Banc of America Commercial
   Mortgage CMBS, Ser 2000-1, Cl A1A
   7.109%, 11/15/31                                          24              25
Bank of America Commercial
   Mortgage CMBS, Ser 2005-2, Cl A1
   4.041%, 07/10/43                                          56              56
Bear Stearns Commercial Mortgage
   Securities CMBS, Ser 1999-WF2, Cl A2
   7.080%, 07/15/31                                          75              78
Bear Stearns Commercial Mortgage
   Securities CMBS, Ser 2004-PWR5, Cl A1
   3.762%, 07/11/42                                          74              72
Commercial and Mortgage Loan CMBS,
   Ser 1999-1, Cl A2
   6.455%, 05/15/32                                          64              65
Commercial and Mortgage Loan CMBS,
   Ser 2004-LB4A, Cl A1
   3.566%, 10/15/37                                          52              51
DLJ Commerical Mortgage CMBS,
   Ser 2000-CF1, Cl A4
   8.020%, 06/10/33                                          50              55
FHLMC Multifamily Structured Pass CMBS,
   Ser K001, Cl A3 (F)
   5.469%, 01/25/12                                          71              71
First Union National Bank Commercial
   Mortgage CMBS, Ser 2000-C2, Cl A1
   6.940%, 10/15/32                                          32              32
GE Capital Commercial Mortgage CMBS,
   Ser 2004-C3, Cl A1
   3.752%, 07/10/39                                          57              55
GE Mortgage Securities CMBS,
   Ser 1998-C1, Cl B
   6.970%, 10/18/30                                          75              77
JPMorgan Chase Commercial
   Mortgage CMBS, Ser 2004-CB9, Cl A1
   3.475%, 06/12/41                                          63              62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES -- CONTINUED

JPMorgan Chase Commercial Mortgage
   CMBS, Ser 2005-CB13, Cl A1
   3.635%, 01/12/43                                $         35   $          34
JPMorgan Commercial Mortgage
   Finance CMBS, Ser 1998-C6, Cl B
   6.735%, 01/15/30                                          50              51
Lehman Brothers Commercial Mortgage
   Trust CMBS, Ser 1999-C1, Cl A2
   6.780%, 06/15/31                                          75              77
Lehman Brothers-UBS Commercial
   Mortgage Trust CMBS,
   Ser 2001-C2, Cl A2
   6.653%, 11/15/27                                          80              84
Lehman Brothers-UBS Commercial
   Mortgage Trust CMBS,
   Ser 2002-C7, Cl A2
   3.899%, 12/15/26                                          25              25
Morgan Stanley Capital CMBS,
   Ser 1998-HF1, Cl C
   6.750%, 03/15/30                                         125             127
Morgan Stanley Capital CMBS,
   Ser 2005-HQ7, Cl A1
   3.864%, 11/14/42                                          36              35
Morgan Stanley Dean Witter Capital
   CMBS, Ser 2000-LIF2, Cl A1
   6.960%, 10/15/33                                          14              14
Mortgage Capital Funding I CMBS,
   Ser 1998-MC1, Cl C
   6.947%, 03/18/30                                         100             102
Nationslink Funding Corporation CMBS,
   Ser 1999-1, Cl A2
   6.316%, 01/20/31                                          17              18
PNC Mortgage Acceptance CMBS,
   Ser 2001-C1, Cl A2
   6.360%, 03/12/11                                         125             130
Wachovia Bank Commercial Mortgage
   Trust CMBS, Ser 2005-C20, Cl AMFX
   5.179%, 07/15/42                                          80              79
                                                                  --------------
TOTAL COMMERCIAL MORTGAGES (COST $1,493)                                  1,475
--------------------------------------------------------------------------------
MORTGAGE RELATED -- 7.6%

Bank of America CMO,
   Ser 2001-PB1, Cl A2
   5.787%, 05/11/35                                          49              50
Countrywide Home Loans CMO,
   Ser 2004-HYB6, Cl A2 (F)
   4.614%, 11/20/34                                          87              86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
MORTGAGE RELATED -- CONTINUED

Crusade Global Trust CMO,
   Ser 2003-2, Cl A (F)
   5.580%, 09/18/34                                $         85   $          85
Fannie Mae, Ser 2006-5, Cl 2A2 (F)
   5.470%, 02/25/35                                          95              95
Luminent Mortgage Trust CMO,
   Ser 2006-6, Cl A1 (F)
   5.530%, 10/25/46                                         100             100
MLCC Mortgage Investors CMO,
   Ser 2005-A, Cl A1
   5.560%, 03/25/30                                          54              54
People's Choice Home Loan Securities
   Trust CMO, Ser 2005-1, Cl 1A2 (F)
   5.600%, 10/25/31                                          58              58
Washington Mutual CMO,
   Ser 2005-AR2, Cl 2A22 (F)
   5.550%, 01/25/45                                          50              51
                                                                  --------------
TOTAL MORTGAGE RELATED (COST $578)                                          579
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 4.6%

U.S. Treasury Bill
   4.785%, 12/14/06 (B)(C)                                    4               4
U.S. Treasury Bonds
   5.375%, 02/15/31                                          70              76
   4.875%, 08/15/16                                         117             120
   4.625%, 08/31/11                                         154             154
                                                                  --------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $347)                                 354
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 11.6%

Morgan Stanley
   5.05%, dated 09/29/06, to be
   repurchased on 10/02/06, repurchase
   price $879,701 (collateralized by a
   U.S. Treasury obligation, par value
   $2,376,351, 6.50%, 11/15/26, total
   market value $896,906)(D)                                879             879
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $879)                                      879
--------------------------------------------------------------------------------
TOTAL INVESTMENTS 139.3% (COST $10,566)                                  10,583
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (39.3)%                             (2,986)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $       7,597
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The following futures contracts were open as of September 30, 2006:

--------------------------------------------------------------------------------
                                                                     UNREALIZED
CONTRACT                     NUMBER OF    CONTRACT                  DEPRECIATION
DESCRIPTION                  CONTRACTS   VALUE (000)   EXPIRATION      (000)
--------------------------------------------------------------------------------
10 year US
   Treasury                                             December
   Note -- Short                (2)        $(216)         2006          $(3)
--------------------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

SUB-ADVISOR: DWIGHT ASSET MANAGEMENT COMPANY

--------------------------------------------------------------------------------
PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

o THE OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND CLASS Z SHARES OUTPERFORMED ITS BENCHMARK, THE MERRILL LYNCH 1-3 YEAR U.S. TREASURIES INDEX, AND ITS PEER GROUP, THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE, DURING THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006.

o THE FUND BENEFITED FROM ITS OVERWEIGHT TO NON-TREASURY ISSUES LATE IN THE PERIOD, SPECIFICALLY ASSET-BACKED SECURITIES, AND COMMERCIAL AND RESIDENTIAL MORTGAGE-BACKED SECURITIES.

o COMMERCIAL MORTGAGE-BACKED SECURITIES WERE THE BEST PERFORMING SECTOR OF THE LEHMAN INTERMEDIATE U.S. AGGREGATE INDEX DURING THE PERIOD.

Q.    HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

A. The Old Mutual Dwight Short Term Fixed Income Fund (the "Fund") Class Z shares posted a 2.65% return for the six-month period ended September 30, 2006. The Fund outperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index, which gained 2.63%, and its peer group, the Lipper Short Investment Grade Debt Funds Average, which returned 2.48%. Performance for all share classes can be found on page 114.

Q.    WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING THE PAST SIX MONTHS?

A. There was a significant amount of volatility in the Treasury market during the period. U.S. Treasury yields rose sharply early in the period as continued increases in interest rates by the Federal Reserve Bank ("Fed") coupled with the uncertainty surrounding the future direction of Fed policy pushed yields higher. U.S. Treasury yields fell just as quickly later in the period as evidence of slowing growth and the Fed's pause in raising interest rates spurred a rally that dropped yields at least 40 basis points across the curve during the third quarter. The rally in the Treasury market during the latter half of the period boosted bond fund returns, leading to one of the best quarters for bonds in the past several years.

      The movements in U.S. Treasury yields over the period had the largest impact on the Fund's performance relative to its benchmark. The duration of the Fund was positioned defensively late in the period to help mitigate the adverse price impact of rising interest rates. This strategy detracted from performance as a result of the bond market rally. In general, a shorter duration fund will outperform a longer duration fund with similar holdings in a rising interest rate environment and underperform the longer duration fund in a falling interest rate environment. The higher yield of the Fund versus its benchmark offset the impact of the short duration position during the third quarter.

Q.    HOW DID PORTFOLIO COMPOSITION AFFECT FUND PERFORMANCE?

A. During the latter half of the period, the Fund benefited from its overweight to non-Treasury issues, specifically asset-backed securities, and commercial and residential mortgage-backed securities. Each of these sectors outperformed duration-matched U.S. Treasuries during the third quarter. Commercial mortgage-backed securities were the best performing sector of the Lehman Intermediate U.S. Aggregate Index during the period. Investors were drawn to the sector's relative stability amid concerns about event risk in corporates, and the prepayment risk in residential mortgage-backed securities.

      The overweight allocation to non-Treasury securities modestly detracted from performance during the second quarter as investors reduced risk in their portfolio and favored U.S. Treasuries. However, the Fund's higher yield relative to the benchmark has contributed positively to Fund performance.

Q.    WHAT IS THE INVESTMENT OUTLOOK FOR THE SHORT-TERM BOND MARKET?

A. The Fund's sub-advisor, Dwight Asset Management Company ("Dwight"), is forecasting that the economy will grow at a more moderate yet steady growth rate in the coming quarters, and that core inflation will remain above the Fed's 1-2% comfort level for the near term. Given these expectations, Dwight believes it is likely that the Fed will remain on hold in the near term, but does not rule out the possibility that interest rates may increase if inflationary pressures persist.

Dwight Short Term Fixed Income Fund

Risks to Dwight's outlook for a steady Fed include a much deeper than expected downturn in the housing market and disruption in consumer and business confidence. While the sub-advisor believes housing market weakness on its own will not undercut overall growth, it does make the economy vulnerable to other shocks. For signs of stress in the economy Dwight closely monitors the labor market, which acts as a linchpin in the firm's view.

With the economy in decent shape and the Fed in a holding pattern, Dwight is biased toward higher interest rates in the coming quarter. The firm does not believe that the relatively low level of U.S. Treasury yields at quarter-end can be justified by current fundamentals. As a result, the Fund is positioned for higher interest rates in the coming months.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

FNMA TBA 5.500%, 10/15/21                                                   6.2%
--------------------------------------------------------------------------------
U.S. Treasury Note, 4.250%, 11/30/07                                        4.9%
--------------------------------------------------------------------------------
Providian Gateway Master Trust, Ser 2004-EA, Cl A, 144A                     4.2%
--------------------------------------------------------------------------------
GSR Mortgage Loan Trust CMO, Ser 2004-12, Cl 3A3                            3.5%
--------------------------------------------------------------------------------
Carmax Auto Owner Trust, Ser 2003-2, Cl A4                                  3.5%
--------------------------------------------------------------------------------
Structured Asset Securities CMO, Ser 2004-21XS, Cl 2A2                      3.1%
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust CMBS, Ser 2004-C1, Cl A1                   2.8%
--------------------------------------------------------------------------------
Merrill Lynch Mortgage Trust CMBS, Ser 2002-MW1, Cl A2                      2.8%
--------------------------------------------------------------------------------
MLCC Mortgage Investors CMO, Ser 2004-1, Cl 1A                              2.7%
--------------------------------------------------------------------------------
Residential Funding Mortgage Securitues CMO, Ser 2004-S6, Cl 1A4            2.4%
--------------------------------------------------------------------------------
As a % of Total Fund Investments                                           36.1%
--------------------------------------------------------------------------------

                                             Dwight Short Term Fixed Income Fund

OLD MUTUAL DWIGHT SHORT TERM
FIXED INCOME FUND -- CONTINUED
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                  SIX       ONE     ANNUALIZED   ANNUALIZED   ANNUALIZED
                                                    INCEPTION    MONTH      YEAR      3 YEAR       5 YEAR      INCEPTION
                                                       DATE      RETURN    RETURN     RETURN       RETURN       TO DATE
------------------------------------------------------------------------------------------------------------------------
Class Z                                              08/31/99    2.65%     3.84%       2.69%        3.33%        4.29%
Advisor Class                                        07/31/02    2.52%     3.58%       2.45%         n/a         2.78%
Class A with load                                    07/31/03   (2.37)%   (1.34)%      0.77%         n/a         0.89%
Class A without load                                 07/31/03    2.52%     3.58%       2.42%         n/a         2.45%
Class C with load                                    07/31/03    1.27%     2.07%       1.91%         n/a         1.94%
Class C without load                                 07/31/03    2.27%     3.07%       1.91%         n/a         1.94%
Merrill Lynch 1-3 Year U.S. Treasuries Index         08/31/99    2.63%     3.74%       1.91%        2.79%        4.31%
Lipper Short Investment Grade Debt Funds Average+    08/31/99    2.48%     3.59%       2.14%        2.78%        4.13%
------------------------------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative indexes can be found on pages 1-4.

On October 1, 2004, the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future

+ Returns represent the average return of the funds that comprised the Lipper Short Investment Grade Debt Funds Average as of the beginning of each applicable return period.

VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                                  [LINE GRAPH]

Initial Investment Date                              8/31/99       Mar-00        Mar-01        Mar-02
Old Mutual Dwight Short Term Fixed
   Income Fund - Class Z                           $    10,000   $ 10,386      $ 11,098      $ 11,711
Merrill Lynch 1-3 Year U.S.
   Treasuries Index                                $    10,000   $ 10,252      $ 11,237      $ 11,843
Lipper Short Investment Grade Debt Funds Average   $    10,000   $ 10,262      $ 11,182      $ 11,674

Initial Investment Date                              Mar-03        Mar-04        Mar-05        Mar-06        Sep-06
Old Mutual Dwight Short Term Fixed
   Income Fund - Class Z                           $    12,224   $ 12,638      $ 12,766      $ 13,116      $ 13,464
Merrill Lynch 1-3 Year U.S.
   Treasuries Index                                $    12,598   $ 12,889      $ 12,844      $ 13,142      $ 13,487
Lipper Short Investment Grade Debt Funds Average   $    12,302   $ 12,627      $ 12,656      $ 12,957      $ 13,279

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The graph above compares an investment made in the Fund's Class Z shares on the inception date of August 31, 1999 to an investment made in an unmanaged securities index and a mutual fund average composite on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SECTOR WEIGHTINGS AS OF SEPTEMBER 30, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

                                   [PIE CHART]

Asset-Backed Securities                                                    (16%)
Cash                                                                        (9%)
Commercial Mortgages                                                       (21%)
Corporate Bonds                                                            (11%)
U.S. Treasury Obligations                                                   (6%)
Mortgage Related                                                           (27%)
U.S. Government Mortgage-Backed Obligations                                (10%)

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                       Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
MORTGAGE RELATED -- 30.1%

Countrywide Alternative Loan
   Trust CMO, Ser J4, Cl 1A3
   6.250%, 06/25/36                                $      4,928   $       4,976
Countrywide Home Loans CMO,
   Ser 2004-13, Cl 2A17
   5.750%, 08/25/34                                       4,432           4,422
Fannie Mae Whole Loan,
   Ser 2001-W4, Cl AF5 (F)
   6.110%, 02/25/32                                         792             789
First Horizon Alternative Mortgage CMO,
   Ser 2004-AA4, Cl A1 (F)
   5.398%, 10/25/34                                       4,686           4,676
Granite Mortgages CMO,
   Ser 2004-3, Cl 1A3 (F)
   5.510%, 09/20/44                                       2,692           2,693
GSR Mortgage Loan Trust CMO,
   Ser 2004-12, Cl 3A3 (F)
   4.440%, 12/25/34                                       8,498           8,398
GSR Mortgage Loan Trust,
   Ser 2005-AR3, Cl 3A2 (F)
   4.610%, 05/25/35                                       4,404           4,357
MLCC Mortgage Investors CMO,
   Ser 2004-1, Cl 1A (F)
   4.647%, 12/25/34                                       6,460           6,517
Residential Funding Mortgage
   Securitues CMO, Ser 2004-S6, Cl 1A4
   5.500%, 06/25/34                                       5,887           5,841
Sequoia Mortgage Trust CMO,
   Ser 2004-12, Cl A1 (F)
   5.600%, 01/20/35                                       2,230           2,234
Sequoia Mortgage Trust CMO,
   Ser 2004-9, Cl A2 (F)
   5.420%, 10/20/34                                       3,329           3,344
Structured Asset Securities CMO,
   Ser 2002-21A, Cl 4A1
   5.150%, 11/25/32                                       3,313           3,300
Structured Asset Securities CMO,
   Ser 2004-21XS, Cl 2A2 (F)
   3.590%, 12/25/34                                       7,425           7,352
Wells Fargo Mortgage Backed Securities
   CMO, Ser 2005-AR3, Cl 2A1 (F)
   4.186%, 03/25/35                                       4,811           4,737
Wells Fargo Mortgage Backed Securities
   PAC CMO, Ser 2002-18, Cl 2A4
   6.000%, 12/25/32                                       1,859           1,838
                                                                  --------------
TOTAL MORTGAGE RELATED (COST $65,728)                                    65,474
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGES -- 22.9%

Bear Stearns Commercial Mortgage
   CMBS, Ser 2001-TOP4, Cl A1
   5.060%, 11/15/16                                $      3,248  $        3,237
Bear Stearns Commercial Mortgage
   CMBS, Ser 2003-T12, Cl A1
   2.960%, 08/13/39                                       3,076           2,988
Bear Stearns Commercial Mortgage
   CMBS, Ser 2004-PWR3, Cl A1
   3.236%, 02/11/41                                       4,402           4,266
CS First Boston Morgtage Securities
   CMBS, Ser C1, Cl A1C
   7.240%, 06/20/29                                       4,034           4,043
CS First Boston Mortgage Securities
   CMBS, Ser 2003-CK2, Cl A1
   3.006%, 03/15/36                                       2,866           2,795
CS First Boston Mortgage Securities
   CMBS, Ser 2004-C1, Cl A1
   2.254%, 01/15/37                                       1,019             999
JPMorgan Chase Commercial Mortgage
   CMBS, Ser 2006-CB14, Cl A1
   3.845%, 12/12/44                                       2,301           2,240
LB-UBS Commercial Mortgage Trust
   CMBS, Ser 2003-C3, Cl A1
   2.599%, 05/15/27                                       4,401           4,267
LB-UBS Commercial Mortgage Trust
   CMBS, Ser 2004-C1, Cl A1
   2.964%, 01/15/29                                       7,028           6,795
Merrill Lynch Mortgage Trust CMBS,
   Ser 2002-MW1, Cl A2
   4.929%, 07/12/34                                       6,810           6,779
Prudential Mortgage Capital Funding
   CMBS, Ser 2001-ROCK, Cl A1
   6.232%, 05/10/34                                       5,407           5,479
Wachovia Bank Commercial Mortgage
   CMBS, Ser 2004-C10, Cl A1
   3.065%, 02/15/41                                       6,030           5,828
                                                                  --------------
TOTAL COMMERCIAL MORTGAGES (COST $50,333)                                49,716
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 17.7%

AUTO & TRANSPORTATION -- 3.8%

Carmax Auto Owner Trust,
   Ser 2003-2, Cl A4
   3.070%, 10/15/10                                       8,408           8,306
--------------------------------------------------------------------------------
CREDIT CARD -- 4.6%

Providian Gateway Master Trust,
   Ser 2004-EA, Cl A, 144A (F)
   5.460%, 11/15/11                                      10,000          10,019
--------------------------------------------------------------------------------

OLD MUTUAL DWIGHT SHORT TERM
FIXED INCOME FUND -- CONCLUDED
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
                                                       Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
HOME EQUITY LOANS -- 4.3%

Ameriquest Mortgage Securities,
   Ser 2003-5I, Cl A4I
   4.272%, 07/25/33                                   $   1,084   $       1,073
EQCC Trust, Ser 2002-1, Cl 2A (F)
   5.630%, 11/25/31                                         529             529
GSAA Home Equity Trust,
   Ser 2005-12, Cl AV1 (F)
   5.460%, 09/25/35                                       1,797           1,796
Residential Asset Securities,
   Ser 2003-KS1, Cl A1 (F)
   5.740%, 01/25/33                                       1,411           1,412
Residential Funding Mortgage Securities,
   Ser 2003-HI3, Cl AI4
   4.670%, 06/25/18                                       4,561           4,528
                                                                  --------------
                                                                          9,338
--------------------------------------------------------------------------------
OTHER -- 5.0%

First Horizon Trust,
   Ser 2004-HE3, Cl A (F)
   5.620%, 10/25/34                                       3,003           3,012
Long Beach Mortgage Loan Trust,
   Ser 2006-WL3, Cl 2A1 (F)
   5.404%, 01/25/36                                       2,838           2,838
Oil And Gas Royalty Trust,
   Ser 2005-1A, Cl A
   5.090%, 07/28/12                                       4,924           4,882
                                                                  --------------
                                                                         10,732
                                                                  --------------
TOTAL ASSET-BACKED SECURITIES (COST $38,541)                             38,395
--------------------------------------------------------------------------------
CORPORATE BOND -- 12.9%

General Electric Capital MTN, Ser A
   4.125%, 09/01/09                                       5,000           4,877
Rosyln Bancorp
   5.750%, 11/15/07                                       3,000           2,983
SBC Communications Capital MTN, Ser E
   7.000%, 10/01/12                                       5,000           5,112
Southwest Gas MTN, Ser A
   6.890%, 09/24/07                                       5,000           5,061
Southwestern Bell Telephone
   6.625%, 07/15/07                                       5,000           5,045
Unitrin
   5.750%, 07/01/07                                       5,000           4,999
                                                                  --------------
TOTAL CORPORATE BOND (COST $28,665)                                      28,077
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Face
Description                                        Amount (000)     Value (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 11.1%

FNMA
   5.500%, 08/01/17                                $      4,086   $       4,084
FNMA TBA
   6.000%, 10/01/36                                       5,000           5,022
   5.500%, 10/15/21                                      15,000          14,991
                                                                  --------------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
   (COST $24,048)                                                        24,097
--------------------------------------------------------------------------------
TREASURY NOTES -- 5.5%

U.S. Treasury Note
   4.250%, 11/30/07                                      12,000          11,914
                                                                  --------------
TOTAL TREASURY NOTES (COST $11,968)                                      11,914
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.6%

Morgan Stanley
   5.20%, dated 09/29/06, to be repurchased on
   10/02/06, repurchase price $23,097,577
   (collateralized by various U.S. Government
   obligations, ranging in par value from
   $170,000 - $20,000,000, 0.00% - 5.50%,
   09/26/10 - 07/20/20, total market value
   $23,553,274)(D)                                       23,088          23,088
                                                                  --------------
TOTAL REPURCHASE AGREEMENT (COST $23,088)                                23,088
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 110.8% (COST $242,371)                             240,761
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (10.8)%                            (23,483)
--------------------------------------------------------------------------------
NET ASSETS -- 100.0%                                              $     217,278
================================================================================

For descriptions of abbreviations and footnotes, please refer to page 117.

The accompanying notes are an integral part of the financial statements.

NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

* Non-income producing security.

(A) -- All or a portion of the security has been pledged as collateral for securities sold short. See Note 2 on page 145.

(B) -- All or a portion of the security has been pledged as collateral for open futures contracts. See Note 2 on page 145.

(C) -- The rate reflected on the Schedule of Investments represents the security's effective yield at time of purchase.

(D) -- Tri-party repurchase agreement.

(E) -- Discount Note -- the rate reflected on the Schedule of Investments is the effective yield at the time of purchase.

(F) -- Floating rate security. The rate reflected represents the security's coupon rate as of September 30, 2006.

144A -- Security exempt from registration under Rule144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 2006, the value of these securities amounted to $705 (000), representing 2.0% of the net assets of the Cash Reserves Fund, $207
        (000), representing 2.7% of the net assets of the Dwight Intermediate Fixed Income Fund and $10,019 (000), representing 4.6% of the net assets of the Dwight Short Term Fixed Income Fund.

ABS -- Asset-Backed Security

ADR -- American Depositary Receipt

B2B -- Business to Business

Cl -- Class

CMBS -- Commercial Mortgage-Backed Security

CMO -- Collateralized Mortgage Obligation

FGLMC -- Federal Government Loan Mortgage Corporation

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

HMO -- Health Maintenance Organization

ISP -- Internet Service Provider

MTN -- Medium-Term Note

REITs -- Real Estate Investment Trusts

R&D -- Research and Development

S&L -- Savings and Loan

Ser -- Series

SLMA -- Student Loan Marketing Association

TBA -- Security traded under delayed delivery commitments settling after September 30, 2006. Income on this security will not be earned until settlement date.

Cost figures are shown with "000's" omitted.

Amounts designated as "--" are either $0 or have been rounded to $0.

STATEMENTS OF ASSETS & LIABILITIES (000, EXCLUDING SHARES)

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   OLD MUTUAL                   OLD MUTUAL
                                                                            ANALYTIC U.S. LONG/SHORT FUND   BARROW HANLEY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment Securities (including Repurchase Agreements), at cost                      $    30,616                 $   163,078
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                       $    32,227                 $   197,135
Repurchase Agreement, at value                                                                959                          --
Cash                                                                                          856                          --
Receivable for Investments Sold                                                                --                       2,310
Dividends and Interest Receivable                                                              25                         482
Receivable for Fund Shares Sold                                                                29                         170
Receivable for Management Fees Waived                                                          14                          48
Prepaid Trustees' Fees                                                                         --                           2
Prepaid Expenses and Other Assets                                                              63                          85
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                            34,173                     200,232
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable to Custodian                                                                           --                         450
Payable for Fund Shares Redeemed                                                               --                         648
Securities Sold Short, at value (proceeds $(5,618), $(--),
   $(--), $(--), $(--) and $(--), respectively)                                             5,273                          --
Payable for Management Fees                                                                    19                         166
Accrued Expenses                                                                               36                         339
Accrued Dividend Expenses                                                                       2                          --
Variation Margin                                                                                4                          --
Payable for Investments Purchased                                                              10                         481
Payable for Service & Distribution Fees                                                        --                           4
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                        5,344                       2,088
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $    28,829                 $   198,144
====================================================================================================================================
NET ASSETS:
Paid in Capital+                                                                      $    39,870                 $   123,668
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                           61                       2,069
Accumulated Net Realized Gain (Loss) on Investments
   and Securities Sold Short                                                              (14,106)                     38,350
Unrealized Appreciation on Investments and Securities Sold Short                            2,915                      34,057
Unrealized Appreciation on Futures                                                             89                          --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $    28,829                 $   198,144
====================================================================================================================================
Outstanding shares of beneficial interest -- Class Z                                    2,292,613                  15,913,474
Outstanding shares of beneficial interest -- Advisor Class                                    N/A                      30,783
Outstanding shares of beneficial interest -- Class A                                       43,563                     269,521
Outstanding shares of beneficial interest -- Class C                                       16,966                     345,965
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- CLASS Z                   $     12.25(a)              $     11.97(b)
====================================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- ADVISOR CLASS                     N/A                 $     11.92(b)
====================================================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                             $     12.21(a)              $     11.93(b)
====================================================================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A (NET ASSET VALUE/94.25%)                  $     12.95                 $     12.66
====================================================================================================================================
NET ASSET VALUE AND OFFERING PRICE PER SHARE -- CLASS C++                             $     12.08(a)              $     11.65(b)
====================================================================================================================================

+     Par Value of $0.001, unlimited authorization.

++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.

(a) Based on net assets of $28,092,278, $531,883 and $205,007 of Class Z Shares, Class A Shares and Class C Shares, respectively.

(b)   Based on net assets of $190,530,413, $367,082, $3,214,897 and $4,031,392 of Class Z Shares, Advisor Class Shares, Class A Shares and Class C Shares, respectively.

(c)   Based on net assets of $183,790,795, $112, $64,541 and $118,206 of Class Z
      Shares, Advisor Class Shares, Class A Shares and Class C Shares, respectively.

(d) Based on net assets of $152,540,457, $57,465 and $80,787 of Class Z Shares, Class A Shares and Class C Shares, respectively.

(e) Based on net assets of $17,697,632, $91,641 and $73,388 of Class Z Shares, Class A Shares and Class C Shares, respectively.

(f)   Based on net assets of $549,149,943, $59,538, $81,979 and $119,172 of
      Class Z Shares, Advisor Class Shares, Class A Shares and Class C Shares, respectively.

N/A -- Not Applicable.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         OLD MUTUAL
                                                                                 COLUMBUS CIRCLE TECHNOLOGY          OLD MUTUAL
                                                                                   AND COMMUNICATIONS FUND      EMERGING GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment Securities (including Repurchase Agreements), at cost                       $    144,477                 $    145,666
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                        $    182,974                 $    154,079
Repurchase Agreement, at value                                                                1,136                        1,251
Cash                                                                                             --                           --
Receivable for Investments Sold                                                               3,177                        4,262
Dividends and Interest Receivable                                                                31                           28
Receivable for Fund Shares Sold                                                                  19                           47
Receivable for Management Fees Waived                                                            41                           29
Prepaid Trustees' Fees                                                                            1                           --
Prepaid Expenses and Other Assets                                                                60                           70
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                             187,439                      159,766
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable to Custodian                                                                             --                           --
Payable for Fund Shares Redeemed                                                                367                          168
Securities Sold Short, at value (proceeds $(5,618), $(--),
   $(--), $(--), $(--) and $(--), respectively)                                                  --                           --
Payable for Management Fees                                                                     141                          120
Accrued Expenses                                                                                316                          249
Accrued Dividend Expenses                                                                        --                           --
Variation Margin                                                                                 --                           --
Payable for Investments Purchased                                                             2,641                        6,550
Payable for Service & Distribution Fees                                                          --                           --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                          3,465                        7,087
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $    183,974                 $    152,679
====================================================================================================================================
NET ASSETS:
Paid in Capital+                                                                       $  2,559,711                 $    397,885
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                         (1,046)                        (870)
Accumulated Net Realized Gain (Loss) on Investments
   and Securities Sold Short                                                             (2,414,324)                    (254,000)
Unrealized Appreciation on Investments and Securities Sold Short                             39,633                        9,664
Unrealized Appreciation on Futures                                                               --                           --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $    183,974                 $    152,679
====================================================================================================================================
Outstanding shares of beneficial interest -- Class Z                                     15,025,866                   10,937,011
Outstanding shares of beneficial interest -- Advisor Class                                        9                          N/A
Outstanding shares of beneficial interest -- Class A                                          5,318                        4,156
Outstanding shares of beneficial interest -- Class C                                          9,960                        5,976
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- CLASS Z                    $      12.23(c)              $      13.95(d)
====================================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- ADVISOR CLASS              $      12.10(c)*                      N/A
====================================================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                              $      12.14(c)              $      13.83(d)
====================================================================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A (NET ASSET VALUE/94.25%)                   $      12.88                 $      14.67
====================================================================================================================================
NET ASSET VALUE AND OFFERING PRICE PER SHARE -- CLASS C++                              $      11.87(c)              $      13.52(d)
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               OLD MUTUAL            OLD MUTUAL
                                                                                              FOCUSED FUND           GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment Securities (including Repurchase Agreements), at cost                                $  15,537            $    498,179
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                                 $  17,222            $    540,458
Repurchase Agreement, at value                                                                        619                   9,961
Cash                                                                                                   --                      --
Receivable for Investments Sold                                                                        88                   5,169
Dividends and Interest Receivable                                                                      18                     299
Receivable for Fund Shares Sold                                                                        44                      16
Receivable for Management Fees Waived                                                                   6                      99
Prepaid Trustees' Fees                                                                                 --                       2
Prepaid Expenses and Other Assets                                                                      21                     103
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                                    18,018                 556,107
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable to Custodian                                                                                   --                      --
Payable for Fund Shares Redeemed                                                                       50                     655
Securities Sold Short, at value (proceeds $(5,618), $(--),
   $(--), $(--), $(--) and $(--), respectively)                                                        --                      --
Payable for Management Fees                                                                            11                     359
Accrued Expenses                                                                                       26                     764
Accrued Dividend Expenses                                                                              --                      --
Variation Margin                                                                                       --                      --
Payable for Investments Purchased                                                                      68                   4,918
Payable for Service & Distribution Fees                                                                --                      --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                                  155                   6,696
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $  17,863            $    549,411
====================================================================================================================================
NET ASSETS:
Paid in Capital+                                                                                $  16,262            $  1,728,253
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                                   37                  (1,057)
Accumulated Net Realized Gain (Loss) on Investments
   and Securities Sold Short                                                                         (740)             (1,230,025)
Unrealized Appreciation on Investments and Securities Sold Short                                    2,304                  52,240
Unrealized Appreciation on Futures                                                                     --                      --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $  17,863            $    549,411
====================================================================================================================================
Outstanding shares of beneficial interest -- Class Z                                              794,707              25,476,755
Outstanding shares of beneficial interest -- Advisor Class                                            N/A                   2,838
Outstanding shares of beneficial interest -- Class A                                                4,135                   3,831
Outstanding shares of beneficial interest -- Class C                                                3,381                   5,696
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- CLASS Z                             $   22.27(e)         $      21.55(f)
====================================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- ADVISOR CLASS                             N/A            $      20.98(f)
====================================================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                                       $   22.16(e)         $      21.40(f)
====================================================================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A (NET ASSET VALUE/94.25%)                            $   23.51            $      22.71
====================================================================================================================================
NET ASSET VALUE AND OFFERING PRICE PER SHARE -- CLASS C++                                       $   21.71(e)         $      20.92(f)
====================================================================================================================================

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              OLD MUTUAL               OLD MUTUAL
                                                                                           HEITMAN REIT FUND         LARGE CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment Securities (including Repurchase Agreements), at cost                            $    158,351             $    83,185
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                             $    215,203             $    88,716
Repurchase Agreement, at value                                                                     5,657                   3,275
Cash                                                                                                  --                      --
Receivable for Investments Sold                                                                      522                     174
Dividends and Interest Receivable                                                                    809                      63
Receivable for Fund Shares Sold                                                                      499                   1,265
Receivable for Management Fees Waived                                                                 20                      10
Prepaid Trustees' Fees                                                                                --                      --
Prepaid Expenses and Other Assets                                                                     51                      31
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                                  222,761                  93,534
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable to Custodian                                                                                  --                      --
Payable for Fund Shares Redeemed                                                                      70                      38
Payable for Management Fees                                                                          160                      51
Accrued Expenses                                                                                     228                     108
Payable for Investments Purchased                                                                  1,670                   1,230
Payable for Service & Distribution Fees                                                                4                      --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                               2,132                   1,427
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                  $    220,629             $    92,107
====================================================================================================================================
NET ASSETS:
Paid in Capital+                                                                            $    140,819             $   180,368
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                                 (11)                    341
Accumulated Net Realized Gain (Loss) on Investments                                               17,312                 (97,408)
Unrealized Appreciation on Investments                                                            62,509                   8,806
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                  $    220,629             $    92,107
====================================================================================================================================
Outstanding shares of beneficial interest -- Class Z                                          13,487,074               6,299,051
Outstanding shares of beneficial interest -- Advisor Class                                     1,057,947                  23,626
Outstanding shares of beneficial interest -- Class A                                              23,013                   4,620
Outstanding shares of beneficial interest -- Class C                                              19,912                   4,568
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- CLASS Z                         $      15.13(a)          $     14.55(b)
====================================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- ADVISOR CLASS                   $      15.05(a)          $     14.49(b)
====================================================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                                   $      15.13(a)          $     14.51(b)
====================================================================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A (NET ASSET VALUE/94.25%)                        $      16.05             $     15.40
====================================================================================================================================
NET ASSET VALUE AND OFFERING PRICE PER SHARE -- CLASS C++                                   $      15.11(a)*         $     14.36(b)
====================================================================================================================================

+     Par Value of $0.001, unlimited authorization.

++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.

(a)   Based on net assets of $204,056,504, $15,923,049, $348,074 and $300,971 of
      Class Z Shares, Advisor Class Shares, Class A Shares and Class C Shares, respectively.

(b)   Based on net assets of $91,632,436, $342,274, $67,058 and $65,575 of Class
      Z Shares, Advisor Class Shares, Class A Shares and Class C Shares, respectively.

(c)   Based on net assets of $92,744,743, $329,397, $158,397 and $75,516 of
      Class Z Shares, Advisor Class Shares, Class A Shares and Class C Shares, respectively.

(d)   Based on net assets of $119,880,161, $110,587, $194,709 and $155,753 of
      Class Z Shares, Advisor Class Shares, Class A Shares and Class C Shares, respectively.

(e)   Based on net assets of $297,764,834, $6,005,777, $195,651 and $279,846 of
      Class Z Shares, Advisor Class Shares, Class A Shares and Class C Shares, respectively.

(f) Based on net assets of $129,579,460, $123,537 and $59,198 of Class Z Shares, Class A Shares and Class C Shares, respectively.

N/A -- Not Applicable.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      OLD MUTUAL
                                                                                                OLD MUTUAL         LARGE CAP GROWTH
                                                                                          LARGE CAP GROWTH FUND   CONCENTRATED FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment Securities (including Repurchase Agreements), at cost                               $    85,331           $   112,491
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                                $    92,683           $   119,072
Repurchase Agreement, at value                                                                         740                 1,274
Cash                                                                                                    --                    --
Receivable for Investments Sold                                                                      1,370                   922
Dividends and Interest Receivable                                                                       56                    58
Receivable for Fund Shares Sold                                                                          4                     2
Receivable for Management Fees Waived                                                                   16                    25
Prepaid Trustees' Fees                                                                                  --                    --
Prepaid Expenses and Other Assets                                                                       36                    43
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                                     94,905               121,396
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable to Custodian                                                                                     1                    --
Payable for Fund Shares Redeemed                                                                       364                   195
Payable for Management Fees                                                                             65                    88
Accrued Expenses                                                                                       140                   172
Payable for Investments Purchased                                                                    1,027                   600
Payable for Service & Distribution Fees                                                                 --                    --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                                 1,597                 1,055
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $    93,308           $   120,341
====================================================================================================================================
NET ASSETS:
Paid in Capital+                                                                               $   224,732           $   414,346
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                                  (173)                 (246)
Accumulated Net Realized Gain (Loss) on Investments                                               (139,343)             (301,614)
Unrealized Appreciation on Investments                                                               8,092                 7,855
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $    93,308           $   120,341
====================================================================================================================================
Outstanding shares of beneficial interest -- Class Z                                             4,229,544             7,019,167
Outstanding shares of beneficial interest -- Advisor Class                                          15,243                 6,566
Outstanding shares of beneficial interest -- Class A                                                 7,280                11,489
Outstanding shares of beneficial interest -- Class C                                                 3,554                 9,399
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- CLASS Z                            $     21.93(c)        $     17.08(d)
====================================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- ADVISOR CLASS                      $     21.61(c)        $     16.84(d)
====================================================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                                      $     21.76(c)        $     16.95(d)
====================================================================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A (NET ASSET VALUE/94.25%)                           $     23.09           $     17.98
====================================================================================================================================
NET ASSET VALUE AND OFFERING PRICE PER SHARE -- CLASS C++                                      $     21.25(c)        $     16.57(d)
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             OLD MUTUAL            OLD MUTUAL
                                                                                            MID-CAP FUND       SELECT GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment Securities (including Repurchase Agreements), at cost                            $    267,524          $   122,950
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                             $    300,940          $   125,566
Repurchase Agreement, at value                                                                     2,264                4,943
Cash                                                                                                  11                   --
Receivable for Investments Sold                                                                    3,451                  290
Dividends and Interest Receivable                                                                    195                   63
Receivable for Fund Shares Sold                                                                       47                    3
Receivable for Management Fees Waived                                                                 56                   32
Prepaid Trustees' Fees                                                                                --                   --
Prepaid Expenses and Other Assets                                                                     75                   40
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                                  307,039              130,937
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable to Custodian                                                                                  --                   --
Payable for Fund Shares Redeemed                                                                     767                  193
Payable for Management Fees                                                                          246                   95
Accrued Expenses                                                                                     457                  197
Payable for Investments Purchased                                                                  1,322                  690
Payable for Service & Distribution Fees                                                                1                   --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                               2,793                1,175
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                  $    304,246          $   129,762
====================================================================================================================================
NET ASSETS:
Paid in Capital+                                                                            $    256,635          $ 1,263,712
Undistributed (Distributions in Excess of) Net Investment Income/
   (Accumulated Net Investment Loss)                                                                (745)                (268)
Accumulated Net Realized Gain (Loss) on Investments                                               12,676           (1,141,241)
Unrealized Appreciation on Investments                                                            35,680                7,559
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                  $    304,246          $   129,762
====================================================================================================================================
Outstanding shares of beneficial interest -- Class Z                                          18,527,657            5,464,767
Outstanding shares of beneficial interest -- Advisor Class                                       379,816                  N/A
Outstanding shares of beneficial interest -- Class A                                              12,291                5,251
Outstanding shares of beneficial interest -- Class C                                              18,108                2,573
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- CLASS Z                         $      16.07(e)       $     23.71(f)
====================================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- ADVISOR CLASS                   $      15.81(e)               N/A
====================================================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                                   $      15.92(e)       $     23.53(f)
====================================================================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A (NET ASSET VALUE/94.25%)                        $      16.89          $     24.97
====================================================================================================================================
NET ASSET VALUE AND OFFERING PRICE PER SHARE -- CLASS C++                                   $      15.45(e)       $     23.00(f)*
====================================================================================================================================

STATEMENTS OF ASSETS & LIABILITIES (000, EXCLUDING SHARES) -- CONCLUDED

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                                        OLD MUTUAL               OLD MUTUAL
                                                                                      SMALL CAP FUND    STRATEGIC SMALL COMPANY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment Securities (including Repurchase Agreements), at cost                      $    40,411            $    39,173
------------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value                                                       $    41,442            $    40,683
Repurchase Agreements, at value                                                               591                    491
Cash                                                                                            2                      6
Receivable for Investments Sold                                                               429                    760
Dividends and Interest Receivable                                                              44                     23
Receivable for Fund Shares Sold                                                                 1                     24
Prepaid Trustees' Fees                                                                         --                     --
Receivable for Management Fees Waived                                                          16                     10
Prepaid Expenses and Other Assets                                                              25                     28
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                            42,550                 42,025
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable to Custodian                                                                           --                     --
Payable for Fund Shares Redeemed                                                               66                     37
Payable for Management Fees                                                                    35                     32
Accrued Expenses                                                                               70                     71
Payable for Investments Purchased                                                             233                    969
Payable for Service & Distribution Fees                                                        --                      1
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                          404                  1,110
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $    42,146            $    40,915
====================================================================================================================================
NET ASSETS:
Paid in Capital+                                                                      $    48,465            $    38,280
Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net
   Investment Loss)                                                                           (90)                  (178)
Accumulated Net Realized Gain (Loss) on Investments                                        (7,851)                   812
Unrealized Appreciation (Depreciation) on Investments                                       1,622                  2,001
Unrealized Depreciation on Futures                                                             --                     --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $    42,146            $    40,915
====================================================================================================================================
Outstanding shares of beneficial interest -- Class Z                                    1,719,421              3,140,327
Outstanding shares of beneficial interest -- Advisor Class                                    228                 85,815
Outstanding shares of beneficial interest -- Class A                                        5,994                104,553
Outstanding shares of beneficial interest -- Class C                                        3,528                  6,686
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- CLASS Z                   $     24.38 (a)        $     12.27 (b)
====================================================================================================================================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE -- ADVISOR CLASS             $     24.05 (a) *      $     12.12 (b)
====================================================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE -- CLASS A                             $     24.20 (a)        $     12.14 (b)
====================================================================================================================================
MAXIMUM OFFERING PRICE PER SHARE -- CLASS A                                           $     25.68 **         $     12.88 **
====================================================================================================================================
NET ASSET VALUE AND OFFERING PRICE PER SHARE -- CLASS C++                             $     23.66 (a)        $     11.77 (b)
====================================================================================================================================

+     Par Value of $0.001, unlimited authorization.

++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Funds' prospectus.

* Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.

**    Maximum Offering Price Per Share is equal to Net Asset Value/94.25%.

***   Maximum Offering Price Per Share is equal to Net Asset Value/95.25%.

(a)   Based on net assets of $41,911,964, $5,480, $145,039 and $83,483 of Class
      Z Shares, Advisor Class Shares, Class A Shares and Class C Shares, respectively.

(b)   Based on net assets of $38,527,169, $1,039,892, $1,269,133 and $78,706 of
      Class Z Shares, Advisor Class Shares, Class A Shares and Class C Shares, respectively.

(c)   Based on net assets of $63,723,124, $819,889 and $1,093,736 of Class Z
      Shares, Class A Shares and Class C Shares, respectively.

(d)   Based on net assets of $34,907,766 of Class Z Shares.

(e) Based on net assets of $7,337,836, $181,545 and $77,221 of Class Z Shares, Class A Shares and Class C Shares, respectively.

(f)   Based on net assets of $216,542,270, $628,033, $54,068 and $53,227 of
      Class Z Shares, Advisor Class Shares, Class A Shares and Class C Shares, respectively.

N/A -- Not Applicable.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                            OLD MUTUAL          OLD MUTUAL
                                              OLD MUTUAL              OLD MUTUAL       DWIGHT INTERMEDIATE   DWIGHT SHORT TERM
                                      TS&W SMALL CAP VALUE FUND   CASH RESERVES FUND    FIXED INCOME FUND    FIXED INCOME FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment Securities (including
   Repurchase Agreements), at cost        $     48,350            $     34,606            $     10,566          $    242,371
--------------------------------------------------------------------------------------------------------------------------------
Investment Securities, at value           $     64,379            $     28,106            $      9,704          $    217,673
Repurchase Agreements, at value                    782                   6,500                     879                23,088
Cash                                                 7                      80                      --                    21
Receivable for Investments Sold                    958                      --                      --                    --
Dividends and Interest Receivable                   54                     205                      47                 1,214
Receivable for Fund Shares Sold                      7                     134                      15                     1
Prepaid Trustees' Fees                              --                      --                      --                     1
Receivable for Management Fees
   Waived                                            9                       6                       8                    52
Prepaid Expenses and Other Assets                   28                      11                      19                    60
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                 66,224                  35,042                  10,672               242,110
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable to Custodian                                --                      --                       5                    --
Payable for Fund Shares Redeemed                    11                      63                      45                   362
Payable for Management Fees                         59                      11                       3                    81
Accrued Expenses                                    79                      60                      22                   357
Payable for Investments Purchased                  437                      --                   3,000                24,032
Payable for Service & Distribution
   Fees                                              1                      --                      --                    --
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                               587                     134                   3,075                24,832
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                $     65,637            $     34,908            $      7,597          $    217,278
================================================================================================================================
NET ASSETS:
Paid in Capital+                          $     39,140            $     34,917            $      7,629          $    222,794
Undistributed (Distributions in
   Excess of) Net Investment
   Income/(Accumulated Net
   Investment Loss)                               (184)                     --                       1                     1
Accumulated Net Realized Gain
   (Loss) on Investments                         9,870                      (9)                    (47)               (3,907)
Unrealized Appreciation
   (Depreciation) on Investments                16,811                      --                      17                (1,610)
Unrealized Depreciation on Futures                  --                      --                      (3)                   --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                $     65,637            $     34,908            $      7,597          $    217,278
================================================================================================================================
Outstanding shares of beneficial
   interest -- Class Z                       2,338,110              34,912,315                 729,641            21,991,816
Outstanding shares of beneficial
   interest -- Advisor Class                       N/A                     N/A                     N/A                63,747
Outstanding shares of beneficial
   interest -- Class A                          30,354                     N/A                  18,048                 5,491
Outstanding shares of beneficial
   interest -- Class C                          41,559                     N/A                   7,676                 5,405
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   CLASS Z                                $      27.25 (c)        $       1.00 (d)        $      10.06 (e)      $       9.85 (f)
================================================================================================================================
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE --
   ADVISOR CLASS                                   N/A                     N/A                     N/A          $       9.85 (f)
================================================================================================================================
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A             $      27.01 (c)                 N/A            $      10.06 (e)      $       9.85 (f)
================================================================================================================================
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A                                $      28.66 **                  N/A            $      10.56 ***      $      10.34 ***
================================================================================================================================
NET ASSET VALUE AND OFFERING PRICE
   PER SHARE -- CLASS C++                 $      26.32 (c)                 N/A            $      10.06 (e)      $       9.85 (f)
================================================================================================================================

STATEMENTS OF OPERATIONS (000)

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------
                                                                           OLD MUTUAL
                                           OLD MUTUAL                   COLUMBUS CIRCLE    OLD MUTUAL
                                            ANALYTIC      OLD MUTUAL     TECHNOLOGY AND     EMERGING
                                           U.S. LONG/   BARROW HANLEY    COMMUNICATIONS      GROWTH
                                           SHORT FUND     VALUE FUND          FUND            FUND
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                $    181     $  3,266          $    309        $     94
   Interest                                      107           17                50             101
   Less: Foreign Taxes Withheld                   --           (2)               (9)             (5)
----------------------------------------------------------------------------------------------------
      TOTAL INVESTMENT INCOME                    288        3,281               350             190
----------------------------------------------------------------------------------------------------
EXPENSES:
   Management Fees                               104        1,246               914             775
   Service Fees
      Advisor Class                               --            1                --              --
      Class A                                      1            4                --              --
      Class C                                     --            6                --              --
   Distribution Fees -- Class C                    1           18                --              --
   Trustees' Fees                                  1           13                 9               8
   Interest expense                               96           --                --              --
   Dividend expense on short sales                33           --                --              --
   Transfer Agent Fees                            44          343               551             308
   Printing Fees                                   7           56                53              43
   Registration and Filing Fees                   20           38                30              21
   Professional Fees                               6           28                47              39
   Custodian Fees                                  8           42                 8               9
   Website Fees                                    1            7                 6               5
   Other Expenses                                  4           37                24              19
----------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                             326        1,839             1,642           1,227
----------------------------------------------------------------------------------------------------
   Waiver of Management Fees                     (58)        (439)             (233)           (162)
   Expense Reduction(1)                           --           (2)              (13)             (5)
----------------------------------------------------------------------------------------------------
      NET EXPENSES                               268        1,398             1,396           1,060
----------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                   20        1,883            (1,046)           (870)
----------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) from
      Security Transactions and
      Securities Sold Short                      811       36,951            (3,951)         (2,273)
   Net Realized Gain on Futures                    8           --                --              --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments
      and Securities Sold Short                  394      (28,782)           (9,362)        (18,792)
   Net Change in Unrealized
      Appreciation on Futures                     44           --                --              --
----------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS               1,257        8,169           (13,313)        (21,065)
----------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS             $  1,277     $ 10,052          $(14,359)       $(21,935)
====================================================================================================

(1) All expense reductions are for transfer agent expenses. See Note 2 on page 146.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------
                                                                                                 OLD MUTUAL
                                           OLD MUTUAL   OLD MUTUAL    OLD MUTUAL    OLD MUTUAL   LARGE CAP
                                             FOCUSED      GROWTH     HEITMAN REIT    LARGE CAP     GROWTH
                                              FUND         FUND          FUND          FUND         FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                $    108     $  2,018     $  3,198       $    646     $    422
   Interest                                       11          180           71             41           33
   Less: Foreign Taxes Withheld                   --          (32)          (7)            (1)          --
-----------------------------------------------------------------------------------------------------------
      TOTAL INVESTMENT INCOME                    119        2,166        3,262            686          455
-----------------------------------------------------------------------------------------------------------
EXPENSES:
   Management Fees                                63        2,325          882            294          426
   Service Fees
      Advisor Class                               --           --           19             --           --
      Class A                                     --           --           --             --           --
      Class C                                     --           --            1             --           --
   Distribution Fees -- Class C                   --           --            2             --           --
   Trustees' Fees                                  1           28            9              4            5
   Interest expense                               --           --           --             --           --
   Dividend expense on short sales                --           --           --             --           --
   Transfer Agent Fees                            37        1,090          248            143          182
   Printing Fees                                   4          154           49             21           28
   Registration and Filing Fees                   20           31           30             24           25
   Professional Fees                               4          129           47             19           21
   Custodian Fees                                  2           21            6              5           14
   Website Fees                                   --           18            5              2            3
   Other Expenses                                  2           67           21              9           12
-----------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                             133        3,863        1,319            521          716
-----------------------------------------------------------------------------------------------------------
   Waiver of Management Fees                     (36)        (624)         (72)           (69)         (86)
   Expense Reduction(1)                           --          (16)          (1)            (1)          (2)
-----------------------------------------------------------------------------------------------------------
      NET EXPENSES                                97        3,223        1,246            451          628
-----------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                   22       (1,057)       2,016            235         (173)
-----------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) from
      Security Transactions and
      Securities Sold Short                      791       (1,764)      10,263          3,529        2,214
   Net Realized Gain on Futures                   --           --           --             --           --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments
      and Securities Sold Short                  706      (43,196)       1,419          4,335       (6,440)
   Net Change in Unrealized
      Appreciation on Futures                     --           --           --             --           --
-----------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS               1,497      (44,960)      11,682          7,864       (4,226)
-----------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS             $  1,519     $(46,017)    $ 13,698       $  8,099     $ (4,399)
===========================================================================================================

STATEMENTS OF OPERATIONS (000) -- CONCLUDED

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                 OLD MUTUAL
                                                  LARGE CAP
                                                   GROWTH      OLD MUTUAL    OLD MUTUAL     OLD MUTUAL
                                                CONCENTRATED    MID-CAP     SELECT GROWTH   SMALL CAP
                                                    FUND          FUND          FUND           FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                      $    495      $  1,272      $    522       $    168
   Interest                                             50           142            60             23
   Less: Foreign Taxes Withheld                         --            (7)           --             --
------------------------------------------------------------------------------------------------------
      TOTAL INVESTMENT INCOME                          545         1,407           582            191
------------------------------------------------------------------------------------------------------
EXPENSES:
   Management Fees                                     569         1,683           612            224
   Service Fees
      Advisor Class                                     --             8            --             --
      Class A                                           --            --            --             --
      Class C                                           --            --            --             --
   Distribution Fees -- Class C                          1             1            --             --
   Trustees' Fees                                        6            18             7              2
   Transfer Agent Fees                                 243           544           307             85
   Printing Fees                                        34            95            36             12
   Registration and Filing Fees                         24            29            21             23
   Professional Fees                                    31            77            33             10
   Custodian Fees                                        7             9             8             18
   Website Fees                                          4            11             4              1
   Pricing Fees                                         --             1            --             --
   Other Expenses                                       15            43            16              6
------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                                   934         2,519         1,044            381
------------------------------------------------------------------------------------------------------
   Waiver of Management Fees                          (139)         (364)         (188)           (99)
   Reimbursement of Other Expenses
     by Advisor                                         --            --            --             --
   Expense Reduction(1)                                 (4)           (3)           (6)            (1)
------------------------------------------------------------------------------------------------------
      NET EXPENSES                                     791         2,152           850            281
------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                       (246)         (745)         (268)           (90)
------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) from
      Security Transactions                         (1,233)       11,426        (1,437)         1,416
   Net Realized Gain on Futures                         --            --            --             --
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments                 (3,916)      (21,755)       (3,869)        (2,782)
   Net Change in Unrealized
      Depreciation on Futures                           --            --            --             --
------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS                                    (5,149)      (10,329)       (5,306)        (1,366)
------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                    $ (5,395)     $(11,074)     $ (5,574)      $ (1,456)
======================================================================================================

(1) All expense reductions are for transfer agent expenses. See Note 2 on page 146.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------
                                                OLD MUTUAL                              OLD MUTUAL     OLD MUTUAL
                                                 STRATEGIC   OLD MUTUAL   OLD MUTUAL      DWIGHT         DWIGHT
                                                   SMALL        TS&W         CASH      INTERMEDIATE    SHORT TERM
                                                  COMPANY     SMALL CAP    RESERVES    FIXED INCOME   FIXED INCOME
                                                   FUND      VALUE FUND      FUND          FUND           FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                      $    96      $   226     $    --        $    --        $   --
   Interest                                            28           38         897            210         5,006
   Less: Foreign Taxes Withheld                        (1)          (1)         --             --            --
------------------------------------------------------------------------------------------------------------------
      TOTAL INVESTMENT INCOME                         123          263         897            210         5,006
------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management Fees                                    211          368          71             17           525
   Service Fees
      Advisor Class                                     2           --          --             --             1
      Class A                                           1            1          --             --            --
      Class C                                          --            1          --             --            --
   Distribution Fees -- Class C                        --            4          --             --            --
   Trustees' Fees                                       2            3           2             --            11
   Transfer Agent Fees                                 79           58          54             15           412
   Printing Fees                                       12           17           9              2            61
   Registration and Filing Fees                        22           20           8             18            32
   Professional Fees                                    9           16           8              2            57
   Custodian Fees                                      22            6           3              5             6
   Website Fees                                         1            2           1             --             7
   Pricing Fees                                         1           --           1              8             4
   Other Expenses                                       5            8           3              1            27
------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES                                  367          504         160             68         1,143
------------------------------------------------------------------------------------------------------------------
   Waiver of Management Fees                          (65)         (61)        (30)           (17)         (326)
   Reimbursement of Other Expenses by
     Advisor                                           --           --          --            (18)           --
   Expense Reduction(1)                                (1)          (1)         (1)            --            --
------------------------------------------------------------------------------------------------------------------
      NET EXPENSES                                    301          442         129             33           817
------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME (LOSS)                   (178)        (179)        768            177         4,189
------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) from
      Security Transactions                           174        4,480          --            (16)         (450)
   Net Realized Gain on Futures                        --           --          --              2            --
   Net Change in Unrealized
      Appreciation (Depreciation) on
      Investments                                  (3,770)      (6,561)         --             81         2,228
   Net Change in Unrealized
      Depreciation on Futures                          --           --          --             (6)           --
------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS                        (3,596)      (2,081)         --             61         1,778
------------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                   $(3,774)     $(2,260)    $   768        $   238       $ 5,967
==================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000)

-------------------------------------------------------------------------------------------------------------------------

                                                                    OLD MUTUAL ANALYTIC              OLD MUTUAL
                                                                    U.S. LONG/SHORT FUND       BARROW HANLEY VALUE FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                   4/1/06 to                   4/1/06 to
                                                                    9/30/06      4/1/05 to      9/30/06       4/1/05 to
                                                                  (Unaudited)     3/31/06     (Unaudited)      3/31/06
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                   $        20    $     212    $     1,883    $     5,044
   Net Realized Gain (Loss) from Security Transactions,
     Securities Sold Short and Futures Contracts                          819        8,122         36,951         72,769
   Net Change in Unrealized Appreciation (Depreciation) on
     Investments, Securities Sold Short and Futures Contracts             438       (3,331)       (28,782)       (43,451)
-------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations                                                         1,277        5,003         10,052         34,362
-------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      Class Z                                                              --         (226)            --         (4,987)
      Advisor Class                                                        --           --             --             (4)
      Class A                                                              --           (2)            --            (19)
      Class C                                                              --           --             --             (2)
   Net Realized Gains from Security Transactions
      Class Z                                                              --           --        (67,346)       (24,528)
      Advisor Class                                                        --           --           (133)           (31)
      Class A                                                              --           --         (1,095)          (160)
      Class C                                                              --           --         (1,427)          (349)
-------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                       --         (228)       (70,001)       (30,080)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   Class Z
   Shares Issued                                                        5,146        3,384         25,357        145,913
   Shares Issued upon Reinvestment of Distributions                        --          222         65,429         28,626
   Redemption Fees(2)                                                      --           --             --              1
   Shares Redeemed                                                     (6,073)     (35,779)      (153,726)    (1,241,864)
-------------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                            (927)     (32,173)       (62,940)    (1,067,324)
-------------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                           --           --             21             85
   Shares Issued upon Reinvestment of Distributions                        --           --            133             28
   Shares Redeemed                                                         --           --           (429)          (249)
-------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                        --           --           (275)          (136)
-------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                          141          243            123          1,762
   Shares Issued upon Reinvestment of Distributions                        --            1          1,060            145
   Shares Redeemed                                                        (17)         (72)          (828)        (3,969)
-------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                             124          172            355         (2,062)
-------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                           50           66             18          2,109
   Shares Issued upon Reinvestment of Distributions                        --           --          1,360            337
   Shares Redeemed                                                        (10)         (10)        (2,104)        (6,585)
-------------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                              40           56           (726)        (4,139)
-------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from Capital Share
     Transactions                                                        (763)     (31,945)       (63,586)    (1,073,661)
-------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                                514      (27,170)      (123,535)    (1,069,379)
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                 28,315       55,485        321,679      1,391,058
-------------------------------------------------------------------------------------------------------------------------
   End of Period                                                  $    28,829    $  28,315    $   198,144    $   321,679
=========================================================================================================================
   Undistributed (Distributions in Excess of) Net Investment
     Income/(Accumulated Net Investment Loss)
     -- End of Period                                             $        61    $      41    $     2,069    $       186
=========================================================================================================================

(1)   See Note 5 on page 154.

(2)   See Note 2 on page 146.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------
                                                               OLD MUTUAL COLUMBUS
                                                              CIRCLE TECHNOLOGY AND              OLD MUTUAL
                                                               COMMUNICATIONS FUND          EMERGING GROWTH FUND
------------------------------------------------------------------------------------------------------------------
                                                               4/1/06 to                  4/1/06 to
                                                                9/30/06      4/1/05 to     9/30/06      4/1/05 to
                                                              (Unaudited)     3/31/06    (Unaudited)     3/31/06
------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                               $  (1,046)     $  (2,843)   $    (870)   $   (2,205)
   Net Realized Gain (Loss) from Security Transactions,
     Securities Sold Short and Futures Contracts                 (3,951)        56,163       (2,273)       73,060
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments, Securities Sold Short and Futures
     Contracts                                                   (9,362)        (1,413)     (18,792)      (27,542)
------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations                                                 (14,359)        51,907      (21,935)       43,313
------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     Class Z                                                         --             --           --            --
     Advisor Class                                                   --             --           --            --
     Class A                                                         --             --           --            --
     Class C                                                         --             --           --            --
   Net Realized Gains from Security Transactions
     Class Z                                                         --             --           --            --
     Advisor Class                                                   --             --           --            --
     Class A                                                         --             --           --            --
     Class C                                                         --             --           --            --
------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                 --             --           --            --
------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   Class Z
   Shares Issued                                                  4,275         14,586       14,140        15,518
   Shares Issued upon Reinvestment of Distributions                  --             --           --            --
   Redemption Fees(2)                                                --             --           --            --
   Shares Redeemed                                              (28,781)       (73,197)     (21,874)      (60,903)
------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                   (24,506)       (58,611)      (7,734)      (45,385)
------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                     --            303           --            --
   Shares Issued upon Reinvestment of Distributions                  --             --           --            --
   Shares Redeemed                                                 (175)        (9,056)          --            --
------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                (175)        (8,753)          --            --
------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                      2             --           --            --
   Shares Issued upon Reinvestment of Distributions                  --             --           --            --
   Shares Redeemed                                                   --             --           --            --
------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                         2             --           --            --
------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                      4             56            1            25
   Shares Issued upon Reinvestment of Distributions                  --             --           --            --
   Shares Redeemed                                                   (1)            --           (1)           (1)
------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                         3             56           --            24
------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from
      Capital Share Transactions                                (24,676)       (67,308)      (7,734)      (45,361)
------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                      (39,035)       (15,401)     (29,669)       (2,048)
------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                          223,009        238,410      182,348       184,396
------------------------------------------------------------------------------------------------------------------
   End of Period                                              $ 183,974      $ 223,009    $ 152,679    $  182,348
==================================================================================================================
   Undistributed (Distributions in Excess of) Net
      Investment Income/(Accumulated Net Investment
      Loss) -- End of Period                                  $  (1,046)     $      --    $    (870)   $       --
==================================================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                OLD MUTUAL                OLD MUTUAL
                                                               FOCUSED FUND               GROWTH FUND
-------------------------------------------------------------------------------------------------------------
                                                           4/1/06 to                 4/1/06 to
                                                            9/30/06     4/1/05 to     9/30/06      4/1/05 to
                                                          (Unaudited)    3/31/06     (Unaudited)    3/31/06
-------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                            $      22    $      15    $  (1,057)    $  (4,131)
   Net Realized Gain (Loss) from Security
     Transactions,Securities Sold Short and Futures
     Contracts                                                   791        1,291       (1,764)      271,676
   Net Change in Unrealized Appreciation (Depreciation)
     on Investments, Securities Sold Short and Futures
     Contracts                                                   706          569      (43,196)     (110,766)
-------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from
     Operations                                                1,519        1,875      (46,017)      156,779
-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
     Class Z                                                      --          (88)          --            --
     Advisor Class                                                --           --           --            --
     Class A                                                      --           --           --            --
     Class C                                                      --           --           --            --
   Net Realized Gains from Security Transactions
     Class Z                                                      --           --           --            --
     Advisor Class                                                --           --           --            --
     Class A                                                      --           --           --            --
     Class C                                                      --           --           --            --
-------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                              --          (88)          --            --
-------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   Class Z
   Shares Issued                                                 864        4,046        7,145        31,455
   Shares Issued upon Reinvestment of Distributions               --           85           --            --
   Redemption Fees(2)                                             --           --           --            --
   Shares Redeemed                                            (2,237)      (8,065)     (67,521)     (247,566)
-------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                 (1,373)      (3,934)     (60,376)     (216,111)
-------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                  --           --           --            11
   Shares Issued upon Reinvestment of Distributions               --           --           --            --
   Shares Redeemed                                                --           --           --           (84)
-------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                               --           --           --           (73)
-------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                  15           --           53           149
   Shares Issued upon Reinvestment of Distributions               --           --           --            --
   Shares Redeemed                                                --           --         (180)           --
-------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                     15           --         (127)          149
-------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                  --           --           55            --
   Shares Issued upon Reinvestment of Distributions               --           --           --            --
   Shares Redeemed                                                --           --           --            --
-------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                     --           --           55            --
-------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from
     Capital Share Transactions                               (1,358)      (3,934)     (60,448)     (216,035)
-------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                       161       (2,147)    (106,465)      (59,256)
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                        17,702       19,849      655,876       715,132
-------------------------------------------------------------------------------------------------------------
   End of Period                                           $  17,863    $  17,702    $ 549,411     $ 655,876
=============================================================================================================
   Undistributed (Distributions in Excess of) Net
     Investment Income/(Accumulated Net Investment
     Loss) -- End of Period                                $      37    $      15    $  (1,057)    $      --
=============================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                          OLD MUTUAL                  OLD MUTUAL
                                                                       HEITMAN REIT FUND            LARGE CAP FUND
------------------------------------------------------------------------------------------------------------------------
                                                                    4/1/06 to                   4/1/06 to
                                                                     9/30/06      4/1/05 to      9/30/06      4/1/05 to
                                                                   (Unaudited)     3/31/06     (Unaudited)     3/31/06
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                    $     2,016    $   1,325    $       235    $     670
   Net Realized Gain (Loss) from Security Transactions                  10,263       23,961          3,529        5,572
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                                     1,419       32,090          4,335        2,781
------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from
      Operations                                                        13,698       57,376          8,099        9,023
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      Class Z                                                           (1,886)      (2,656)            --         (563)
      Advisor Class                                                       (139)        (183)            --           (1)
      Class A                                                               (3)          (2)            --           --
      Class C                                                               (2)          (3)            --           --
   Return of Capital
      Class Z                                                               --       (1,435)            --           --
      Advisor Class                                                         --         (126)            --           --
      Class A                                                               --           (2)            --           --
      Class C                                                               --           (4)            --           --
   Net Realized Gains from Security Transactions
      Class Z                                                               --      (18,311)            --           --
      Advisor Class                                                         --       (1,478)            --           --
      Class A                                                               --          (19)            --           --
      Class C                                                               --          (58)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                    (2,030)     (24,277)            --         (564)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   Class Z
   Shares Issued                                                        30,276       64,538         14,925        4,770
   Shares Issued upon Reinvestment of Distributions                      1,503       16,893             --          549
   Redemption Fees(2)                                                        1            1             --           --
   Shares Redeemed                                                     (21,425)     (73,651)       (14,640)     (52,480)
------------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                           10,355        7,781            285      (47,161)
------------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                           590        1,294             35          130
   Shares Issued upon Reinvestment of Distributions                        135        1,761             --            1
   Shares Redeemed                                                      (1,528)      (4,010)           (84)        (252)
------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                       (803)        (955)           (49)        (121)
------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                            85          266             --           --
   Shares Issued upon Reinvestment of Distributions                          3           23             --           --
   Shares Redeemed                                                         (26)        (125)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                               62          164             --           --
------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                            74          318             --           --
   Shares Issued upon Reinvestment of Distributions                          2           64             --           --
   Shares Redeemed                                                        (329)        (149)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                             (253)         233             --           --
------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                                         9,361        7,223            236      (47,282)
------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                              21,029       40,322          8,335      (38,823)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                 199,600      159,278         83,772      122,595
------------------------------------------------------------------------------------------------------------------------
   End of Period                                                   $   220,629    $ 199,600    $    92,107    $  83,772
========================================================================================================================
   Undistributed (Distributions in Excess of) Net Investment
      Income/(Accumulated Net Investment Loss) -- End of Period    $       (11)   $       3    $       341    $     106
========================================================================================================================

(1)   See Note 5 on page 154.

(2)   See Note 2 on page 146.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------
                                                                          OLD MUTUAL             OLD MUTUAL LARGE CAP
                                                                     LARGE CAP GROWTH FUND     GROWTH CONCENTRATED FUND
------------------------------------------------------------------------------------------------------------------------
                                                                    4/1/06 to                   4/1/06 to
                                                                     9/30/06      4/1/05 to      9/30/06      4/1/05 to
                                                                   (Unaudited)     3/31/06     (Unaudited)     3/31/06
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                    $      (173)   $    (654)   $      (246)   $  (1,329)
   Net Realized Gain (Loss) from Security Transactions                   2,214       44,218         (1,233)      44,639
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                                    (6,440)     (20,175)        (3,916)      (8,349)
------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from
      Operations                                                        (4,399)      23,389         (5,395)      34,961
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      Class Z                                                               --           --             --           --
      Advisor Class                                                         --           --             --           --
      Class A                                                               --           --             --           --
      Class C                                                               --           --             --           --
   Return of Capital
      Class Z                                                               --           --             --           --
      Advisor Class                                                         --           --             --           --
      Class A                                                               --           --             --           --
      Class C                                                               --           --             --           --
   Net Realized Gains from Security Transactions
      Class Z                                                               --           --             --           --
      Advisor Class                                                         --           --             --           --
      Class A                                                               --           --             --           --
      Class C                                                               --           --             --           --
------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                        --           --             --           --
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   Class Z
   Shares Issued                                                         1,290        9,188          1,464        7,318
   Shares Issued upon Reinvestment of Distributions                         --           --             --           --
   Redemption Fees(2)                                                       --           --             --            1
   Shares Redeemed                                                     (15,564)     (65,055)       (16,347)     (55,290)
------------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                          (14,274)     (55,867)       (14,883)     (47,971)
------------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                            50           69              3            8
   Shares Issued upon Reinvestment of Distributions                         --           --             --           --
   Shares Redeemed                                                         (49)        (102)            --          (29)
------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                          1          (33)             3          (21)
------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                            96           --            112           46
   Shares Issued upon Reinvestment of Distributions                         --           --             --           --
   Shares Redeemed                                                          --           --             --          (29)
------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                               96           --            112           17
------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                            --           --             50           32
   Shares Issued upon Reinvestment of Distributions                         --           --             --           --
   Shares Redeemed                                                          --           --             --           --
------------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                               --           --             50           32
------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                                       (14,177)     (55,900)       (14,718)     (47,943)
------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                             (18,576)     (32,511)       (20,113)     (12,982)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                 111,884      144,395        140,454      153,436
------------------------------------------------------------------------------------------------------------------------
   End of Period                                                   $    93,308    $ 111,884    $   120,341    $ 140,454
========================================================================================================================
   Undistributed (Distributions in Excess of) Net Investment
      Income/(Accumulated Net Investment Loss) -- End of Period    $      (173)   $      --    $      (246)   $      --
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                          OLD MUTUAL                  OLD MUTUAL
                                                                         MID-CAP FUND             SELECT GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
                                                                    4/1/06 to                   4/1/06 to
                                                                     9/30/06      4/1/05 to      9/30/06      4/1/05 to
                                                                   (Unaudited)     3/31/06     (Unaudited)     3/31/06
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                    $      (745)   $  (1,117)   $      (268)   $  (1,452)
   Net Realized Gain (Loss) from Security Transactions                  11,426       61,229         (1,437)      42,134
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments                                                   (21,755)       9,699         (3,869)      (7,673)
------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from
      Operations                                                       (11,074)      69,811         (5,574)      33,009
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      Class Z                                                               --         (316)            --           --
      Advisor Class                                                         --           --             --           --
      Class A                                                               --           --             --           --
      Class C                                                               --           --             --           --
   Return of Capital
      Class Z                                                               --           --             --           --
      Advisor Class                                                         --           --             --           --
      Class A                                                               --           --             --           --
      Class C                                                               --           --             --           --
   Net Realized Gains from Security Transactions
      Class Z                                                          (51,999)     (33,271)            --           --
      Advisor Class                                                       (929)        (638)            --           --
      Class A                                                              (30)         (19)            --           --
      Class C                                                              (45)         (22)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                   (53,003)     (34,266)            --           --
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   Class Z
   Shares Issued                                                        17,009       49,050          1,787        7,038
   Shares Issued upon Reinvestment of Distributions                     50,404       32,457             --           --
   Redemption Fees(2)                                                       --           --             --           --
   Shares Redeemed                                                    (110,748)    (168,036)       (16,781)     (53,496)
------------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                          (43,335)     (86,529)       (14,994)     (46,458)
------------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                           860        2,379             --           --
   Shares Issued upon Reinvestment of Distributions                        929          638             --           --
   Shares Redeemed                                                      (1,869)      (4,898)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                        (80)      (1,881)            --           --
------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                             7           34             60           --
   Shares Issued upon Reinvestment of Distributions                         30           16             --           --
   Shares Redeemed                                                          (7)        (128)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                               30          (78)            60           --
------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                            32           97             --           --
   Shares Issued upon Reinvestment of Distributions                         41           20             --           --
   Shares Redeemed                                                         (29)         (10)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                               44          107             --           --
------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                                       (43,341)     (88,381)       (14,934)     (46,458)
------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                            (107,418)     (52,836)       (20,508)     (13,449)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                 411,664      464,500        150,270      163,719
------------------------------------------------------------------------------------------------------------------------
   End of Period                                                   $   304,246    $ 411,664    $   129,762    $ 150,270
========================================================================================================================
   Undistributed (Distributions in Excess of) Net Investment
      Income/(Accumulated Net Investment Loss) -- End of Period    $      (745)   $      --    $      (268)   $      --
========================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (000) -- CONCLUDED

------------------------------------------------------------------------------------------------------------------------
                                                                          OLD MUTUAL             OLD MUTUAL STRATEGIC
                                                                        SMALL CAP FUND            SMALL COMPANY FUND
------------------------------------------------------------------------------------------------------------------------
                                                                    4/1/06 to                   4/1/06 to
                                                                     9/30/06      4/1/05 to      9/30/06      4/1/05 to
                                                                   (Unaudited)     3/31/06     (Unaudited)     3/31/06
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                    $       (90)   $    (177)   $      (178)   $    (434)
   Net Realized Gain (Loss) from Security Transactions
      and Futures Contracts                                              1,416        8,427            174       16,460
   Net Increase from Payments by Affiliate(1)                               --           --             --           --
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments and Futures Contracts                              (2,782)      (1,871)        (3,770)      (6,407)
------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decease) in Net Assets Resulting from
      Operations                                                        (1,456)       6,379         (3,774)       9,619
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      Class Z                                                               --           --             --           --
      Advisor Class                                                         --           --             --           --
      Class A                                                               --           --             --           --
      Class C                                                               --           --             --           --
   Net Realized Gains from Security Transactions
      Class Z                                                               --           --         (9,441)          --
      Advisor Class                                                         --           --           (256)          --
      Class A                                                               --           --           (284)          --
      Class C                                                               --           --            (19)          --
------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                        --           --        (10,000)          --
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(2)
   Class Z
   Shares Issued                                                         1,383        2,686          1,572        4,977
   Shares Issued upon Reinvestment of Distributions                         --           --          9,135           --
   Redemption Fees(3)                                                       --           --             --           --
   Shares Redeemed                                                      (7,889)     (19,733)        (7,159)     (17,342)
------------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                           (6,506)     (17,047)         3,548      (12,365)
------------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                            --           --            225          613
   Shares Issued upon Reinvestment of Distributions                         --           --            256           --
   Shares Redeemed                                                          --          (14)          (339)      (1,163)
------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                         --          (14)           142         (550)
------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                            50            9          1,019          139
   Shares Issued upon Reinvestment of Distributions                         --           --            284           --
   Shares Redeemed                                                          --           --             (6)          --
------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                               50            9          1,297          139
------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                             7            4              4           --
   Shares Issued upon Reinvestment of Distributions                         --           --             19           --
   Shares Redeemed                                                          --           (4)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                                7           --             23           --
------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                                        (6,449)     (17,052)         5,010      (12,776)
------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                              (7,905)     (10,673)        (8,764)      (3,157)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                  50,051       60,724         49,679       52,836
------------------------------------------------------------------------------------------------------------------------
   End of Period                                                   $    42,146    $  50,051    $    40,915    $  49,679
========================================================================================================================
   Undistributed (Distributions in Excess of) Net Investment
      Income/(Accumulated Net Investment Loss) -- End of Period    $       (90)   $      --    $      (178)   $      --
========================================================================================================================

(1)   See Note 3 on page 153.

(2)   See Note 5 on page 154.

(3)   See Note 2 on page 146.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------
                                                                        OLD MUTUAL TS&W               OLD MUTUAL
                                                                     SMALL CAP VALUE FUND         CASH RESERVES FUND
------------------------------------------------------------------------------------------------------------------------
                                                                    4/1/06 to                   4/1/06 to
                                                                     9/30/06      4/1/05 to      9/30/06      4/1/05 to
                                                                   (Unaudited)     3/31/06     (Unaudited)     3/31/06
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                    $      (179)   $    (444)   $       768    $   1,111
   Net Realized Gain (Loss) from Security Transactions
      and Futures Contracts                                              4,480       11,628             --           (1)
   Net Increase from Payments by Affiliate(1)                               --           --             --            1
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments and Futures Contracts                              (6,561)       3,454             --           --
------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decease) in Net Assets Resulting from
      Operations                                                        (2,260)      14,638            768        1,111
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      Class Z                                                               --           --           (768)      (1,111)
      Advisor Class                                                         --           --             --           --
      Class A                                                               --           --             --           --
      Class C                                                               --           --             --           --
   Net Realized Gains from Security Transactions
      Class Z                                                               --       (6,016)            --           --
      Advisor Class                                                         --           --             --           --
      Class A                                                               --          (81)            --           --
      Class C                                                               --          (96)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                        --       (6,193)          (768)      (1,111)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(2)
   Class Z
   Shares Issued                                                         5,023        7,301         14,792       22,814
   Shares Issued upon Reinvestment of Distributions                         --        5,699            745        1,206
   Redemption Fees(3)                                                       --           --             --           --
   Shares Redeemed                                                      (7,380)     (44,708)       (15,132)     (31,237)
------------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                           (2,357)     (31,708)           405       (7,217)
------------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                            --           --             --           --
   Shares Issued upon Reinvestment of Distributions                         --           --             --           --
   Shares Redeemed                                                          --           --             --           --
------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                         --           --             --           --
------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                             5           43             --           --
   Shares Issued upon Reinvestment of Distributions                         --           81             --           --
   Shares Redeemed                                                        (133)         (82)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                             (128)          42             --           --
------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                            --           30             --           --
   Shares Issued upon Reinvestment of Distributions                         --           96             --           --
   Shares Redeemed                                                          (3)        (115)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                               (3)          11             --           --
------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                                        (2,488)     (31,655)           405       (7,217)
------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                              (4,748)     (23,210)           405       (7,217)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                  70,385       93,595         34,503       41,720
------------------------------------------------------------------------------------------------------------------------
   End of Period                                                   $    65,637    $  70,385    $    34,908    $  34,503
========================================================================================================================
   Undistributed (Distributions in Excess of) Net Investment
      Income/(Accumulated Net Investment Loss) -- End of Period    $      (184)   $      (5)   $        --    $      --
========================================================================================================================

------------------------------------------------------------------------------------------------------------------------
                                                                          OLD MUTUAL                  OLD MUTUAL
                                                                      DWIGHT INTERMEDIATE          DWIGHT SHORT TERM
                                                                       FIXED INCOME FUND           FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------
                                                                    4/1/06 to                   4/1/06 to
                                                                     9/30/06      4/1/05 to      9/30/06      4/1/05 to
                                                                   (Unaudited)     3/31/06     (Unaudited)     3/31/06
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)                                    $       177    $     307    $     4,189    $   9,496
   Net Realized Gain (Loss) from Security Transactions
      and Futures Contracts                                                (14)         (14)          (450)      (1,829)
   Net Increase from Payments by Affiliate(1)                               --           --             --           --
   Net Change in Unrealized Appreciation (Depreciation)
      on Investments and Futures Contracts                                  75          (84)         2,228        1,011
------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decease) in Net Assets Resulting from
      Operations                                                           238          209          5,967        8,678
------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income
      Class Z                                                             (174)        (307)        (4,175)      (9,693)
      Advisor Class                                                         --           --            (11)         (43)
      Class A                                                               (1)          (2)            (1)          (1)
      Class C                                                               (1)          (2)            (1)          (1)
   Net Realized Gains from Security Transactions
      Class Z                                                               --          (18)            --           --
      Advisor Class                                                         --           --             --           --
      Class A                                                               --           --             --           --
      Class C                                                               --           --             --           --
------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                                      (176)        (329)        (4,188)      (9,738)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(2)
   Class Z
   Shares Issued                                                           429        1,802            778       18,620
   Shares Issued upon Reinvestment of Distributions                        172          321          4,159        9,654
   Redemption Fees(3)                                                       --           --             --           --
   Shares Redeemed                                                        (942)      (1,688)       (44,468)    (165,034)
------------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                                             (341)         435        (39,531)    (136,760)
------------------------------------------------------------------------------------------------------------------------
   Advisor Class
   Shares Issued                                                            --           --            444            2
   Shares Issued upon Reinvestment of Distributions                         --           --             10           41
   Shares Redeemed                                                          --           --           (554)      (1,678)
------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Transactions                                         --           --           (100)      (1,635)
------------------------------------------------------------------------------------------------------------------------
   Class A
   Shares Issued                                                           123           --             --           --
   Shares Issued upon Reinvestment of Distributions                          1            2              1            1
   Shares Redeemed                                                          --           --             --           --
------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                                              124            2              1            1
------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                                            20           32             --           --
   Shares Issued upon Reinvestment of Distributions                          1            2              1            1
   Shares Redeemed                                                          --          (45)            --           --
------------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                                               21          (11)             1            1
------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived from
      Capital Share Transactions                                          (196)         426        (39,629)    (138,393)
------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                                (134)         306        (37,850)    (139,453)
------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                                                   7,731        7,425        255,128      394,581
------------------------------------------------------------------------------------------------------------------------
   End of Period                                                   $     7,597    $   7,731    $   217,278    $ 255,128
========================================================================================================================
   Undistributed (Distributions in Excess of) Net Investment
      Income/(Accumulated Net Investment Loss) -- End of Period    $         1    $      --    $         1    $      --
========================================================================================================================

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 (UNAUDITED)

                      Net                     Realized and
                     Asset          Net        Unrealized                  Dividends   Distributions       Total
                     Value      Investment      Gains or        Total      from Net         from         Dividends
                   Beginning      Income        (Losses)        from      Investment      Capital           and        Redemption
                   of Period      (Loss)     on Securities   Operations     Income         Gains       Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

   CLASS Z
   2006 >            $ 11.70   $  0.01 (1)    $  0.54         $  0.55     $    --        $    --         $    --        $ --
   2006                10.60      0.05 (1)       1.13            1.18       (0.08)            --           (0.08)         --**
   2005                 9.84      0.06 (1)       0.77            0.83       (0.07)            --           (0.07)         --
   2004                 7.35      0.05 (1)       2.48            2.53       (0.04)            --           (0.04)         --
   2003                10.42      0.06          (3.06)          (3.00)      (0.07)            --           (0.07)         --
   2002 (2)            10.33      0.02           0.07            0.09          --             --              --          --
   2001 (3)            11.09      0.07          (0.76)          (0.69)      (0.07)            --           (0.07)         --

   CLASS A
   2006 >            $ 11.68   $  0.00 (1)    $  0.53         $  0.53     $    --        $    --         $    --        $ --
   2006                10.58      0.03 (1)       1.13            1.16       (0.06)            --           (0.06)         --
   2005                 9.83      0.04 (1)       0.77            0.81       (0.06)            --           (0.06)         --
   2004 +++             8.66      0.03 (1)       1.18            1.21       (0.04)            --           (0.04)         --

   CLASS C
   2006 >            $ 11.60   $ (0.05) (1)   $  0.53         $  0.48     $    --        $    --         $    --        $ --**
   2006                10.53     (0.05) (1)      1.12            1.07          --             --              --          --
   2005                 9.81     (0.04) (1)      0.76            0.72          --             --              --          --
   2004 +++             8.66     (0.02) (1)      1.18            1.16       (0.01)            --           (0.01)         --
---------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL BARROW HANLEY VALUE FUND

   CLASS Z
   2006 >            $ 16.61   $  0.12 (1)    $  0.55         $  0.67     $    --        $ (5.31)        $ (5.31)       $ --**
   2006                16.65      0.09 (1)       0.68            0.77       (0.14)         (0.67)          (0.81)         --**
   2005                15.88      0.06 (1)       0.99            1.05       (0.05)         (0.23)          (0.28)         --
   2004                11.84      0.05 (1)       4.07            4.12       (0.06)         (0.02)          (0.08)         --
   2003                16.40      0.14          (4.31)          (4.17)      (0.15)         (0.24)          (0.39)         --
   2002 (4)            15.92      0.20           2.34            2.54       (0.14)         (1.92)          (2.06)         --
   2001 (5)            10.87      0.21           5.49            5.70       (0.21)         (0.44)          (0.65)         --

   ADVISOR CLASS
   2006 >            $ 16.58   $  0.10 (1)    $  0.55         $  0.65     $    --        $ (5.31)        $ (5.31)       $ --
   2006                16.62      0.07 (1)       0.65            0.72       (0.09)         (0.67)          (0.76)         --
   2005                15.86      0.01 (1)       1.01            1.02       (0.03)         (0.23)          (0.26)         --
   2004 ++++           14.23      0.04 (1)       1.66            1.70       (0.05)         (0.02)          (0.07)         --

   CLASS A
   2006 >            $ 16.58   $  0.10 (1)    $  0.56         $  0.66     $    --        $ (5.31)        $ (5.31)       $ --
   2006                16.62      0.06 (1)       0.65            0.71       (0.08)         (0.67)          (0.75)         --
   2005                15.86      0.02 (1)       1.00            1.02       (0.03)         (0.23)          (0.26)         --
   2004 +++            14.22      0.03 (1)       1.69            1.72       (0.06)         (0.02)          (0.08)         --

   CLASS C
   2006 >            $ 16.37   $  0.04 (1)    $  0.55         $  0.59     $    --        $ (5.31)        $ (5.31)       $ --
   2006                16.46     (0.06) (1)      0.64            0.58          --**        (0.67)          (0.67)         --
   2005                15.80     (0.11) (1)      1.00            0.89          --          (0.23)          (0.23)         --
   2004 +++            14.22     (0.05) (1)      1.69            1.64       (0.04)         (0.02)          (0.06)         --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                        Ratio
                                                                                     of Expenses
                                                                                      to Average
                                                                                      Net Assets
                                                                                     (Excluding
                                                                     Ratio of Net      Waivers,
                      Net                    Net                      Investment       Expenses
                     Asset                 Assets        Ratio          Income         Borne by
                     Value                   End      of Expenses       (Loss)         Advisor      Portfolio
                      End        Total    of Period    to Average     to Average     and Expense     Turnover
                   of Period    Return+     (000)      Net Assets     Net Assets    Reduction)^^^     Rate+
-------------------------------------------------------------------------------------------------------------
OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

   CLASS Z
   2006 >            $12.25      4.70%    $   28,092      2.04%@        0.18%           2.49%         90.18%
   2006               11.70     11.16%        27,771      1.27%@        0.47%           1.30%        208.15%
   2005               10.60      8.49%        55,219      1.28%@        0.57%           1.28%        173.71%
   2004                9.84     34.50%        65,668      1.24%@        0.59%           1.25%        267.41%
   2003                7.35    (28.83)%       53,983      1.19%@        0.62%           1.31%        212.69%
   2002 (2)           10.42      0.89%       101,615      0.99%*@       0.63%*          1.33%*        65.99%
   2001 (3)           10.33     (6.22)%       95,031      0.99%@        0.64%           1.09%        229.00%

   CLASS A
   2006 >            $12.21      4.54%    $      532      2.32%@       (0.07)%          2.78%         90.18%
   2006               11.68     10.97%           387      1.49%@        0.29%           1.54%        208.15%
   2005               10.58      8.21%           177      1.53%@        0.38%           1.53%        173.71%
   2004 +++            9.83     13.95%            82      1.48%*@       0.41%*          1.49%*       267.41%

   CLASS C
   2006 >            $12.08      4.14%    $      205      3.08%@       (0.82)%          3.54%         90.18%
   2006               11.60     10.16%           157      2.25%@       (0.50)%          2.29%        208.15%
   2005               10.53      7.34%            89      2.28%@       (0.42)%          2.28%        173.71%
   2004 +++            9.81     13.41%            78      2.23%*@      (0.35)%*         2.24%*       267.41%
-------------------------------------------------------------------------------------------------------------

OLD MUTUAL BARROW HANLEY VALUE FUND

   CLASS Z
   2006 >            $11.97      5.24%    $  190,530      1.10%         1.53%           1.45%         48.03%
   2006               16.61      4.69%       311,142      1.37%         0.51%           1.45%         26.88%
   2005               16.65      6.64%     1,374,194      1.44%         0.34%           1.46%         20.03%
   2004               15.88     34.82%     1,128,195      1.48%         0.36%           1.49%         24.31%
   2003               11.84    (25.73)%      647,508      1.45%         1.00%           1.52%         50.05%
   2002 (4)           16.40     17.48%       621,735      1.40%*        1.26%*          1.44%*        39.02%
   2001 (5)           15.92     53.22%       272,069      1.40%         1.41%           1.41%        111.00%

   ADVISOR CLASS
   2006 >            $11.92      5.11%    $      367      1.35%         1.28%           1.72%         48.03%
   2006               16.58      4.39%           758      1.59%         0.44%           1.64%         26.88%
   2005               16.62      6.41%           894      1.69%         0.09%           1.71%         20.03%
   2004 ++++          15.86     11.97%+          723      1.75%*        0.35%*          1.76%*        24.31%

   CLASS A
   2006 >            $11.93      5.19%    $    3,215      1.35%         1.30%           1.70%         48.03%
   2006               16.58      4.34%         3,791      1.59%         0.38%           1.66%         26.88%
   2005               16.62      6.41%         5,827      1.69%         0.12%           1.71%         20.03%
   2004 +++           15.86     12.07%+        2,555      1.75%*        0.25%*          1.76%*        24.31%

   CLASS C
   2006 >            $11.65      4.77%    $    4,032      2.10%         0.54%           2.46%         48.03%
   2006               16.37      3.58%         5,988      2.35%        (0.37)%          2.42%         26.88%
   2005               16.46      5.62%        10,143      2.44%        (0.65)%          2.46%         20.03%
   2004 +++           15.80     11.56%+        3,093      2.50%*       (0.48)%*         2.51%*        24.31%
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      Net                     Realized and
                     Asset                     Unrealized                  Dividends   Distributions       Total
                     Value          Net         Gains or        Total      from Net         from         Dividends
                   Beginning    Investment      (Losses)        from      Investment      Capital           and        Redemption
                   of Period       Loss      on Securities   Operations     Income         Gains       Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

   CLASS Z
   2006 >            $ 13.04   $ (0.07) (1)     $ (0.74)      $ (0.81)       $ --           $ --            $ --           $ --**
   2006                10.40     (0.14) (1)        2.78          2.64          --             --              --             --**
   2005                10.77     (0.13) (1)       (0.24)        (0.37)         --             --              --             --
   2004                 7.31     (0.14) (1)        3.60          3.46          --             --              --             --
   2003                14.79     (0.11) (1)       (7.37)        (7.48)         --             --              --             --
   2002                19.70     (0.21) (1)       (4.70)        (4.91)         --             --              --             --

   ADVISOR CLASS
   2006 >            $ 12.88   $ (0.08) (1)     $ (0.70)      $ (0.78)       $ --           $ --            $ --           $ --
   2006                10.29     (0.16) (1)        2.75          2.59          --             --              --             --
   2005                10.68     (0.15) (1)       (0.24)        (0.39)         --             --              --             --
   2004                 7.27     (0.16) (1)        3.57          3.41          --             --              --             --
   2003                14.75     (0.13) (1)       (7.35)        (7.48)         --             --              --             --
   2002                19.70     (0.23) (1)       (4.72)        (4.95)         --             --              --             --

   CLASS A
   2006 >            $ 12.96   $ (0.08) (1)     $ (0.74)      $ (0.82)       $ --           $ --            $ --           $ --
   2006                10.36     (0.17) (1)        2.77          2.60          --             --              --             --
   2005                10.75     (0.15) (1)       (0.24)        (0.39)         --             --              --             --
   2004 ++              9.69     (0.08) (1)        1.14          1.06          --             --              --             --

   CLASS C
   2006 >            $ 12.72   $ (0.12) (1)     $ (0.73)      $ (0.85)       $ --           $ --            $ --           $ --
   2006                10.24     (0.25) (1)        2.73          2.48          --             --              --             --
   2005                10.71     (0.23) (1)       (0.24)        (0.47)         --             --              --             --
   2004 ++              9.69     (0.13) (1)        1.15          1.02          --             --              --             --
---------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL EMERGING GROWTH FUND

   CLASS Z
   2006 >            $ 15.83   $ (0.08) (1)     $ (1.80)      $ (1.88)       $ --           $ --            $ --           $ --
   2006                12.42     (0.17) (1)        3.58          3.41          --             --              --             --**
   2005                12.66     (0.16) (1)       (0.08)        (0.24)         --             --              --             --
   2004                 7.94     (0.16) (1)        4.88          4.72          --             --              --             --
   2003                14.23     (0.14)           (6.15)        (6.29)         --             --              --             --
   2002                15.96     (0.17) (1)       (1.56)        (1.73)         --             --              --             --

   CLASS A
   2006 >            $ 15.71   $ (0.09) (1)     $ (1.79)      $ (1.88)       $ --           $ --            $ --           $ --
   2006                12.36     (0.20) (1)        3.55          3.35          --             --              --             --**
   2005                12.63     (0.19) (1)       (0.08)        (0.27)         --             --              --             --
   2004 ++             12.03     (0.10) (1)        0.70          0.60          --             --              --             --

   CLASS C
   2006 >            $ 15.42   $ (0.14) (1)     $ (1.76)      $ (1.90)       $ --           $ --            $ --           $ --
   2006                12.22     (0.30) (1)        3.50          3.20          --             --              --             --
   2005                12.59     (0.28) (1)       (0.09)        (0.37)         --             --              --             --
   2004 ++             12.03     (0.15) (1)        0.71          0.56          --             --              --             --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                        Ratio
                                                                                     of Expenses
                                                                                      to Average
                                                                                      Net Assets
                                                                                     (Excluding
                                                                                       Waivers,
                      Net                     Net                    Ratio of Net      Expenses
                     Asset                  Assets        Ratio       Investment        Borne
                     Value                    End      of Expenses       Loss         by Advisor    Portfolio
                      End        Total     of Period    to Average    to Average     and Expense     Turnover
                   of Period    Return+      (000)      Net Assets    Net Assets    Reduction)^^^     Rate+
-------------------------------------------------------------------------------------------------------------
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

   CLASS Z
   2006 >           $ 12.23     (6.21)%   $  183,791      1.45%        (1.09)%          1.71%         50.34%
   2006               13.04     25.38%       222,617      1.59%        (1.24)%          1.62%        104.99%
   2005               10.40     (3.44)%      229,768      1.64%        (1.22)%          1.64%         63.05%
   2004               10.77     47.33%       314,112      1.66%        (1.40)%          1.67%        135.24%
   2003                7.31    (50.57)%      262,244      1.54%        (1.24)%          1.54%        261.67%
   2002               14.79    (24.92)%      581,091      1.39%        (1.17)%          1.39%        185.33%

   ADVISOR CLASS
   2006 >           $ 12.10     (6.06)%   $       --      1.70%        (1.33)%          1.90%         50.34%
   2006               12.88     25.17%           201      1.87%        (1.50)%          1.88%        104.99%
   2005               10.29     (3.65)%        8,536      1.89%        (1.45)%          1.89%         63.05%
   2004               10.68     46.91%        14,303      1.90%        (1.64)%          1.91%        135.24%
   2003                7.27    (50.71)%        7,285      1.79%        (1.47)%          1.79%        261.67%
   2002               14.75    (25.13)%       10,288      1.64%        (1.42)%          1.64%        185.33%

   CLASS A
   2006 >           $ 12.14     (6.33)%   $       65      1.70%        (1.34)%          1.96%         50.34%
   2006               12.96     25.10%            67      1.83%        (1.48)%          1.87%        104.99%
   2005               10.36     (3.63)%           53      1.90%        (1.47)%          1.90%         63.05%
   2004 ++            10.75     10.94%            55      1.86%*       (1.56)%*         1.87%*       135.24%

   CLASS C
   2006 >           $ 11.87     (6.68)%   $      118      2.45%        (2.09)%          2.71%         50.34%
   2006               12.72     24.22%           124      2.57%        (2.19)%          2.61%        104.99%
   2005               10.24     (4.39)%           53      2.65%        (2.22)%          2.65%         63.05%
   2004 ++            10.71     10.53%            55      2.61%*       (2.31)%*         2.62%*       135.24%
-------------------------------------------------------------------------------------------------------------

OLD MUTUAL EMERGING GROWTH FUND

   CLASS Z
   2006 >           $ 13.95    (11.88)%   $  152,541      1.30%        (1.07)%          1.51%        124.94%
   2006               15.83     27.46%       182,191      1.43%        (1.23)%          1.45%        157.70%
   2005               12.42     (1.90)%      184,294      1.46%        (1.36)%          1.47%         68.28%
   2004               12.66     59.45%       278,178      1.40%        (1.30)%          1.41%         96.38%
   2003                7.94    (44.20)%      201,460      1.55%        (1.44)%          1.55%        218.32%
   2002               14.23    (10.84)%      408,161      1.39%        (1.06)%          1.39%        150.95%

   CLASS A
   2006 >           $ 13.83    (11.97)%   $       57      1.55%        (1.32)%          1.76%        124.94%
   2006               15.71     27.10%            65      1.68%        (1.48)%          1.70%        157.70%
   2005               12.36     (2.14)%           51      1.71%        (1.61)%          1.72%         68.28%
   2004 ++            12.63      4.99%            53      1.62%*       (1.57)%*         1.63%*        96.38%

   CLASS C
   2006 >           $ 13.52    (12.32)%   $       81      2.30%        (2.07)%          2.51%        124.94%
   2006               15.42     26.19%            92      2.41%        (2.21)%          2.44%        157.70%
   2005               12.22     (2.94)%           51      2.46%        (2.36)%          2.47%         68.28%
   2004 ++            12.59      4.66%            52      2.37%*       (2.32)%*         2.38%*        96.38%
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 (UNAUDITED)

                      Net                     Realized and
                     Asset         Net        Unrealized                   Dividends   Distributions       Total
                     Value      Investment      Gains or        Total      from Net        from          Dividends
                   Beginning      Income        (Losses)        from      Investment      Capital           and        Redemption
                   of Period      (Loss)     on Securities   Operations     Income         Gains       Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL FOCUSED FUND

   CLASS Z
   2006 >            $ 20.36   $  0.03 (1)      $  1.88       $  1.91      $    --       $    --        $     --        $  --**
   2006                18.61      0.02 (1)         1.82          1.84        (0.09)           --           (0.09)          --**
   2005                17.19      0.07 (1)         1.35          1.42           --            --              --           --
   2004                12.01     (0.02) (1)        5.20          5.18           --            --              --           --
   2003                16.20     (0.02)           (4.17)        (4.19)          --            --              --           --
   2002                17.41     (0.04) (1)       (1.03)        (1.07)       (0.06)        (0.08)          (0.14)          --

   CLASS A
   2006 >            $ 20.29   $  0.00 (1)      $  1.87       $  1.87      $    --       $    --        $     --        $  --
   2006                18.55     (0.03) (1)        1.81          1.78        (0.04)           --           (0.04)          --
   2005                17.17      0.03 (1)         1.35          1.38           --            --               --          --
   2004 ++             14.79     (0.03) (1)        2.41          2.38           --            --               --          --

   CLASS C
   2006 >            $ 19.95   $ (0.07) (1)     $  1.83       $  1.76      $    --       $    --        $      --       $  --
   2006                18.34     (0.17) (1)        1.78          1.61           --            --               --          --
   2005                17.10     (0.10) (1)        1.34          1.24           --            --               --          --
   2004 ++             14.79     (0.09) (1)        2.40          2.31           --            --               --          --
---------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL GROWTH FUND

   CLASS Z
   2006 >            $ 23.21   $ (0.04) (1)     $ (1.62)      $ (1.66)     $    --       $    --        $      --       $  --**
   2006                18.36     (0.12) (1)        4.97          4.85           --            --               --          --**
   2005                18.34     (0.19) (1)        0.21          0.02           --            --               --          --
   2004                13.90     (0.20) (1)        4.64          4.44           --            --               --          --
   2003                18.94     (0.17) (1)       (4.87)        (5.04)          --            --               --          --
   2002                21.74     (0.20) (1)       (2.60)        (2.80)          --            --               --          --

   ADVISOR CLASS
   2006 >            $ 22.62   $ (0.07) (1)     $ (1.57)      $ (1.64)     $    --       $    --        $      --       $  --
   2006                17.94     (0.18) (1)        4.86          4.68           --            --               --          --
   2005                17.98     (0.24) (1)        0.20         (0.04)          --            --               --          --
   2004                13.66     (0.24) (1)        4.56          4.32           --            --               --          --
   2003                18.66     (0.21) (1)       (4.79)        (5.00)          --            --               --          --
   2002                21.46     (0.26) (1)       (2.54)        (2.80)          --            --               --          --

   CLASS A
   2006 >            $ 23.07   $ (0.06) (1)     $ (1.61)      $ (1.67)     $    --       $    --        $      --       $  --
   2006                18.29     (0.14) (1)        4.92          4.78           --            --               --          --
   2005                18.32     (0.25) (1)        0.22         (0.03)          --            --               --          --
   2004 ++             16.68     (0.13) (1)        1.77          1.64           --            --               --          --

   CLASS C
   2006 >            $ 22.64   $ (0.15) (1)     $ (1.57)      $ (1.72)     $    --       $    --        $      --       $  --
   2006                18.09     (0.30) (1)        4.85          4.55           --            --               --          --
   2005                18.25     (0.38) (1)        0.22         (0.16)          --            --               --          --
   2004 ++             16.68     (0.20) (1)        1.77          1.57           --            --               --          --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                         Ratio of
                                                                                         Expenses
                                                                                        to Average
                                                                                        Net Assets
                                                                                        (Excluding
                                                                       Ratio of Net      Waivers,
                      Net                      Net                      Investment       Expenses
                     Asset                    Assets        Ratio         Income          Borne
                     Value                     End       of Expenses      (Loss)        by Advisor    Portfolio
                      End        Total      of Period     to Average    to Average     and Expense     Turnover
                   of Period    Return+       (000)       Net Assets    Net Assets    Reduction)^^^     Rate+
---------------------------------------------------------------------------------------------------------------
OLD MUTUAL FOCUSED FUND

   CLASS Z
   2006 >            $ 22.27     9.38%      $   17,698      1.15%         0.26%           1.58%         36.17%
   2006                20.36     9.88%          17,566      1.39%         0.08%           1.47%        110.47%
   2005                18.61     8.26%          19,724      1.49%         0.42%           1.62%        192.04%
   2004                17.19    43.13%          26,574      1.50%        (0.15)%          1.54%        240.63%
   2003                12.01   (25.86)%         23,293      1.50%        (0.23)%          1.50%        281.70%
   2002                16.20    (6.18)%         34,675      1.37%        (0.24)%          1.37%        433.98%

   CLASS A
   2006 >            $ 22.16     9.22%      $       92      1.40%         0.01%           1.84%         36.17%
   2006                20.29     9.59%              69      1.64%        (0.15)%          1.72%        110.47%
   2005                18.55     8.04%              63      1.74%         0.20%           1.87%        192.04%
   2004 ++             17.17    16.09%              58      1.77%*       (0.36)%*         1.85%*       240.63%

   CLASS C
   2006 >            $ 21.71     8.82%      $       73      2.15%        (0.74)%          2.58%         36.17%
   2006                19.95     8.78%              67      2.39%        (0.90)%          2.47%        110.47%
   2005                18.34     7.25%              62      2.49%        (0.55)%          2.62%        192.04%
   2004 ++             17.10    15.62%              58      2.52%*       (1.11)%*         2.60%*       240.63%
---------------------------------------------------------------------------------------------------------------

OLD MUTUAL GROWTH FUND

   CLASS Z
   2006 >            $ 21.55    (7.15)%     $  549,150      1.10%        (0.36)%          1.32%         41.15%
   2006                23.21    26.42%         655,520      1.35%        (0.61)%          1.37%        102.94%
   2005                18.36     0.11%         714,903      1.40%        (1.16)%          1.40%         36.93%
   2004                18.34    31.94%         986,917      1.38%        (1.16)%          1.39%        163.61%
   2003                13.90   (26.61)%      1,118,887      1.42%        (1.12)%          1.42%        167.87%
   2002                18.94   (12.88)%      1,925,422      1.33%        (0.95)%          1.33%        170.67%

   ADVISOR CLASS
   2006 >            $ 20.98    (7.25)%     $       60      1.35%        (0.61)%          1.57%         41.15%
   2006                22.62    26.09%              64      1.61%        (0.93)%          1.63%        102.94%
   2005                17.94    (0.22)%            120      1.65%        (1.39)%          1.65%         36.93%
   2004                17.98    31.63%          40,534      1.63%        (1.42)%          1.64%        163.61%
   2003                13.66   (26.80)%         33,619      1.67%        (1.37)%          1.67%        167.87%
   2002                18.66   (13.05)%         50,259      1.58%        (1.20)%          1.58%        170.67%

   CLASS A
   2006 >            $ 21.40    (7.24)%     $       82      1.35%        (0.53)%          1.62%         41.15%
   2006                23.07    26.13%             224      1.55%        (0.67)%          1.57%        102.94%
   2005                18.29    (0.16)%             55      1.65%        (1.41)%          1.65%         36.93%
   2004 ++             18.32     9.83%              55      1.61%*       (1.42)%*         1.62%*       163.61%

   CLASS C
   2006 >            $ 20.92    (7.60)%     $      119      2.10%        (1.38)%          2.32%         41.15%
   2006                22.64    25.15%              68      2.34%        (1.53)%          2.36%        102.94%
   2005                18.09    (0.88)%             54      2.40%        (2.16)%          2.40%         36.93%
   2004 ++             18.25     9.41%              55      2.36%*       (2.17)%*         2.37%*       163.61%
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                             Realized and
                      Net                     Unrealized
                     Asset          Net        Gains or                   Dividends    Distributions                    Total
                     Value      Investment     (Losses)         Total      from Net         from         Return       Dividends
                   Beginning      Income          on            from      Investment      Capital           of           and
                   of Period      (Loss)      Securities     Operations     Income         Gains         Capital    Distributions
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL HEITMAN REIT FUND

   CLASS Z
   2006 >           $ 14.28    $  0.15 (1)      $  0.85       $  1.00      $ (0.15)       $   --       $   --          $(0.15)
   2006               11.77       0.10 (1)         4.07          4.17        (0.19)        (1.36)       (0.11)(7)       (1.66)
   2005               11.66       0.30 (1)         1.01^^^^      1.31        (0.29)        (0.91)          --           (1.20)
   2004                8.06       0.31 (1)         3.80          4.11        (0.34)        (0.12)       (0.05)(7)       (0.51)
   2003                9.58       0.30 (1)        (0.87)        (0.57)       (0.31)        (0.61)       (0.03)(7)       (0.95)
   2002 (14)           8.78       0.09             0.80          0.89        (0.09)           --           --           (0.09)
   2001 (3,6)          9.56       0.47             0.46          0.93        (0.45)        (1.21)       (0.05)(7)       (1.71)

   ADVISOR CLASS
   2006 >           $ 14.21    $  0.13 (1)      $  0.84       $  0.97      $ (0.13)       $   --       $   --          $(0.13)
   2006               11.72       0.06 (1)         4.06          4.12        (0.16)        (1.36)       (0.11)(7)       (1.63)
   2005               11.61       0.26 (1)         1.02^^^^      1.28        (0.26)        (0.91)          --           (1.17)
   2004                8.03       0.30 (1)         3.76          4.06        (0.31)        (0.12)       (0.05)(7)       (0.48)
   2003                9.55       0.27 (1)        (0.86)        (0.59)       (0.30)        (0.61)       (0.02)(7)       (0.93)
   2002 (14)           8.75       0.09             0.79          0.88        (0.08)           --           --           (0.08)
   2001 (3,6)          9.55       0.43             0.45          0.88        (0.43)        (1.21)       (0.04)(7)       (1.68)

   CLASS A
   2006 >           $ 14.28    $  0.13 (1)      $  0.85       $  0.98      $ (0.13)       $   --       $   --          $(0.13)
   2006               11.77       0.07 (1)         4.07          4.14        (0.16)        (1.36)       (0.11)(7)       (1.63)
   2005               11.66       0.27 (1)         1.01^^^^      1.28        (0.26)        (0.91)          --           (1.17)
   2004 ++             9.84       0.14 (1)         2.02          2.16        (0.20)        (0.12)       (0.02)(7)       (0.34)

   CLASS C
   2006 >           $ 14.25    $  0.07 (1)      $  0.85       $  0.92      $ (0.06)       $   --       $   --          $(0.06)
   2006               11.75      (0.04)(1)         4.08          4.04        (0.07)        (1.36)       (0.11)(7)       (1.54)
   2005               11.65       0.18 (1)         1.01^^^^      1.19        (0.18)        (0.91)          --           (1.09)
   2004 ++             9.84       0.03 (1)         2.09          2.12        (0.17)        (0.12)       (0.02)(7)       (0.31)
---------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP FUND

   CLASS Z
   2006 >           $ 13.13    $  0.04 (1)      $  1.38       $  1.42      $   --         $   --       $   --          $   --
   2006               12.13       0.08 (1)         0.99          1.07       (0.07)            --           --           (0.07)
   2005               11.93       0.08 (1)         0.25          0.33       (0.13)            --           --           (0.13)
   2004                9.50       0.15 (1)         2.43          2.58       (0.15)            --           --           (0.15)
   2003               13.34       0.13 (1)        (3.82)        (3.69)      (0.15)            --           --           (0.15)
   2002               13.90       0.03 (1)        (0.57)        (0.54)      (0.02)            --           --           (0.02)

   ADVISOR CLASS
   2006 >           $ 13.09    $  0.02 (1)      $  1.38       $  1.40      $   --         $   --       $   --          $   --
   2006               12.10       0.05 (1)         0.98          1.03       (0.04)            --           --           (0.04)
   2005               11.89       0.05 (1)         0.25          0.30       (0.09)            --           --           (0.09)
   2004                9.48       0.12 (1)         2.42          2.54       (0.13)            --           --           (0.13)
   2003               13.30       0.09 (1)        (3.79)        (3.70)      (0.12)            --           --           (0.12)
   2002               13.88         -- (1)        (0.58)        (0.58)         --             --           --              --

   CLASS A
   2006 >           $ 13.12    $  0.02 (1)      $  1.37       $  1.39      $   --         $   --       $   --          $   --
   2006               12.12       0.05 (1)         0.99          1.04       (0.04)            --           --           (0.04)
   2005               11.92       0.06 (1)         0.24          0.30       (0.10)            --           --           (0.10)
   2004 ++            11.08       0.05 (1)         0.93          0.98       (0.14)            --           --           (0.14)

   CLASS C
   2006 >           $ 13.02    $ (0.03) (1)     $  1.37       $  1.34      $   --         $   --       $   --          $   --
   2006               12.09      (0.05) (1)        0.98          0.93          --             --           --              --
   2005               11.89      (0.03) (1)        0.25          0.22       (0.02)            --           --           (0.02)
   2004 ++            11.08       0.01 (1)         0.92          0.93       (0.12)            --           --           (0.12)
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Ratio
                                                                                                   of Expenses
                                                                                                    to Average
                                                                                                    Net Assets
                                                                                                    (Excluding
                                                                                        Ratio        Waivers,
                                                                                       of Net        Expenses
                                    Net                       Net                    Investment       Borne
                                   Asset                     Assets       Ratio        Income      by Advisor,
                                   Value                      End      of Expenses     (Loss)     Reimbursements  Portfolio
                   Redemption       End        Total       of Period    to Average   to Average    and Expense     Turnover
                      Fees       of Period    Return+        (000)      Net Assets   Net Assets   Reduction)^^^     Rate+
---------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL HEITMAN REIT FUND

   CLASS Z
   2006 >            $ --**       $ 15.13      7.03%        $204,057      1.25%         2.08%         1.32%         26.70%
   2006                --**         14.28     37.47%         182,951      1.31%         0.73%         1.31%         69.95%
   2005                --           11.77     10.96%         145,088      1.31%         2.52%         1.31%         82.58%
   2004                --           11.66     52.08%         133,980      1.30%         3.15%         1.31%         78.20%
   2003                --            8.06     (5.73)%         70,039      1.27%         3.42%         1.33%        110.81%
   2002 (14)           --            9.58     10.11%          76,679      1.36%*        4.20%*        1.47%*        25.08%
   2001 (3,6)          --            8.78     10.41%          61,378      1.14%         4.57%         1.14%        139.00%

   ADVISOR CLASS
   2006 >            $ --         $ 15.05      6.87%        $ 15,923      1.50%         1.82%         1.57%         26.70%
   2006                --           14.21     37.13%          15,849      1.56%         0.46%         1.56%         69.95%
   2005                --           11.72     10.73%          13,886      1.56%         2.25%         1.56%         82.58%
   2004                --           11.61     51.66%          17,664      1.55%         3.04%         1.56%         78.20%
   2003                --            8.03     (5.99)%         14,578      1.52%         3.15%         1.58%        110.81%
   2002 (14)           --            9.55     10.08%          19,738      1.61%*        3.86%*        1.72%*        25.08%
   2001 (3,6)          --            8.75      9.88% (8)      18,858      1.62%         4.07%         1.62%        139.00%

   CLASS A
   2006 >            $ --         $ 15.13      6.91%        $    348      1.50%         1.82%         1.58%         26.70%
   2006                --           14.28     37.16%             267      1.56%         0.54%         1.56%         69.95%
   2005                --           11.77     10.70%              68      1.56%         2.27%         1.56%         82.58%
   2004 ++             --           11.66     22.35%              61      1.56%*        2.63%*        1.57%*        78.20%

   CLASS C
   2006 >            $ --         $ 15.11      6.49%        $    301      2.25%         1.03%         2.32%         26.70%
   2006                --           14.25     36.17%             533      2.31%        (0.28)%        2.31%         69.95%
   2005                --           11.75      9.88%             236      2.31%         1.54%         2.31%         82.58%
   2004 ++             --           11.65     21.90%             156      2.30%*        0.63%*        2.31%*        78.20%
---------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP FUND

   CLASS Z
   2006 >            $ --         $ 14.55     10.81%        $ 91,632      1.15%         0.60%         1.33%         47.41%
   2006                --**         13.13      8.86%          83,294      1.23%         0.64%         1.24%         77.33%
   2005                --           12.13      2.73%         122,043      1.21%         0.69%         1.21%        152.98%
   2004                --           11.93     27.20%         214,710      1.20%         1.34%         1.21%        252.96%
   2003                --            9.50    (27.73)%        283,989      1.20%         1.18%         1.20%        428.30%
   2002                --           13.34     (3.86)%        524,236      1.14%         0.24%         1.14%        947.66%

   ADVISOR CLASS
   2006 >            $ --         $ 14.49     10.70%        $    342      1.40%         0.36%         1.58%         47.41%
   2006                --           13.09      8.51%             358      1.48%         0.40%         1.49%         77.33%
   2005                --           12.10      2.53%             441      1.46%         0.44%         1.46%        152.98%
   2004                --           11.89     26.81%             723      1.45%         1.03%         1.46%        252.96%
   2003                --            9.48    (27.86)%            451      1.45%         0.86%         1.45%        428.30%
   2002                --           13.30     (4.15)%            195      1.39%        (0.04)%        1.39%        947.66%

   CLASS A
   2006 >            $ --         $ 14.51     10.59%        $     67      1.40%         0.35%         1.58%         47.41%
   2006                --           13.12      8.61%              61      1.48%         0.38%         1.49%         77.33%
   2005                --           12.12      2.50%              56      1.46%         0.47%         1.46%        152.98%
   2004 ++             --           11.92      8.91%              54      1.45%*        0.86%*        1.46%*       252.96%

   CLASS C
   2006 >            $ --         $ 14.36     10.29%        $     66      2.15%        (0.40)%        2.33%         47.41%
   2006                --           13.02      7.69%              59      2.23%        (0.37)%        2.24%         77.33%
   2005                --           12.09      1.81%              55      2.21%        (0.29)%        2.21%        152.98%
   2004 ++             --           11.89      8.49%              54      2.20%*        0.11%*        2.21%*       252.96%
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 (UNAUDITED)

                      Net                       Realized and
                     Asset                       Unrealized                  Dividends   Distributions       Total
                     Value         Net            Gains or        Total      from Net        from          Dividends
                   Beginning   Investment         (Losses)        from      Investment      Capital           and        Redemption
                   of Period    Loss (1)       on Securities   Operations     Income         Gains       Distributions      Fees
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH FUND

   CLASS Z
   2006 >           $ 22.82     $ (0.04)          $ (0.85)      $ (0.89)       $ --           $ --            $ --          $ --
   2006               19.20       (0.10)             3.72          3.62          --             --              --            --**
   2005               19.80       (0.08)            (0.52)        (0.60)         --             --              --            --
   2004               15.10       (0.15)             4.85          4.70          --             --              --            --
   2003               19.67       (0.11)            (4.46)        (4.57)         --             --              --            --
   2002               22.90       (0.14)            (3.09)        (3.23)         --             --              --            --

   ADVISOR CLASS
   2006 >           $ 22.52     $ (0.06)          $ (0.85)      $ (0.91)       $ --           $ --            $ --          $ --
   2006               18.99       (0.15)             3.68          3.53          --             --              --            --
   2005               19.64       (0.14)            (0.51)        (0.65)         --             --              --            --
   2004               15.02       (0.19)             4.81          4.62          --             --              --            --
   2003               19.62       (0.15)            (4.45)        (4.60)         --             --              --            --
   2002               22.89       (0.19)            (3.08)        (3.27)         --             --              --            --

   CLASS A
   2006 >           $ 22.67     $ (0.07)          $ (0.84)      $ (0.91)       $ --           $ --            $ --          $ --
   2006               19.12       (0.15)             3.70          3.55          --             --              --            --
   2005               19.77       (0.14)            (0.51)        (0.65)         --             --              --            --
   2004 +++           17.45       (0.14)             2.46          2.32          --             --              --            --

   CLASS C
   2006 >           $ 22.22     $ (0.14)          $ (0.83)      $ (0.97)       $ --           $ --            $ --          $ --
   2006               18.88       (0.30)             3.64          3.34          --             --              --            --
   2005               19.67       (0.27)            (0.52)        (0.79)         --             --              --            --
   2004 +++           17.45       (0.23)             2.45          2.22          --             --              --            --
-----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND

   CLASS Z
   2006 >           $ 17.78     $ (0.03)          $ (0.67)      $ (0.70)       $ --           $ --            $ --          $ --**
   2006               14.03       (0.14)             3.89          3.75          --             --              --            --**
   2005               15.12       (0.09)            (1.00)        (1.09)         --             --              --            --
   2004               11.35       (0.17)             3.94          3.77          --             --              --            --
   2003               15.15       (0.09)            (3.71)        (3.80)         --             --              --            --
   2002               17.81       (0.11)            (2.55)        (2.66)         --             --              --            --

   ADVISOR CLASS
   2006 >           $ 17.55     $ (0.05)          $ (0.66)      $ (0.71)       $ --           $ --            $ --          $ --
   2006               13.89       (0.18)             3.84          3.66          --             --              --            --
   2005               15.01       (0.13)            (0.99)        (1.12)         --             --              --            --
   2004               11.30       (0.21)             3.92          3.71          --             --              --            --
   2003               15.10       (0.12)            (3.68)        (3.80)         --             --              --            --
   2002               17.80       (0.16)            (2.54)        (2.70)         --             --              --            --

   CLASS A
   2006 >           $ 17.66     $ (0.06)          $ (0.65)      $ (0.71)       $ --           $ --            $ --          $ --
   2006               13.97       (0.17)             3.86          3.69          --             --              --            --
   2005               15.10       (0.13)            (1.00)        (1.13)         --             --              --            --
   2004 ++            13.31       (0.12)             1.91          1.79          --             --              --            --

   CLASS C
   2006 >           $ 17.34     $ (0.12)          $ (0.65)      $ (0.77)       $ --           $ --            $ --          $ --
   2006               13.82       (0.29)             3.81          3.52          --             --              --            --
   2005               15.05       (0.24)            (0.99)        (1.23)         --             --              --            --
   2004 ++            13.31       (0.17)             1.91          1.74          --             --              --            --
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      Ratio
                                                                                   of Expenses
                                                                                    to Average
                                                                                    Net Assets
                                                                                    (Excluding
                                                                                     Waivers,
                      Net                   Net                    Ratio of Net      Expenses
                     Asset                 Assets       Ratio       Investment        Borne
                     Value                  End      of Expenses       Loss         by Advisor    Portfolio
                      End       Total    of Period    to Average    to Average     and Expense     Turnover
                   of Period   Return+     (000)      Net Assets    Net Assets    Reduction)^^^     Rate+
-----------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH FUND

   CLASS Z
   2006 >           $ 21.93     (3.90)%  $  92,745      1.25%         (0.34)%         1.43%         56.54%
   2006               22.82     18.85%     111,398      1.31%         (0.49)%         1.33%        110.59%
   2005               19.20     (3.03)%    143,955      1.32%         (0.43)%         1.32%         35.70%
   2004               19.80     31.13%     184,688      1.34%         (0.83)%         1.35%         63.17%
   2003               15.10    (23.23)%    172,972      1.33%         (0.67)%         1.33%        124.58%
   2002               19.67    (14.10)%    258,297      1.26%         (0.62)%         1.26%        148.93%

   ADVISOR CLASS
   2006 >           $ 21.61     (4.04)%  $     329      1.50%         (0.59)%         1.68%         56.54%
   2006               22.52     18.59%         342      1.56%         (0.71)%         1.57%        110.59%
   2005               18.99     (3.31)%        318      1.57%         (0.72)%         1.57%         35.70%
   2004               19.64     30.76%         561      1.59%         (1.09)%         1.60%         63.17%
   2003               15.02    (23.45)%        497      1.58%         (0.93)%         1.58%        124.58%
   2002               19.62    (14.29)%        156      1.51%         (0.87)%         1.51%        148.93%

   CLASS A
   2006 >           $ 21.76     (4.01)%  $     158      1.50%         (0.65)%         1.70%         56.54%
   2006               22.67     18.57%          65      1.56%         (0.70)%         1.57%        110.59%
   2005               19.12     (3.29)%         55      1.57%         (0.72)%         1.57%         35.70%
   2004 +++           19.77     13.30%          77      1.58%*        (1.09)%*        1.59%*        63.17%

   CLASS C
   2006 >           $ 21.25     (4.37)%  $      76      2.25%         (1.35)%         2.43%         56.54%
   2006               22.22     17.69%          79      2.31%         (1.44)%         2.32%        110.59%
   2005               18.88     (4.02)%         67      2.32%         (1.40)%         2.32%         35.70%
   2004 +++           19.67     12.72%          56      2.33%*        (1.83)%*        2.34%*        63.17%
-----------------------------------------------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND

   CLASS Z
   2006 >           $ 17.08     (3.94)%  $ 119,880      1.25%         (0.39)%         1.47%         69.02%
   2006               17.78     26.73%     140,148      1.41%         (0.90)%         1.44%        128.58%
   2005               14.03     (7.21)%    153,215      1.46%         (0.64)%         1.46%         41.95%
   2004               15.12     33.22%     217,059      1.46%         (1.24)%         1.47%         73.65%
   2003               11.35    (25.08)%    209,192      1.48%         (0.74)%         1.48%        156.30%
   2002               15.15    (14.94)%    333,115      1.36%         (0.66)%         1.36%        152.53%

   ADVISOR CLASS
   2006 >           $ 16.84     (4.05)%  $     110      1.50%         (0.64)%         1.73%         69.02%
   2006               17.55     26.35%         112      1.66%         (1.14)%         1.69%        128.58%
   2005               13.89     (7.46)%        107      1.71%         (0.85)%         1.71%         41.95%
   2004               15.01     32.83%          96      1.71%         (1.50)%         1.72%         73.65%
   2003               11.30    (25.17)%         63      1.73%         (1.00)%         1.73%        156.30%
   2002               15.10    (15.17)%         60      1.61%         (0.91)%         1.61%        152.53%

   CLASS A
   2006 >           $ 16.95     (4.02)%  $     195      1.50%         (0.70)%         1.74%         69.02%
   2006               17.66     26.41%          84      1.64%         (1.05)%         1.68%        128.58%
   2005               13.97     (7.48)%         52      1.71%         (0.88)%         1.71%         41.95%
   2004 ++            15.10     13.45%          57      1.70%*        (1.56)%*        1.71%*        73.65%

   CLASS C
   2006 >           $ 16.57     (4.44)%  $     156      2.25%         (1.41)%         2.48%         69.02%
   2006               17.34     25.47%         110      2.41%         (1.84)%         2.44%        128.58%
   2005               13.82     (8.17)%         62      2.46%         (1.60)%         2.46%         41.95%
   2004 ++            15.05     13.07%          57      2.45%*        (2.31)%*        2.46%*        73.65%
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      Net                       Realized and
                     Asset                       Unrealized                  Dividends   Distributions       Total
                     Value        Net             Gains or       Total       from Net        from          Dividends
                   Beginning   Investment         (Losses)        from      Investment      Capital           and        Redemption
                   of Period      Loss         on Securities   Operations     Income         Gains       Distributions      Fees
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL MID-CAP FUND

   CLASS Z
   2006 >           $ 19.46     $ (0.04) (1)    $ (0.53)        $ (0.57)     $    --       $ (2.82)         $ (2.82)       $ --**
   2006               17.97       (0.05) (1)       3.09            3.04        (0.01)        (1.54)           (1.55)         --**
   2005               17.93       (0.03) (1)       1.73            1.70           --         (1.66)           (1.66)         --
   2004               12.29       (0.07) (1)       5.71            5.64           --            --               --          --
   2003               15.74       (0.04) (1)      (3.41)          (3.45)          --            --               --          --
   2002               14.44       (0.02) (1)       1.32            1.30           --            --               --          --

   ADVISOR CLASS
   2006 >           $ 19.22     $ (0.06) (1)    $ (0.53)        $ (0.59)     $    --       $ (2.82)         $ (2.82)       $ --
   2006               17.79       (0.09) (1)       3.06            2.97           --         (1.54)           (1.54)         --
   2005               17.82       (0.07) (1)       1.70            1.63           --         (1.66)           (1.66)         --
   2004               12.25       (0.11) (1)       5.68            5.57           --            --               --          --
   2003               15.72       (0.07) (1)      (3.40)          (3.47)          --            --               --          --
   2002 (9)           13.90       (0.03) (1)       1.85            1.82           --            --               --          --

   CLASS A
   2006 >           $ 19.32     $ (0.06) (1)    $ (0.52)        $ (0.58)     $    --       $ (2.82)         $ (2.82)       $ --
   2006               17.88       (0.09) (1)       3.07            2.98           --         (1.54)           (1.54)         --
   2005               17.90       (0.07) (1)       1.71            1.64           --         (1.66)           (1.66)         --
   2004 +++           14.59       (0.08) (1)       3.39            3.31           --            --               --          --

   CLASS C
   2006 >           $ 18.92     $ (0.12) (1)    $ (0.53)        $ (0.65)     $    --       $ (2.82)         $ (2.82)       $ --
   2006               17.66       (0.23) (1)       3.03            2.80           --         (1.54)           (1.54)         --
   2005               17.82       (0.18) (1)       1.68            1.50           --         (1.66)           (1.66)         --
   2004 +++           14.59       (0.16) (1)       3.39            3.23           --            --               --          --
-----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL SELECT GROWTH FUND

   CLASS Z
   2006 >           $ 24.63     $ (0.05) (1)    $ (0.87)        $ (0.92)     $    --       $    --          $    --        $ --
   2006               19.95       (0.20) (1)       4.88            4.68           --            --               --          --**
   2005               20.91       (0.26) (1)      (0.70)          (0.96)          --            --               --          --
   2004               15.71       (0.28) (1)       5.48            5.20           --            --               --          --
   2003               22.74       (0.19)          (6.84)          (7.03)          --            --               --          --
   2002               26.58       (0.25) (1)      (3.59)          (3.84)          --            --               --          --

   CLASS A
   2006 >           $ 24.47     $ (0.08) (1)    $ (0.86)        $ (0.94)     $    --       $    --          $    --        $ --
   2006               19.87       (0.25) (1)       4.85            4.60           --            --               --          --
   2005               20.88       (0.31) (1)      (0.70)          (1.01)          --            --               --          --
   2004 ++            19.43       (0.18) (1)       1.63            1.45           --            --               --          --

   CLASS C
   2006 >           $ 24.01     $ (0.16) (1)    $ (0.85)        $ (1.01)     $    --       $    --          $    --        $ --
   2006               19.65       (0.41) (1)       4.77            4.36           --            --               --          --
   2005               20.80       (0.46) (1)      (0.69)          (1.15)          --            --               --          --
   2004 ++            19.43       (0.26) (1)       1.63            1.37           --            --               --          --
----------------------------------------------------------------------------------------------------------------------------------

                                                                                      Ratio
                                                                                   of Expenses
                                                                                    to Average
                                                                                    Net Assets
                                                                                   (Excluding
                                                                                    Waivers,
                      Net                   Net                    Ratio of Net     Expenses
                     Asset                Assets        Ratio       Investment        Borne
                     Value                  End      of Expenses       Loss        by Advisor     Portfolio
                      End       Total    of Period   to Average     to Average     and Expense    Turnover
                   of Period   Return+     (000)     Net Assets     Net Assets    Reduction)^^^     Rate+
-----------------------------------------------------------------------------------------------------------
OLD MUTUAL MID-CAP FUND

   CLASS Z
   2006 >           $ 16.07     (2.00)%  $ 297,765      1.20%         (0.41)%         1.41%         56.40%
   2006               19.46     17.52%     403,953      1.32%         (0.25)%         1.35%         81.91%
   2005               17.97      9.59%     455,657      1.33%         (0.18)%         1.33%        116.71%
   2004               17.93     45.89%     452,530      1.37%         (0.47)%         1.38%        143.80%
   2003               12.29    (21.92)%    288,030      1.40%         (0.33)%         1.40%        195.22%
   2002               15.74      9.00%     464,987      1.32%         (0.15)%         1.32%        236.85%

   ADVISOR CLASS
   2006 >           $ 15.81     (2.14)%  $   6,006      1.45%         (0.66)%         1.66%         56.40%
   2006               19.22     17.26%       7,222      1.57%         (0.49)%         1.60%         81.91%
   2005               17.79      9.25%       8,416      1.58%         (0.37)%         1.58%        116.71%
   2004               17.82     45.47%       6,493      1.62%         (0.72)%         1.63%        143.80%
   2003               12.25    (22.07)%      1,634      1.65%         (0.54)%         1.65%        195.22%
   2002 (9)           15.72     13.09%         127      1.55%*        (0.49)%*        1.55%*       236.85%

   CLASS A
   2006 >           $ 15.92     (2.08)%  $     195      1.45%         (0.66)%         1.66%         56.40%
   2006               19.32     17.23%         199      1.58%         (0.49)%         1.60%         81.91%
   2005               17.88      9.26%         258      1.58%         (0.39)%         1.58%        116.71%
   2004 +++           17.90     22.69%         191      1.62%*        (0.69)%*        1.63%*       143.80%

   CLASS C
   2006 >           $ 15.45     (2.52)%  $     280      2.20%         (1.41)%         2.41%         56.40%
   2006               18.92     16.41%         290      2.31%         (1.25)%         2.34%         81.91%
   2005               17.66      8.50%         169      2.33%         (1.01)%         2.33%        116.71%
   2004 +++           17.82     22.14%          92      2.37%*        (1.43)%*        2.38%*       143.80%
-----------------------------------------------------------------------------------------------------------

OLD MUTUAL SELECT GROWTH FUND

   CLASS Z
   2006 >           $ 23.71     (3.74)%  $ 129,579      1.25%         (0.39)%         1.54%         85.57%
   2006               24.63     23.46%     150,145      1.46%         (0.93)%         1.51%        157.84%
   2005               19.95     (4.59)%    163,617      1.53%         (1.28)%         1.53%        141.68%
   2004               20.91     33.10%     231,034      1.52%         (1.44)%         1.53%        179.85%
   2003               15.71    (30.91)%    225,127      1.55%         (1.02)%         1.55%        381.73%
   2002               22.74    (14.45)%    413,134      1.38%         (0.94)%         1.38%        301.58%

   CLASS A
   2006 >           $ 23.53     (3.84)%  $     124      1.50%         (0.69)%         1.80%         85.57%
   2006               24.47     23.15%          63      1.71%         (1.14)%         1.76%        157.84%
   2005               19.87     (4.84)%         51      1.78%         (1.52)%         1.78%        141.68%
   2004 ++            20.88      7.46%          54      1.76%*        (1.68)%*        1.77%*       179.85%

   CLASS C
   2006 >           $ 23.00     (4.21)%  $      59      2.25%         (1.40)%         2.54%         85.57%
   2006               24.01     22.19%          62      2.46%         (1.90)%         2.51%        157.84%
   2005               19.65     (5.53)%         51      2.53%         (2.27)%         2.53%        141.68%
   2004 ++            20.80      7.05%          54      2.51%*        (2.43)%*        2.52%*       179.85%
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 (UNAUDITED)

                      Net                     Realized and
                     Asset                     Unrealized                  Dividends   Distributions       Total
                     Value         Net          Gains or        Total      from Net        from          Dividends
                   Beginning    Investment      (Losses)        from      Investment      Capital           and        Redemption
                   of Period       Loss      on Securities   Operations     Income         Gains       Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP FUND

CLASS Z
2006 >              $25.05     $(0.05) (1)      $(0.62)        $(0.67)       $ --         $   --           $   --        $ --**
2006                 22.16      (0.07) (1)        2.96           2.89          --             --               --          --**
2005                 20.29      (0.20) (1)        2.07           1.87          --             --               --          --
2004                 13.27      (0.15) (1)        7.17           7.02          --             --               --          --
2003                 20.65      (0.13) (1)       (7.25)         (7.38)         --             --               --          --
2002                 18.48      (0.14) (1)        2.31           2.17          --             --               --          --

ADVISOR CLASS
2006 >              $24.75     $(0.08) (1)      $(0.62)        $(0.70)       $ --         $   --           $   --        $ --
2006                 21.95      (0.14) (1)        2.94           2.80          --             --               --          --
2005                 20.15      (0.26) (1)        2.06           1.80          --             --               --          --
2004                 13.20      (0.19) (1)        7.14           6.95          --             --               --          --
2003                 20.60      (0.17) (1)       (7.23)         (7.40)         --             --               --          --
2002                 18.47      (0.22) (1)        2.35           2.13          --             --               --          --

CLASS A
2006 >              $24.90     $(0.07) (1)      $(0.63)        $(0.70)       $ --         $   --           $   --        $ --
2006                 22.08      (0.12) (1)        2.94           2.82          --             --               --          --
2005                 20.27      (0.25) (1)        2.06           1.81          --             --               --          --
2004 ++              16.80      (0.11) (1)        3.58           3.47          --             --               --          --

CLASS C
2006 >              $24.44     $(0.16) (1)      $(0.62)        $(0.78)       $ --         $   --           $   --        $ --
2006                 21.84      (0.29) (1)        2.89           2.60          --             --               --          --
2005                 20.19      (0.40) (1)        2.05           1.65          --             --               --          --
2004 ++              16.80      (0.18) (1)        3.57           3.39          --             --               --          --
---------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

CLASS Z
2006 >              $17.43     $(0.06) (1)      $(1.39)        $(1.45)       $ --         $(3.71)          $(3.71)       $ --
2006                 14.47      (0.13) (1)        3.09           2.96          --             --               --          --**
2005                 13.68      (0.16) (1)        0.95           0.79          --             --               --          --
2004                  8.72      (0.14) (1)        5.10           4.96          --             --               --          --
2003                 13.37      (0.11) (1)       (4.54)         (4.65)         --             --               --          --
2002                 12.08      (0.13) (1)        1.42           1.29          --             --               --          --

ADVISOR CLASS
2006 >              $17.29     $(0.08) (1)      $(1.38)        $(1.46)       $ --         $(3.71)          $(3.71)       $ --
2006                 14.38      (0.16) (1)        3.07           2.91          --             --               --          --
2005                 13.63      (0.19) (1)        0.94           0.75          --             --               --          --
2004                  8.71      (0.18) (1)        5.10           4.92          --             --               --          --
2003 (10)             9.29      (0.07)           (0.51)         (0.58)         --             --               --          --

CLASS A
2006 >              $17.31     $(0.06) (1)      $(1.40)        $(1.46)       $ --         $(3.71)          $(3.71)       $ --
2006                 14.41      (0.16) (1)        3.06           2.90          --             --               --          --
2005                 13.66      (0.19) (1)        0.94           0.75          --             --               --          --
2004 +++             11.72      (0.13) (1)        2.07           1.94          --             --               --          --

CLASS C
2006 >              $16.97     $(0.13) (1)      $(1.36)        $(1.49)       $ --         $(3.71)          $(3.71)       $ --
2006                 14.23      (0.28) (1)        3.02           2.74          --             --               --          --
2005                 13.59      (0.29) (1)        0.93           0.64          --             --               --          --
2004 +++             11.72      (0.19) (1)        2.06           1.87          --             --               --          --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       Ratio
                                                                                    of Expenses
                                                                                     to Average
                                                                                     Net Assets
                                                                                     (Excluding
                                                                                      Waivers,
                      Net                    Net                     Ratio of Net     Expenses
                     Asset                  Assets        Ratio       Investment      Borne by
                     Value                   End       of Expenses       Loss          Advisor      Portfolio
                      End        Total    of Period     to Average    to Average     and Expense     Turnover
                   of Period    Return+     (000)       Net Assets    Net Assets    Reduction)^^^     Rate+
-------------------------------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP FUND

CLASS Z
2006 >              $24.38      (2.67)%    $ 41,912       1.25%         (0.40)%         1.70%         52.41%
2006                 25.05      13.04%       49,868       1.44%         (0.32)%         1.65%        116.13%
2005                 22.16       9.22%       60,556       1.50%         (1.01)%         1.61%         98.18%
2004                 20.29      52.90%      102,497       1.50%         (0.84)%         1.56%        116.57%
2003                 13.27     (35.74)%     102,497       1.50%         (0.83)%         1.59%        115.44%
2002                 20.65      11.74%      290,007       1.48%         (0.72)%         1.48%        144.85%

ADVISOR CLASS
2006 >              $24.05      (2.83)%    $      6       1.50%         (0.64)%         1.96%         52.41%
2006                 24.75      12.76%            6       1.67%         (0.61)%         1.88%        116.13%
2005                 21.95       8.93%           19       1.75%         (1.30)%         1.86%         98.18%
2004                 20.15      52.65%           97       1.74%         (1.11)%         1.80%        116.57%
2003                 13.20     (35.92)%         165       1.75%         (1.08)%         1.84%        115.44%
2002                 20.60      11.53%          364       1.73%         (1.12)%         1.73%        144.85%

CLASS A
2006 >              $24.20      (2.81)%    $    145       1.50%         (0.60)%         1.96%         52.41%
2006                 24.90      12.77%           98       1.68%         (0.53)%         1.89%        116.13%
2005                 22.08       8.93%           78       1.75%         (1.23)%         1.86%         98.18%
2004 ++              20.27      20.65%           60       1.74%*        (1.16)%*        1.83%*       116.57%

CLASS C
2006 >              $23.66      (3.19)%    $     83       2.25%         (1.38)%         2.70%         52.41%
2006                 24.44      11.90%           79       2.44%         (1.29)%         2.64%        116.13%
2005                 21.84       8.17%           71       2.50%         (1.98)%         2.61%         98.18%
2004 ++              20.19      20.18%           60       2.49%*        (1.91)%*        2.58%*       116.57%
-------------------------------------------------------------------------------------------------------------

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

CLASS Z
2006 >              $12.27      (7.54)%    $ 38,527       1.35%         (0.80)%         1.64%         89.89%
2006                 17.43      20.46%       48,107       1.46%         (0.82)%         1.54%        148.73%
2005                 14.47       5.77%       51,156       1.50%         (1.17)%         1.61%         80.38%
2004                 13.68      56.88%       69,838       1.50%         (1.14)%         1.60%         96.80%
2003                  8.72     (34.78)%      57,738       1.50%         (1.09)%         1.57%        113.26%
2002                 13.37      10.68%       86,243       1.50%         (0.96)%         1.52%        118.88%

ADVISOR CLASS
2006 >              $12.12      (7.67)%    $  1,040       1.60%         (1.04)%         1.90%         89.89%
2006                 17.29      20.24%        1,258       1.71%         (1.07)%         1.78%        148.73%
2005                 14.38       5.50%        1,550       1.75%         (1.42)%         1.86%         80.38%
2004                 13.63      56.49%        1,779       1.75%         (1.41)%         1.85%         96.80%
2003 (10)             8.71      (8.99)%         509       1.75%*        (1.28)%*        1.87%*       113.26%

CLASS A
2006 >              $12.14      (7.66)%    $  1,269       1.60%         (0.97)%         1.91%         89.89%
2006                 17.31      20.12%          233       1.70%         (1.00)%         1.78%        148.73%
2005                 14.41       5.49%           62       1.75%         (1.42)%         1.86%         80.38%
2004 +++             13.66      16.55%           65       1.75%*        (1.43)%*        1.87%*        96.80%

CLASS C
2006 >              $11.77      (8.03)%    $     79       2.35%         (1.79)%         2.65%         89.89%
2006                 16.97      19.26%           81       2.46%         (1.81)%         2.54%        148.73%
2005                 14.23       4.71%           68       2.50%         (2.16)%         2.61%         80.38%
2004 +++             13.59      15.96%           58       2.50%*        (2.18)%*        2.62%*        96.80%
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      Net                     Realized and
                     Asset         Net         Unrealized                  Dividends   Distributions       Total
                     Value      Investment      Gains or        Total      from Net        from          Dividends
                   Beginning      Income        (Losses)        from      Investment      Capital           and        Redemption
                   of Period      (Loss)     on Securities   Operations     Income         Gains       Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL TS&W SMALL CAP VALUE FUND

CLASS Z
2006 >               $28.15    $(0.07) (1)      $(0.83)        $(0.90)      $   --        $   --          $   --         $ --**
2006                  25.20     (0.15) (1)        5.57           5.42           --         (2.47)          (2.47)          --**
2005                  20.80     (0.16) (1)        4.97           4.81           --         (0.41)          (0.41)          --
2004^                 16.12     (0.05) (1)        4.89           4.84           --         (0.16)          (0.16)          --

CLASS A
2006 >               $27.93    $(0.10) (1)      $(0.82)        $(0.92)      $   --        $   --          $   --         $ --
2006                  25.08     (0.21) (1)        5.53           5.32           --         (2.47)          (2.47)          --
2005                  20.76     (0.22) (1)        4.95           4.73           --         (0.41)          (0.41)          --
2004+++               16.20     (0.08) (1)        4.80           4.72           --         (0.16)          (0.16)          --

CLASS C
2006 >               $27.32    $(0.20) (1)      $(0.80)        $(1.00)      $   --        $   --          $   --         $ --
2006                  24.76     (0.40) (1)        5.43           5.03           --         (2.47)          (2.47)          --
2005                  20.65     (0.40) (1)        4.92           4.52           --         (0.41)          (0.41)          --
2004+++               16.20     (0.18) (1)        4.79           4.61           --         (0.16)          (0.16)          --
---------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL CASH RESERVES FUND

CLASS Z
2006 >               $ 1.00    $ 0.02 (1)       $   --         $ 0.02       $(0.02)       $   --          $(0.02)        $ --
2006                   1.00      0.03 (1)           --           0.03        (0.03)           --           (0.03)          --
2005                   1.00      0.01 (1)           --           0.01        (0.01)           --           (0.01)          --
2004                   1.00        -- (1)           --             --           --            --              --           --
2003                   1.00      0.01               --           0.01        (0.01)           --           (0.01)          --
2002                   1.00      0.03               --           0.03        (0.03)           --           (0.03)          --
---------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

CLASS Z
2006 >               $ 9.97    $ 0.23 (1)       $ 0.09         $ 0.32       $(0.23)       $   --          $(0.23)        $ --**
2006                  10.12      0.39 (1)        (0.12)          0.27        (0.40)        (0.02)          (0.42)          --**
2005                  10.30      0.35 (1)         0.03           0.38        (0.36)        (0.20)          (0.56)          --
2004 ^^               10.00      0.23 (1)         0.38           0.61        (0.23)        (0.08)          (0.31)          --

CLASS A
2006 >               $ 9.97    $ 0.22 (1)       $ 0.09         $ 0.31       $(0.22)       $   --          $(0.22)        $ --
2006                  10.12      0.37 (1)        (0.13)          0.24        (0.37)        (0.02)          (0.39)          --
2005                  10.30      0.32 (1)         0.03           0.35        (0.33)        (0.20)          (0.53)          --
2004 +++              10.00      0.21 (1)         0.38           0.59        (0.21)        (0.08)          (0.29)          --

CLASS C
2006 >               $ 9.98    $ 0.18 (1)       $ 0.08         $ 0.26       $(0.18)       $   --          $(0.18)        $ --
2006                  10.12      0.29 (1)        (0.11)          0.18        (0.30)        (0.02)          (0.32)          --
2005                  10.29      0.24 (1)         0.05           0.29        (0.26)        (0.20)          (0.46)          --
2004 +++              10.00      0.16 (1)         0.37           0.53        (0.16)        (0.08)          (0.24)          --
---------------------------------------------------------------------------------------------------------------------------------

                                                                                       Ratio
                                                                                    of Expenses
                                                                                    to Average
                                                                                    Net Assets
                                                                                    (Excluding
                                                                                     Waivers,
                                                                     Ratio of Net    Expenses
                      Net                    Net                      Investment     Borne by
                     Asset                  Assets        Ratio         Income       Advisor,
                     Value                   End       of Expenses      (Loss)    Reimbursements    Portfolio
                      End        Total    of Period     to Average    to Average    and Expense      Turnover
                   of Period    Return+     (000)       Net Assets    Net Assets   Reduction)^^^      Rate+
-------------------------------------------------------------------------------------------------------------
OLD MUTUAL TS&W SMALL CAP VALUE FUND

CLASS Z
2006 >               $27.25     (3.20)%    $ 63,723       1.30%        (0.52)%          1.49%         23.00%
2006                  28.15     22.69%       68,271       1.46%        (0.56)%          1.47%         41.45%
2005                  25.20     23.23%       91,746       1.50%        (0.68)%          1.54%         27.69%
2004^                 20.80     30.16%       25,553       1.50%*       (0.42)%*         1.73%*        27.33%

CLASS A
2006 >               $27.01     (3.29)%    $    820       1.55%        (0.76)%          1.74%         23.00%
2006                  27.93     22.39%          975       1.70%        (0.81)%          1.71%         41.45%
2005                  25.08     22.88%          833       1.76%        (0.93)%          1.78%         27.69%
2004+++               20.76     29.26%          198       1.75%*       (0.68)%*         1.99%*        27.33%

CLASS C
2006 >               $26.32     (3.66)%    $  1,094       2.30%        (1.51)%          2.49%         23.00%
2006                  27.32     21.48%        1,139       2.45%        (1.56)%          2.47%         41.45%
2005                  24.76     21.99%        1,016       2.51%        (1.69)%          2.52%         27.69%
2004+++               20.65     28.58%          153       2.50%*       (1.43)%*         2.74%*        27.33%
-------------------------------------------------------------------------------------------------------------

OLD MUTUAL CASH RESERVES FUND

CLASS Z
2006 >               $ 1.00      2.20%     $ 34,908       0.73%         4.36%           0.91%           n/a
2006                   1.00      2.96%       34,503       0.84%         2.88%           0.85%           n/a
2005                   1.00      0.91%       41,720       0.82%         0.87%           0.83%           n/a
2004                   1.00      0.32%       53,905       0.88%         0.32%           0.89%           n/a
2003                   1.00      0.94%       94,459       0.75%         0.93%           0.75%           n/a
2002                   1.00      2.55%      107,513       0.59%         2.92%           0.59%           n/a
-------------------------------------------------------------------------------------------------------------

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

CLASS Z
2006 >               $10.06      3.27%     $  7,338       0.85%         4.63%           1.77%        213.40%
2006                   9.97      2.70%        7,620       0.85%         3.88%           1.74%        435.30%
2005                  10.12      3.72%        7,302       0.85%         3.38%           2.05%        350.28%
2004 ^^               10.30      6.19%        6,377       0.85%*        3.33%*          2.36%*       258.83%

CLASS A
2006 >               $10.06      3.17%     $    182       1.10%         4.49%           2.10%        213.40%
2006                   9.97      2.45%           56       1.10%         3.63%           2.00%        435.30%
2005                  10.12      3.46%           55       1.10%         3.13%           2.30%        350.28%
2004 +++              10.30      6.00%           53       1.10%*        3.05%*          2.60%*       258.83%

CLASS C
2006 >               $10.06      2.65%     $     77       1.85%         3.66%           2.78%        213.40%
2006                   9.98      1.78%           55       1.85%         2.90%           2.73%        435.30%
2005                  10.12      2.79%           68       1.85%         2.38%           3.05%        350.28%
2004 +++              10.29      5.36%           66       1.85%*        2.37%*          3.37%*       258.83%
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS -- CONCLUDED

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED) AND FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006 (UNAUDITED)

                                         Realized and
                   Net                    Unrealized
                  Asset                    Gains or                   Dividends   Distributions                 Total
                  Value         Net        (Losses)        Total      from Net         from       Return      Dividends     Redemp-
                Beginning   Investment        on           from      Investment      Capital        of           and          tion
                of Period     Income      Securities    Operations     Income         Gains       Capital   Distributions     Fees
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

CLASS Z
2006 >            $ 9.77     $0.18 (1)     $ 0.08          $0.26       $(0.18)       $   --       $   --       $(0.18)      $  --
2006                9.81      0.30 (1)      (0.03)          0.27        (0.31)           --           --        (0.31)         --**
2005               10.00      0.21 (1)      (0.11)#         0.10        (0.25)        (0.04)          --        (0.29)         --
2004               10.00      0.29 (1)       0.04           0.33        (0.29)           --        (0.04)       (0.33)         --
2003               10.00      0.39           0.04           0.43        (0.43)           --           --        (0.43)         --
2002 (11)          10.00      0.20             --           0.20        (0.20)        (0.04)          --        (0.24)         --
2001 (12)          10.00      0.61             --           0.61        (0.62)           --           --        (0.62)       0.01

ADVISOR CLASS
2006 >            $ 9.77     $0.16 (1)     $ 0.08          $0.24       $(0.16)       $   --       $   --       $(0.16)      $  --
2006                9.82      0.27 (1)      (0.04)          0.23        (0.28)           --           --        (0.28)         --
2005               10.00      0.19 (1)      (0.10)#         0.09        (0.23)        (0.04)          --        (0.27)         --
2004               10.00      0.26 (1)       0.05           0.31        (0.27)           --        (0.04)       (0.31)         --
2003 (13)          10.00      0.25           0.01           0.26        (0.26)           --           --        (0.26)         --

CLASS A
2006 >            $ 9.77     $0.16 (1)     $ 0.08          $0.24       $(0.16)       $   --       $   --       $(0.16)      $  --
2006                9.82      0.27 (1)      (0.04)          0.23        (0.28)           --           --        (0.28)         --
2005               10.00      0.21 (1)      (0.13)#         0.08        (0.22)        (0.04)          --        (0.26)         --
2004 +++           10.00      0.17 (1)       0.03           0.20        (0.17)           --        (0.03)       (0.20)         --

CLASS C
2006 >            $ 9.77     $0.14 (1)     $ 0.08          $0.22       $(0.14)       $   --       $   --       $(0.14)      $  --
2006                9.82      0.23 (1)      (0.05)          0.18        (0.23)           --           --        (0.23)         --
2005               10.00      0.16 (1)      (0.13)#         0.03        (0.17)        (0.04)          --        (0.21)         --
2004 +++           10.00      0.14 (1)       0.02           0.16        (0.13)           --        (0.03)       (0.16)         --
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Ratio
                                                                                          of Expenses
                                                                                          to Average
                                                                                          Net Assets
                                                                                          (Excluding
                                                                                           Waivers,
                                                                             Ratio         Expenses
                             Net                    Net                      of Net        Borne by
                            Asset                  Assets       Ratio      Investment      Advisor,
                Reverse     Value                   End      of Expenses     Income     Reimbursements   Portfolio
                 Stock       End       Total     of Period    to Average   to Average     and Expense     Turnover
                 Split    of Period   Return+      (000)      Net Assets   Net Assets    Reduction)^^^     Rate+
------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

CLASS Z
2006 >           $  --      $ 9.85     2.65%    $  216,543      0.70%        3.59%          0.98%          81.74%
2006                --        9.77     2.74%       254,300      0.74%        3.01%          0.93%         196.42%
2005                --        9.81     1.02%~      392,118      0.83%        2.08%          1.17%         400.26%
2004                --       10.00     3.38%     1,424,238      1.00%        2.87%          1.30%         257.21%
2003                --       10.00     4.38%     1,192,971      1.00%        3.65%          1.34%         222.67%
2002 (11)         0.04       10.00     1.98%       518,004      1.00%*       4.67%*         1.32%*        116.91%
2001 (12)           --       10.00     6.34%        71,298      1.00%        5.97%          1.62%         196.00%

ADVISOR CLASS
2006 >           $  --      $ 9.85     2.52%    $      628      0.95%        3.35%          1.23%          81.74%
2006                --        9.77     2.37%           723      0.99%        2.70%          1.20%         196.42%
2005                --        9.82     0.88%~        2,360      1.08%        1.86%          1.42%         400.26%
2004                --       10.00     3.14%         8,074      1.25%        2.59%          1.55%         257.21%
2003 (13)           --       10.00     2.64%         2,132      1.25%*       3.02%*         1.59%*        222.67%

CLASS A
2006 >           $  --      $ 9.85     2.52%    $       54      0.95%        3.35%          1.23%          81.74%
2006                --        9.77     2.38%            53      0.99%        2.79%          1.17%         196.42%
2005                --        9.82     0.87%~           52      1.05%        2.12%          1.39%         400.26%
2004 +++            --       10.00     1.99%            51      1.25%*       2.52%*         1.52%*        257.21%

CLASS C
2006 >           $  --      $ 9.85     2.27%    $       53      1.45%        2.85%          1.73%          81.74%
2006                --        9.77     1.87%            52      1.49%        2.29%          1.67%         196.42%
2005                --        9.82     0.36%~           51      1.55%        1.62%          1.89%         400.26%
2004 +++            --       10.00     1.65%            51      1.75%*       2.02%*         2.02%*        257.21%
-----------------------------------------------------------------------------------------------------------------------------------

   >  For the six-month period ended September 30, 2006 (Unaudited).

 n/a  Not Applicable

   *  Annualized.

  **  Amount represents less than $0.01 per share.

   + For periods less than one year, total return and portfolio turnover rate have not been annualized.

  ++  Class A and Class C shares commenced operations on September 30, 2003.

 +++  Class A and Class C shares commenced operations on July 31, 2003.

++++ The Barrow Hanley Value Fund Advisor Class commenced operations on June 30, 2003.

   ^  The TS&W Small Cap Value Fund commenced operations on July 25, 2003.

  ^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.

 ^^^  See Note 10 on page 164.

^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.

   # The impact of the payment from affiliate (See Note 2 on page 143) increased the Realized and Unrealized Gains on Securities by $0.07 per share.

   ~ A percentage of the total return consists of a payment from the Advisor. Excluding the payment by affiliate the total return would have been 0.30%, 0.16%, 0.15%, and (0.35)% for the Class Z, Advisor Class, Class A, and Class C, respectively.

   1  Per share calculations were performed using average shares for the period.

   2 On January 11, 2002, the Analytic U.S. Long/Short Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic U.S. Long/Short Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was a series of the UAM Funds, Inc. II. Information shown is for the period from January 1, 2002 to March 31, 2002.

   3  For the year ended December 31.

   4 On December 14, 2001, the Barrow Hanley Value Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Barrow Hanley Value Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust. Information shown is for the period from May 1, 2001 to March 31, 2002.

   5  For the year or period ended April 30.

   6 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

   7 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

   8 The total returns prior to the acquisition (please refer to footnote 6 above) do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.

   9  The Mid-Cap Fund Advisor Class commenced operations on October 31, 2001.

  10 The Strategic Small Company Fund Advisor Class commenced operations on August 30, 2002.

  11 On January 11, 2002, the Dwight Short Term Fixed Income Fund (formerly known as the PBHG IRA Capital Preservation Fund) acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

  12  For the period ended October 31.

  13  The Fund Advisor Class commenced operations on July 31, 2002.

  14 Information shown is for the period from December 31, 2001 to March 31, 2002.

   @ Impact of dividend expense, prior to contractual reimbursement, for Old Mutual Analytic U.S. Long/Short Fund as a ratio of expenses to average net assets:

                   CLASS Z         CLASS A        CLASS C
      ---------------------------------------------------
      2006>         0.25%           0.25%          0.25%
      2006           n/a             n/a            n/a
      2005           n/a             n/a            n/a
      2004           n/a             n/a            n/a
      2003           n/a             n/a            n/a
      2002           n/a             n/a            n/a
      2001           n/a             n/a            n/a
      ---------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Advisor Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the Investment Company Act of 1940, as amended, ("1940 Act"), as an open-end management investment company. Effective November 1, 2005, the Trust changed its name from PBHG Funds. During the period covered by this report, the Trust offered eighteen Funds: the Old Mutual Analytic U.S. Long/Short Fund (the "Analytic U.S. Long/Short Fund") (formerly the Analytic Disciplined Equity Fund), the Old Mutual Barrow Hanley Value Fund (the "Barrow Hanley Value Fund") (formerly the Clipper Focus Fund), the Old Mutual Columbus Circle Technology and Communications Fund (the "Columbus Circle Technology and Communications Fund") (formerly the PBHG Technology & Communications Fund), the Old Mutual Emerging Growth Fund (the "Emerging Growth Fund") (formerly the PBHG Emerging Growth Fund), the Old Mutual Focused Fund (the "Focused Fund") (formerly the PBHG Focused Fund), the Old Mutual Growth Fund (the "Growth Fund") (formerly the PBHG Growth Fund), the Old Mutual Heitman REIT Fund (the "Heitman REIT Fund") (formerly the Heitman REIT Fund), the Old Mutual Large Cap Fund (the "Large Cap Fund") (formerly the PBHG Large Cap Fund), the Old Mutual Large Cap Growth Fund (the "Large Cap Growth Fund") (formerly the PBHG Large Cap Growth Fund), the Old Mutual Large Cap Growth Concentrated Fund (the "Large Cap Growth Concentrated Fund") (formerly the PBHG Large Cap Growth Concentrated Fund), the Old Mutual Mid-Cap Fund (the "Mid-Cap Fund") (formerly the PBHG Mid-Cap Fund), the Old Mutual Select Growth Fund (the "Select Growth Fund") (formerly the PBHG Select Growth Fund), the Old Mutual Small Cap Fund (the "Small Cap Fund") (formerly the PBHG Small Cap Fund), the Old Mutual Strategic Small Company Fund (the "Strategic Small Company Fund") (formerly the PBHG Strategic Small Company Fund), the Old Mutual TS&W Small Cap Value Fund (the "TS&W Small Cap Value Fund") (formerly the TS&W Small Cap Value Fund), the Old Mutual Cash Reserves Fund (the "Cash Reserves Fund") (formerly the PBHG Cash Reserves Fund), the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight Intermediate Fixed Income Fund") (formerly the Dwight Intermediate Fixed Income Fund) and the Old Mutual Dwight Short Term Fixed Income Fund (the "Dwight Short Term Fixed Income Fund") (formerly the Dwight Short Term Fixed Income
Fund), each a "Fund" and, collectively, the "Funds".

Shareholders may purchase shares of the Funds through four separate classes, Class Z (formerly PBHG Class), Advisor Class, Class A and Class C shares. All classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value, Columbus Circle Technology and Communications, Focused, Heitman REIT, Large Cap Growth Concentrated and Select Growth Funds, which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

SECURITY VALUATION -- Investment securities of the Funds, including securities sold short, that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. Investment securities of the Funds that are quoted on a national market system are valued at the official closing price provided by NASDAQ, or if there is none, at the last sales price. If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board of Trustees. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

Foreign securities may be valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND DIVIDEND & INTEREST INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and expense is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Heitman REIT, Cash Reserves, Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds. Dividends from net investment income for the Heitman REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Cash Reserves, Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available. Dividends paid from the Funds from net investment income and distributions from net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITS") -- Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA PURCHASE COMMITMENTS -- The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds may enter into mortgage dollar rolls (principally using
TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

FOREIGN CURRENCY CONVERSION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

      (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and

      (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FUTURES CONTRACTS -- The Funds may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Fund will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. The Analytic U.S. Long/Short and the Dwight Intermediate Fixed Income Funds open futures contracts as of September 30, 2006, can be found in each Fund's Schedule of Investments.

OPTIONS -- The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. There were no outstanding options contracts as of September 30, 2006.

SHORT SALES -- The Analytic U.S. Long/Short Fund began engaging in short sales as of March 2006. Consistent with the Analytic U.S. Long/Short Fund's investment objectives, the Fund may engage in short sales that are "uncovered". Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such a time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short positons are closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, is recognized upon the closing of a short sale.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES -- Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

COMMISSION RECAPTURE -- Some Funds may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Funds. Commission Recapture arrangements are accounted for as realized gains of the respective Fund. Under these arrangements, the following Funds received cash in the amounts shown below during the six-month period ended September 30, 2006:

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

FUND                                                                      AMOUNT
--------------------------------------------------------------------------------
Focused Fund                                                              $  371
Large Cap Fund                                                             1,219
Mid-Cap Fund                                                                 375
Strategic Small Company Fund                                                  98
TS&W Small Cap Value Fund                                                  8,095
--------------------------------------------------------------------------------

Effective September 30, 2006, these commission recapture programs were terminated.

WRAPPER AGREEMENTS -- Prior to August 9, 2004, the PBHG IRA Capital Preservation Fund ("IRA Capital Preservation Fund") (which changed its investment objective and name effective October 19, 2004 to the Dwight Short Term Fixed Income Fund) entered into wrapper agreements with insurance companies, banks or other financial institutions.

On August 6, 2004, the Board determined to seek shareholder approval to change the investment objective of the IRA Capital Preservation Fund into a fund with a variable net asset value per share which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment objective is sought by investing mainly in high quality bonds with short average remaining maturities. Shareholder approval of the change in investment objective was received on October 1, 2004.

On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital ("Liberty Ridge"), the Fund's previous advisor. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. During the period August 10, 2004 through October 18, 2004 ("Interim Period"), the IRA Capital Preservation Fund sought to continue to provide a stable net asset value of $10.00 per share by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend yield during the Interim Period was less than dividend yields during the first seven months of 2004. During the Interim Period, Liberty Ridge undertook to waive the entire amount of its investment advisory fee. After the end of this Interim Period, the Dwight Short Term Fixed Income Fund began investing in fixed income instruments with greater than 60 days to maturity.

OTHER -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1 distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statements of Operations are in total and do not reflect the expense reductions which are shown separately.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time are sold first. The Fund retains the fee for the benefit of the remaining shareholders.

For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the six-month period ended September 30, 2006, the following redemption/exchange fees were collected by the Funds:

FUND                                                                      AMOUNT
--------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund -- Class C                                 $   204
Barrow Hanley Value Fund -- Class Z                                          228
Columbus Circle Technology and Communications Fund -- Class Z                 44
Focused Fund -- Class Z                                                        6
Growth Fund -- Class Z                                                       159
Heitman REIT Fund -- Class Z                                               1,176
Large Cap Growth Concentrated Fund -- Class Z                                 99
Mid-Cap Fund -- Class Z                                                       13
Small Cap Fund -- Class Z                                                     80
TS&W Small Cap Value Fund -- Class Z                                         170
Dwight Intermediate Fixed Income Fund -- Class Z                             138
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES, MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

--------------------------------------------------------------------------------

INVESTMENT ADVISOR -- Effective January 1, 2006, the Board approved Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") to serve as the investment advisor to each Fund, replacing Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Funds' previous advisor. Old Mutual Capital is an indirect, wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. Old Mutual Capital was appointed on an interim basis pursuant to an interim advisory agreement ("Interim Agreement") pending shareholder approval of a new management agreement ("Management Agreement") between the Trust and Old Mutual Capital. Under the terms of the Interim Agreement, Old Mutual Capital was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. Prior to Old Mutual Capital's appointment, the Trust and Liberty Ridge were parties to an investment advisory agreement ("Previous Advisory Agreement") through December 31, 2005. Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a fee that was calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund.

Effective April 19, 2006, shareholders approved the Management Agreement for the Focused, Heitman REIT, Small Cap, Strategic Small Company, TS&W Small Cap Value, Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds. Effective May 17, 2006, shareholders approved the Management Agreement for the Analytic U.S. Long/Short, Barrow Hanley Value, Columbus Circle Technology and Communications, Emerging Growth, Growth, Large Cap, Large Cap Growth, Large Cap Growth Concentrated, Mid-Cap, Select Growth and Cash Reserves Funds. Under the terms of the Management Agreement, Old Mutual Capital is obligated to provide advisory services that were previously provided by Liberty Ridge, and administrative services that were previously provided by Old Mutual Fund Services, as described in the "Administrator" section below. In exchange for providing these services, Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Management Fees paid to Old Mutual Capital under the terms of the Management Agreement are less than the combined advisory and administrative fees that were previously paid by the Funds. The rates have been in effect since January 1, 2006.

ADMINISTRATOR -- On January 28, 2001, the Trust and Old Mutual Fund Services ("Old Mutual Fund Services" or the "Administrator"), an indirect, wholly-owned subsidiary of OMUSH, and an affiliate of the Advisor, entered into an Administrative Services Agreement (the "Administrative Agreement") pursuant to which Old Mutual Fund Services oversaw the administration of the Trust's, and each Fund's, business and affairs, including regulatory reporting, office space, equipment, personnel and facilities requirements, as well as services performed by various third parties. In exchange for providing these services, Old Mutual Fund Services received a fee, calculated daily and paid monthly, at an annual rate of 0.1227% of the average daily net assets of each Fund. Effective December 31, 2005, Old Mutual Fund Services assigned the Administrative Agreement to the Advisor. As a result, for the six months ended September 30, 2006, the Management Fee received by the Advisor includes the fee for the administrative services that were previously provided to the Trust by Old Mutual Fund Services. The Management Fee that Old Mutual Capital receives for providing advisory and administrative services is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund.

EXPENSE LIMITATION AGREEMENTS -- In the interest of limiting expenses of the Funds, the Advisor has entered into an expense limitation agreement ("Expense Limitation Agreement"), with respect to the Funds, pursuant to which the Advisor has contractually agreed to waive through December 31, 2008 its Management Fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the Funds' average daily net assets, exclusive of certain expenses such as interest, taxes, dividend expense on short sales, brokerage costs and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Funds' business. The Advisor has also entered into an expense limitation agreement with respect to the Analytic U.S. Long/Short Fund ("Analytic Expense Limitation Agreement") whereby the Advisor has contractually agreed to assume dividend expenses on short sales to the extent those expenses exceed 0.10% of the Fund's total assets through June 30, 2007.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described below. With respect to all Funds, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. Old Mutual Capital and Liberty Ridge have agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge. As of September 30, 2006, the Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

FUND                                          EXPIRES MARCH 31, 2009   EXPIRES MARCH 31, 2010     TOTAL
---------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund*                     $     12,987             $      52,530       $  65,517
Barrow Hanley Value Fund                                     --                   439,343         439,343
Columbus Circle Technology and
   Communications Fund                                   49,648                   232,990         282,638
Emerging Growth Fund                                     28,161                   161,805         189,966
Focused Fund*                                            12,710                    35,932          48,642
Growth Fund                                              79,202                   624,273         703,475
Heitman REIT Fund                                         2,553                    71,700          74,253
Large Cap Fund                                            5,750                    68,785          74,535
Large Cap Growth Fund                                    14,874                    86,243         101,117
Large Cap Growth Concentrated Fund                       34,806                   138,489         173,295
Mid-Cap Fund                                            104,506                   363,898         468,404
Select Growth Fund                                       66,767                   188,431         255,198
Small Cap Fund*                                          42,501                    98,961         141,462
Strategic Small Company Fund*                            25,532                    65,022          90,554
TS&W Small Cap Value Fund*                               10,089                    61,712          71,801
Cash Reserves Fund*                                       2,579                    29,578          32,157
Dwight Intermediate Fixed Income Fund*                   16,417                    35,133          51,550
Dwight Short Term Fixed Income Fund                      55,695                   325,519         381,214
---------------------------------------------------------------------------------------------------------

*     As of September 30, 2006, the Fund's assets do not exceed $75 million.

Amounts designated as "--" are either $0 or have been rounded to $0.

The management/advisory fees are as follows:

                                                             MANAGEMENT FEES*             ADVISORY FEES*
                                                        PAID TO OLD MUTUAL CAPITAL     PAID TO LIBERTY RIDGE
FUND                                                    EFFECTIVE JANUARY 1, 2006+   THROUGH DECEMBER 31, 2005
--------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                                      0.80%                      0.70%(1)
Barrow Hanley Value Fund                                           1.00%                      1.00%
Columbus Circle Technology and Communications Fund                 0.95%                      0.85%(3)
Emerging Growth Fund                                               0.95%                      0.85%(3)
Focused Fund                                                       0.75%                      0.65%(4)
Growth Fund                                                       0.825%                      0.85%(3)
Heitman REIT Fund                                                  0.90%                      0.85%(3)
Large Cap Fund                                                     0.75%                      0.65%(4)
Large Cap Growth Fund                                              0.85%                      0.75%(5)
Large Cap Growth Concentrated Fund                                 0.90%                      0.85%(3)
Mid-Cap Fund                                                       0.95%                      0.85%(3)
Select Growth Fund                                                 0.90%                      0.85%(3)
Small Cap Fund                                                     1.00%                      1.00%(6)
Strategic Small Company Fund                                       0.95%                      0.85%(3)
TS&W Small Cap Value Fund                                          1.10%                      1.00%(6)
Cash Reserves Fund                                                 0.40%                      0.30%(7)
Dwight Intermediate Fixed Income Fund                              0.45%                      0.40%(2)
Dwight Short Term Fixed Income Fund                                0.45%                      0.40%(2)

* Fees paid to Old Mutual Capital include both advisory and administrative fees whereas fees paid to Liberty Ridge included only advisory fees.

+ Under the Management Agreement, the Advisor is entitled to a fee for providing both advisory and administrative services that is calculated daily and paid monthly at an annual rate of each Fund's average daily net assets. The Advisor has agreed to fee breakpoints for each Fund. For assets between $0 and $300 million, Management Fees will be charged at their base level. Once assets of any Fund [other than the Cash Reserves, Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds (the "Fixed Income Funds")] exceed $300 million, the Management Fees will be reduced by 0.05% from their base levels. Further fee breakpoints are triggered when a Fund's assets reach $500 million, $750 million, $1 billion, $1.5 billion and $2 billion. In each case, base level advisory fees are reduced by an additional 0.05%, for a possible 0.30% total fee reduction. For the Fixed Income Funds, each Management Fee breakpoint triggers a reduction of 0.025% in the Management Fee, for a possible 0.15% total fee reduction.

(1) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 0.70% of the first $1 billion of the average daily net assets of the Fund, 0.65% of the next $500 million of the average daily net assets of the Fund, 0.60% of the next $500 million of the average daily net assets of the Fund, 0.55% of the next $500 million of the average daily net assets of the Fund and 0.50% of the average daily net assets of the Fund in excess of $2.5 billion.

(2) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 0.40% of the first $1 billion of the average daily net assets of the Fund, 0.35% of the next $500 million of the average daily net assets of the Fund, 0.30% of the next $500 million of the average daily net assets of the Fund, 0.25% of the next $500 million of the average daily net assets of the Fund and 0.20% of the average daily net assets of the Fund in excess of $2.5 billion.

(3) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 0.85% of the first $1 billion of the average daily net assets of the Fund, 0.80% of the next $500 million of the average daily net assets of the Fund, 0.75% of the next $500 million of the average daily net assets of the Fund, 0.70% of the next $500 million of the average daily net assets of the Fund and 0.65% of the average daily net assets of the Fund in excess of $2.5 billion.

(4) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 0.65% of the first $1 billion of the average daily net assets of the Fund, 0.60% of the next $500 million of the average daily net assets of the Fund, 0.55% of the next $500 million of the average daily net assets of the Fund, 0.50% of the next $500 million of the average daily net assets of the Fund and 0.45% of the average daily net assets of the Fund in excess of $2.5 billion.

(5) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 0.75% of the first $1 billion of the average daily net assets of the Fund, 0.70% of the next $500 million of the average daily net assets of the Fund, 0.65% of the next $500 million of the average daily net assets of the Fund, 0.60% of the next $500 million of the average daily net assets of the Fund and 0.55% of the average daily net assets of the Fund in excess of $2.5 billion.

(6) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 1.00% of the first $1 billion of the average daily net assets of the Fund, 0.95% of the next $500 million of the average daily net assets of the Fund, 0.90% of the next $500 million of the average daily net assets of the Fund, 0.85% of the next $500 million of the average daily net assets of the Fund and 0.80% of the average daily net assets of the Fund in excess of $2.5 billion.

(7) Under the terms of the Previous Advisory Agreement, Liberty Ridge was paid a monthly fee at an annual rate of 0.30% of the first $1 billion of the average daily net assets of the Fund, 0.25% of the next $500 million of the average daily net assets of the Fund, 0.20% of the next $500 million of the average daily net assets of the Fund, 0.15% of the next $500 million of the average daily net assets of the Fund and 0.10% of the average daily net assets of the Fund in excess of $2.5 billion.

The expense limitations are as follows:

                                     EXPENSE LIMITATIONS, EFFECTIVE JANUARY 1, 2006  EXPENSE LIMITATIONS, THROUGH DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------------------------
                                      CLASS Z   ADVISOR CLASS    CLASS A   CLASS C   CLASS Z    ADVISOR CLASS    CLASS A    CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund          1.10%        1.35%*        1.35%      2.10%    1.50%         1.75%*         1.75%     2.50%
Barrow Hanley Value Fund^              1.10%        1.35%         1.35%      2.10%    1.40%         1.65%          1.65%     2.40%
Columbus Circle Technology and
   Communications Fund                 1.45%        1.70%         1.70%      2.45%     n/a           n/a            n/a       n/a
Emerging Growth Fund                   1.30%        1.55%*        1.55%      2.30%     n/a           n/a*           n/a       n/a
Focused Fund                           1.15%        1.40%*        1.40%      2.15%    1.50%         1.75%*         1.75%     2.50%
Growth Fund                            1.10%        1.35%         1.35%      2.10%     n/a           n/a            n/a       n/a
Heitman REIT Fund                      1.25%        1.50%         1.50%      2.25%    1.50%         1.75%          1.75%     2.50%
Large Cap Fund                         1.15%        1.40%         1.40%      2.15%    1.50%         1.75%          1.75%     2.50%
Large Cap Growth Fund                  1.25%        1.50%         1.50%      2.25%     n/a           n/a            n/a       n/a
Large Cap Growth
   Concentrated Fund                   1.25%        1.50%         1.50%      2.25%    1.50%         1.75%          1.75%     2.50%
Mid-Cap Fund                           1.20%        1.45%         1.45%      2.20%    1.50%         1.75%          1.75%     2.50%
Select Growth Fund                     1.25%        1.50%*        1.50%      2.25%     n/a           n/a*           n/a       n/a
Small Cap Fund                         1.25%        1.50%         1.50%      2.25%    1.50%         1.75%          1.75%     2.50%
Strategic Small Company Fund           1.35%        1.60%         1.60%      2.35%    1.50%         1.75%          1.75%     2.50%
TS&W Small Cap Value Fund              1.30%        1.55%*        1.55%      2.30%    1.50%         1.75%*         1.75%     2.50%
Cash Reserves Fund                     0.73%        0.98%*        0.98%*     1.73%*    n/a           n/a*           n/a*      n/a*
Dwight Intermediate Fixed
   Income Fund                         0.85%        1.10%*        1.10%      1.85%    0.85%         1.10%*         1.10%     1.85%
Dwight Short Term Fixed
   Income Fund                         0.70%        0.95%         0.95%      1.45%    0.75%         1.00%          1.00%     1.50%
-----------------------------------------------------------------------------------------------------------------------------------

n/a -- not applicable.

*     As of September 30, 2006, this Class was not offered for the applicable
      Fund.

^ Prior to December 9, 2004 the expense limitation for the Class Z (formerly PBHG Class), Advisor Class, Class A and Class C shares was 1.50%, 1.75%, 1.75% and 2.50%, respectively.

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

SUB-ADVISORY AGREEMENTS -- Effective January 1, 2006, the Advisor appointed the following sub-advisors (the "Sub-Advisors") to provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Advisor and each Sub-Advisor:

Analytic Investors, Inc. -- The Trust, on behalf of the Analytic U.S. Long/Short Fund, and the Advisor entered into an interim sub-advisory agreement (the "Analytic Sub-Advisory Agreement") with Analytic Investors, Inc. ("Analytic") pending shareholder approval of the Analytic Sub-Advisory Agreement, which was received on May 17, 2006. Analytic is a wholly-owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Barrow, Hanley, Mewhinney & Strauss, Inc. -- The Trust, on behalf of the Barrow Hanley Value Fund, and the Advisor entered into an interim sub-advisory agreement (the "Barrow Hanley Sub-Advisory Agreement") with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") pending shareholder approval of the Barrow Hanley Sub-Advisory Agreement, which was received on May 17, 2006. Barrow Hanley is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

CastleArk Management, LLC -- The Trust, on behalf of the Large Cap Growth, Large Cap Growth Concentrated and Select Growth Funds, and the Advisor entered into an interim sub-advisory agreement (the "CastleArk Sub-Advisory Agreement") with CastleArk Management, LLC ("CastleArk") pending shareholder approval of the CastleArk Sub-Advisory Agreement, which was received on May 17, 2006.

Columbus Circle Investors -- The Trust, on behalf of the Columbus Circle Technology and Communications Fund, and the Advisor entered into an interim sub-advisory agreement (the "Columbus Circle Sub-Advisory Agreement") with Columbus Circle Investors ("Columbus Circle") pending shareholder approval of the Columbus Circle Sub-Advisory Agreement, which was received on May 17, 2006.

Copper Rock Capital Partners, LLC -- The Trust, on behalf of the Emerging Growth and Strategic Small Company Funds, and the Advisor entered into an interim sub-advisory agreement (the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock") pending shareholder approval of the Copper Rock Sub-Advisory Agreement, which was received on April 19, 2006, for the Strategic Small Company Fund and May 17, 2006, for the Emerging Growth Fund. OMUSH owns 60% of the limited liablity company interests of Copper Rock and Copper Rock is an affiliate of Old Mutual Capital.

Dwight Asset Management Company -- The Trust, on behalf of the Dwight Intermediate Fixed Income and Dwight Short Term Fixed Income Funds, and the Advisor entered into an interim sub-advisory agreement (the "Dwight Sub-Advisory Agreement") with Dwight Asset Management Company ("Dwight") pending shareholder approval of the Dwight Sub-Advisory Agreement, which was received on April 19, 2006. Dwight is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Eagle Asset Management, Inc. -- The Trust, on behalf of the Small Cap and Strategic Small Company Funds, and the Advisor entered into an interim sub-advisory agreement (the "Eagle Sub-Advisory Agreement") with Eagle Asset Management, Inc. ("Eagle") pending shareholder approval of the Eagle Sub-Advisory Agreement, which was received on April 19, 2006.

Heitman Real Estate Securities, LLC -- The Trust, on behalf of the Heitman REIT Fund, and the Advisor entered into an interim sub-advisory agreement (the "Heitman Sub-Advisory Agreement") with Heitman Real Estate Securities LLC ("Heitman") pending shareholder approval of the Heitman Sub-Advisory Agreement, which was received on April 19, 2006. Heitman is a wholly owned subsidiary of Heitman LLC, a Deleware Limited Liability Company owned 50% by Heitman senior executives and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Munder Capital Management -- The Trust, on behalf of the Growth Fund, and the Advisor entered into an interim sub-advisory agreement (the "Munder Sub-Advisory Agreement") with Munder Capital Management ("Munder") pending shareholder approval of the Munder Sub-Advisory Agreement, which was received on May 17, 2006.

Liberty Ridge Capital, Inc. -- The Trust, on behalf of the Focused, Large Cap, Mid-Cap, Small Cap and Strategic Small Company Funds, and the Advisor entered into an interim sub-advisory agreement (the "Liberty Ridge Sub-Advisory Agreement") with Liberty Ridge pending shareholder approval of the Liberty Ridge Sub-Advisory Agreement, which was received on April 19, 2006, for the Focused, Small Cap and Strategic Small Company Funds and May 17, 2006, for the Large Cap and Mid-Cap Funds. Liberty Ridge is a wholly owned subsidiary of OMUSH and an affi-aliate of Old Mutual Capital.

Thompson, Siegel & Walmsley, Inc. -- The Trust, on behalf of the TS&W Small Cap Value Fund, and the Advisor entered into an interim sub-advisory agreement (the "TS&W Sub-Advisory Agreement") with Thompson, Siegel & Walmsley, Inc. ("TS&W") pending shareholder approval of the TS&W Sub-Advisory Agreement, which was received on April 19, 2006. TS&W is a wholly owned subsidiary of OMUSH and an affialiate of Old Mutual Capital.

Turner Investment Partners, Inc. -- The Trust, on behalf of the Growth, Large Cap Growth, Large Cap Growth Concentrated and Select Growth Funds, and the Advisor entered into an interim sub-advisory agreement (the "Turner Sub-Advisory Agreement") with Turner Investment Partners, Inc. ("Turner") pending shareholder approval of the Turner Sub-Advisory Agreement, which was received on May 17, 2006.

Wellington Management Company, LLP -- The Trust, on behalf of the Cash Reserves Fund, and the Advisor entered into an interim sub-advisory agreement (the "Wellington Sub-Advisory Agreement") with Wellington Management Company, LLP ("Wellington") pending shareholder approval of the Wellington Sub-Advisory Agreement, which was received on May 17, 2006.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, the Sub-Advisors are entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor (with the exception of the Growth and Cash Reserves Funds). The fees are calculated as follows:

                                                               SUB-ADVISORY FEE BREAKPOINT ASSET THRESHOLDS
------------------------------------------------------------------------------------------------------------------------------------
                                          $0 TO     $300 MILLION  $500 MILLION  $750 MILLION  $1.0 BILLION  $1.5 BILLION    $2.0
                                        LESS THAN   TO LESS THAN  TO LESS THAN  TO LESS THAN  TO LESS THAN  TO LESS THAN   BILLION
FUND                                  $300 MILLION  $500 MILLION  $750 MILLION  $1.0 BILLION  $1.5 BILLION  $2.0 BILLION  OR GREATER
------------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund             0.45%         0.40%          0.35%        0.30%         0.25%         0.20%        0.15%
Barrow Hanley Value Fund                  0.65%         0.60%          0.55%        0.50%         0.45%         0.40%        0.35%
Columbus Circle Technology
   and Communications Fund                0.60%         0.55%          0.50%        0.45%         0.40%         0.35%        0.30%
Emerging Growth Fund                      0.60%         0.55%          0.50%        0.45%         0.40%         0.35%        0.30%
Focused Fund                              0.40%         0.35%          0.30%        0.25%         0.20%         0.15%        0.10%
Heitman REIT Fund                         0.55%         0.50%          0.45%        0.40%         0.35%         0.30%        0.25%
Large Cap Fund                            0.40%         0.35%          0.30%        0.25%         0.20%         0.15%        0.10%
Large Cap Growth Fund                     0.50%         0.45%          0.40%        0.35%         0.30%         0.25%        0.20%
Large Cap Growth Concentrated Fund        0.55%         0.50%          0.45%        0.40%         0.35%         0.30%        0.25%
Mid-Cap Fund                              0.60%         0.55%          0.50%        0.45%         0.40%         0.35%        0.30%
Select Growth Fund                        0.55%         0.50%          0.45%        0.40%         0.35%         0.30%        0.25%
Small Cap Fund                            0.65%         0.60%          0.55%        0.50%         0.45%         0.40%        0.35%
Strategic Small Company Fund              0.60%         0.55%          0.50%        0.45%         0.40%         0.35%        0.30%
TS&W Small Cap Value Fund                 0.75%         0.70%          0.65%        0.60%         0.55%         0.50%        0.45%
Dwight Intermediate Fixed
   Income Fund                            0.20%        0.175%          0.15%       0.125%         0.10%        0.075%        0.05%
Dwight Short Term Fixed Income Fund       0.20%        0.175%          0.15%       0.125%         0.10%        0.075%        0.05%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 Sub-Advisory Fees without Breakpoints
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                                                                      0.475%
Cash Reserves Fund                                                                                0.10%
------------------------------------------------------------------------------------------------------------------------------------

SUB-ADMINISTRATOR -- On January 1, 2006, the Administrator and SEI Investments Global Funds Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement"), pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly-owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations
(A) a fee based on the average daily net assets of the Trust, Old Mutual Advisor Funds and Old Mutual Insurance Series Fund of: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of funds of the Trust, Old Mutual Advisor Funds and Old Mutual Advisor Insurance Series Fund calculated at the sum of between $50,000 and $60,000 per fund, depending on the total number of funds. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement will continue in effect until December 31, 2007, subject to certain termination provisions. The Agreement will renew each year unless terminated by either party upon not less than 90 days' prior written notice to the other party. Effective December 31, 2005, the Administrator assigned its rights and obligations under the Sub-Administrative Agreement to the Advisor.

DISTRIBUTOR -- The Trust has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH and an affiliate of the Advisor. The Distributor receives no compensation for serving in such capacity. The Trust, on behalf of Class A shares of each Fund, has adopted a distribution plan under Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.25%, of the daily net assets of Class A shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of Class C shares of each Fund, a Distribution Plan under Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service Plan on behalf of Class A shares and Class C shares of each Fund and a separate Service Plan under Rule 12b-1 under the 1940 Act on behalf of Advisor Class shares of each Fund, both of which provide for payment of a service fee of up to 0.25% of the average daily net assets of each class. Distribution fees are paid to the Distributor for the sale and distribution of Class A shares and Class C shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

Of the service and distribution fees the Distributor received for the six-month period ended September 30, 2006, it retained the following:

                                                                   SERVICE FEES             DISTRIBUTION FEES
-------------------------------------------------------------------------------------------------------------
FUND                                                    ADVISOR CLASS   CLASS A   CLASS C        CLASS C
-------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                              $    --      $   332   $   204        $   612
Barrow Hanley Value Fund                                       255        3,251     4,523         13,570
Columbus Circle Technology and Communications Fund              16           78       120            360
Emerging Growth Fund                                            --           74        92            275
Focused Fund                                                    --           95        85            256
Growth Fund                                                     74           94       104            313
Heitman REIT Fund                                           13,929          254       547          1,641
Large Cap Fund                                                 204           78        76            228
Large Cap Growth Fund                                          189          137        85            256
Large Cap Growth Concentrated Fund                             126          127       159            478
Mid-Cap Fund                                                 3,756          175       344          1,033
Select Growth Fund                                              --          113        74            222
Small Cap Fund                                                   3          132        97            292
Strategic Small Company Fund                                   700          586        93            280
TS&W Small Cap Value Fund                                       --          695       861          2,584
Dwight Intermediate Fixed Income Fund                           --           70        81            243
Dwight Short Term Fixed Income Fund                            429           73        66            131
-------------------------------------------------------------------------------------------------------------

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

US Bank, N.A., serves as the custodian for each of the Funds.

The Trust has entered into a shareholder servicing agreement with Old Mutual Fund Services to provide shareholder support and other shareholder account-related services. Old Mutual Fund Services has, in turn, contracted with Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.) ("OMSS"), its wholly-owned subsidiary, to assist in the provision of those services. OMSS received no fees directly from the Funds. The shareholder service fees are reviewed semi-annually and approved annually by the Board.

Shareholder service fees (including out of pocket expenses) paid to Old Mutual Fund Services for the six-month period ended September 30, 2006, were as follows:

FUND                                                                     AMOUNT
--------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                                      $      5,325
Barrow Hanley Value Fund                                                 30,845
Columbus Circle Technology and Communications Fund                      205,669
Emerging Growth Fund                                                     95,255
Focused Fund                                                              7,849
Growth Fund                                                             285,706
Heitman REIT Fund                                                        21,175
Large Cap Fund                                                           18,713
Large Cap Growth Fund                                                    39,195
Large Cap Growth Concentrated Fund                                       71,858
Mid-Cap Fund                                                             44,289
Select Growth Fund                                                       98,201
Small Cap Fund                                                           14,958
Strategic Small Company Fund                                             13,208
TS&W Small Cap Value Fund                                                10,508
Cash Reserves Fund                                                       22,837
Dwight Intermediate Fixed Income Fund                                     1,010
Dwight Short Term Fixed Income Fund                                       6,717
--------------------------------------------------------------------------------

On April 4, 2000, the Board approved an agreement between the Trust and Old Mutual Fund Services to provide shareholder related web development and maintenance services. For its services over the six months ended September 30, 2006, Old Mutual Fund Services received a fee of $78,390, which was allocated to each Fund quarterly based on average net assets. The fee is reviewed semi-annually and approved annually by the Board.

For the year ended March 31, 2006, Wellington voluntarily contributed $616 to the Cash Reserves Fund to offset losses incurred due to a compliance violation.

Officers of the Trust who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor, as well as the Senior Officer, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the Funds (excluding the Cash Reserves Fund) for the six-month period ended September 30, 2006, were as follows:

                                                      PURCHASES (000)         SALES AND MATURITIES (000)
--------------------------------------------------------------------------------------------------------
                                               U.S. GOVERNMENT     OTHER      U.S. GOVERNMENT    OTHER
--------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                    $       --      $   22,751      $      --     $  23,715
Barrow Hanley Value Fund                                 --         120,517             --       255,575
Columbus Circle Technology and
   Communications Fund                                   --          97,198             --       122,364
Emerging Growth Fund                                     --         201,781             --       204,959
Focused Fund                                             --           5,954             --         7,345
Growth Fund                                              --         240,471             --       296,978
Heitman REIT Fund                                        --          60,881             --        52,081
Large Cap Fund                                           --          37,213             --        38,123
Large Cap Growth Fund                                    --          56,300             --        70,502
Large Cap Growth Concentrated Fund                       --          86,730             --       102,515
Mid-Cap Fund                                             --         199,318             --       294,627
Select Growth Fund                                       --         114,947             --       133,514
Small Cap Fund                                           --          23,161             --        29,260
Strategic Small Company Fund                             --          39,420             --        43,465
TS&W Small Cap Value Fund                                --          15,235             --        18,411
Dwight Intermediate Fixed Income Fund                16,292           1,672         15,738         2,019
Dwight Short Term Fixed Income Fund                 183,159           9,973        203,899        61,780
--------------------------------------------------------------------------------------------------------

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

5. SHARE TRANSACTIONS

--------------------------------------------------------------------------------------------------------

                                                         OLD MUTUAL ANALYTIC           OLD MUTUAL
                                                        U.S. LONG/SHORT FUND    BARROW HANLEY VALUE FUND
--------------------------------------------------------------------------------------------------------
                                                       4/1/06 to                 4/1/06 to
                                                        9/30/06     4/1/05 to     9/30/06      4/1/05 to
                                                      (Unaudited)    3/31/06    (Unaudited)     3/31/06
--------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED (000):

   CLASS Z

   Shares Issued                                          431           305        1,625         8,636
   Shares Issued upon Reinvestment of Distributions        --            20        5,674         1,766
   Shares Redeemed                                       (511)       (3,163)     (10,122)      (74,185)
--------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                       (80)       (2,838)      (2,823)      (63,783)
--------------------------------------------------------------------------------------------------------
   ADVISOR CLASS

   Shares Issued                                           --            --            1             5
   Shares Issued upon Reinvestment of Distributions        --            --           12             2
   Shares Redeemed                                         --            --          (28)          (15)
--------------------------------------------------------------------------------------------------------
   Total Advisor Class Share Transactions                  --            --          (15)           (8)
--------------------------------------------------------------------------------------------------------
   CLASS A

   Shares Issued                                           12            23            8           105
   Shares Issued upon Reinvestment of Distributions        --            --           92             9
   Shares Redeemed                                         (2)           (7)         (59)         (236)
--------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                        10            16           41          (122)
--------------------------------------------------------------------------------------------------------
   CLASS C

   Shares Issued                                            4             7            1           128
   Shares Issued upon Reinvestment of Distributions        --            --          121            21
   Shares Redeemed                                         (1)           (1)        (142)         (399)
--------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                         3             6          (20)         (250)
--------------------------------------------------------------------------------------------------------
   Net (Decrease) in Shares Outstanding                   (67)       (2,816)      (2,817)      (64,163)
========================================================================================================

Amounts designated as "--" are either 0 or have been rounded to 0.

------------------------------------------------------------------------------------------------------------------------------------
                                       OLD MUTUAL COLUMBUS
                                      CIRCLE TECHNOLOGY AND        OLD MUTUAL              OLD MUTUAL              OLD MUTUAL
                                       COMMUNICATIONS FUND    EMERGING GROWTH FUND        FOCUSED FUND             GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                      4/1/06 to               4/1/06 to               4/1/06 to               4/1/06 to
                                       9/30/06    4/1/05 to    9/30/06    4/1/05 to    9/30/06    4/1/05 to    9/30/06    4/1/05 to
                                     (Unaudited)   3/31/06   (Unaudited)   3/31/06   (Unaudited)   3/31/06   (Unaudited)   3/31/06
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED (000):

   CLASS Z

   Shares Issued                          350       1,261         949       1,124         40         208          327        1,557
   Shares Issued upon Reinvestment
      of Distributions                     --          --          --          --         --           4           --           --
   Shares Redeemed                     (2,391)     (6,294)     (1,519)     (4,450)      (108)       (409)      (3,090)     (12,262)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions    (2,041)     (5,033)       (570)     (3,326)       (68)       (197)      (2,763)     (10,705)
------------------------------------------------------------------------------------------------------------------------------------
   ADVISOR CLASS

   Shares Issued                           --          29          --          --         --          --           --            1
   Shares Issued upon Reinvestment
      of Distributions                     --          --          --          --         --          --           --           --
   Shares Redeemed                        (15)       (842)         --          --         --          --           --           (4)
------------------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Share
      Transactions                        (15)       (813)         --          --         --          --           --           (3)
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A

   Shares Issued                           --          --          --          --          1          --            2            7
   Shares Issued upon Reinvestment
      of Distributions                     --          --          --          --         --          --           --           --
   Shares Redeemed                         --          --          --          --         --          --           (8)          --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions        --          --          --          --          1          --           (6)           7
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C

   Shares Issued                           --           5          --           2         --          --            3           --
   Shares Issued upon Reinvestment
      of Distributions                     --          --          --          --         --          --           --           --
   Shares Redeemed                         --          --          --          --         --          --           --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions        --           5          --           2         --          --            3           --
------------------------------------------------------------------------------------------------------------------------------------
   Net (Decrease) in Shares
      Outstanding                      (2,056)     (5,841)       (570)     (3,324)       (67)       (197)      (2,766)     (10,701)
====================================================================================================================================

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

-------------------------------------------------------------------------------------------------------
                                                             OLD MUTUAL                OLD MUTUAL
                                                          HEITMAN REIT FUND          LARGE CAP FUND
-------------------------------------------------------------------------------------------------------
                                                       4/1/06 to                 4/1/06 to
                                                        9/30/06     4/1/05 to     9/30/06     4/1/05 to
                                                      (Unaudited)    3/31/06    (Unaudited)    3/31/06
-------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED (000):

   CLASS Z

   Shares Issued                                         2,114        4,865        1,050          380
   Shares Issued upon Reinvestment of Distributions        104        1,312           --           42
   Shares Redeemed                                      (1,538)      (5,699)      (1,095)      (4,137)
-------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                        680          478          (45)      (3,715)
-------------------------------------------------------------------------------------------------------
   ADVISOR CLASS

   Shares Issued                                            42           98            3           11
   Shares Issued upon Reinvestment of Distributions          9          138           --           --
   Shares Redeemed                                        (108)        (306)          (7)         (20)
-------------------------------------------------------------------------------------------------------
   Total Advisor Class Share Transactions                  (57)         (70)          (4)          (9)
-------------------------------------------------------------------------------------------------------
   CLASS A

   Shares Issued                                             6           20           --           --
   Shares Issued upon Reinvestment of Distributions         --            2           --           --
   Shares Redeemed                                          (2)          (9)          --           --
-------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                          4           13           --           --
-------------------------------------------------------------------------------------------------------
   CLASS C

   Shares Issued                                             6           23           --           --
   Shares Issued upon Reinvestment of Distributions         --            5           --           --
   Shares Redeemed                                         (23)         (11)          --           --
-------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                        (17)          17           --           --
-------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding           610          438          (49)      (3,724)
=======================================================================================================

Amounts designated as "--" are either 0 or have been rounded to 0.

-----------------------------------------------------------------------------------------------------------------------------------
                                          OLD MUTUAL         OLD MUTUAL LARGE CAP          OLD MUTUAL              OLD MUTUAL
                                    LARGE CAP GROWTH FUND  GROWTH CONCENTRATED FUND       MID-CAP FUND         SELECT GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                    4/1/06 to               4/1/06 to                 4/1/06 to               4/1/06 to
                                     9/30/06    4/1/05 to    9/30/06     4/1/05 to     9/30/06    4/1/05 to    9/30/06    4/1/05 to
                                   (Unaudited)   3/31/06   (Unaudited)    3/31/06    (Unaudited)   3/31/06   (Unaudited)   3/31/06
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED (000):

   CLASS Z

   Shares Issued                        58          444         86           448        1,000       2,636         76          314
   Shares Issued upon
      Reinvestment of
      Distributions                     --           --         --            --        3,340       1,783         --           --
   Shares Redeemed                    (710)      (3,061)      (950)       (3,487)      (6,571)     (9,017)      (708)      (2,419)
-----------------------------------------------------------------------------------------------------------------------------------
   Total Class Z Share
      Transactions                    (652)      (2,617)      (864)       (3,039)      (2,231)     (4,598)      (632)      (2,105)
-----------------------------------------------------------------------------------------------------------------------------------
   ADVISOR CLASS

   Shares Issued                         2            3         --             1           49         130         --           --
   Shares Issued upon
      Reinvestment of
      Distributions                     --           --         --            --           63          36         --           --
   Shares Redeemed                      (2)          (5)        --            (2)        (108)       (263)        --           --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Share
      Transactions                      --           (2)        --            (1)           4         (97)        --           --
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS A

   Shares Issued                         4           --          7             3           --           2          3           --
   Shares Issued upon
      Reinvestment of
      Distributions                     --           --         --            --            2           1         --           --
   Shares Redeemed                      --           --         --            (2)          --          (7)        --           --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Class A Share
      Transactions                       4           --          7             1            2          (4)         3           --
-----------------------------------------------------------------------------------------------------------------------------------
   CLASS C

   Shares Issued                        --           --          3             2            2           5         --           --
   Shares Issued upon
      Reinvestment of
      Distributions                     --           --         --            --            3           1         --           --
   Shares Redeemed                      --           --         --            --           (2)         --         --           --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Class C Share
      Transactions                      --           --          3             2            3           6         --           --
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
      Shares Outstanding              (648)      (2,619)      (854)       (3,037)      (2,222)     (4,693)      (629)      (2,105)
===================================================================================================================================

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------------

                                           OLD MUTUAL           OLD MUTUAL STRATEGIC
                                         SMALL CAP FUND          SMALL COMPANY FUND
--------------------------------------------------------------------------------------
                                     4/1/06 to                 4/1/06 to
                                      9/30/06     4/1/05 to     9/30/06      4/1/05 to
                                    (Unaudited)    3/31/06    (Unaudited)     3/31/06
--------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED (000):

   CLASS Z

   Shares Issued                          57         117          99             318
   Shares Issued upon
      Reinvestment of
      Distributions                       --          --         771              --
   Shares Redeemed                      (328)       (859)       (490)         (1,094)
--------------------------------------------------------------------------------------
   Total Class Z Share
      Transactions                      (271)       (742)        380            (776)
--------------------------------------------------------------------------------------
   ADVISOR CLASS

   Shares Issued                          --          --          14              40
   Shares Issued upon
      Reinvestment of
      Distributions                       --          --          22              --
   Shares Redeemed                        --          (1)        (23)            (75)
--------------------------------------------------------------------------------------
   Total Advisor Class Share
      Transactions                        --          (1)         13             (35)
--------------------------------------------------------------------------------------
   CLASS A

   Shares Issued                           2          --          68               9
   Shares Issued upon
      Reinvestment of
      Distributions                       --          --          24              --
   Shares Redeemed                        --          --          (1)             --
--------------------------------------------------------------------------------------
   Total Class A Share
      Transactions                         2          --          91               9
--------------------------------------------------------------------------------------
   CLASS C

   Shares Issued                          --          --          --              --
   Shares Issued upon
      Reinvestment of
      Distributions                       --          --           2              --
   Shares Redeemed                        --          --          --              --
--------------------------------------------------------------------------------------
   Total Class C Share
      Transactions                        --          --           2              --
--------------------------------------------------------------------------------------
   Net Increase (Decrease) in
      Shares Outstanding                (269)       (743)        486            (802)
======================================================================================

Amounts designated as "--" are either 0 or have been rounded to 0.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            OLD MUTUAL             OLD MUTUAL
                                      OLD MUTUAL TS&W             OLD MUTUAL           DWIGHT INTERMEDIATE     DWIGHT SHORT TERM
                                    SMALL CAP VALUE FUND      CASH RESERVES FUND        FIXED INCOME FUND      FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                    4/1/06 to                4/1/06 to                4/1/06 to               4/1/06 to
                                     9/30/06     4/1/05 to    9/30/06     4/1/05 to    9/30/06    4/1/05 to    9/30/06     4/1/05 to
                                   (Unaudited)    3/31/06   (Unaudited)    3/31/06   (Unaudited)   3/31/06   (Unaudited)    3/31/06
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED (000):

   CLASS Z

   Shares Issued                       185           281       14,792       22,815        43         178           80         1,895
   Shares Issued upon
      Reinvestment of
      Distributions                     --           227          745        1,206        18          32          425           983
   Shares Redeemed                    (272)       (1,724)     (15,132)     (31,237)      (95)       (168)      (4,549)      (16,795)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class Z Share
      Transactions                     (87)       (1,216)         405       (7,216)      (34)         42       (4,044)      (13,917)
------------------------------------------------------------------------------------------------------------------------------------
   ADVISOR CLASS

   Shares Issued                        --            --           --           --        --          --           46            --
   Shares Issued upon
      Reinvestment of
      Distributions                     --            --           --           --        --          --            1             4
   Shares Redeemed                      --            --           --           --        --          --          (57)         (170)
------------------------------------------------------------------------------------------------------------------------------------
   Total Advisor Class Share
      Transactions                      --            --           --           --        --          --          (10)         (166)
------------------------------------------------------------------------------------------------------------------------------------
   CLASS A

   Shares Issued                        --             2           --           --        12          --           --            --
   Shares Issued upon
      Reinvestment of
      Distributions                     --             3           --           --        --           1           --            --
   Shares Redeemed                      (5)           (3)          --           --        --          --           --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Share
      Transactions                      (5)            2           --           --        12           1           --            --
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C

   Shares Issued                        --             1           --           --         2           3           --            --
   Shares Issued upon
      Reinvestment of
      Distributions                     --             4           --           --        --          --           --            --
   Shares Redeemed                      --            (4)          --           --        --          (4)          --            --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class C Share
      Transactions                      --             1           --           --         2          (1)          --            --
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
      Shares Outstanding               (92)       (1,213)         405       (7,216)      (20)         42       (4,054)      (14,083)
====================================================================================================================================

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

6. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-In-Capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2006, are primarily attributable to certain net operating losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, REIT reclasses between net investment income and long-term capital and dividends on short sales, were reclassified to the following accounts:

                                                       PAID-IN-         UNDISTRIBUTED NET        ACCUMULATED NET
FUND                                                 CAPITAL (000)   INVESTMENT INCOME (000)   REALIZED GAIN (000)
------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                         $       --             $     3                $    (3)
Columbus Circle Technology and Communications Fund        (2,843)              2,843                     --
Emerging Growth Fund                                      (2,205)              2,205                     --
Growth Fund                                               (4,108)              4,131                    (23)
Heitman REIT Fund                                         (1,567)              1,909                   (342)
Large Cap Growth Fund                                       (654)                654                     --
Large Cap Growth Concentrated Fund                        (1,329)              1,329                     --
Mid-Cap Fund                                                  --               1,433                 (1,433)
Select Growth Fund                                        (1,452)              1,452                     --
Small Cap Fund                                              (169)                177                     (8)
Strategic Small Company Fund                                (430)                434                     (4)
TS&W Small Cap Value Fund                                     --                 442                   (442)
Dwight Intermediate Fixed Income Fund                         --                   4                     (4)
Dwight Short Term Fixed Income Fund                           --                 247                   (247)
------------------------------------------------------------------------------------------------------------------

These reclassifications had no effect on net assets or net asset value per share.

Amounts designated as "--" are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended March 31, 2006 and 2005 were as follows:

                                         ORDINARY          LONG-TERM          RETURN OF      TOTAL
FUND                                    INCOME (000)   CAPITAL GAIN (000)   CAPITAL (000)    (000)
---------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund
   2006                                   $   228           $    --           $       --    $   228
   2005                                       438                --                   --        438
Barrow Hanley Value Fund
   2006                                     5,012            25,068                   --     30,080
   2005                                     8,786            11,979                   --     20,765
Focused Fund
   2006                                        88                --                   --         88
   2005                                        --                --                   --         --
Heitman REIT Fund
   2006                                     6,234            16,476                1,567     24,277
   2005                                     7,108             8,496                   --     15,604
Large Cap Fund
   2006                                       564                --                   --        564
   2005                                     1,538                --                   --      1,538
Mid-Cap Fund
   2006                                    15,917            18,349                   --     34,266
   2005                                    10,959            28,925                   --     39,884
---------------------------------------------------------------------------------------------------

                                          ORDINARY          LONG-TERM         RETURN OF      TOTAL
FUND                                    INCOME (000)   CAPITAL GAIN (000)   CAPITAL (000)    (000)
---------------------------------------------------------------------------------------------------
TS&W Small Cap Value Fund
   2006                                   $ 1,032            $ 5,161          $       --    $ 6,193
   2005                                       113              1,234                  --      1,347
Cash Reserves Fund
   2006                                     1,111                 --                  --      1,111
   2005                                       418                 --                  --        418
Dwight Intermediate Fixed Income Fund
   2006                                       319                 10                  --        329
   2005                                       377                 --                  --        377
Dwight Short Term Fixed Income Fund
   2006                                     9,738                 --                  --      9,738
   2005                                    23,888              2,455                  --     26,343
---------------------------------------------------------------------------------------------------

The following Funds did not declare dividends or distributions during the years ended March 31, 2006 and 2005: Columbus Circle Technology and Communications, Emerging Growth, Growth, Large Cap Growth, Large Cap Growth Concentrated, Select Growth, Small Cap and Strategic Small Company Funds.

Amounts designated as "--" are either $0 or have been rounded to $0.

As of March 31, 2006, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                 UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL       POST-      UNREALIZED       OTHER
                                   ORDINARY        LONG-TERM         LOSS        OCTOBER    APPRECIATION/   TEMPORARY
                                    INCOME       CAPITAL GAIN    CARRYFORWARDS   LOSSES    (DEPRECIATION)  DIFFERENCES    TOTAL
FUND                                 (000)          (000)           (000)         (000)         (000)         (000)       (000)
------------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund      $      41       $    --        $   (14,821)   $    --    $     2,462    $       --   $   (12,318)
Barrow Hanley Value Fund                 186        71,411                 --         --         62,828            --       134,425
Columbus Circle Technology and
   Communications Fund                    --            --         (2,409,933)        --         48,555            --    (2,361,378)
Emerging Growth Fund                      --            --           (251,448)        --         28,177            --      (223,271)
Focused Fund                              15            --             (1,506)        --          1,573            --            82
Growth Fund                               --            --         (1,227,239)        --         94,414            --    (1,132,825)
Heitman REIT Fund*                        --            --                 --         --         45,037            --        45,037
Large Cap Fund                           103            --           (100,525)        --          4,062            --       (96,360)
Large Cap Growth Fund                     --            --           (141,443)        --         14,418            --      (127,025)
Large Cap Growth
   Concentrated Fund                      --            --           (300,269)        --         11,659            --      (288,610)
Mid-Cap Fund                          15,091        39,476                 --         --         57,121            --       111,688
Select Growth Fund                        --            --         (1,139,722)        --         11,346            --    (1,128,376)
Small Cap Fund                            --            --             (9,117)        --          4,254            --        (4,863)
Strategic Small Company Fund              --        10,879                 --         --          5,530            --        16,409
TS&W Small Cap Value Fund                 --         5,442                 --         --         23,317            (2)       28,757
Cash Reserves Fund                       117            --                 (9)        --             --          (117)           (9)
Dwight Intermediate
   Fixed Income Fund                       6            --                 --        (31)           (64)           (5)          (94)
Dwight Short Term
   Fixed Income Fund                       3            --             (1,999)    (1,459)        (3,838)           (2)       (7,295)
------------------------------------------------------------------------------------------------------------------------------------

* Information reflects fund activity based on the Fund's December 31, 2005 tax reporting year.

Amounts designated as "--" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2005 through March 31, 2006 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years.

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

As of March 31, 2006, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

                                                                    EXPIRING MARCH 31,
------------------------------------------------------------------------------------------------------------------------
FUND                             2008     2009          2010         2011         2012       2013    2014       Total
------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund    $ --   $      --   $        --   $   14,821   $       --   $ --   $    --   $    14,821
Columbus Circle Technology and
   Communications Fund             --      29,933     1,954,050      425,950           --     --        --     2,409,933
Emerging Growth Fund               --          --       130,701      120,747           --     --        --       251,448
Focused Fund                       --          --            --        1,506           --     --        --         1,506
Growth Fund                        --          --       914,499      312,740           --     --        --     1,227,239
Large Cap Fund                     --          --         1,029       99,496           --     --        --       100,525
Large Cap Growth Fund              --          --        68,147       73,296           --     --        --       141,443
Large Cap Growth
   Concentrated Fund               --          --            --      194,872      105,397     --        --       300,269
Select Growth Fund                 --     135,841       877,966      125,915           --     --        --     1,139,722
Small Cap Fund                     --          --            --        9,117           --     --        --         9,117
Cash Reserves Fund                  4          --             5           --           --     --        --             9
Dwight Short Term
   Fixed Income Fund               --          --            --           --           --     --     1,999         1,999
------------------------------------------------------------------------------------------------------------------------

During the year ended March 31, 2006, the following Funds utilized capital loss carryforwards to offset realized capital gains (000):

FUND
--------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund                                           $  8,121
Columbus Circle Technology and Communications Fund                        54,318
Emerging Growth Fund                                                      73,255
Focused Fund                                                               1,306
Growth Fund                                                              272,230
Large Cap Fund                                                             5,984
Large Cap Growth Fund                                                     44,266
Large Cap Growth Concentrated Fund                                        44,548
Select Growth Fund                                                        42,109
Small Cap Fund                                                             8,526
Strategic Small Company Fund                                               5,550
--------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund (excluding securities sold short), excluding Cash Reserves Fund, at September 30, 2006 were as follows:

                                                                                 NET UNREALIZED
                                         FEDERAL    UNREALIZED     UNREALIZED     APPRECIATION/
                                        TAX COST   APPRECIATION   DEPRECIATION   (DEPRECIATION)
FUND                                     (000)         (000)         (000)            (000)
-----------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund           $ 30,617     $ 3,054        $   (485)       $ 2,569
Barrow Hanley Value Fund                 163,078      35,286          (1,229)        34,057
Columbus Circle Technology and
   Communications Fund                   144,759      41,837          (2,486)        39,351
Emerging Growth Fund                     145,738      15,777          (6,185)         9,592
Focused Fund                              15,545       2,398            (102)         2,296
Growth Fund                              498,179      76,245         (24,005)        52,240
Heitman REIT Fund                        158,392      62,723            (255)        62,468
Large Cap Fund                            83,330       9,543            (882)         8,661
Large Cap Growth Fund                     85,331      11,097          (3,005)         8,092
Large Cap Growth Concentrated Fund       112,491      11,670          (3,815)         7,855
Mid-Cap Fund                             267,732      47,494         (12,022)        35,472
Select Growth Fund                       122,950      11,793          (4,234)         7,559
Small Cap Fund                            40,411       3,996          (2,374)         1,622
Strategic Small Company Fund              39,173       3,994          (1,993)         2,001
TS&W Small Cap Value Fund                 48,380      18,127          (1,346)        16,781
Dwight Intermediate Fixed Income Fund     10,566          51             (34)            17
Dwight Short Term Fixed Income Fund      242,371         287          (1,897)        (1,610)
-----------------------------------------------------------------------------------------------

7. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain funds invest a high percentage of their assets in specific sectors of the market, including technology. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT and Columbus Circle Technology and Communications Funds are concentrated which means they may invest 25% or more of their net assets in specific industries.

There are risks associated with selling short, including the risk that the Analytic U.S. Long/Short Fund may have to cover its short positions at a higher price than the short price, resulting in a loss. The Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

In the normal course of business, the Funds enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

8. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of each of Old Mutual Advisor Funds II, Old Mutual Insurance Series Fund and Old Mutual Advisor Funds (together, the "Trusts"), on behalf of each series portfolio of the Trusts (for the purposes of this Note 8, the "Funds"), each of the Funds may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the six-month period ended September 30, 2006.

NOTES TO FINANCIAL STATEMENTS -- CONCLUDED

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

9. LITIGATION
--------------------------------------------------------------------------------

In June 2004, sub-advisor Liberty Ridge Capital reached settlement agreements with respect to the market timing and selective disclosure actions filed by the Securities and Exchange Commission and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of the Funds. In this event, the Trust's Board of Trustees (the "Board") would be required to seek new investment management of the Funds sub-advised by Liberty Ridge Capital or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Advisor Funds II), Liberty Ridge Capital [formerly known as Pilgrim Baxter & Associates, Ltd. ("PBA")], its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, Liberty Ridge Capital and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's Statement of Additional Information. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in, or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge Capital as investment advisor, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against Pilgrim Baxter & Associates, Ltd. (now known as Liberty Ridge Capital, Inc.). The Trust was not named in the Order. In the Order, the WV Securities Division alleged that Liberty Ridge permitted short-term trading in excess of the Trust's disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the Trust. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code Sections 32-1-101, et seq.) and is seeking that Liberty Ridge cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, Old Mutual Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Funds. However, neither Liberty Ridge nor Old Mutual Capital are currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds.

10. EXPENSES BORNE BY ADVISOR
--------------------------------------------------------------------------------

The Trust incurred legal, printing and audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described above in Note 9. The Advisor has paid these expenses on behalf of the Trust. Had the Advisor not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2005 and 2004.

11. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, the Funds have not evaluated the impact that will result from adopting FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PROXY VOTING AND PORTFOLIO HOLDINGS (UNAUDITED)

PROXY VOTING

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-433-0051 toll-free; (ii) on the Trust's website at www.omfunds.com; and (iii) on the SEC's website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006 is available on the Trust's website at www.omfunds.com and on the SEC's website at www.sec.gov.

OLD MUTUAL ADVISOR FUNDS II FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trusts' Forms N-Q are available on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

FUND EXPENSES EXAMPLE (UNAUDITED)

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE -- SEPTEMBER 30, 2006 (UNAUDITED)

EXAMPLE. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2006.

ACTUAL EXPENSES. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                                          ANNUALIZED      EXPENSES
                                                                                  BEGINNING     ENDING     EXPENSE          PAID
                                                                                   ACCOUNT     ACCOUNT      RATIOS         DURING
                                                                                    VALUE       VALUE     FOR THE SIX    SIX MONTH
                                                                                    4/1/06     9/30/06    MONTH PERIOD    PERIOD*
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                             $1,000.00   $1,047.00       2.04%        $10.47
   Hypothetical 5% Return                                                          1,000.00    1,014.84       2.04          10.30
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,045.40       2.32          11.90
   Hypothetical 5% Return                                                          1,000.00    1,013.44       2.32          11.71
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,041.40       3.08          15.76
   Hypothetical 5% Return                                                          1,000.00    1,009.63       3.08          15.52
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,052.40       1.10           5.66
   Hypothetical 5% Return                                                          1,000.00    1,019.55       1.10           5.57
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund -- Advisor Class
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,051.10       1.35           6.94
   Hypothetical 5% Return                                                          1,000.00    1,018.30       1.35           6.83
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                           ANNUALIZED     EXPENSES
                                                                                  BEGINNING     ENDING       EXPENSE        PAID
                                                                                   ACCOUNT     ACCOUNT       RATIOS        DURING
                                                                                    VALUE       VALUE      FOR THE SIX   SIX MONTH
                                                                                    4/1/06     9/30/06    MONTH PERIOD    PERIOD*
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                             $1,000.00   $1,051.90       1.35%        $ 6.94
   Hypothetical 5% Return                                                          1,000.00    1,018.30       1.35           6.83
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,047.70       2.10          10.78
   Hypothetical 5% Return                                                          1,000.00    1,014.54       2.10          10.61
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      937.90       1.45           7.04
   Hypothetical 5% Return                                                          1,000.00    1,017.80       1.45           7.33
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund -- Advisor Class
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      939.40       1.70           8.27
   Hypothetical 5% Return                                                          1,000.00    1,016.55       1.70           8.59
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      936.70       1.70           8.25
   Hypothetical 5% Return                                                          1,000.00    1,016.55       1.70           8.59
----------------------------------------------------------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE (UNAUDITED) -- CONCLUDED

                                                                                                           ANNUALIZED     EXPENSES
                                                                                  BEGINNING     ENDING       EXPENSE        PAID
                                                                                   ACCOUNT     ACCOUNT       RATIOS        DURING
                                                                                    VALUE       VALUE      FOR THE SIX   SIX MONTH
                                                                                    4/1/06     9/30/06    MONTH PERIOD    PERIOD*
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                             $1,000.00   $  933.20       2.45%        $11.87
   Hypothetical 5% Return                                                          1,000.00    1,012.78       2.45          12.36
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Emerging Growth Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      881.20       1.30           6.13
   Hypothetical 5% Return                                                          1,000.00    1,018.55       1.30           6.58
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Emerging Growth Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      880.30       1.55           7.31
   Hypothetical 5% Return                                                          1,000.00    1,017.30       1.55           7.84
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Emerging Growth Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      876.80       2.30          10.82
   Hypothetical 5% Return                                                          1,000.00    1,013.54       2.30          11.61
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Focused Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,093.80       1.15           6.04
   Hypothetical 5% Return                                                          1,000.00    1,019.30       1.15           5.82
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Focused Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,092.20       1.40           7.34
   Hypothetical 5% Return                                                          1,000.00    1,018.05       1.40           7.08
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Focused Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,088.20       2.15          11.25
   Hypothetical 5% Return                                                          1,000.00    1,014.29       2.15          10.86
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      928.50       1.10           5.32
   Hypothetical 5% Return                                                          1,000.00    1,019.55       1.10           5.57
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth Fund -- Advisor Class
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      927.50       1.35           6.52
   Hypothetical 5% Return                                                          1,000.00    1,018.30       1.35           6.83
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      927.60       1.35           6.52
   Hypothetical 5% Return                                                          1,000.00    1,018.30       1.35           6.83
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Growth Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      924.00       2.10          10.13
   Hypothetical 5% Return                                                          1,000.00    1,014.54       2.10          10.61
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,070.30       1.25           6.49
   Hypothetical 5% Return                                                          1,000.00    1,018.80       1.25           6.33
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund -- Advisor Class
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,068.70       1.50           7.78
   Hypothetical 5% Return                                                          1,000.00    1,017.55       1.50           7.59
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,069.10       1.50           7.78
   Hypothetical 5% Return                                                          1,000.00    1,017.55       1.50           7.59
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                           ANNUALIZED     EXPENSES
                                                                                  BEGINNING     ENDING       EXPENSE        PAID
                                                                                   ACCOUNT     ACCOUNT       RATIOS        DURING
                                                                                    VALUE       VALUE      FOR THE SIX   SIX MONTH
                                                                                    4/1/06     9/30/06    MONTH PERIOD    PERIOD*
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                             $1,000.00   $1,064.90       2.25%        $11.65
   Hypothetical 5% Return                                                          1,000.00    1,013.79       2.25          11.36
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,108.10       1.15           6.08
   Hypothetical 5% Return                                                          1,000.00    1,019.30       1.15           5.82
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund -- Advisor Class
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,107.00       1.40           7.39
   Hypothetical 5% Return                                                          1,000.00    1,018.05       1.40           7.08
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,105.90       1.40           7.39
   Hypothetical 5% Return                                                          1,000.00    1,018.05       1.40           7.08
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,102.90       2.15          11.33
   Hypothetical 5% Return                                                          1,000.00    1,014.29       2.15          10.86
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      961.00       1.25           6.14
   Hypothetical 5% Return                                                          1,000.00    1,018.80       1.25           6.33
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund -- Advisor Class
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      959.60       1.50           7.37
   Hypothetical 5% Return                                                          1,000.00    1,017.55       1.50           7.59
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      959.90       1.50           7.37
   Hypothetical 5% Return                                                          1,000.00    1,017.55       1.50           7.59
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      956.30       2.25          11.03
   Hypothetical 5% Return                                                          1,000.00    1,013.79       2.25          11.36
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      960.60       1.25           6.14
   Hypothetical 5% Return                                                          1,000.00    1,018.80       1.25           6.33
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund -- Advisor Class
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      959.50       1.50           7.37
   Hypothetical 5% Return                                                          1,000.00    1,017.55       1.50           7.59
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      959.80       1.50           7.37
   Hypothetical 5% Return                                                          1,000.00    1,017.55       1.50           7.59
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      955.60       2.25          11.03
   Hypothetical 5% Return                                                          1,000.00    1,013.79       2.25          11.36
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      980.00       1.20           5.96
   Hypothetical 5% Return                                                          1,000.00    1,019.05       1.20           6.07
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                           ANNUALIZED     EXPENSES
                                                                                  BEGINNING     ENDING       EXPENSE        PAID
                                                                                   ACCOUNT     ACCOUNT       RATIOS        DURING
                                                                                    VALUE       VALUE      FOR THE SIX   SIX MONTH
                                                                                    4/1/06     9/30/06    MONTH PERIOD    PERIOD*
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund -- Advisor Class
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                             $1,000.00   $  978.60       1.45%        $ 7.19
   Hypothetical 5% Return                                                          1,000.00    1,017.80       1.45           7.33
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      979.20       1.45           7.19
   Hypothetical 5% Return                                                          1,000.00    1,017.80       1.45           7.33
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      974.80       2.20          10.89
   Hypothetical 5% Return                                                          1,000.00    1,014.04       2.20          11.11
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select Growth Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      962.60       1.25           6.15
   Hypothetical 5% Return                                                          1,000.00    1,018.80       1.25           6.33
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select Growth Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      961.60       1.50           7.38
   Hypothetical 5% Return                                                          1,000.00    1,017.55       1.50           7.59
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Select Growth Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      957.90       2.25          11.04
   Hypothetical 5% Return                                                          1,000.00    1,013.79       2.25          11.36
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      973.30       1.25           6.18
   Hypothetical 5% Return                                                          1,000.00    1,018.80       1.25           6.33
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Fund -- Advisor Class
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      971.70       1.50           7.41
   Hypothetical 5% Return                                                          1,000.00    1,017.55       1.50           7.59
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      971.90       1.50           7.41
   Hypothetical 5% Return                                                          1,000.00    1,017.55       1.50           7.59
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Small Cap Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      968.10       2.25          11.10
   Hypothetical 5% Return                                                          1,000.00    1,013.79       2.25          11.36
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      924.60       1.35           6.51
   Hypothetical 5% Return                                                          1,000.00    1,018.30       1.35           6.83
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund -- Advisor Class
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      923.30       1.60           7.71
   Hypothetical 5% Return                                                          1,000.00    1,017.05       1.60           8.09
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      923.40       1.60           7.71
   Hypothetical 5% Return                                                          1,000.00    1,017.05       1.60           8.09
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      919.70       2.35          11.31
   Hypothetical 5% Return                                                          1,000.00    1,013.29       2.35          11.86
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                           ANNUALIZED     EXPENSES
                                                                                  BEGINNING     ENDING       EXPENSE        PAID
                                                                                   ACCOUNT     ACCOUNT       RATIOS        DURING
                                                                                    VALUE       VALUE      FOR THE SIX   SIX MONTH
                                                                                    4/1/06     9/30/06    MONTH PERIOD    PERIOD*
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                             $1,000.00   $  968.00       1.30%        $ 6.41
   Hypothetical 5% Return                                                          1,000.00    1,018.55       1.30           6.58
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      967.10       1.55           7.64
   Hypothetical 5% Return                                                          1,000.00    1,017.30       1.55           7.84
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00      963.40       2.30          11.32
   Hypothetical 5% Return                                                          1,000.00    1,013.54       2.30          11.61
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Cash Reserves Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,022.00       0.73           3.70
   Hypothetical 5% Return                                                          1,000.00    1,021.41       0.73           3.70
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,032.70       0.85           4.33
   Hypothetical 5% Return                                                          1,000.00    1,020.81       0.85           4.31
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,031.70       1.10           5.60
   Hypothetical 5% Return                                                          1,000.00    1,019.55       1.10           5.57
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,026.50       1.85           9.40
   Hypothetical 5% Return                                                          1,000.00    1,015.79       1.85           9.35
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund -- Class Z
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,026.50       0.70           3.56
   Hypothetical 5% Return                                                          1,000.00    1,021.56       0.70           3.55
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund -- Advisor Class
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,025.20       0.95           4.82
   Hypothetical 5% Return                                                          1,000.00    1,020.31       0.95           4.81
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund -- Class A
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,025.20       0.95           4.82
   Hypothetical 5% Return                                                          1,000.00    1,020.31       0.95           4.81
----------------------------------------------------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund -- Class C
----------------------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                              1,000.00    1,022.70       1.45           7.35
   Hypothetical 5% Return                                                          1,000.00    1,017.80       1.45           7.33
----------------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 days (to reflect the one-half year period).

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

AS OF SEPTEMBER 30, 2006 (UNAUDITED)

TRUSTEES

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees, each of which is independent as that term is defined in the 1940 Act, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee also serves as a Trustee for Old Mutual Insurance Series Fund, another registered investment company managed by the Advisor. Unless otherwise noted, all Trustees and officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            NUMBER OF
                                                                                         PORTFOLIOS IN
                                                                                            THE OLD
                                   TERM OF                                                MUTUAL FUND               OTHER
                     POSITION      OFFICE*                                                  FAMILY              DIRECTORSHIPS
                     HELD WITH  AND LENGTH OF          PRINCIPAL OCCUPATION(S)         COMPLEX OVERSEEN              HELD
NAME AND AGE         THE TRUST   TIME SERVED             DURING PAST 5 YEARS              BY TRUSTEE              BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Leigh A. Wilson      Chairman     Since 2005   Chief Executive Officer, New Century           26         Trustee, The Victory
(61)                                           Living, Inc. (older adult housing)                        Portfolios since 1992, The
                                               since 1992. Director, Chimney Rock                        Victory Institutional Funds
                                               Winery LLC (2000 - 2004), and Chimney                     since 2003, and The Victory
                                               Rock Winery Corp (winery), (1985 -                        Variable Insurance Funds
                                               2004).                                                    since 1998 (investment
                                                                                                         companies - 23 total
                                                                                                         portfolios). Trustee, Old
                                                                                                         Mutual Insurance Series
                                                                                                         Fund (investment company -
                                                                                                         8 portfolios) since 2005.
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson   Trustee     Since 1995   Chief Financial Officer, The Triumph           36         Director, The Triumph
(62)                                           Group, Inc. (manufacturing) since                         Group, Inc. since 1992.
                                               1992.                                                     Trustee, Old Mutual
                                                                                                         Insurance Series Fund
                                                                                                         (investment company - 8
                                                                                                         portfolios) since 1997.
                                                                                                         Trustee, Old Mutual Advisor
                                                                                                         Funds (investment company -
                                                                                                         10 portfolios) since 2004.
                                                                                                         Director or Trustee of ING
                                                                                                         Clarion Real Estate Income
                                                                                                         Fund and ING Clarion Real
                                                                                                         Estate Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards     Trustee     Since 1995   Consultant, Syrus Associates (business         26         Trustee, EQ Advisors Trust
(59)                                           and marketing consulting firm), (1986                     (investment company - 53
                                               - 2002). Retired.                                         portfolios) since 1995.
                                                                                                         Trustee, Old Mutual
                                                                                                         Insurance Series Fund
                                                                                                         (investment company - 8
                                                                                                         portfolios) since 1997.
                                                                                                         Trustee AXA Enterprise
                                                                                                         Funds Trust (investment
                                                                                                         company - 16 portfolios)
                                                                                                         since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller      Trustee     Since 1995   Senior Vice President, Cherry & Webb,          26         Trustee, Old Mutual
(71)                                           CWT Specialty Stores (1995 - 2000).                       Insurance Series Fund
                                               Advisor and Secretary, the Underwoman                     (investment company - 8
                                               Shoppes, Inc. (retail clothing stores)                    portfolios) since 1997.
                                               (1980 - 2002). Retired.
------------------------------------------------------------------------------------------------------------------------------------

* Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

TRUST OFFICERS

The The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Each Officer also serves as an officer in a similar capacity for Old Mutual Insurance Series Fund, another registered investment company managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------

                        POSITION            TERM OF OFFICE
                        HELD WITH          AND LENGTH OF TIME                            PRINCIPAL OCCUPATION(S)
NAME AND AGE*           THE FUND                SERVED**                                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters   President and     Since 2006                  President and Chief Operating Officer, Old Mutual Capital, Inc.,
(46)                 Principal                                     since September 2006. President and Chief Executive Officer,
                     Executive                                     Scudder family of funds (2004 - December 2005). Managing
                     Officer                                       Director UBS Global Asset Management and President and Chief
                                                                   Executive Officer, UBS Fund Services (2001 - 2003).
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux   Senior Vice       Since 2005. Employed for    Senior Vice President, Old Mutual Insurance Series Fund since
(61)                 President         an initial term of three    2005. Chief Compliance Officer, The Victory Portfolios since
                                       years and thereafter for    October 2005. President, EJV Financial Services, LLC since May
                                       successive one year terms   2002. Director, Deutsche Bank (and predecessor companies) and
                                       unless terminated prior     Executive Vice President and Chief Administrative Officer,
                                       to the end of the then      Investment Company Capital Corp. (registered investment advisor
                                       current term.               and registered transfer agent) (August 1987 to May 2002).
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols       Vice President    Since 2005                  Executive Vice President, Secretary, and General Counsel, Old
(45)                 and Secretary                                 Mutual Capital, Inc. since July 2005. Executive Vice President
                                                                   (2004 - May 2005), General Counsel and Secretary (2002 - May
                                                                   2005 and January 1998 - October 1998), and Vice President (2002
                                                                   - 2004), ICON Advisors, Inc. Director of ICON Management &
                                                                   Research Corporation (2003 - May 2005). Executive Vice President
                                                                   (2004 - May 2005), General Counsel and Secretary (2002 - May
                                                                   2005) and Vice President (2002 - 2004) of ICON Distributors,
                                                                   Inc. Executive Vice President and Secretary of ICON Insurance
                                                                   Agency, Inc. (2004 - May 2005). Vice President (1999 - 2002) and
                                                                   Assistant General Counsel (1998 - 2002), Founders Asset
                                                                   Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick   Vice President    Since 2005                  Senior Vice President and Chief Compliance Officer, Old Mutual
(58)                 and Chief                                     Capital, Inc., Old Mutual Investment Partners, Old Mutual Fund
                     Compliance                                    Services, Inc., and Old Mutual Shareholder Services, Inc., since
                     Officer                                       2005. Chief Compliance Officer, Old Mutual Advisor Funds II and
                                                                   Old Mutual Insurance Series Fund, since 2005. Senior Vice
                                                                   President and Director of Compliance, Calamos Advisors LLC (2004
                                                                   - 2005). Vice President and Chief Compliance Officer, Invesco
                                                                   Funds Group, Inc. (1996 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Black        Treasurer,        Since 2005                  Chief Financial Officer, Chief Administrative Officer, Executive
(45)                 Chief Financial                               Vice President, and Treasurer, Old Mutual Capital, Inc. since
                     Officer and                                   July 2004. Chief Financial Officer and Chief Administrative
                     Controller                                    Officer, Old Mutual Investment Partners since 2004. Senior Vice
                                                                   President and Chief Financial Officer, Transamerica Capital,
                                                                   Inc. (April 2000 - June 2004).
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes      Assistant         Since 2005                  Vice President (since July 2005) and Director of Fund Services
(40)                 Treasurer                                     (since 2004), Old Mutual Fund Services. Senior Vice President -
                                                                   Product Development, Transamerica Capital, Inc. (2000 - 2004).
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc        Assistant         Since 2005                  Associate General Counsel, Old Mutual Capital, Inc. since
(36)                 Secretary                                     October 2005. Associate General Counsel, Founders Asset
                                                                   Management LLC (2002 - 2005). Associate Attorney, Myer, Swanson,
                                                                   Adams & Wolf, P.C. (1998 - 2002).
------------------------------------------------------------------------------------------------------------------------------------

 * The address for each of the officers of the Trust is 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237.

** Except for Edward J. Veilleux, each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

SHAREHOLDER PROXY RESULTS (UNAUDITED)

At a special meeting of shareholders of Old Mutual Advisor Funds II (the "Trust"), held on April 19, 2006, shareholders of each of the series funds of the Trust (each a "Fund"), voting as a single class, elected four trustees of the Trust. In addition, shareholders of the Old Mutual Dwight Intermediate Fixed Income Fund, Old Mutual Dwight Short Term Fixed Income Fund, Old Mutual Focused Fund, Old Mutual Heitman REIT Fund, Old Mutual Small Cap Fund, Old Mutual Strategic Small Company Fund and Old Mutual TS&W Small Cap Value Fund, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Small Cap Fund and Old Mutual Strategic Small Company Fund, voting separately, approved a proposal to permit the investment advisor to manage those Funds as manager of managers Funds. On May 17, 2006, at an adjournment of the April 19, 2006 special meeting, shareholders of the Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Emerging Growth Fund, Old Mutual Growth Fund, Old Mutual Large Cap Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Mid-Cap Fund, Old Mutual Select Growth Fund and Old Mutual Cash Reserves Fund, voting separately, approved a new investment management agreement and new sub-advisory agreement(s) and shareholders of the Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Growth Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Select Growth Fund and Old Mutual Cash Reserves Fund, voting separately, approved a proposal to permit the investment advisor to manage those Funds as manager of managers Funds.

The voting results were as follows:

PROPOSAL 1. Election of Trustees.

CANDIDATE                                 SHARES FOR NOMINEES   SHARES WITHHELD
--------------------------------------------------------------------------------
Leigh A. Wilson                              1,624,723,414        81,274,715
John R. Bartholdson                          1,625,210,661        80,787,468
Jettie M. Edwards                            1,625,928,934        80,069,195
Albert A. Miller                             1,624,053,697        81,944,432
--------------------------------------------------------------------------------

PROPOSAL 2. To approve a new investment management agreement for all funds.

                                    # VOTES FOR   # VOTES AGAINST      # OF       # OF BROKER
FUND                                  PROPOSAL        PROPOSAL      ABSTENTIONS    NON-VOTES
----------------------------------------------------------------------------------------------
Analytic U.S. Long/Short                942,277        23,555            78,411       306,003
Barrow Hanley Value                  11,806,341       202,203           750,323     4,098,356
Cash Reserves                        16,576,293       824,251         1,492,379       421,497
Columbus Circle Technology
   and Communications                 6,440,662       479,187           646,483     1,345,694
Dwight Intermediate Fixed Income        547,968        41,417                 0        21,341
Dwight Short Term Fixed Income       11,110,776       413,092           621,098     1,664,807
Emerging Growth                       4,457,880       223,877           358,547     1,371,681
Focused                                 378,834         7,336            33,022       100,747
Growth                               11,817,457       646,196         1,434,866       917,361
Heitman REIT                          7,529,388        52,667           237,398       566,602
Large Cap                             2,510,560       116,262           237,654       609,886
Large Cap Growth                      1,968,867        81,161           237,435       448,621
Large Cap Growth Concentrated         3,229,681       196,052           353,874       733,230
Mid-Cap                               9,332,794       227,186           684,891     1,364,030
Select Growth                         2,472,123       139,101           281,758       497,547
Small Cap                               840,270        36,935            96,001       206,553
Strategic Small Company               1,217,921        57,461            82,116       190,455
TS&W Small Cap Value                  1,671,356        13,995            39,444       120,510
----------------------------------------------------------------------------------------------

PROPOSAL 3. To approve new sub-advisory agreement(s) for all funds.

                                                                   # VOTES FOR     # VOTES AGAINST      # OF        # OF BROKER
                                                                     PROPOSAL         PROPOSAL       ABSTENTIONS     NON-VOTES
--------------------------------------------------------------------------------------------------------------------------------
a.     OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
3i.    Analytic Investors, Inc.                                         918,980           44,266         80,997        306,003

b.     OLD MUTUAL BARROW HANLEY VALUE FUND
3h.    Barrow, Hanley, Mewhinney & Strauss                           11,766,068          234,139        758,659      4,098,356

c.     OLD MUTUAL CASH RESERVES FUND
3m.    Wellington Management Company, LLP                            16,369,053        1,016,992      1,506,878        421,497

d.     OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND
       COMMUNICATIONS FUND
3g.    Columbus Circle Investors                                      6,371,729          530,569        664,033      1,345,694

e.     OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
3l.    Dwight Asset Management Company                                  547,968           41,417              0         21,341

f.     OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
3l.    Dwight Asset Management Company                               11,109,353          435,088        600,523      1,664,807

g.     OLD MUTUAL EMERGING GROWTH FUND
3c.    Copper Rock Capital Partners, LLC                              4,403,242          271,681        365,379      1,371,681

h.     OLD MUTUAL FOCUSED FUND
3a.    Liberty Ridge Capital, Inc.                                      379,167            7,158         32,867        100,747

i.     OLD MUTUAL GROWTH FUND
3e.    Turner Investment Partners, Inc.                              11,688,061          738,807      1,471,650        917,361
3f.    Munder Capital Management                                     11,660,109          765,634      1,472,774        917,361

j.     OLD MUTUAL HEITMAN REIT FUND
3k.    Heitman Real Estate Securities, LLC                            7,522,886           54,004        242,564        566,602

k.     OLD MUTUAL LARGE CAP FUND
3a.    Liberty Ridge Capital, Inc.                                    2,491,808          133,113        239,554        609,886

l.     OLD MUTUAL LARGE CAP GROWTH FUND
3d.    CastleArk Management, LLC                                      1,946,302           94,339        246,822        448,621
3e.    Turner Investment Partners, Inc.                               1,946,335           94,852        246,278        448,621

m.     OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND
3d.    CastleArk Management, LLC                                      3,169,530          248,042        362,038        733,230
3e.    Turner Investment Partners, Inc.                               3,148,221          257,171        374,214        733,230

n.     OLD MUTUAL MID-CAP FUND
3a.    Liberty Ridge Capital, Inc.                                    9,294,228          251,588        699,054      1,364,030

o.     OLD MUTUAL SELECT GROWTH FUND
3d.    CastleArk Management, LLC                                      2,442,615          161,756        288,611        497,547
3e.    Turner Investment Partners, Inc.                               2,439,341          166,770        286,873        497,547

p.     OLD MUTUAL SMALL CAP FUND
3a.    Liberty Ridge Capital, Inc.                                      835,839           41,090         96,277        206,553
3b.    Eagle Asset Management, Inc.                                     835,324           39,439         98,443        206,553

q.     OLD MUTUAL STRATEGIC SMALL COMPANY FUND
3a.    Liberty Ridge Capital, Inc.                                    1,210,971           58,801         87,726        190,455
3b.    Eagle Asset Management, Inc.                                   1,206,158           64,314         87,026        190,455
3c.    Copper Rock Capital Partners, LLC                              1,206,781           63,262         87,455        190,455

r.     OLD MUTUAL TS&W SMALL CAP VALUE FUND
3j.    Thompson, Siegel & Walmsley, Inc.                              1,673,415           11,698         39,682        120,510
--------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER PROXY RESULTS (UNAUDITED) -- CONCLUDED

PROPOSAL 4. To permit certain funds to be managed as manager of managers funds.

                                                 # VOTES FOR   # VOTES AGAINST      # OF       # OF BROKER
OLD MUTUAL FUND                                    PROPOSAL        PROPOSAL      ABSTENTIONS    NON-VOTES
----------------------------------------------------------------------------------------------------------
Cash Reserves                                     15,624,235      1,847,551       1,421,137       421,497
Columbus Circle Technology and Communications      6,105,182        758,747         702,402     1,345,694
Growth                                            11,129,119      1,270,211       1,499,186       917,361
Large Cap Growth                                   1,879,343        170,000         238,123       448,621
Large Cap Growth Concentrated                      3,048,160        359,278         372,167       733,230
Select Growth                                      2,351,857        257,771         283,357       497,547
Small Cap                                            808,567         69,178          95,461       206,553
Strategic Small Company                            1,193,782         79,578          84,138       190,455
----------------------------------------------------------------------------------------------------------

[LOGO]  OLD MUTUAL
        ADVISOR FUNDS II

CONTACT US FOR MORE INFORMATION ABOUT THE
OLD MUTUAL ADVISOR FUNDS II

BY TELEPHONE

         1-800-433-0051

BY MAIL

         P.O. Box 219534
         Kansas City, MO 64121-9534

IN PERSON

         4643 South Ulster Street, 6th Floor
         Denver, Co 80237

ON THE INTERNET

         www.omfunds.com

BY EMAIL

         OMAFIIContact@omip.com

This semi-annual report is intended for the information of Old Mutual Advisor Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of the Old Mutual Advisor Funds II, by visiting www.omfunds.com or by calling 1-800-433-0051 toll free. Please read the prospectus carefully before investing.

DISTRIBUTOR: Old Mutual Investment Partners, Member NASD, SIPC.

D-06-582 10/2006

Item 2.    Code of Ethics.

Not applicable.

Item 3.    Audit Committee Financial Expert.

Not applicable.

Item 4.    Principal Accountant Fees and Services.

Not applicable.

Item 5.    Audit Committee of Listed Registrants.

Not applicable.

Item 6.    Schedule of Investments.

SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board of trustees of Old Mutual Advisor Funds II (the "registrant"), where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
Schedule 14A or this Item 10.

Item 11.   Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) During the quarter ended September 30, 2006, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Not applicable to semiannual reports.

(a)(2) Attached hereto as Exhibit EX-99.CERT.

(a)(3) Not applicable.

(b) Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL ADVISOR FUNDS II



By: /s/ Julian F. Sluyters
    -----------------------------
    Julian F. Sluyters, President

Date:  November 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Julian F. Sluyters
    -----------------------------------------------
    Julian F. Sluyters, Principal Executive Officer

Date:  November 21, 2006




By: /s/ Robert T. Kelly
    --------------------------------------------
    Robert T. Kelly, Principal Financial Officer

Date:  November 21, 2006